UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31, 2020


Date of reporting period:  April 1, 2019 through September 30, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                  Pioneer Dynamic
                                  Credit Fund

--------------------------------------------------------------------------------
                                  Semiannual Report | September 30, 2019
--------------------------------------------------------------------------------

                                  Ticker Symbols:

                                  Class A   RCRAX
                                  Class C   RCRCX
                                  Class Y   RCRYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                                [LOGO]  Amundi Pioneer
                                        ==============
                                      ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         33

Notes to Financial Statements                                                40

Approval of Investment Management Agreement                                  57

Trustees, Officers and Service Providers                                     62

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 3

Portfolio Management Discussion | 9/30/19

In the following interview, Michael Temple and Kevin Choy discuss the principal factors that affected the performance of Pioneer Dynamic Credit Fund during the six-month period ended September 30, 2019. Mr. Temple, Managing Director, Director of Corporate Credit Research, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Choy, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended September 30, 2019?

A Pioneer Dynamic Credit Fund's Class A shares returned 3.97% at net asset value during the six-month period ended September 30, 2019, while the Fund's benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index (the ICE BofA ML Index), returned 1.32%. During the same period, the average return of the 340 mutual funds in Morningstar's Multisector Bond Funds category was 3.99%.

Q How would you describe the investment environment in the fixed-income markets during the six-month period ended September 30, 2019?

A Bonds in general performed very well during the six-month period, with both interest-rate-sensitive and credit-sensitive market segments posting healthy gains. The decision by the U.S. Federal Reserve (Fed) to enact two quarter-point rate cuts during the period was the primary driver of the positive performance. The combination of persistently low inflation, slowing manufacturing data in the United States, and weak economic growth in Europe and the rest of the developed world gave the Fed latitude to reduce short-term rates to a range of 1.75% to 2.00%, with both cuts taking place during the summer months. Towards the end of the period, investors were anticipating that even more accommodation from the Fed would be on the way.

      The developments with regard to interest rates fueled strong gains for U.S. Treasuries and caused the yield on the 10-year Treasury note to fall from 2.41% on March 31, 2019, to 1.68% at the close of the six-month period. (Bond prices and yields move in opposite directions.) At its low in early September, the yield on the benchmark 10-year Treasury issue stood at 1.47%, very close to its lowest level over the past 10 years. Short-term Treasuries also gained ground during the period, but not to the extent of longer-dated issues. The rally in U.S. Treasuries provided a favorable backdrop for investment-grade corporate bonds, which benefited from both

4 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 lower prevailing yields and a tightening of spreads brought about by investors' healthy risk appetites. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

      Securitized assets, such as mortgaged-backed securities and asset-backed securities, while posting positive returns for the six-month period, lagged the performance of Treasuries. Senior bank loans also underperformed, as the floating-rate feature of loans attracted less investor demand once the Fed started to shift toward a more accommodative posture on monetary policy (bank loans tend to fare better when rates are rising, not falling).

      High-yield bonds performed well on an absolute basis over the six-month period, but failed to keep pace with either government bonds or investment-grade corporates, as yield spreads tightened only slightly. In addition, the combination of slower economic growth, volatility in the stock market, and weaker oil prices tended to dampen the returns of high-yield issues.

Q What were the principal factors that affected the Fund's performance during the six-month period ended September 30, 2019?

A Our preference for investing in the credit-sensitive sectors of the fixed-income market was the leading factor behind the Fund's outperformance of the benchmark ICE BofA ML Index over the six-month period. Specifically, the portfolio's allocations to investment-grade corporate and high-yield issues were key positive contributors to the Fund's benchmark-relative returns. Longer-duration corporates were especially helpful for relative performance, due to their above-average returns for the period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      The Fund's positions in securitized assets and senior loans, while providing a positive absolute return, made a smaller contribution to benchmark-relative performance than high-yield and investment-grade issues for the period. Meanwhile, a portfolio allocation to insurance-linked securities (ILS), which are issued by property-and-casualty insurers to help defray some of the cost of having to pay out claims in the wake of a natural disaster, also had a limited impact on the Fund's relative results.

      Our efforts to manage the portfolio's tail risk -- that is, the chance that unexpected developments could lead to a sharp sell-off across the markets -- detracted from the Fund's benchmark-relative performance during the period. The costs incurred to put the portfolio's hedges in place were a drag on relative returns at a time of positive performance across the broader fixed-income market.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 5

Q How did the Fund's exposure to derivative securities affect benchmark-relative performance during the six-month period ended September 30, 2019?

A We invested the Fund in several types of derivatives during the six-month period. We used credit-default swaps to manage the portfolio's exposure to credit-linked securities, which generally helped relative results. We also invested in interest-rate futures to help manage the Fund's duration risk, and we used forward foreign currency contracts (currency forwards) to take directional views on different underlying economies and manage the risks associated with investments denominated in foreign currencies. The credit-and interest-rate strategies aided the Fund's relative performance, but currency forwards had little impact.

      In addition, as we mentioned earlier, the use of derivatives to manage tail risk in the portfolio detracted from the Fund's benchmark-relative results during the period.

Q Was there any change in the Fund's yield, or distributions* to shareholders during the six-month period ended September 30, 2019?

A The Fund's yield/distributions declined over the six-month period compared with the level back in March 2019. The decrease in prevailing market yields was the main reason for the decline.

Q What is your investment outlook, and how did the outlook translate to changes in the Fund's positioning at the end of the six-month period ended September 30, 2019?

A Our core view is that the world economy is likely to remain in a pattern of gradually decelerating and slightly below-trend growth. We see a relatively low likelihood of a near-term recession, however, as U.S. consumer sentiment has remained supportive, corporate balance sheets have remained generally healthy, and we have not seen evidence of major excesses in either individual industries or the economy as a whole. In addition, both the Fed and other central banks are clearly moving in an accommodative direction with regard to monetary policy. With inflation still low across the globe, central banks have the latitude to provide continued stimulus in the form of interest-rate cuts and other measures.

      On the other hand, we have seen rising risks stemming from the ongoing U.S.-China trade war as well as other geopolitical issues. While we remain reasonably optimistic about the outlook for global economic growth, we recognize that the current slowdown could emerge as a key risk factor for the credit sectors if the world economy moves closer to recession territory.

*     Distributions are not guaranteed.

6 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

      Our response to the current conditions has been to reduce overall portfolio risk in a gradual fashion. We have sought to accomplish that by slowly reducing the Fund's weightings to corporates, bank loans, and ILS, while rotating the majority of the proceeds into securitized assets. The net result of the shift is a portfolio with a higher average credit quality and lower expected volatility.

      We have continued to focus the Fund's investments on the United States, where economic growth has remained healthier than in the rest of the world, and we have reduced the portfolio's weighting in Europe while maintaining a light allocation to the emerging markets. In total, we think our investment approach can help the Fund pursue a competitive yield, while also addressing the rising risks in the global economy.

      We believe the recent changes in the Fund's make-up help to illustrate the merits of our flexible investment process. We have the ability to manage the portfolio in a similar manner to an unconstrained fund, which means we can increase or decrease credit- or interest-rate risk depending on our economic outlook and assessments of current valuations. In our view, that level of flexibility can potentially prove valuable as we move closer to the end of the economic cycle.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 7

Please refer to the Schedule of Investments on pages 17-32 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Dynamic Credit Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds, including ETFs. In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

The Fund is not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 9

Portfolio Summary | 9/30/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           38.4%
Collateralized Mortgage Obligations                                       19.5%
Asset Backed Securities                                                   16.8%
U.S. Government and Agency Obligations                                    15.3%
Senior Secured Floating Rate Loan Interests                                8.0%
Insurance-Linked Securities                                                2.0%
Exchange-Traded Put Option Purchased                                       0.0%+

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Notes, 2.125%, 12/31/22                                                           5.50%
---------------------------------------------------------------------------------------------------------
 2. U.S. Treasury Bonds, 2.5%, 2/15/46                                                              5.24
---------------------------------------------------------------------------------------------------------
 3. U.S. Treasury Bills, 10/15/19                                                                   4.59
---------------------------------------------------------------------------------------------------------
 4. Freddie Mac Stacr Trust, Series 2018-HQA2, Class B2, 13.018%
    (1 Month USD LIBOR + 1,100 bps), 10/25/48 (144A)                                                1.70
---------------------------------------------------------------------------------------------------------
 5. Westlake Automobile Receivables Trust, Series 2018-3A, Class E, 4.9%,
    12/15/23 (144A)                                                                                 1.54
---------------------------------------------------------------------------------------------------------
 6. Fannie Mae Connecticut Avenue Securities, Series 2018-C04, Class 2M2,
    4.568% (1 Month USD LIBOR + 255 bps), 12/25/30                                                  1.51
---------------------------------------------------------------------------------------------------------
 7. EnLink Midstream Partners LP, 4.15%, 6/1/25                                                     1.47
---------------------------------------------------------------------------------------------------------
 8. Progress Residential Trust, Series 2018-SFR3, Class F, 5.368%, 10/17/35 (144A)                  1.41
---------------------------------------------------------------------------------------------------------
 9. Sunoco LP/Sunoco Finance Corp., 4.875%, 1/15/23                                                 1.40
---------------------------------------------------------------------------------------------------------
10. Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/35 (144A)                   1.39
---------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

Prices and Distributions | 9/30/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                    9/30/19                    3/31/19
--------------------------------------------------------------------------------
       A                        $9.20                      $9.04
--------------------------------------------------------------------------------
       C                        $9.16                      $9.00
--------------------------------------------------------------------------------
       Y                        $9.24                      $9.07
--------------------------------------------------------------------------------

Distributions per Share: 4/1/19-9/30/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Net Investment        Short-Term            Long-Term
      Class          Income            Capital Gains         Capital Gains
--------------------------------------------------------------------------------
       A            $0.1939              $ --                  $ --
--------------------------------------------------------------------------------
       C            $0.1586              $ --                  $ --
--------------------------------------------------------------------------------
       Y            $0.2093              $ --                  $ --
--------------------------------------------------------------------------------

The ICE Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 11

Performance Update | 9/30/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Dynamic Credit Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2019)
------------------------------------------------------
                                          ICE
                                          BofA ML
                   Net       Public       U.S. Dollar
                   Asset     Offering     3-Month
                   Value     Price        LIBOR
Period             (NAV)     (POP)        Index
------------------------------------------------------
Life-of-Class
(4/29/11)          3.60%     3.04%        0.87%
5 years            3.26      2.31         1.24
1 year             5.36      0.62         2.64
------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2019)
------------------------------------------------------
Gross         Net
------------------------------------------------------
1.28%         1.27%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Dynamic                    ICE BofA ML U.S. Dollar
                      Credit Fund                        3-Month LIBOR Index
5/11                  $ 9,550                            $10,000
9/11                  $ 9,121                            $10,009
9/12                  $10,085                            $10,058
9/13                  $10,482                            $10,090
9/14                  $10,956                            $10,114
9/15                  $10,664                            $10,140
9/16                  $11,430                            $10,190
9/17                  $12,107                            $10,295
9/18                  $12,208                            $10,478
9/19                  $12,863                            $10,755

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2020, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

Performance Update | 9/30/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch
(ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2019)
------------------------------------------------------
                                          ICE
                                          BofA ML
                                          U.S. Dollar
                                          3-Month
                     If       If          LIBOR
Period               Held     Redeemed    Index
------------------------------------------------------
Life-of-Class
(4/29/11)            2.79%    2.79%       0.87%
5 years              2.46     2.46        1.24
1 year               4.45     4.45        2.64
------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2019)
------------------------------------------------------
Gross
------------------------------------------------------
2.07%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Dynamic                    ICE BofA ML U.S. Dollar
                      Credit Fund                        3-Month LIBOR Index
5/11                  $10,000                            $10,000
9/11                  $ 9,517                            $10,009
9/12                  $10,434                            $10,058
9/13                  $10,753                            $10,090
9/14                  $11,156                            $10,114
9/15                  $10,778                            $10,140
9/16                  $11,466                            $10,190
9/17                  $12,055                            $10,295
9/18                  $12,063                            $10,478
9/19                  $12,600                            $10,755

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 13

Performance Update | 9/30/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch
(ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2019)
------------------------------------------------------
                                          ICE
                                          BofA ML
                            Net           U.S. Dollar
                            Asset         3-Month
                            Value         LIBOR
Period                      (NAV)         Index
------------------------------------------------------
Life-of-Class
(4/29/11)                   3.96%         0.87%
5 years                     3.58          1.24
1 year                      5.78          2.64
------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2019)
------------------------------------------------------
Gross         Net
------------------------------------------------------
1.06%         0.92%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Dynamic                    ICE BofA ML U.S. Dollar
                      Credit Fund                        3-Month LIBOR Index
5/11                  $5,000,000                         $5,000,000
9/11                  $4,800,067                         $5,004,688
9/12                  $5,318,483                         $5,028,875
9/13                  $5,549,790                         $5,044,884
9/14                  $5,816,607                         $5,057,058
9/15                  $5,674,388                         $5,069,924
9/16                  $6,108,511                         $5,095,017
9/17                  $6,489,244                         $5,147,253
9/18                  $6,555,750                         $5,239,233
9/19                  $6,934,515                         $5,377,296

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2020, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on actual returns from April 1, 2019 through September 30, 2019.

--------------------------------------------------------------------------------
Share Class                                 A              C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00      $1,000.00      $1,000.00
Value on 4/1/19
--------------------------------------------------------------------------------
Ending Account Value                    $1,039.70      $1,035.80      $1,042.40
(after expenses) on 9/30/19
--------------------------------------------------------------------------------
Expenses Paid                               $6.12         $10.18          $4.34
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 2.00% and 0.85% for Class A, Class C and Class Y Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2019 through September 30, 2019.

--------------------------------------------------------------------------------
Share Class                                 A              C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00      $1,000.00      $1,000.00
Value on 4/1/19
--------------------------------------------------------------------------------
Ending Account Value                    $1,019.00      $1,015.00      $1,020.75
(after expenses) on 9/30/19
--------------------------------------------------------------------------------
Expenses Paid                               $6.06         $10.08          $4.29
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, 2.00% and 0.85% for Class A, Class C and Class Y Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

Schedule of Investments | 9/30/19 (unaudited)

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                                UNAFFILIATED ISSUERS -- 95.8%
                                ASSET BACKED SECURITIES -- 16.1%
                                of Net Assets
    1,000,000                   Access Point Funding I LLC, Series 2017-A, Class B,
                                3.97%, 4/15/29 (144A)                                                    $  1,007,424
    1,667,000                   Amur Equipment Finance Receivables VI LLC, Series
                                2018-2A, Class F, 7.39%, 6/22/26 (144A)                                     1,736,811
    1,200,000                   Ascentium Equipment Receivables Trust, Series 2016-2A,
                                Class E, 6.79%, 10/10/24 (144A)                                             1,219,524
      411,524                   BXG Receivables Note Trust, Series 2018-A, Class C,
                                4.44%, 2/2/34 (144A)                                                          425,258
    1,000,000                   Cig Auto Receivables Trust, Series 2019-1A, Class D,
                                4.85%, 5/15/26 (144A)                                                       1,021,359
    1,000,000                   Conn's Receivables Funding LLC, Series 2019-A, Class C,
                                5.29%, 10/16/23 (144A)                                                      1,009,965
    1,500,000                   Elm Trust, Series 2018-2A, Class B, 5.584%,
                                10/20/27 (144A)                                                             1,526,210
      800,000                   Engs Commercial Finance Trust, Series 2016-1A, Class D,
                                5.22%, 1/22/24 (144A)                                                         797,970
    1,800,000                   Four Seas LP, Series 2017-1A, Class A2, 5.927%,
                                8/28/27 (144A)                                                              1,816,242
    1,500,000                   Foursight Capital Automobile Receivables Trust, Series
                                2018-2, Class E, 5.5%, 10/15/24 (144A)                                      1,569,492
      500,000                   Foursight Capital Automobile Receivables Trust, Series
                                2018-2, Class F, 6.48%, 6/15/26 (144A)                                        518,400
      500,000                   Foursight Capital Automobile Receivables Trust, Series
                                2019-1, Class F, 5.57%, 11/16/26 (144A)                                       509,672
      104,212(a)                GE Mortgage Services LLC, Series 1997-HE1, Class A4,
                                7.78%, 3/25/27                                                                 20,621
      500,000                   Hercules Capital Funding Trust, Series 2018-1A, Class A,
                                4.605%, 11/22/27 (144A)                                                       506,429
      900,000                   HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
                                8/20/44 (144A)                                                                904,482
      200,000                   InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                                11/15/46 (144A)                                                               208,413
      700,000                   Kabbage Funding LLC, Series 2019-1, Class C, 4.611%,
                                3/15/24 (144A)                                                                708,127
      865,144(b)                Newtek Small Business Loan Trust, Series 2018-1,
                                Class B, 5.018% (1 Month USD LIBOR +
                                300 bps), 2/25/44 (144A)                                                      863,553
      650,000(b)                Palmer Square Loan Funding, Ltd., Series 2018-1A,
                                Class C, 4.153% (3 Month USD LIBOR +
                                185 bps), 4/15/26 (144A)                                                      621,178
      650,000(b)                Palmer Square Loan Funding, Ltd., Series 2018-1A,
                                Class D, 6.253% (3 Month USD LIBOR +
                                395 bps), 4/15/26 (144A)                                                      622,205
    1,675,000                   Progress Residential Trust, Series 2018-SFR1, Class E,
                                4.38%, 3/17/35 (144A)                                                       1,705,653

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 17

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                                ASSET BACKED SECURITIES -- (continued)
    2,500,000                   Progress Residential Trust, Series 2018-SFR2, Class E,
                                4.656%, 8/17/35 (144A)                                                   $  2,577,286
    2,510,000                   Progress Residential Trust, Series 2018-SFR3, Class F,
                                5.368%, 10/17/35 (144A)                                                     2,600,863
      500,000+                  Rosy, Series 2018-1, Class A1, 6.25%, 12/15/25 (144A)                         502,500
      970,055                   SCF Equipment Leasing LLC, Series 2019-1A, Class E,
                                5.49%, 4/20/30 (144A)                                                         991,808
      945,661                   Solarcity Lmc Series VI LLC, Series 2016-A, Class A,
                                4.8%, 9/20/48 (144A)                                                          982,341
      500,000                   United Auto Credit Securitization Trust, Series 2019-1,
                                Class F, 6.05%, 1/12/26 (144A)                                                504,270
      750,000                   Veros Automobile Receivables Trust, Series 2018-1,
                                Class C, 4.65%, 2/15/24 (144A)                                                765,909
    2,750,000                   Westlake Automobile Receivables Trust, Series 2018-3A,
                                Class E, 4.9%, 12/15/23 (144A)                                              2,846,167
---------------------------------------------------------------------------------------------------------------------
                                TOTAL ASSET BACKED SECURITIES
                                (Cost $30,540,152)                                                       $ 31,090,132
---------------------------------------------------------------------------------------------------------------------
                                COLLATERALIZED MORTGAGE OBLIGATIONS --
                                18.7% of Net Assets
       18,505(a)                Bear Stearns ALT-A Trust, Series 2003-3, Class 1A,
                                4.544%, 10/25/33                                                         $     19,641
      235,000(b)                Bellemeade Re, Ltd., Series 2018-2A, Class B1, 4.668%
                                (1 Month USD LIBOR + 265 bps), 8/25/28 (144A)                                 235,687
      380,000(b)                Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 3.768%
                                (1 Month USD LIBOR + 175 bps), 3/25/29 (144A)                                 380,773
      500,000(b)                BTH-25 Mortgage-Backed Securities Trust, Series 2019-25,
                                Class A, 4.589% (1 Month USD LIBOR +
                                250 bps), 2/14/20 (144A)                                                      500,990
      392,639(b)                BX Commercial Mortgage Trust, Series 2018-IND,
                                Class D, 3.328% (1 Month USD LIBOR + 130 bps),
                                11/15/35 (144A)                                                               392,885
      850,000(b)                BX Trust, Series 2017-APPL, Class C, 3.428% (1 Month
                                USD LIBOR + 140 bps), 7/15/34 (144A)                                          850,017
    1,000,000                   Caesars Palace Las Vegas Trust, Series 2017-VICI,
                                Class A, 3.531%, 10/15/34 (144A)                                            1,039,544
    2,071,351(a)                Cascade Funding Mortgage Trust, Series 2018-RM2,
                                Class D, 4.0%, 10/25/68 (144A)                                              1,937,745
    1,000,000(b)                Connecticut Avenue Securities Trust, Series 2018-R07,
                                Class 1B1, 6.368% (1 Month USD LIBOR +
                                435 bps), 4/25/31 (144A)                                                    1,077,663
    1,000,000(b)                Connecticut Avenue Securities Trust, Series 2018-R07,
                                Class 1M2, 4.418% (1 Month USD LIBOR +
                                240 bps), 4/25/31 (144A)                                                    1,009,723
    1,000,000(b)                Connecticut Avenue Securities Trust, Series 2019-R02,
                                Class 1M2, 4.318% (1 Month USD LIBOR +
                                230 bps), 8/25/31 (144A)                                                    1,005,129

The accompanying notes are an integral part of these financial statements.

18 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                                COLLATERALIZED MORTGAGE OBLIGATIONS --
                                (continued)
    1,000,000(b)                Connecticut Avenue Securities Trust, Series 2019-R03,
                                Class 1B1, 6.118% (1 Month USD LIBOR +
                                410 bps), 9/25/31 (144A)                                                 $  1,073,535
      500,000(a)                CSAIL Commercial Mortgage Trust, Series 2015-C4,
                                Class D, 3.733%, 11/15/48                                                     496,099
    1,250,000(a)                Deephaven Residential Mortgage Trust, Series 2018-3A,
                                Class B1, 5.007%, 8/25/58 (144A)                                            1,278,417
      770,000(b)                Eagle Re, Ltd., Series 2019-1, Class M1B, 3.818% (1
                                Month USD LIBOR + 180 bps), 4/25/29 (144A)                                    772,946
      890,000(b)                Fannie Mae Connecticut Avenue Securities, Series 2017-C02,
                                Class 2B1, 7.518% (1 Month USD LIBOR +
                                550 bps), 9/25/29                                                           1,039,241
    1,500,000(b)                Fannie Mae Connecticut Avenue Securities, Series 2017-C05,
                                Class 1M2, 4.218% (1 Month USD LIBOR +
                                220 bps), 1/25/30                                                           1,519,505
    2,750,000(b)                Fannie Mae Connecticut Avenue Securities, Series 2018-C04,
                                Class 2M2, 4.568% (1 Month USD LIBOR +
                                255 bps), 12/25/30                                                          2,797,248
    1,000,000(b)                Fannie Mae Connecticut Avenue Securities, Series 2018-C05,
                                Class 1B1, 6.268% (1 Month USD LIBOR +
                                425 bps), 1/25/31                                                           1,086,392
    1,130,000(b)                Fannie Mae Connecticut Avenue Securities, Series 2018-C06,
                                Class 1M2, 4.018% (1 Month USD LIBOR +
                                200 bps), 3/25/31                                                           1,134,113
    2,510,000(b)                Freddie Mac Stacr Trust, Series 2018-HQA2, Class B2,
                                13.018% (1 Month USD LIBOR +
                                1,100 bps), 10/25/48 (144A)                                                 3,149,843
      350,000(b)                Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2,
                                4.318% (1 Month USD LIBOR + 230 bps), 10/25/48
                                (144A)                                                                        353,984
    1,250,000(b)                Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
                                4.368% (1 Month USD LIBOR + 235 bps), 2/25/49
                                (144A)                                                                      1,259,435
      180,000(b)                Freddie Mac Stacr Trust, Series 2019-HQA2, Class B1,
                                6.118% (1 Month USD LIBOR + 410 bps), 4/25/49
                                (144A)                                                                        190,491
      140,000(b)                Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
                                13.268% (1 Month USD LIBOR +
                                1,125 bps), 4/25/49 (144A)                                                    168,014
      150,000(b)                Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2,
                                4.068% (1 Month USD LIBOR + 205 bps), 4/25/49
                                (144A)                                                                        150,575
      178,920                   Global Mortgage Securitization, Ltd., Series 2004-A,
                                Class B2, 5.25%, 11/25/32 (144A)                                               17,304
       84,162                   Global Mortgage Securitization, Ltd., Series 2004-A,
                                Class B3, 5.25%, 11/25/32 (144A)                                                    1
      226,136                   Global Mortgage Securitization, Ltd., Series 2005-A,
                                Class B2, 5.25%, 4/25/32 (144A)                                               177,007

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                                COLLATERALIZED MORTGAGE OBLIGATIONS --
                                (continued)
      570,000(a)                GMAT Trust, Series 2013-1A, Class M, 5.0%,
                                11/25/43 (144A)                                                          $    348,287
      500,000(b)                GS Mortgage Securities Corp. Trust, Series 2018-FBLU,
                                Class B, 3.228% (1 Month USD LIBOR +
                                120 bps), 11/15/35 (144A)                                                     500,153
      500,000(b)                GS Mortgage Securities Trust, Series 2018-HART,
                                Class B, 3.328% (1 Month USD LIBOR + 130 bps),
                                10/15/31 (144A)                                                               500,518
      750,000(b)                IMT Trust, Series 2017-APTS, Class DFL, 3.578% (1 Month
                                USD LIBOR + 155 bps), 6/15/34 (144A)                                          749,765
      300,000(a)                JPMDB Commercial Mortgage Securities Trust, Series,
                                2016-C4 Class D, 3.22%, 12/15/49 (144A)                                       276,791
      358,972(b)                La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA,
                                Class A, 4.5% (Panamanian Mortgage Reference
                                Rate - 125 bps), 12/23/36 (144A)                                              361,216
      500,000(a)                Morgan Stanley Bank of America Merrill Lynch Trust, Series
                                2014-C17, Class D, 4.903%, 8/15/47 (144A)                                     488,665
      260,000                   Morgan Stanley Capital I Trust, Series 2016-UBS9,
                                Class D, 3.0%, 3/15/49 (144A)                                                 241,145
      426,222(b)                Natixis Commercial Mortgage Securities Trust, Series
                                2018-FL1, Class MCR1, 4.545% (1 Month USD
                                LIBOR + 235 bps), 6/15/35 (144A)                                              426,199
      850,000(b)                Radnor Re, Ltd., Series 2019-1, Class M1B, 3.968%
                                (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)                                 853,594
    1,459,732(b)                SLIDE, Series 2018-FUN, Class B, 3.278% (1 Month USD
                                LIBOR + 125 bps), 6/15/31 (144A)                                            1,459,265
    1,525,000(b)                Starwood Waypoint Homes Trust, Series 2017-1, Class E,
                                4.628% (1 Month USD LIBOR + 260 bps), 1/17/35
                                (144A)                                                                      1,524,995
      416,381(b)                Tharaldson Hotel Portfolio Trust, Series 2018-THL,
                                Class C, 3.392% (1 Month USD LIBOR +
                                135 bps), 11/11/34 (144A)                                                     416,376
    1,000,000                   Tricon American Homes Trust, Series 2017-SFR1, Class F,
                                5.151%, 9/17/34 (144A)                                                      1,034,006
      900,000                   Tricon American Homes Trust, Series 2017-SFR2, Class F,
                                5.104%, 1/17/36 (144A)                                                        936,054
      750,000                   Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1,
                                Class D, 3.0%, 8/15/49 (144A)                                                 627,947
      200,000(a)                WFRBS Commercial Mortgage Trust, Series 2013-C12,
                                Class D, 4.548%, 3/15/48 (144A)                                               200,799
---------------------------------------------------------------------------------------------------------------------
                                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                (Cost $35,056,718)                                                       $ 36,059,722
---------------------------------------------------------------------------------------------------------------------
                                CORPORATE BONDS -- 36.8% of Net Assets
                                Aerospace & Defense -- 0.5%
      950,000                   Bombardier, Inc., 7.5%, 12/1/24 (144A)                                   $    950,000
                                                                                                         ------------
                                Total Aerospace & Defense                                                $    950,000
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                                Banks -- 4.7%
    1,000,000(a)(c)             Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                     $  1,040,670
    1,955,000(a)(c)             Credit Suisse Group AG, 7.125% (5 Year USD Swap
                                Rate + 511 bps)                                                             2,079,631
    1,600,000                   Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                               1,468,000
    1,000,000(a)(c)             Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                                Swap Rate + 760 bps)                                                        1,070,850
    1,020,000(a)(c)             Societe Generale SA, 7.375% (5 Year USD Swap Rate +
                                624 bps) (144A)                                                             1,073,142
    2,000,000                   UBS AG, 7.625%, 8/17/22                                                     2,257,400
                                                                                                         ------------
                                Total Banks                                                              $  8,989,693
---------------------------------------------------------------------------------------------------------------------
                                Building Materials -- 0.8%
    1,520,000                   Standard Industries, Inc., 5.375%, 11/15/24 (144A)                       $  1,565,600
                                                                                                         ------------
                                Total Building Materials                                                 $  1,565,600
---------------------------------------------------------------------------------------------------------------------
                                Chemicals -- 0.9%
    1,600,000                   NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                              $  1,645,360
                                                                                                         ------------
                                Total Chemicals                                                          $  1,645,360
---------------------------------------------------------------------------------------------------------------------
                                Commercial Services -- 0.8%
    1,579,000                   Brink's Co., 4.625%, 10/15/27 (144A)                                     $  1,587,902
                                                                                                         ------------
                                Total Commercial Services                                                $  1,587,902
---------------------------------------------------------------------------------------------------------------------
                                Computers -- 1.3%
    2,375,000                   Dell International LLC/EMC Corp., 4.42%, 6/15/21 (144A)                  $  2,448,881
                                                                                                         ------------
                                Total Computers                                                          $  2,448,881
---------------------------------------------------------------------------------------------------------------------
                                Diversified Financial Services -- 2.3%
      695,000                   Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                            $    696,380
    1,000,000+(d)               Fixed Income Trust Series 2013-A, 7.697%,
                                10/15/97 (144A)                                                             1,494,543
      740,000                   Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%,
                                7/1/21                                                                        741,850
    1,425,000                   Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%,
                                6/1/22                                                                      1,425,000
                                                                                                         ------------
                                Total Diversified Financial Services                                     $  4,357,773
---------------------------------------------------------------------------------------------------------------------
                                Electric -- 2.2%
    1,443,000                   Clearway Energy Operating LLC, 5.75%, 10/15/25 (144A)                    $  1,518,757
    1,300,000                   NRG Energy, Inc., 5.25%, 6/15/29 (144A)                                     1,397,890
    1,345,000                   Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                        $  1,416,352
                                                                                                         ------------
                                Total Electric                                                           $  4,332,999
---------------------------------------------------------------------------------------------------------------------
                                Entertainment -- 0.7%
    1,270,000                   International Game Technology Plc, 6.25%, 1/15/27 (144A)                 $  1,406,525
                                                                                                         ------------
                                Total Entertainment                                                      $  1,406,525
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 21

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                                Environmental Control -- 0.6%
    1,200,000                   Tervita Corp., 7.625%, 12/1/21 (144A)                                    $  1,219,500
                                                                                                         ------------
                                Total Environmental Control                                              $  1,219,500
---------------------------------------------------------------------------------------------------------------------
                                Healthcare-Services -- 2.8%
    1,265,000                   HCA, Inc., 5.625%, 9/1/28                                                $  1,409,590
       76,000                   HCA, Inc., 5.875%, 2/1/29                                                      85,365
    1,700,000                   Molina Healthcare, Inc., 5.375%, 11/15/22                                   1,802,068
      880,000                   RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                                5/1/23 (144A)                                                                 936,100
    1,190,000                   WellCare Health Plans, Inc., 5.25%, 4/1/25                                  1,239,087
                                                                                                         ------------
                                Total Healthcare-Services                                                $  5,472,210
---------------------------------------------------------------------------------------------------------------------
                                Home Builders -- 2.0%
    2,190,000                   KB Home, 7.0%, 12/15/21                                                  $  2,359,287
    1,500,000                   Taylor Morrison Communities, Inc./Taylor Morrison
                                Holdings II, Inc., 5.875%, 4/15/23 (144A)                                   1,601,250
                                                                                                         ------------
                                Total Home Builders                                                      $  3,960,537
---------------------------------------------------------------------------------------------------------------------
                                Insurance -- 0.1%
      100,000                   Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                    $    149,454
                                                                                                         ------------
                                Total Insurance                                                          $    149,454
---------------------------------------------------------------------------------------------------------------------
                                Internet -- 0.5%
    1,000,000                   Netflix, Inc., 4.375%, 11/15/26                                          $  1,013,050
                                                                                                         ------------
                                Total Internet                                                           $  1,013,050
---------------------------------------------------------------------------------------------------------------------
                                Iron & Steel -- 1.1%
    2,010,000                   ArcelorMittal, 5.5%, 3/1/21                                              $  2,093,074
                                                                                                         ------------
                                Total Iron & Steel                                                       $  2,093,074
---------------------------------------------------------------------------------------------------------------------
                                Media -- 2.9%
    1,434,000                   Diamond Sports Group LLC/Diamond Sports Finance Co.,
                                6.625%, 8/15/27 (144A)                                                   $  1,487,775
    2,466,000                   Time Warner Cable LLC, 4.125%, 2/15/21                                      2,510,410
    1,400,000                   Videotron, Ltd., 5.375%, 6/15/24 (144A)                                     1,530,410
                                                                                                         ------------
                                Total Media                                                              $  5,528,595
---------------------------------------------------------------------------------------------------------------------
                                Oil & Gas -- 2.1%
    1,528,000                   Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                        $  1,570,020
    2,525,000                   Sunoco LP/Sunoco Finance Corp., 4.875%, 1/15/23                             2,591,281
                                                                                                         ------------
                                Total Oil & Gas                                                          $  4,161,301
---------------------------------------------------------------------------------------------------------------------
                                Packaging & Containers -- 0.5%
    1,000,000                   Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
                                4.625%, 5/15/23 (144A)                                                   $  1,023,750
                                                                                                         ------------
                                Total Packaging & Containers                                             $  1,023,750
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                                Pharmaceuticals -- 1.2%
      900,000                   Bausch Health Cos., Inc., 6.5%, 3/15/22 (144A)                           $    930,375
    1,250,000                   Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)                              1,313,700
                                                                                                         ------------
                                Total Pharmaceuticals                                                    $  2,244,075
---------------------------------------------------------------------------------------------------------------------
                                Pipelines -- 6.9%
      900,000                   American Midstream Partners LP/American Midstream
                                Finance Corp., 9.5%, 12/15/21 (144A)                                     $    846,000
    1,390,000                   Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25                       1,546,555
    1,515,000                   DCP Midstream Operating LP, 3.875%, 3/15/23                                 1,532,044
    1,400,000                   Enable Midstream Partners LP, 4.95%, 5/15/28                                1,454,013
    2,940,000                   EnLink Midstream Partners LP, 4.15%, 6/1/25                                 2,726,850
    1,500,000                   Genesis Energy LP/Genesis Energy Finance Corp.,
                                6.25%, 5/15/26                                                              1,447,500
    1,450,000                   ONEOK, Inc., 6.875%, 9/30/28                                                1,801,941
    1,475,000                   Targa Resources Partners LP/Targa Resources Partners
                                Finance Corp., 5.875%, 4/15/26                                              1,563,058
      327,000                   Targa Resources Partners LP/Targa Resources Partners
                                Finance Corp., 6.5%, 7/15/27 (144A)                                           356,786
                                                                                                         ------------
                                Total Pipelines                                                          $ 13,274,747
---------------------------------------------------------------------------------------------------------------------
                                Telecommunications -- 1.7%
    1,520,000                   Level 3 Financing, Inc., 5.375%, 5/1/25                                  $  1,574,401
    1,500,000                   Sprint Capital Corp., 6.875%, 11/15/28                                      1,635,300
                                                                                                         ------------
                                Total Telecommunications                                                 $  3,209,701
---------------------------------------------------------------------------------------------------------------------
                                Trucking & Leasing -- 0.2%
      400,000                   Fly Leasing, Ltd., 6.375%, 10/15/21                                      $    407,000
                                                                                                         ------------
                                Total Trucking & Leasing                                                 $    407,000
---------------------------------------------------------------------------------------------------------------------
                                TOTAL CORPORATE BONDS
                                (Cost $68,108,259)                                                       $ 71,041,727
---------------------------------------------------------------------------------------------------------------------
                                INSURANCE-LINKED SECURITIES -- 1.9%
                                of Net Assets(e)
                                Catastrophe Linked Bonds -- 1.4%
                                Earthquakes -- California -- 0.5%
      250,000(b)                Ursa Re, 5.31% (3 Month U.S. Treasury Bill +
                                350 bps), 5/27/20 (144A)                                                 $    247,825
      250,000(b)                Ursa Re, 5.81% (3 Month U.S. Treasury Bill +
                                400 bps), 12/10/19 (144A)                                                     248,075
      250,000(b)                Ursa Re, 5.89% (3 Month U.S. Treasury Bill +
                                408 bps), 12/10/20 (144A)                                                     248,000
      250,000(b)                Ursa Re, 7.18% (3 Month U.S. Treasury Bill +
                                537 bps), 12/10/20 (144A)                                                     246,200
                                                                                                         ------------
                                                                                                         $    990,100
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 23

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                                Multiperil -- U.S. -- 0.4%
      250,000(b)                Kilimanjaro II Re, 12.373% (6 Month USD LIBOR +
                                1,061 bps), 4/20/21 (144A)                                               $    249,250
      250,000(b)                Residential Reinsurance 2016, 7.24% (3 Month U.S.
                                Treasury Bill + 543 bps), 12/6/20 (144A)                                      248,100
      250,000(b)                Residential Reinsurance 2017, 7.57% (3 Month U.S.
                                Treasury Bill + 576 bps), 12/6/21 (144A)                                      249,925
                                                                                                         ------------
                                                                                                         $    747,275
---------------------------------------------------------------------------------------------------------------------
                                Multiperil -- Worldwide -- 0.5%
      400,000(b)                Galilei Re, 7.461% (6 Month USD LIBOR + 560 bps),
                                1/8/20 (144A)                                                            $    398,160
      250,000(b)                Galilei Re, 8.641% (6 Month USD LIBOR + 678 bps),
                                1/8/20 (144A)                                                                 250,400
      250,000(b)                Galilei Re, 10.491% (6 Month USD LIBOR + 863 bps),
                                1/8/20 (144A)                                                                 249,700
                                                                                                         ------------
                                                                                                         $    898,260
                                                                                                         ------------
                                Total Catastrophe Linked Bonds                                           $  2,635,635
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------------
                                Collateralized Reinsurance -- 0.0%+
                                Multiperil -- Worldwide -- 0.0%+
      250,000+(f)(g)            Cypress Re 2017, 1/10/20                                                 $      4,550
       12,000+(f)               Limestone Re 2016-1, 8/31/21                                                   14,540
      250,000+(f)(g)            Resilience Re, 12/31/19                                                           175
                                                                                                         ------------
                                Total Collateralized Reinsurance                                         $     19,265
---------------------------------------------------------------------------------------------------------------------
                                Reinsurance Sidecars -- 0.5%
                                Multiperil -- U.S. -- 0.2%
    1,500,000+(f)(g)            Carnoustie Re 2015, 7/31/20                                              $      4,800
      500,000+(f)(g)            Carnoustie Re 2016, 11/30/20                                                   13,500
      500,000+(f)(g)            Carnoustie Re 2017, 11/30/21                                                  127,100
      250,000+(f)(g)            Carnoustie Re 2018, 12/31/21                                                   24,950
    1,500,000+(g)(h)            Harambee Re 2018, 12/31/21                                                    172,500
      700,000+(f)(g)            Prestwick Re 2015-1, 7/31/20                                                   11,900
                                                                                                         ------------
                                                                                                         $    354,750
---------------------------------------------------------------------------------------------------------------------
                                Multiperil -- Worldwide -- 0.3%
      500,000+(f)(g)            Arlington Re 2015, 2/1/20                                                $     24,300
       41,791+(f)               Berwick Re 2018-1, 12/31/21                                                     6,674
       29,857+(f)(g)            Berwick Re 2019-1, 12/31/22                                                    32,095
      250,000+(g)(h)            Blue Lotus Re 2018, 12/31/21                                                  269,700
       25,000+(f)(g)            Eden Re II, 3/22/22 (144A)                                                     56,363
    2,000,000+(f)               Pangaea Re 2015-1, 2/1/20                                                       2,616

The accompanying notes are an integral part of these financial statements.

24 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

---------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                                Multiperil -- Worldwide -- (continued)
    2,000,000+(f)               Pangaea Re 2015-2, 11/30/19                                              $      2,982
    1,000,000+(f)               Pangaea Re 2016-1, 11/30/20                                                     2,744
    1,000,000+(f)(g)            Pangaea Re 2017-1, 11/30/21                                                    16,100
      217,248+(f)(g)            St. Andrews Re 2017-4, 6/1/20                                                  21,377
      250,000+(g)(h)            Thopas Re 2018, 12/31/21                                                       26,050
    1,500,000+(f)               Versutus Re 2017, 11/30/21                                                     19,350
    1,500,000+(f)(g)            Versutus Re 2018, 12/31/21                                                         --
      250,000+(g)(h)            Viribus Re 2018, 12/31/21                                                      48,025
      106,153+(g)(h)            Viribus Re 2019, 12/31/22                                                     123,254
                                                                                                         ------------
                                                                                                         $    651,630
                                                                                                         ------------
                                Total Reinsurance Sidecars                                               $  1,006,380
---------------------------------------------------------------------------------------------------------------------
                                TOTAL INSURANCE-LINKED SECURITIES
                                (Cost $4,182,801)                                                        $  3,661,280
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------------
                                SENIOR SECURED FLOATING RATE LOAN
                                INTERESTS -- 7.6% of Net Assets*(b)
                                Automobile -- 0.2%
      296,859                   KAR Auction Services, Inc., Tranche B-6 Term Loan,
                                4.313% (LIBOR + 225 bps), 9/19/26                                        $    299,178
                                                                                                         ------------
                                Total Automobile                                                         $    299,178
---------------------------------------------------------------------------------------------------------------------
                                Beverage, Food & Tobacco -- 0.2%
      364,301                   Albertson's LLC, 2019 Term B-8 Loan, 4.794% (LIBOR +
                                275 bps), 8/17/26                                                        $    366,966
                                                                                                         ------------
                                Total Beverage, Food & Tobacco                                           $    366,966
---------------------------------------------------------------------------------------------------------------------
                                Buildings & Real Estate -- 0.3%
      295,500                   Beacon Roofing Supply, Inc., Initial Term Loan, 4.294%
                                (LIBOR + 225 bps), 1/2/25                                                $    295,214
      304,124                   Builders FirstSource, Inc., Refinancing Term Loan,
                                5.044% (LIBOR + 300 bps), 2/29/24                                             305,237
                                                                                                         ------------
                                Total Buildings & Real Estate                                            $    600,451
---------------------------------------------------------------------------------------------------------------------
                                Chemicals, Plastics & Rubber -- 0.4%
      823,966                   Univar USA, Inc., Term B-3 Loan, 4.294% (LIBOR +
                                225 bps), 7/1/24                                                         $    827,424
                                                                                                         ------------
                                Total Chemicals, Plastics & Rubber                                       $    827,424
---------------------------------------------------------------------------------------------------------------------
                                Computers & Electronics -- 0.8%
      980,000                   Applied Systems, Inc., First Lien Closing Date Term Loan,
                                5.104% (LIBOR + 300 bps), 9/19/24                                        $    979,913
      294,750                   Energizer Holdings, Inc., Term B Loan, 4.375% (LIBOR +
                                225 bps), 12/17/25                                                            295,299

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 25

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                                Computers & Electronics -- (continued)
      206,064                   Energy Acquisition LP (aka Electrical Components
                                International), First Lien Initial Term Loan,
                                6.354% (LIBOR + 425 bps), 6/26/25                                        $    189,578
                                                                                                         ------------
                                Total Computers & Electronics                                            $  1,464,790
---------------------------------------------------------------------------------------------------------------------
                                Diversified & Conglomerate Service -- 1.9%
      980,000                   Albany Molecular Research, Inc., First Lien Initial Term
                                Loan, 5.294% (LIBOR + 325 bps), 8/30/24                                  $    965,300
      977,500                   Constellis Holdings LLC, First Lien Term B Loan, 7.256%
                                (LIBOR + 500 bps), 4/21/24                                                    586,500
      480,239                   Filtration Group Corp., Initial Dollar Term Loan, 5.044%
                                (LIBOR + 300 bps), 3/29/25                                                    481,990
      462,687                   Outfront Media Capital LLC (Outfront Media Capital Corp.),
                                Term Loan, 4.042% (LIBOR + 200 bps), 3/18/24                                  465,868
    1,242,807                   WEX, Inc., Term B-3 Loan, 4.294% (LIBOR +
                                225 bps), 5/15/26                                                           1,251,196
                                                                                                         ------------
                                Total Diversified & Conglomerate Service                                 $  3,750,854
---------------------------------------------------------------------------------------------------------------------
                                Electric & Electrical -- 0.2%
      415,897                   Rackspace Hosting, Inc., First Lien Term B Loan, 5.287%
                                (LIBOR + 300 bps), 11/3/23                                               $    382,366
                                                                                                         ------------
                                Total Electric & Electrical                                              $    382,366
---------------------------------------------------------------------------------------------------------------------
                                Electronics -- 0.2%
      338,921                   Avast Holding BV, 2018 Refinancing Dollar Term Loan,
                                4.354% (LIBOR + 225 bps), 9/29/23                                        $    341,277
                                                                                                         ------------
                                Total Electronics                                                        $    341,277
---------------------------------------------------------------------------------------------------------------------
                                Healthcare & Pharmaceuticals -- 0.7%
      476,965                   Acadia Healthcare Co., Inc., Tranche B-3 Term Loan,
                                4.544% (LIBOR + 250 bps), 2/11/22                                        $    478,217
      980,000                   Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien
                                Initial Term Loan, 5.544% (LIBOR +
                                350 bps), 9/26/24                                                             909,869
                                                                                                         ------------
                                Total Healthcare & Pharmaceuticals                                       $  1,388,086
---------------------------------------------------------------------------------------------------------------------
                                Healthcare, Education & Childcare -- 0.0%+
       18,143                   Select Medical Corp., Tranche B Term Loan, 4.58%
                                (LIBOR + 250 bps), 3/6/25                                                $     18,171
                                                                                                         ------------
                                Total Healthcare, Education & Childcare                                  $     18,171
---------------------------------------------------------------------------------------------------------------------
                                Hotel, Gaming & Leisure -- 0.2%
      458,664                   Eldorado Resorts, Inc., Term Loan, 4.313% (LIBOR +
                                225 bps), 4/17/24                                                        $    458,564
                                                                                                         ------------
                                Total Hotel, Gaming & Leisure                                            $    458,564
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                  Value
---------------------------------------------------------------------------------------------------------------------
                                Insurance -- 0.5%
      980,000                   USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                                Loan, 5.104% (LIBOR + 300 bps), 5/16/24                                  $    964,484
                                                                                                         ------------
                                Total Insurance                                                          $    964,484
---------------------------------------------------------------------------------------------------------------------
                                Leisure & Entertainment -- 0.4%
      737,346                   Fitness International LLC, Term B Loan, 5.294% (LIBOR +
                                325 bps), 4/18/25                                                        $    739,650
                                                                                                         ------------
                                Total Leisure & Entertainment                                            $    739,650
---------------------------------------------------------------------------------------------------------------------
                                Machinery -- 0.2%
      440,507                   NN, Inc., Tranche B Term Loan, 5.794% (LIBOR +
                                375 bps), 10/19/22                                                       $    434,587
                                                                                                         ------------
                                Total Machinery                                                          $    434,587
---------------------------------------------------------------------------------------------------------------------
                                Printing & Publishing -- 0.4%
      687,389                   Trader Corp., First Lien 2017 Refinancing Term Loan,
                                5.044% (LIBOR + 300 bps), 9/28/23                                        $    685,671
                                                                                                         ------------
                                Total Printing & Publishing                                              $    685,671
---------------------------------------------------------------------------------------------------------------------
                                Transport -- 0.1%
      276,698                   Navios Maritime Partners LP (Navios Partners Finance
                                (US), Inc.), Initial Term Loan, 7.14% (LIBOR +
                                500 bps), 9/14/20                                                        $    276,467
                                                                                                         ------------
                                Total Transport                                                          $    276,467
---------------------------------------------------------------------------------------------------------------------
                                Utilities -- 0.9%
      487,906                   APLP Holdings, Ltd. Partnership, Term Loan, 4.794%
                                (LIBOR + 275 bps), 4/13/23                                               $    489,280
      541,784                   Eastern Power LLC (Eastern Covert Midco LLC) (aka TPF II
                                LC LLC), Term Loan, 5.794% (LIBOR +
                                375 bps), 10/2/23                                                             544,303
      666,528                   Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                                Initial Term Loan, 4.044% (LIBOR +
                                200 bps), 8/4/23                                                              669,444
                                                                                                         ------------
                                Total Utilities                                                          $  1,703,027
---------------------------------------------------------------------------------------------------------------------
                                TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                                (Cost $15,231,933)                                                       $ 14,702,013
---------------------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                14.7% of Net Assets
    8,500,000(i)                U.S. Treasury Bills, 10/15/19                                            $  8,494,397
    9,000,000                   U.S. Treasury Bonds, 2.5%, 2/15/46                                          9,689,766
   10,000,000                   U.S. Treasury Notes, 2.125%, 12/31/22                                      10,170,703
---------------------------------------------------------------------------------------------------------------------
                                TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                (Cost $27,882,929)                                                       $ 28,354,866
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 27

----------------------------------------------------------------------------------------------------------
Number of                                                         Strike      Expiration
Contracts    Description      Counterparty        Notional        Price       Date            Value
----------------------------------------------------------------------------------------------------------
             EXCHANGE-TRADED PUT OPTION PURCHASED -- 0.0%+
35           S&P 500 Index    Citigroup Global    USD 172,340     USD 2,650   12/20/19        $     73,955
                              Markets, Inc.
----------------------------------------------------------------------------------------------------------
             TOTAL EXCHANGE-TRADED PUT OPTION PURCHASED
             (Premiums paid $172,340)                                                         $     73,955
----------------------------------------------------------------------------------------------------------
             TOTAL OPTIONS PURCHASED
             (Premiums paid $172,340)                                                         $     73,955
----------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 95.8%
             (Cost $181,175,132)                                                              $184,983,695
----------------------------------------------------------------------------------------------------------
             OTHER ASSETS AND LIABILITIES -- 4.2%                                             $  8,059,720
----------------------------------------------------------------------------------------------------------
             NET ASSETS -- 100.0%                                                             $193,043,415
==========================================================================================================

bps      Basis Points.

LIBOR    London Interbank Offered Rate.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2019, the value of these securities amounted to $93,363,444, or 48.4% of net assets.

+        Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2019.

+ Security that used significant unobservable inputs to determine its value.

(a) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at September 30, 2019.

(b) Floating rate note. Coupon rate, reference index and spread shown at September 30, 2019.

(c)      Security is perpetual in nature and has no stated maturity date.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2019.

(e)      Securities are restricted as to resale.

(f)      Issued as participation notes.

(g)      Non-income producing security.

(h)      Issued as preference shares.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

FUTURES CONTRACT

FIXED INCOME INDEX FUTURES CONTRACT

------------------------------------------------------------------------------
Number of
Contracts               Expiration   Notional     Market       Unrealized
Long       Description  Date         Amount       Value        (Depreciation)
------------------------------------------------------------------------------
237        U.S. 5 Year  12/31/19     $28,458,516  $28,238,180  $(220,336)
           Note (CBT)
------------------------------------------------------------------------------
TOTAL FUTURES CONTRACT               $28,458,516  $28,238,180  $(220,336)
==============================================================================

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------------------------
                                                               Annual                           Unrealized
Notional          Obligation                       Pay/        Fixed   Expiration  Premiums     Appreciation    Market
Amount ($)(1)     Reference/Index                  Receive(2)  Rate    Date        Paid         (Depreciation)  Value
---------------------------------------------------------------------------------------------------------------------------
    5,557,500     Markit CDX North America         Receive     5.00%   6/20/22     $  409,414   $ (47,960)      $  361,454
                  High Yield Index Series 28
    5,568,000     Markit CDX North America         Receive     5.00%   12/20/22       377,380       4,907          382,287
                  High Yield Index Series 29
    9,840,000     Markit CDX North America         Receive     5.00%   6/20/23        613,425     144,783          758,208
                  High Yield Index Series 30
   18,960,000     Markit CDX North America         Receive     5.00%   12/20/23     1,177,886     325,073        1,502,959
                  High Yield Index Series 31
EUR 8,879,907     Markit iTraxx Europe Crossover   Receive     5.00%   6/20/22      1,147,677    (283,161)         864,516
---------------------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                                  $3,725,782   $ 143,642       $3,869,424
===========================================================================================================================

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACT -- BUY PROTECTION

-------------------------------------------------------------------------------------------------------------------------
                              Obligation                     Annual
Notional                      Reference/ Pay/                Fixed   Expiration  Premiums    Unrealized      Market
Amount ($)(1)  Counterparty   Index              Receive(2)  Rate    Date        Paid        (Depreciation)  Value
-------------------------------------------------------------------------------------------------------------------------
EUR            JPMorgan       Markit CDX         Receive     5.00%   12/20/24    $   13,367  $(2,526,168)    $(2,512,801)
17,500,000     Chase          North America
               Bank NA        High Yield
                              Index Series 33
-------------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACT -- BUY PROTECTION                                                  $   13,367  $(2,526,168)    $(2,512,801)
=========================================================================================================================
TOTAL SWAP CONTRACTS                                                             $3,739,149  $(2,382,526)    $ 1,356,623
=========================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives quarterly.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 29

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

      EUR -- Euro

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2019 were as follows:

--------------------------------------------------------------------------------
                                                 Purchases        Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities             $ 9,550,898      $        --
Other Long-Term Securities                       $20,553,083      $38,909,893

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2019, the Fund did not engaged in any cross trade activity.

At September 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $185,100,268 was as follows:

      Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost                                 $ 6,541,772
      Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value                                  (5,552,058)
                                                                                  -----------
      Net unrealized appreciation                                                 $ 1,019,714
                                                                                  ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

The following is a summary of the inputs used as of September 30, 2019, in valuing the Fund's investments:

---------------------------------------------------------------------------------------------------------
                                             Level 1        Level 2          Level 3        Total
---------------------------------------------------------------------------------------------------------
Asset Backed Securities                      $      --      $ 30,587,632     $  502,500     $ 31,090,132
Collateralized Mortgage Obligations                 --        36,059,722             --       36,059,722
Corporate Bonds
 Diversified Financial Services                     --         2,863,230      1,494,543        4,357,773
 All Other Corporate Bonds                          --        66,683,954             --       66,683,954
Insurance-Linked Securities
 Collateralized Reinsurance
   Multiperil -- Worldwide                          --                --         19,265           19,265
 Reinsurance Sidecars
   Multiperil -- U.S.                               --                --        354,750          354,750
   Multiperil -- Worldwide                          --                --        651,630          651,630
 All Other Insurance-Linked
   Securities                                       --         2,635,635             --        2,635,635
Senior Secured Floating Rate
 Loan Interests                                     --        14,702,013             --       14,702,013
U.S. Government and Agency
 Obligations                                        --        28,354,866             --       28,354,866
Exchange-Traded Put Option
 Purchased                                      73,955                --             --           73,955
---------------------------------------------------------------------------------------------------------
Total Investments in Securities              $  73,955      $181,887,052     $3,022,688     $184,983,695
---------------------------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized depreciation
 on futures contracts                        $(220,336)     $         --     $       --     $   (220,336)
Swap contracts, at value                            --         1,356,623             --        1,356,623
---------------------------------------------------------------------------------------------------------
Total Other Financial Instruments            $(220,336)     $  1,356,623     $       --     $  1,136,287
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 31

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------
                                     Asset                         Insurance-
                                     Backed         Corporate      Linked           Right/
                                     Securities     Bonds          Securities       Warrant     Total
------------------------------------------------------------------------------------------------------------
Balance as of 3/31/19                $     --       $1,316,208     $ 2,403,621      $ --**      $ 3,719,829
Realized gain (loss)1                      --               --            (955)       --+              (955)
Change in unrealized
 appreciation (depreciation)2           2,500          178,176          11,330        --+           192,006
Accrued discounts/premiums                 --              159              --        --                159
Purchases                                  --               --          25,000        --             25,000
Sales                                      --               --      (1,413,351)       --**       (1,413,351)
Transfers in to Level 3*              500,000               --              --        --            500,000
Transfers out of Level 3*                  --               --              --        --                 --
------------------------------------------------------------------------------------------------------------
Balance as of 9/30/19                $502,500       $1,494,543     $ 1,025,645      $ --        $ 3,022,688
============================================================================================================

+     Amount rounds to less than $1.

1     Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. For the six months ended September 30, 2019, an investment having a value of $500,000 was transferred out of Level 3 to Level 2, as there were significant observable inputs available to determine its value. There were no other transfers between Levels 1, 2 and 3.

**    Security valued at $0.

      Net change in unrealized appreciation (depreciation) of Level 3 investments
      still held and considered Level 3 at September 30, 2019:                         $225,301
                                                                                       ========

The accompanying notes are an integral part of these financial statements.

32 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

Statement of Assets and Liabilities | 9/30/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $181,175,132)             $184,983,695
  Cash                                                                             4,235,525
  Futures collateral                                                                 739,005
  Swaps collateral                                                                 1,916,049
  Due from broker for futures                                                        976,749
  Variation margin for centrally cleared swap contracts                              170,343
  Swap contracts, at value (net premiums paid $3,739,149)                          1,356,623
  Receivables --
     Investment securities sold                                                      253,192
     Fund shares sold                                                                476,455
     Interest                                                                      1,467,747
  Due from the Adviser                                                                23,446
  Other assets                                                                        36,110
---------------------------------------------------------------------------------------------
        Total assets                                                            $196,634,939
=============================================================================================
LIABILITIES:
  Due to custodian                                                              $  1,184,863
  Payables --
     Investment securities purchased                                                 177,106
     Fund shares repurchased                                                         352,747
     Distributions                                                                   125,376
  Due to broker for swaps                                                          1,380,279
  Variation margin for futures contracts                                              11,109
  Net unrealized depreciation on futures contracts                                   220,336
  Due to affiliates                                                                   51,669
  Accrued expenses                                                                    88,039
---------------------------------------------------------------------------------------------
        Total liabilities                                                       $  3,591,524
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $246,695,099
  Distributable earnings (loss)                                                  (53,651,684)
---------------------------------------------------------------------------------------------
        Net assets                                                              $193,043,415
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $27,516,026/2,991,853 shares)                               $       9.20
  Class C (based on $19,289,494/2,105,577 shares)                               $       9.16
  Class Y (based on $146,237,895/15,831,000 shares)                             $       9.24
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $9.20 net asset value per share/100%-4.50%
     maximum sales charge)                                                      $       9.63
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 33

Statement of Operations (unaudited)
For the Six Months Ended 9/30/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                              $ 4,764,905
  Dividends from unaffiliated issuers                                                  23,356
---------------------------------------------------------------------------------------------------------------
       Total investment income                                                                      $4,788,261
---------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                                 $   687,926
  Administrative expense                                                               58,074
  Transfer agent fees
     Class A                                                                           11,898
     Class C                                                                           12,848
     Class Y                                                                           91,177
  Distribution fees
     Class A                                                                           33,739
     Class C                                                                          103,162
  Shareowner communications expense                                                     8,877
  Custodian fees                                                                        7,560
  Registration fees                                                                    36,596
  Professional fees                                                                    33,600
  Printing expense                                                                     11,739
  Pricing fees                                                                         11,546
  Trustees' fees                                                                        3,821
  Miscellaneous                                                                        14,961
---------------------------------------------------------------------------------------------------------------
     Total expenses                                                                                 $1,127,524
     Less fees waived and expenses reimbursed by the Adviser                                          (126,256)
---------------------------------------------------------------------------------------------------------------
     Net expenses                                                                                   $1,001,268
---------------------------------------------------------------------------------------------------------------
       Net investment income                                                                        $3,786,993
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                          $  (685,536)
     Forward foreign currency contracts                                               (18,189)
     Futures contracts                                                              1,055,318
     Swap contracts                                                                 2,552,244
     Other assets and liabilities denominated in foreign currencies                   (47,578)      $2,856,259
---------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                          $ 4,082,295
     Forward foreign currency contracts                                                 5,675
     Futures contracts                                                               (497,445)
     Swap contracts                                                                (2,412,057)
     Other assets and liabilities denominated in foreign currencies                    17,687       $1,196,155
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                            $4,052,414
---------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                              $7,839,407
===============================================================================================================

The accompanying notes are an integral part of these financial statements.

34 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended
                                                                      9/30/19             Year Ended
                                                                      (unaudited)         3/31/19
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $  3,786,993        $  10,108,541
Net realized gain (loss) on investments                                  2,856,259           (7,856,429)
Change in net unrealized appreciation (depreciation)
  on investments                                                         1,196,155            2,217,556
--------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting
       from operations                                                $  7,839,407        $   4,469,668
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.19 and $0.27 per share, respectively)                $   (572,235)       $    (942,711)
     Class C ($0.16 and $0.22 per share, respectively)                    (359,957)            (693,951)
     Class Y ($0.21 and $0.28 per share, respectively)                  (3,395,480)          (6,862,964)
     Tax return of capital:
     Class A ($-- and $0.10 per share, respectively)                  $         --        $    (311,815)
     Class C ($-- and $0.08 per share, respectively)                            --             (213,174)
     Class Y ($-- and $0.11 per share, respectively)                            --           (1,921,221)
--------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                             $ (4,327,672)       $ (10,945,836)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                     $ 22,035,044        $  65,851,989
Reinvestment of distributions                                            3,492,005            8,926,110
Cost of shares repurchased                                             (40,499,848)        (171,790,151)
--------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
       Fund share transactions                                        $(14,972,799)       $ (97,012,052)
--------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                       $(11,461,064)       $(103,488,220)
NET ASSETS:
Beginning of period                                                   $204,504,479        $ 307,992,699
--------------------------------------------------------------------------------------------------------
End of period                                                         $193,043,415        $ 204,504,479
========================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 35

-----------------------------------------------------------------------------------------------------
                                       Six Months     Six Months
                                       Ended          Ended
                                       9/30/19        9/30/19          Year Ended      Year Ended
                                       Shares         Amount           3/31/19         3/31/19
                                       (unaudited)    (unaudited)      Shares          Amount
-----------------------------------------------------------------------------------------------------
Class A
Shares sold                               591,865     $  5,410,654       1,168,099     $  10,608,335
Reinvestment of distributions              60,667          555,209         131,743         1,189,927
Less shares repurchased                  (754,655)      (6,891,121)     (1,958,195)      (17,706,029)
-----------------------------------------------------------------------------------------------------
     Net decrease                        (102,123)    $   (925,258)       (658,353)    $  (5,907,767)
=====================================================================================================
Class C
Shares sold                               120,349     $  1,095,944         254,349     $   2,308,677
Reinvestment of distributions              34,874          317,825          90,083           810,845
Less shares repurchased                  (460,188)      (4,191,069)     (1,621,670)      (14,576,084)
-----------------------------------------------------------------------------------------------------
  Net decrease                           (304,965)    $ (2,777,300)     (1,277,238)    $ (11,456,562)
=====================================================================================================
Class Y
Shares sold                             1,693,105     $ 15,528,446       5,797,248     $  52,934,977
Reinvestment of distributions             284,974        2,618,971         763,624         6,925,338
Less shares repurchased                (3,210,192)     (29,417,658)    (15,431,991)     (139,508,038)
-----------------------------------------------------------------------------------------------------
  Net decrease                         (1,232,113)    $(11,270,241)     (8,871,119)    $ (79,647,723)
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended       Year       Year       Year       Year       Year
                                                                   9/30/19     Ended      Ended      Ended      Ended      Ended
                                                                   (unaudited) 3/31/19    3/31/18    3/31/17*   3/31/16*   3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $  9.04     $  9.20    $  9.39    $  8.99    $  9.54    $  9.94
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $  0.17(a)  $  0.33(a) $  0.34(a) $  0.44(a) $  0.42(a) $  0.40
  Net realized and unrealized gain (loss) on investments              0.18       (0.12)     (0.12)      0.54      (0.58)     (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  0.35     $  0.21    $  0.22    $  0.98    $ (0.16)   $ (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            $ (0.19)    $ (0.27)   $ (0.41)   $ (0.58)   $ (0.39)   $ (0.33)
  Tax return of capital                                                 --       (0.10)        --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $ (0.19)    $ (0.37)   $ (0.41)   $ (0.58)   $ (0.39)   $ (0.33)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  0.16     $ (0.16)   $ (0.19)   $  0.40    $ (0.55)   $ (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  9.20     $  9.04    $  9.20    $  9.39    $  8.99    $  9.54
====================================================================================================================================
Total return (b)                                                      3.97%(c)    2.33%      2.37%     11.13%     (1.62)%    (0.71)%
Ratio of net expenses to average net assets                           1.20%(d)    1.15%      1.14%      1.18%      1.19%      1.14%
Ratio of net investment income (loss) to average net assets           3.67%(d)    3.69%      3.61%      4.71%      4.52%      3.76%
Portfolio turnover rate                                                 17%(c)      65%        76%       114%        56%        81%
Net assets, end of period (in thousands)                           $27,516     $27,960    $34,538    $35,375    $47,311    $92,376
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                1.23%(d)    1.21%      1.14%      1.19%      1.19%      1.14%
  Net investment income (loss) to average net assets                  3.64%(d)    3.63%      3.61%      4.70%      4.52%      3.76%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended       Year       Year       Year       Year       Year
                                                                   9/30/19     Ended      Ended      Ended      Ended      Ended
                                                                   (unaudited) 3/31/19    3/31/18    3/31/17*   3/31/16*   3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                               $  9.00     $  9.17    $  9.36    $  8.97    $  9.51    $  9.92
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $  0.13(a)  $  0.26(a) $  0.27(a) $  0.36(a) $  0.36(a) $  0.31
  Net realized and unrealized gain (loss) on investments              0.19       (0.13)     (0.12)      0.54      (0.58)     (0.46)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  0.32     $  0.13    $  0.15    $  0.90    $ (0.22)   $ (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            $ (0.16)    $ (0.22)   $ (0.34)   $ (0.51)   $ (0.32)   $ (0.26)
  Tax return of capital                                                 --       (0.08)        --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $ (0.16)    $ (0.30)   $ (0.34)   $ (0.51)   $ (0.32)   $ (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  0.16     $ (0.17)   $ (0.19)   $  0.39    $ (0.54)   $ (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  9.16     $  9.00    $  9.17    $  9.36    $  8.97    $  9.51
====================================================================================================================================
Total return (b)                                                      3.58%(c)    1.44%      1.61%     10.18%     (2.25)%    (1.58)%
Ratio of net expenses to average net assets                           2.00%(d)    1.93%      1.90%      1.94%      1.95%      1.90%
Ratio of net investment income (loss) to average net assets           2.87%(d)    2.91%      2.86%      3.94%      3.86%      3.04%
Portfolio turnover rate                                                 17%(c)      65%        76%       114%        56%        81%
Net assets, end of period (in thousands)                           $19,289     $21,702    $33,824    $37,510    $44,207    $70,793
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                2.03%(d)    2.00%      1.90%      1.95%      1.95%      1.90%
  Net investment income (loss) to average net assets                  2.84%(d)    2.84%      2.86%      3.93%      3.86%      3.04%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year        Year        Year        Year
                                                             9/30/19      Ended       Ended       Ended       Ended       Ended
                                                             (unaudited)  3/31/19     3/31/18     3/31/17*    3/31/16*    3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   9.07     $   9.24    $   9.42    $   9.03    $   9.58    $   9.98
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $   0.18(a)  $   0.36(a) $   0.37(a) $   0.47(a) $   0.46(a) $   0.41
  Net realized and unrealized gain (loss) on investments         0.20        (0.14)      (0.11)       0.53       (0.58)      (0.45)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.38     $   0.22    $   0.26    $   1.00    $  (0.12)   $  (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                      $  (0.21)    $  (0.28)   $  (0.44)   $  (0.61)   $  (0.43)   $  (0.36)
  Tax return of capital                                            --        (0.11)         --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.21)    $  (0.39)   $  (0.44)   $  (0.61)   $  (0.43)   $  (0.36)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.17     $  (0.17)   $  (0.18)   $   0.39    $  (0.55)   $  (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.24     $   9.07    $   9.24    $   9.42    $   9.03    $   9.58
====================================================================================================================================
Total return (b)                                                 4.24%(c)     2.50%       2.77%      11.35%      (1.26)%     (0.43)%
Ratio of net expenses to average net assets                      0.85%(d)     0.85%       0.85%       0.85%       0.85%       0.85%
Ratio of net investment income (loss) to average net assets      4.02%(d)     3.98%       3.90%       5.01%       4.90%       4.10%
Portfolio turnover rate                                            17%(c)       65%         76%        114%         56%         81%
Net assets, end of period (in thousands)                     $146,238     $154,842    $239,630    $198,398    $203,736    $397,203
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                           1.01%(d)     0.99%       0.90%       0.96%       0.96%       0.93%
  Net investment income (loss) to average net assets             3.86%(d)     3.84%       3.85%       4.90%       4.79%       4.02%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 39

Notes to Financial Statements |9/30/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Dynamic Credit Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of September 30, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

40 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 41

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

42 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At September 30, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 43 investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2019 was as follows:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $ 8,499,626
      Return of capital                                               2,446,210
      --------------------------------------------------------------------------
          Total                                                     $10,945,836
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2019:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Capital loss carryforward                                    $(57,244,154)
      Current year late year loss                                      (316,083)
      Current year dividend payable                                    (181,947)
      Unrealized appreciation                                           578,765
      --------------------------------------------------------------------------
          Total                                                    $(57,163,419)
      ==========================================================================

44 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark to market of forward and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $415 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 45

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

46 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 47

I.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the six months ended September 30, 2019, was $129,426. Open purchased options at September 30, 2019, are listed in the Fund's Schedule of Investments.

J.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

      At September 30, 2019, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

48 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

      The average market value of forward foreign currency contracts open during the six months ended September 30, 2019, was $315,942. There were no open forward foreign currency contracts at September 30, 2019.

K.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of futures contracts open during the six months ended September 30, 2019, was $29,523,317. Open futures contracts outstanding at September 30, 2019, are listed in the Schedule of Investments.

L.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 49

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

50 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at September 30, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the six months ended September 30, 2019, was $824,016. Open credit default swap contracts at September 30, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% of the Fund's average daily net assets $1 billion. For the six months ended September 30, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.20% and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through August 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended September 30, 2019 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 51

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,373 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended September 30, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                  $1,241
Class C                                                                   2,961
Class Y                                                                   4,675
--------------------------------------------------------------------------------
  Total                                                                  $8,877
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,296 in distribution fees payable to the Distributor at September 30, 2019.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There

52 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six month ended September 30, 2019, CDSCs in the amount of $854 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a facility in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Fund pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2019, the Fund had no borrowings under the credit facility.

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 53

Fund's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2019.

-------------------------------------------------------------------------------------------------------------------
                        Derivative Assets      Derivatives      Non-Cash          Cash              Net Amount
                        Subject to Master      Available        Collateral        Collateral        of Derivative
Counterparty            Netting Agreement      for Offset       Received (a)      Received (a)      Assets (b)
-------------------------------------------------------------------------------------------------------------------
JPMorgan Chase
 Bank NA                $ --                   $ --             $ --              $ --              $ --
-------------------------------------------------------------------------------------------------------------------
  Total                 $ --                   $ --             $ --              $ --              $ --
===================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                        Derivative Liabilities      Derivatives        Non-Cash         Cash             Net Amount
                        Subject to Master           Available for      Collateral       Collateral       of Derivative
Counterparty            Netting Agreement           Offset             Pledged (a)      Pledged (a)      Liabilities (c)
-------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase
 Bank NA                $(2,526,168)                $ --               $1,916,049       $ --             $(610,119)
-------------------------------------------------------------------------------------------------------------------------
  Total                 $(2,526,168)                $ --               $1,916,049       $ --             $(610,119)
=========================================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

54 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2019, was as follows:

-----------------------------------------------------------------------------------------------------
                                                                 Foreign
Statement of                       Interest       Credit         Exchange      Equity      Commodity
Assets and Liabilities             Rate Risk      Risk           Rate Risk     Risk        Risk
-----------------------------------------------------------------------------------------------------
Assets:
 Options purchased*                $      --      $       --     $ --          $73,955     $ --
 Swap contracts, at value                 --       1,356,623       --               --       --
-----------------------------------------------------------------------------------------------------
 Total Value                       $      --      $1,356,623     $ --          $73,955     $ --
=====================================================================================================
Liabilities:
 Net unrealized
  depreciation on
  futures contracts                $(220,336)     $       --     $ --          $    --     $ --
-----------------------------------------------------------------------------------------------------
 Total Value                       $(220,336)     $       --     $ --          $    --     $ --
=====================================================================================================

* Reflects the market value of purchased option contracts (see Note 1I.). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 55

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2019, was as follows:

----------------------------------------------------------------------------------------------------------
                                                                 Foreign
                                 Interest        Credit          Exchange       Equity           Commodity
Statement of Operations          Rate Risk       Risk            Rate Risk      Risk             Risk
----------------------------------------------------------------------------------------------------------
Net realized gain
(loss) on:
 Options purchased*              $       --      $        --      $     --      $(1,080,654)     $ --
 Forward foreign
  currency contracts                     --               --       (18,189)              --        --
 Futures contracts                1,055,318               --            --               --        --
 Swap contracts                          --        2,552,244            --               --        --
----------------------------------------------------------------------------------------------------------
 Total Value                     $1,055,318      $ 2,552,244      $(18,189)     $(1,080,654)     $ --
==========================================================================================================
Change in net unrealized
appreciation
(depreciation) on:
 Options purchased**             $       --      $        --      $     --      $   667,821      $ --
 Forward foreign
  currency contracts                     --               --         5,675               --        --
 Futures contracts                 (497,445)              --            --               --        --
 Swap contracts                          --       (2,412,057)           --               --        --
----------------------------------------------------------------------------------------------------------
 Total Value                     $ (497,445)     $(2,412,057)     $  5,675      $   667,821      $ --
==========================================================================================================

*     Reflects the net realized gain (loss) on purchased option contracts (see
      Note 1I). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

56 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Dynamic Credit Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 57

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

58 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 59

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM,

60 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 61

Trustees, Officers and Service Providers

Trustees                                 Officers
Thomas J. Perna, Chairman                Lisa M. Jones, President and
John E. Baumgardner, Jr.                   Chief Executive Officer
David R. Bock                            Mark E. Bradley, Treasurer and
Diane Durnin                               Chief Financial and
Benjamin M. Friedman                       Accounting Officer
Margaret B.W. Graham                     Christopher J. Kelley, Secretary and
Lisa M. Jones                              Chief Legal Officer
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

62 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

                          This page is for your notes.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 63

                          This page is for your notes.

64 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

                          This page is for your notes.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 65

                          This page is for your notes.

66 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

                          This page is for your notes.

                    Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19 67

                          This page is for your notes.

68 Pioneer Dynamic Credit Fund | Semiannual Report | 9/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 25266-08-1119

                              Pioneer Fundamental
                              Growth Fund

--------------------------------------------------------------------------------
                              Semiannual Report | September 30, 2019
--------------------------------------------------------------------------------

                              Ticker Symbols:

                              Class A   PIGFX
                              Class C   FUNCX
                              Class K   PFGKX
                              Class R   PFGRX
                              Class Y   FUNYX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                              [LOGO]   Amundi Pioneer
                                       ==============
                                     ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         22

Notes to Financial Statements                                                31

Approval of Investment Management Agreement                                  40

Trustees, Officers and Service Providers                                     45

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 3

Portfolio Management Discussion | 9/30/19

Persistent worries about a trade war between the United States and China troubled the domestic stock market during the six-month period ended September 30, 2019, leading to periodic market swings. Despite the volatility, more conservative, dividend-paying* stocks generally fared well and helped the U.S. equity market finish the period in positive territory. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the six-month period. Mr. Acheson, Managing Director, Director of Growth, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Cloonan, a senior vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended September 30, 2019?

A Pioneer Fundamental Growth Fund's Class A shares returned 7.68% at net asset value during the six-month period ended September 30, 2019, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 6.20%. During the same period, the average return of the 1,408 mutual funds in Morningstar's Large Growth Funds category was 4.12%.

Q How would you describe the investment environment for domestic equity stocks during the six-month period ended September 30, 2019?

A The six-month period was a volatile one for U.S. equities. After rising sharply in the first few months of 2019 due to an abrupt change in course on monetary policy by the U.S. Federal Reserve (Fed) -- from tightening (rate hikes) throughout 2018 to a less aggressive approach -- domestic equities plunged in May, the second month of the period, after trade negotiations between the U.S. and China faltered and tariffs increased. Equity markets then moved higher in July after the Fed affirmed its easing stance by reducing interest rates for the first time in a decade. However, the positive momentum did not last, as equities declined again in August due to continued trade concerns.

      Stocks in defensive sectors tended to perform the best during the six-month period. As an example, the real estate and utilities sectors were among the best performers over the six months. Meanwhile, stocks of quality companies with secular growth characteristics within information technology and other sectors also fared well, as they have tended to rely less on economic growth to prosper, as compared with stocks in cyclical sectors such as consumer discretionary.

*     Dividends are not guaranteed.

4 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

Q What factors helped the Fund outperform the benchmark Russell Index during the six-month period ended September 30, 2019?

A During the six-month period, we maintained our traditional discipline of focusing the Fund's investments on shares of higher-quality corporations with stable businesses and steady earnings.

      Stock selection results were the principal reason for the Fund's benchmark-relative outperformance over the period, aided by an emphasis on consumer-sensitive, health care and information technology companies.

      Individual stocks that benefited the Fund's benchmark-relative returns included a position in Intercontinental Exchange (ICE). ICE owns the New York Stock Exchange as well as other exchanges and was one of the top positive contributors to the Fund's relative results, as the market volatility we witnessed during the period led to increased trading volumes. Aside from its exchange operations, we find the company's data and data analytics businesses, which serve the needs of financial corporations, to be an attractive asset. ICE's data operations provide more than half of its revenues, and help stabilize earnings. Another positive contributor to the Fund's benchmark-relative performance over the six-month period was MasterCard, a payment processing company that continued to benefit from the transition of transactions from cash to electronic processing. MasterCard also has made some sound acquisitions of companies with automated-clearing-house (ACH) technologies, which we believe have the potential to provide additional applications. Finally, the Fund's position in CDW, a value-added reseller of information technology products and services, turned in strong performance during the six-month period from its sales of equipment and software aimed at small- and medium-sized businesses.

Q Which investments detracted from the Fund's benchmark-relative performance during the six-month period ended September 30, 2019?

A Portfolio holdings that notably lagged and detracted from the Fund's benchmark-relative returns over the six-month period included pharmaceutical company Eli Lilly. The stock underperformed due to investor concerns about potentially increasing competition for its injectable diabetes drugs, and uncertainty regarding drug pricing driven by continued pressure from health insurers and government payers such as Medicare. Nevertheless, we remain a believer in the longer-term prospects for Eli Lilly, as we think the company's pipeline of developing products can sustain profitability.

      A position in ABIOMED, a manufacturer of heart pumps, also detracted from the Fund's benchmark-relative returns during the period as the company experienced a growth deceleration and its management team

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 5 reduced the earnings outlook. We initiated a position in the stock during the first quarter of 2019 and have retained the shares, as we believe ABIOMED, a strong health care equipment and services firm, has a sustainable competitive advantage and a long runway of growth in its target markets. In our view, those characteristics support a valuation higher than the current stock price. We are closely monitoring the execution of ABIOMED's growth plan to determine if our original investment thesis remains valid.

      Finally, the Fund's shares of Elanco Animal Health declined over the period due to concerns regarding its proposed acquisition of the animal health unit of Bayer AG (which is not a Fund holding). To fund the transaction, Elanco will issue additional shares and increase its debt level. We have maintained the Fund's position in Elanco due to our positive view on the long-term strategic benefits of the acquisition, and the company's potential for improved profitability.

Q Did the Fund invest in any derivative securities during the six-month period ended September 30, 2019?

A     No, the Fund did not hold any derivatives during the period.

Q What were some of the noteworthy positions sold from the Fund's portfolio during the six-month period ended September 30, 2019?

A During the period, we liquidated the Fund's position in Masco, a manufacturer of home improvement and building products, due to weaker-than-expected returns on capital driven partly by missteps in the company's acquisition strategy. We also sold the Fund's shares of coffee chain Starbucks amid concerns surrounding both the stock's valuation and the U.S.-China trade negotiations. China is a large and growing market for Starbucks, but the weakening in relations between the U.S. and China could potentially have negative implications for some U.S. brands doing business in that country. Finally, we sold shares of International Flavors and Fragrances (IFF) from the portfolio based on our concerns that the company's recent acquisition of Frutarom, a manufacturer of natural food colorings and food protection, may significantly reduce IFF's returns on capital.

Q What is your outlook heading into the second half of the Fund's fiscal year, and how has the outlook affected the Fund's positioning?

A As we look ahead to the remainder of 2019 and into 2020, we expect that equity markets will remain volatile. U.S. trade negotiations with China remain a key focus point for investors, and the outcome remains highly uncertain at this stage. The possible implementation of additional tariffs could have a negative effect on both business confidence and the consumer,

6 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 which in turn could lead to a further slowdown in economic growth expectations and a possible recession within the next year. Conversely, if the two countries reach some form of a trade agreement, equity markets would likely react very positively.

      On monetary policy, the current expectation is that the Fed will continue cutting interest rates in response to signs of weakening economic growth. While the financial markets already anticipate the potential rate cuts, a decline in interest rates should still provide some support to both economic growth and the equity market.

      Political uncertainty remains high across the globe. In the U.S., there could be significant effects on the market from possible impeachment proceedings, not to mention a difficult-to-predict election next year. In Europe, the United Kingdom's Brexit negotiations with the European Union may not be successful, and a "hard" Brexit could be disruptive to the global economy as well as the financial markets. Protests in Hong Kong continue to evolve, adding to the risk that they will necessitate a harder response from authorities. Overall, greater market volatility seems likely over the coming months.

      In an environment where the risks to economic growth and the equity markets are elevated, we believe investors will become increasingly defensively positioned in attractively valued, high-quality stocks of companies that have strong underlying business models, lower-than-average debt levels, and secular (versus cyclical) growth opportunities. We favor holding those types of stocks in the Fund, and as such, our level of cautiousness has increased in terms of the portfolio's positioning.

      The Fund remains overweight in the non-spread financials sector (featuring holdings such as insurance companies and exchanges), and the health care sector, two areas where the portfolio has a number of positions that meet our investment criteria related to profitability, competitive advantages, secular growth, and valuation.

      The Fund's biggest underweight relative to the benchmark Russell Index is in the information technology sector, due to relatively high valuations and increased earnings risk resulting from slowing global economic growth.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 7

Please refer to the Schedule of Investments on pages 18-21 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

Portfolio Summary | 9/30/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                              99.4%
U.S. Government and Agency Obligations                                      0.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     30.6%
Health Care                                                                17.1%
Consumer Discretionary                                                     16.5%
Financials                                                                 11.4%
Communication Services                                                      8.1%
Industrials                                                                 7.1%
Consumer Staples                                                            6.9%
Materials                                                                   1.7%
Government                                                                  0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Microsoft Corp.                                                        7.92%
--------------------------------------------------------------------------------
 2. Alphabet, Inc., Class C                                                6.15
--------------------------------------------------------------------------------
 3. Mastercard, Inc.,                                                      5.22
--------------------------------------------------------------------------------
 4. PepsiCo., Inc.                                                         4.64
--------------------------------------------------------------------------------
 5. Apple, Inc.                                                            4.41
--------------------------------------------------------------------------------
 6. Home Depot, Inc.                                                       4.01
--------------------------------------------------------------------------------
 7. Intercontinental Exchange, Inc.                                        3.55
--------------------------------------------------------------------------------
 8. Marsh & McLennan Cos., Inc.                                            3.45
--------------------------------------------------------------------------------
 9. Ross Stores, Inc.                                                      3.40
--------------------------------------------------------------------------------
10. Thermo Fisher Scientific, Inc.                                         3.37
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 9

Prices and Distributions | 9/30/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                     9/30/19                        3/31/19
--------------------------------------------------------------------------------
        A                        $26.07                         $24.21
--------------------------------------------------------------------------------
        C                        $23.54                         $21.93
--------------------------------------------------------------------------------
        K                        $26.12                         $24.21
--------------------------------------------------------------------------------
        R                        $25.58                         $23.79
--------------------------------------------------------------------------------
        Y                        $26.34                         $24.42
--------------------------------------------------------------------------------

Distributions per Share: 4/1/19-9/30/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment         Short-Term          Long-Term
       Class           Income              Capital Gains       Capital Gains
--------------------------------------------------------------------------------
        A              $ --                  $ --                $ --
--------------------------------------------------------------------------------
        C              $ --                  $ --                $ --
--------------------------------------------------------------------------------
        K              $ --                  $ --                $ --
--------------------------------------------------------------------------------
        R              $ --                  $ --                $ --
--------------------------------------------------------------------------------
        Y              $ --                  $ --                $ --
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

Performance Update | 9/30/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2019)
-------------------------------------------------
                 Net        Public       Russell
                 Asset      Offering     1000
                 Value      Price        Growth
Period           (NAV)      (POP)        Index
-------------------------------------------------
10 years         13.68%     13.01%       14.94%
5 years          11.93      10.61        13.39
1 year            8.08       1.86         3.71
-------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2019)
-------------------------------------------------
Gross
-------------------------------------------------
1.09%
-------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
9/09           $ 9,425                    $10,000
9/10           $10,228                    $11,265
9/11           $10,780                    $11,691
9/12           $13,891                    $15,103
9/13           $16,176                    $18,014
9/14           $19,341                    $21,464
9/15           $20,367                    $22,145
9/16           $22,608                    $25,192
9/17           $26,594                    $30,719
9/18           $31,442                    $38,797
9/19           $33,982                    $40,235

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 11

Performance Update | 9/30/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2019)
-------------------------------------------------
                                         Russell
                                         1000
                 If         If           Growth
Period           Held       Redeemed     Index
-------------------------------------------------
10 years         12.86%     12.86%       14.94%
5 years          11.19      11.19        13.39
1 year            7.35       7.35         3.71
-------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2019)
-------------------------------------------------
Gross
-------------------------------------------------
1.73%
-------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
9/09           $10,000                    $10,000
9/10           $10,758                    $11,265
9/11           $11,259                    $11,691
9/12           $14,388                    $15,103
9/13           $16,634                    $18,014
9/14           $19,738                    $21,464
9/15           $20,645                    $22,145
9/16           $22,760                    $25,192
9/17           $26,601                    $30,719
9/18           $31,245                    $38,797
9/19           $33,541                    $40,235

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

Performance Update | 9/30/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2019)
-------------------------------------------------
                          Net            Russell
                          Asset          1000
                          Value          Growth
Period                    (NAV)          Index
-------------------------------------------------
10 years                  14.01%         14.94%
5 years                   12.42          13.39
1 year                     8.50           3.71
-------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2019)
-------------------------------------------------
Gross
-------------------------------------------------
0.66%
-------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
9/09           $ 5,000,000                $ 5,000,000
9/10           $ 5,425,761                $ 5,632,586
9/11           $ 5,719,067                $ 5,845,407
9/12           $ 7,369,139                $ 7,551,574
9/13           $ 8,610,238                $ 9,007,120
9/14           $10,330,005                $10,731,766
9/15           $10,929,700                $11,072,329
9/16           $12,181,154                $12,595,952
9/17           $14,395,962                $15,359,594
9/18           $17,092,143                $19,398,596
9/19           $18,545,689                $20,117,638

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 13

Performance Update | 9/30/19                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2019)
-------------------------------------------------
                           Net           Russell
                           Asset         1000
                           Value         Growth
Period                     (NAV)         Index
-------------------------------------------------
10 years                   13.43%        14.94%
5 years                    11.59         13.39
1 year                      7.75          3.71
-------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2019)
-------------------------------------------------
Gross
-------------------------------------------------
1.39%
-------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
9/09           $10,000                    $10,000
9/10           $10,852                    $11,265
9/11           $11,438                    $11,691
9/12           $14,717                    $15,103
9/13           $17,087                    $18,014
9/14           $20,375                    $21,464
9/15           $21,389                    $22,145
9/16           $23,670                    $25,192
9/17           $27,766                    $30,719
9/18           $32,721                    $38,797
9/19           $35,259                    $40,235

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

Performance Update | 9/30/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2019)
-------------------------------------------------
                           Net           Russell
                           Asset         1000
                           Value         Growth
Period                     (NAV)         Index
-------------------------------------------------
10 years                   14.06%        14.94%
5 years                    12.30         13.39
1 year                      8.43          3.71
-------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2019)
-------------------------------------------------
Gross
-------------------------------------------------
0.77%
-------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer Fundamental        Russell 1000
               Growth Fund                Growth Index
9/09           $ 5,000,000                $ 5,000,000
9/10           $ 5,439,885                $ 5,632,586
9/11           $ 5,766,382                $ 5,845,407
9/12           $ 7,452,310                $ 7,551,574
9/13           $ 8,701,408                $ 9,007,120
9/14           $10,432,217                $10,731,766
9/15           $11,023,150                $11,072,329
9/16           $12,276,886                $12,595,952
9/17           $14,487,689                $15,359,594
9/18           $17,181,960                $19,398,596
9/19           $18,630,384                $20,117,638

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 8, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from April 1, 2019 through September 30, 2019.

----------------------------------------------------------------------------------------------
Share Class                         A           C           K              R            Y
----------------------------------------------------------------------------------------------
Beginning Account               $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 4/1/19
----------------------------------------------------------------------------------------------
Ending Account                  $1,076.80    $1,073.40    $1,078.90    $1,075.20    $1,078.60
Value (after expenses)
on 9/30/19
----------------------------------------------------------------------------------------------
Expenses Paid                       $5.61        $9.02        $3.38        $7.26        $3.95
During Period*
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.74%, 0.65%, 1.40% and 0.76% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

16 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from April 1, 2019 through September 30, 2019.

----------------------------------------------------------------------------------------------
Share Class                         A           C           K              R            Y
----------------------------------------------------------------------------------------------
Beginning Account               $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 4/1/19
----------------------------------------------------------------------------------------------
Ending Account                  $1,019.60    $1,016.30    $1,021.75    $1,018.00    $1,021.20
Value (after expenses)
on 9/30/19
----------------------------------------------------------------------------------------------
Expenses Paid                       $5.45        $8.77        $3.29        $7.06        $3.84
During Period*
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.74%, 0.65%, 1.40% and 0.76% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 17

Schedule of Investments | 9/30/19 (unaudited)

---------------------------------------------------------------------------------------------------
Shares                                                                               Value
---------------------------------------------------------------------------------------------------
                     UNAFFILIATED ISSUERS -- 99.2%
                     COMMON STOCKS -- 98.6% of Net Assets
                     Aerospace & Defense -- 3.2%
    987,951          Raytheon Co.                                                    $  193,826,107
                                                                                     --------------
                     Total Aerospace & Defense                                       $  193,826,107
---------------------------------------------------------------------------------------------------
                     Beverages -- 4.6%
  2,034,101          PepsiCo., Inc.                                                  $  278,875,247
                                                                                     --------------
                     Total Beverages                                                 $  278,875,247
---------------------------------------------------------------------------------------------------
                     Capital Markets -- 4.8%
  1,822,365          Charles Schwab Corp.                                            $   76,229,528
  2,311,608          Intercontinental Exchange, Inc.                                    213,292,070
                                                                                     --------------
                     Total Capital Markets                                           $  289,521,598
---------------------------------------------------------------------------------------------------
                     Chemicals -- 1.7%
    525,280          Ecolab, Inc.                                                    $  104,026,451
                                                                                     --------------
                     Total Chemicals                                                 $  104,026,451
---------------------------------------------------------------------------------------------------
                     Communications Equipment -- 0.5%
    114,834(a)       Arista Networks, Inc.                                           $   27,436,139
                                                                                     --------------
                     Total Communications Equipment                                  $   27,436,139
---------------------------------------------------------------------------------------------------
                     Electrical Equipment -- 1.8%
  1,581,669          Emerson Electric Co.                                            $  105,750,389
                                                                                     --------------
                     Total Electrical Equipment                                      $  105,750,389
---------------------------------------------------------------------------------------------------
                     Electronic Equipment, Instruments & Components -- 3.3%
    527,450          Amphenol Corp.                                                  $   50,898,925
  1,236,785          CDW Corp.                                                          152,421,383
                                                                                     --------------
                     Total Electronic Equipment, Instruments & Components            $  203,320,308
---------------------------------------------------------------------------------------------------
                     Entertainment -- 2.0%
  1,221,045(a)       Electronic Arts, Inc.                                           $  119,442,622
                                                                                     --------------
                     Total Entertainment                                             $  119,442,622
---------------------------------------------------------------------------------------------------
                     Food & Staples Retailing -- 2.2%
  1,143,234          Walmart, Inc.                                                   $  135,679,011
                                                                                     --------------
                     Total Food & Staples Retailing                                  $  135,679,011
---------------------------------------------------------------------------------------------------
                     Health Care Equipment & Supplies -- 6.7%
    225,972(a)       ABIOMED, Inc.                                                   $   40,198,159
    232,764          Cooper Cos., Inc.                                                   69,130,908
    401,967(a)       Edwards Lifesciences Corp.                                          88,396,563
  1,187,851          Medtronic Plc                                                      129,024,376
    592,636          Zimmer Biomet Holdings, Inc.                                        81,351,144
                                                                                     --------------
                     Total Health Care Equipment & Supplies                          $  408,101,150
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

---------------------------------------------------------------------------------------------------
Shares                                                                               Value
---------------------------------------------------------------------------------------------------
                     Insurance -- 6.5%
  2,076,087          Marsh & McLennan Cos., Inc.                                     $  207,712,504
  2,448,024          Progressive Corp.                                                  189,109,854
                                                                                     --------------
                     Total Insurance                                                 $  396,822,358
---------------------------------------------------------------------------------------------------
                     Interactive Media & Services -- 6.1%
    303,457(a)       Alphabet, Inc., Class C                                         $  369,914,083
                                                                                     --------------
                     Total Interactive Media & Services                              $  369,914,083
---------------------------------------------------------------------------------------------------
                     Internet & Direct Marketing Retail -- 6.1%
    101,834(a)       Amazon.com, Inc.                                                $  176,774,659
     97,129(a)       Booking Holdings, Inc.                                             190,626,347
                                                                                     --------------
                     Total Internet & Direct Marketing Retail                        $  367,401,006
---------------------------------------------------------------------------------------------------
                     IT Services -- 10.1%
    943,865          Accenture Plc                                                   $  181,552,433
  1,155,560          Mastercard, Inc.                                                   313,815,429
  1,123,257(a)       PayPal Holdings, Inc.                                              116,358,193
                                                                                     --------------
                     Total IT Services                                               $  611,726,055
---------------------------------------------------------------------------------------------------
                     Life Sciences Tools & Services -- 3.4%
    695,885          Thermo Fisher Scientific, Inc.                                  $  202,690,424
                                                                                     --------------
                     Total Life Sciences Tools & Services                            $  202,690,424
---------------------------------------------------------------------------------------------------
                     Machinery -- 2.1%
    891,111          Stanley Black & Decker, Inc.                                    $  128,685,340
                                                                                     --------------
                     Total Machinery                                                 $  128,685,340
---------------------------------------------------------------------------------------------------
                     Pharmaceuticals -- 6.9%
  1,939,499(a)       Elanco Animal Health, Inc.                                      $   51,571,278
  1,219,296          Eli Lilly & Co.                                                    136,353,872
    431,030          Johnson & Johnson                                                   55,766,661
  1,404,889          Zoetis, Inc.                                                       175,035,121
                                                                                     --------------
                     Total Pharmaceuticals                                           $  418,726,932
---------------------------------------------------------------------------------------------------
                     Semiconductors & Semiconductor Equipment -- 1.8%
    405,411          Broadcom, Inc.                                                  $  111,921,815
                                                                                     --------------
                     Total Semiconductors & Semiconductor Equipment                  $  111,921,815
---------------------------------------------------------------------------------------------------
                     Software -- 10.2%
    516,563(a)       Adobe, Inc.                                                     $  142,700,528
  3,427,167          Microsoft Corp.                                                    476,479,028
                                                                                     --------------
                     Total Software                                                  $  619,179,556
---------------------------------------------------------------------------------------------------
                     Specialty Retail -- 10.2%
  1,039,518          Home Depot, Inc.                                                $  241,188,966
    310,150(a)       O'Reilly Automotive, Inc.                                          123,597,877
  1,859,551          Ross Stores, Inc.                                                  204,271,677
    562,828          Tractor Supply Co.                                                  50,902,164
                                                                                     --------------
                     Total Specialty Retail                                          $  619,960,684
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 19

---------------------------------------------------------------------------------------------------
Shares                                                                               Value
---------------------------------------------------------------------------------------------------
                     Technology Hardware, Storage & Peripherals -- 4.4%
  1,184,217          Apple, Inc.                                                     $  265,229,082
                                                                                     --------------
                     Total Technology Hardware, Storage & Peripherals                $  265,229,082
---------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCKS
                     (Cost $3,788,293,611)                                           $5,978,236,357
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
---------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 0.6%
                     of Net Assets
 15,000,000(b)       United States Treasury Bill, 10/22/19                           $   14,984,305
 20,000,000(b)       United States Treasury Bill, 10/8/19                                19,993,194
---------------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                     (Cost $34,975,792)                                              $   34,977,499
---------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.2%
                     (Cost $3,823,269,403)                                           $6,013,213,856
---------------------------------------------------------------------------------------------------
                     OTHER ASSETS AND LIABILITIES -- 0.8%                            $   46,117,179
---------------------------------------------------------------------------------------------------
                     NET ASSETS -- 100.0%                                            $6,059,331,035
===================================================================================================

(a)   Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2019, aggregated $366,680,035 and $638,546,145, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2019, the Fund did not engage in any cross trade activity.

At September 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $3,837,344,571 was as follows:

       Aggregate gross unrealized appreciation for all investments in which
         there is an excess of value over tax cost                                  $2,288,909,117
       Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value                                    (113,039,832)
                                                                                    --------------
       Net unrealized appreciation                                                  $2,175,869,285
                                                                                    ==============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

The following is a summary of the inputs used as of September 30, 2019, in valuing the Fund's investments.

-------------------------------------------------------------------------------------------
                               Level 1            Level 2        Level 3    Total
-------------------------------------------------------------------------------------------
Common Stocks                  $5,978,236,357     $        --    $ --       $5,978,236,357
U.S. Government and
  Agency Obligations                       --      34,977,499      --           34,977,499
-------------------------------------------------------------------------------------------
Total Investments in
Securities                     $5,978,236,357     $34,977,499    $ --       $6,013,213,856
===========================================================================================

During the six months ended September 30, 2019, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 21

Statement of Assets and Liabilities | 9/30/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $3,823,269,403)           $6,013,213,856
  Cash                                                                              48,227,622
  Receivables --
     Fund shares sold                                                               12,773,708
     Dividends                                                                       2,378,200
     Interest                                                                            2,218
  Due from the Adviser                                                                  15,729
  Other assets                                                                          82,876
----------------------------------------------------------------------------------------------
       Total assets                                                             $6,076,694,209
----------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Fund shares repurchased                                                    $   14,743,004
     Transfer agent fees                                                             1,263,721
  Due to affiliates --
     Management fees                                                                   501,635
     Other due to affiliates                                                           712,070
  Accrued expenses                                                                     142,744
----------------------------------------------------------------------------------------------
       Total liabilities                                                        $   17,363,174
----------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                               $3,541,896,328
  Distributable earnings                                                         2,517,434,707
----------------------------------------------------------------------------------------------
       Net assets                                                               $6,059,331,035
----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $965,022,886/37,019,429 shares)                             $        26.07
  Class C (based on $439,549,195/18,671,194 shares)                             $        23.54
  Class K (based on $695,661,991/26,629,487 shares)                             $        26.12
  Class R (based on $112,124,780/4,383,603 shares)                              $        25.58
  Class Y (based on $3,846,972,183/146,068,229 shares)                          $        26.34
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $26.07 net asset value per share/100%-5.75%
     maximum sales charge)                                                      $        27.66
==============================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

Statement of Operations (unaudited)

For the Six Months Ended 9/30/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers                               $34,594,456
  Interest from unaffiliated issuers                                  1,072,979
--------------------------------------------------------------------------------------------------
       Total investment income                                                       $ 35,667,435
==================================================================================================
EXPENSES:
  Management fees                                                   $18,206,162
  Administrative expense                                                813,484
  Transfer agent fees
     Class A                                                            894,041
     Class C                                                            197,536
     Class K                                                              6,209
     Class R                                                            153,735
     Class Y                                                          2,078,795
  Distribution fees
     Class A                                                          1,309,290
     Class C                                                          2,230,469
     Class R                                                            286,027
  Shareowner communications expense                                     105,542
  Custodian fees                                                         32,662
  Registration fees                                                      63,358
  Professional fees                                                     112,341
  Printing expense                                                       13,879
  Pricing fees                                                              265
  Trustees' fees                                                        145,415
  Miscellaneous                                                          59,660
--------------------------------------------------------------------------------------------------
     Total expenses                                                                  $ 26,708,870
     Less fees waived and expenses reimbursed by the Adviser                              (15,730)
--------------------------------------------------------------------------------------------------
     Net expenses                                                                    $ 26,693,140
--------------------------------------------------------------------------------------------------
       Net investment income                                                         $  8,974,295
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                             $211,941,666
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                             $227,642,724
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $439,584,390
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $448,558,685
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 23

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended
                                                                   9/30/19               Year Ended
                                                                   (unaudited)           3/31/19
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                       $    8,974,295        $    26,841,828
Net realized gain (loss) on investments                               211,941,666            366,395,202
Change in net unrealized appreciation (depreciation)
  on investments                                                      227,642,724            334,424,633
---------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations          $  448,558,685        $   727,661,663
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($-- and $1.28 per share, respectively)               $           --        $   (56,885,056)
     Class C ($-- and $1.23 per share, respectively)                           --            (25,144,609)
     Class K ($-- and $1.39 per share, respectively)                           --            (37,601,659)
     Class R ($-- and $1.23 per share, respectively)                           --             (6,194,708)
     Class Y ($-- and $1.37 per share, respectively)                           --           (206,490,287)
---------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                          $           --        $  (332,316,319)
---------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                  $  584,192,024        $ 1,335,053,456
Reinvestment of distributions                                                  --            301,535,270
Cost of shares repurchased                                           (818,421,089)        (2,364,978,703)
---------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund share
       transactions                                                $ (234,229,065)       $  (728,389,977)
---------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                         $  214,329,620        $  (333,044,633)
NET ASSETS:
Beginning of period                                                $5,845,001,415        $ 6,178,046,048
---------------------------------------------------------------------------------------------------------
End of period                                                      $6,059,331,035        $ 5,845,001,415
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------
                                      Six Months      Six Months
                                      Ended           Ended
                                      9/30/19         9/30/19           Year Ended      Year Ended
                                      Shares          Amount            3/31/19         3/31/19
                                      (unaudited)     (unaudited)       Shares          Amount
--------------------------------------------------------------------------------------------------------
Class A
Shares sold                             2,875,109     $  72,597,706       7,464,963     $   174,656,891
Reinvestment of distributions                  --                --       2,147,773          48,760,985
Less shares repurchased                (8,910,049)     (227,333,867)    (19,319,758)       (454,252,301)
--------------------------------------------------------------------------------------------------------
     Net decrease                      (6,034,940)    $(154,736,161)     (9,707,022)    $  (230,834,425)
========================================================================================================
Class C
Shares sold                               864,261     $  19,731,049       2,716,493     $    57,846,329
Reinvestment of distributions                  --                --       1,059,825          21,874,816
Less shares repurchased                (2,472,588)      (56,394,466)     (6,325,451)       (135,733,801)
--------------------------------------------------------------------------------------------------------
     Net decrease                      (1,608,327)    $ (36,663,417)     (2,549,133)    $   (56,012,656)
========================================================================================================
Class K
Shares sold                             2,741,233     $  69,030,065      10,787,886     $   253,736,943
Reinvestment of distributions                  --                --       1,635,138          36,995,323
Less shares repurchased                (4,208,322)     (106,741,576)    (11,429,160)       (271,777,022)
--------------------------------------------------------------------------------------------------------
     Net increase
        (decrease)                     (1,467,089)    $ (37,711,511)        993,864     $    18,955,244
========================================================================================================
Class R
Shares sold                               411,854     $  10,152,077       1,085,802     $    24,580,239
Reinvestment of distributions                  --                --         230,179           5,146,817
Less shares repurchased                  (853,190)      (21,117,018)     (2,077,742)        (47,159,442)
--------------------------------------------------------------------------------------------------------
     Net decrease                        (441,336)    $ (10,964,941)       (761,761)    $   (17,432,386)
========================================================================================================
Class Y
Shares sold                            16,082,353     $ 412,681,127      34,937,476     $   824,233,054
Reinvestment of distributions                  --                --       8,263,070         188,757,329
Less shares repurchased               (15,946,805)     (406,834,162)    (62,145,940)     (1,456,056,137)
--------------------------------------------------------------------------------------------------------
     Net increase
        (decrease)                        135,548     $   5,846,965     (18,945,394)    $  (443,065,754)
========================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 25

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended        Year          Year          Year          Year        Year
                                                        9/30/19      Ended         Ended         Ended         Ended       Ended
                                                        (unaudited)  3/31/19       3/31/18       3/31/17*      3/31/16*    3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                    $  24.21     $    22.66    $    20.78    $    19.00    $  19.06    $  16.66
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                          $   0.01(a)  $     0.06(a) $     0.06(a) $     0.08(a) $   0.07(a) $   0.06
  Net realized and unrealized gain (loss) on
  investments                                               1.85           2.77          2.87          2.13        0.70        2.86
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      $   1.86     $     2.83    $     2.93    $     2.21    $   0.77    $   2.92
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                 $     --     $    (0.05)   $    (0.04)   $    (0.06)   $  (0.05)   $  (0.05)
  Net realized gain                                           --          (1.23)        (1.01)        (0.37)      (0.78)      (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $     --     $    (1.28)   $    (1.05)   $    (0.43)   $  (0.83)   $  (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $   1.86     $     1.55    $     1.88    $     1.78    $  (0.06)   $   2.40
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  26.07     $    24.21    $    22.66    $    20.78    $  19.00    $  19.06
====================================================================================================================================
Total return (b)                                            7.68%(c)      12.90%        14.16%        11.78%       4.00%      17.60%
Ratio of net expenses to average net assets                 1.08%(d)       1.09%         1.09%         1.09%       1.09%       1.09%
Ratio of net investment income (loss) to average net
  assets                                                    0.11%(d)       0.25%         0.25%         0.39%       0.38%       0.38%
Portfolio turnover rate                                        6%(c)         26%           38%           23%         13%         12%
Net assets, end of period (in thousands)                $965,023     $1,042,168    $1,195,674    $1,205,124    $992,927    $796,689
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses to average net assets                      1.08%(d)       1.09%         1.10%         1.09%       1.11%       1.13%
  Net investment income (loss) to average net assets        0.11%(d)       0.25%         0.24%         0.39%       0.36%       0.34%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                          Six Months
                                          Ended           Year            Year            Year            Year            Year
                                          9/30/19         Ended           Ended           Ended           Ended           Ended
                                          (unaudited)     3/31/19         3/31/18         3/31/17*        3/31/16*        3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period      $  21.93        $  20.73        $  19.17        $  17.63        $  17.81        $  15.66
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (loss)            $  (0.06)(a)(b) $  (0.08)(a)(b) $  (0.08)(a)(b) $  (0.05)(a)(b) $  (0.05)(a)(b) $  (0.03)
  Net realized and unrealized gain
  (loss) on investments                       1.67            2.51            2.65            1.96            0.65            2.65
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                              $   1.61        $   2.43        $   2.57        $   1.91        $   0.60        $   2.62
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                   $     --        $     --        $     --        $     --        $     --        $     --
  Net realized gain                             --           (1.23)          (1.01)          (0.37)          (0.78)          (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                       $     --        $  (1.23)       $  (1.01)       $  (0.37)       $  (0.78)       $  (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset
  value                                   $   1.61        $   1.20        $   1.56        $   1.54        $  (0.18)       $   2.15
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $  23.54        $  21.93        $  20.73        $  19.17        $  17.63        $  17.81
====================================================================================================================================
Total return (c)                              7.34%(d)       12.12%          13.46%          10.98%           3.29%          16.81%
Ratio of net expenses to average net
  assets                                      1.75%(e)        1.73%           1.74%           1.77%           1.77%           1.79%
Ratio of net investment income (loss)
  to average net assets                      (0.56)%(e)      (0.39)%         (0.40)%         (0.30)%         (0.29)%         (0.32)%
Portfolio turnover rate                          6%(d)          26%             38%             23%             13%             12%
Net assets, end of period (in thousands)  $439,549        $444,786        $473,154        $465,545        $356,675        $246,593
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 27

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year        Year        Year        Year        Year
                                                               9/30/19      Ended       Ended       Ended       Ended       Ended
                                                               (unaudited)  3/31/19     3/31/18     3/31/17*    3/31/16*    3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                           $  24.21     $  22.68    $  20.79    $  19.00    $  19.05    $ 16.64
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $   0.07(a)  $   0.16(a) $   0.16(a) $   0.16(a) $   0.15(a) $  0.16
  Net realized and unrealized gain (loss) on investments           1.84         2.76        2.88        2.13        0.70       2.84
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $   1.91     $   2.92    $   3.04    $   2.29    $   0.85    $  3.00
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $     --     $  (0.16)   $  (0.14)   $  (0.13)   $  (0.12)   $ (0.12)
  Net realized gain                                                  --        (1.23)      (1.01)      (0.37)      (0.78)     (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $     --     $  (1.39)   $  (1.15)   $  (0.50)   $  (0.90)   $ (0.59)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $   1.91     $   1.53    $   1.89    $   1.79    $  (0.05)   $  2.41
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  26.12     $  24.21    $  22.68    $  20.79    $  19.00    $ 19.05
====================================================================================================================================
Total return (b)                                                   7.89%(c)    13.39%      14.68%      12.24%       4.43%     18.11%
Ratio of net expenses to average net assets                        0.65%(d)     0.66%       0.66%       0.67%       0.67%      0.69%
Ratio of net investment income (loss) to average net assets        0.54%(d)     0.68%       0.69%       0.81%       0.80%      0.81%
Portfolio turnover rate                                               6%(c)       26%         38%         23%         13%        12%
Net assets, end of period (in thousands)                       $695,662     $680,094    $614,710    $376,708    $131,813    $97,063
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months
                                                  Ended           Year            Year            Year        Year       Year
                                                  9/30/19         Ended           Ended           Ended       Ended      Ended
                                                  (unaudited)     3/31/19         3/31/18         3/31/17*    3/31/16*   3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period              $  23.79        $  22.31        $  20.49        $  18.76    $ 18.86    $ 16.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (loss)                    $  (0.03)(a)(b) $  (0.01)(a)(b) $  (0.01)(a)(b) $   0.01(a) $  0.02(a) $ (0.00)(c)
  Net realized and unrealized gain (loss)
  on investments                                      1.82            2.72            2.84            2.10       0.69       2.83
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                      $   1.79        $   2.71        $   2.83        $   2.11    $  0.71    $  2.83
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                           $     --        $     --        $     --        $  (0.01)   $ (0.03)   $    --
  Net realized gain                                     --           (1.23)          (1.01)          (0.37)     (0.78)     (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                               $     --        $  (1.23)       $  (1.01)       $  (0.38)   $ (0.81)   $ (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $   1.79        $   1.48        $   1.82        $   1.73    $ (0.10)   $  2.36
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  25.58        $  23.79        $  22.31        $  20.49    $ 18.76    $ 18.86
====================================================================================================================================
Total return (d)                                      7.52%(e)       12.52%          13.87%          11.41%      3.70%     17.23%
Ratio of net expenses to average net assets           1.40%(f)        1.39%           1.40%           1.40%      1.40%      1.40%
Ratio of net investment income (loss) to
  average net assets                                 (0.21)%(f)      (0.04)%         (0.05)%          0.08%      0.10%      0.05%
Portfolio turnover rate                                  6%(e)          26%             38%             23%        13%        12%
Net assets, end of period (in thousands)          $112,125        $114,781        $124,614        $117,931    $79,519    $37,285
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses to average net assets                1.42%(f)        1.39%           1.42%           1.41%      1.43%      1.52%
  Net investment income (loss) to average
  net assets                                         (0.23)%(f)      (0.04)%         (0.07)%          0.07%      0.07%     (0.07)%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c)   Amount rounds to less then $0.01 or $(0.01) per share.

(d) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(e)   Not annualized.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 29

------------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months
                                                  Ended          Year          Year          Year          Year          Year
                                                  9/30/19        Ended         Ended         Ended         Ended         Ended
                                                  (unaudited)    3/31/19       3/31/18       3/31/17*      3/31/16*      3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period              $    24.42     $    22.86    $    20.95    $    19.15    $    19.20    $    16.77
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                    $     0.05(a)  $     0.14(a) $     0.13(a) $     0.14(a) $     0.13(a) $     0.10
  Net realized and unrealized gain (loss) on
  investments                                           1.87           2.79          2.90          2.14          0.71          2.90
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                      $     1.92     $     2.93    $     3.03    $     2.28    $     0.84    $     3.00
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                           $       --     $    (0.14)   $    (0.11)   $    (0.11)   $    (0.11)   $    (0.10)
  Net realized gain                                       --          (1.23)        (1.01)        (0.37)        (0.78)        (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                               $       --     $    (1.37)   $    (1.12)   $    (0.48)   $    (0.89)   $    (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $     1.92     $     1.56    $     1.91    $     1.80    $    (0.05)   $     2.43
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    26.34     $    24.42    $    22.86    $    20.95    $    19.15    $    19.20
====================================================================================================================================
Total return (b)                                        7.86%(c)      13.28%        14.54%        12.11%         4.29%        17.98%
Ratio of net expenses to average net assets             0.76%(d)       0.77%         0.77%         0.77%         0.79%         0.80%
Ratio of net investment income (loss) to average
  net assets                                            0.43%(d)       0.58%         0.58%         0.71%         0.70%         0.68%
Portfolio turnover rate                                    6%(c)         26%           38%           23%           13%           12%
Net assets, end of period (in thousands)          $3,846,972     $3,563,173    $3,769,893    $3,198,861    $2,001,002    $1,263,594
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based upon the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

Notes to Financial Statements | 9/30/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 31 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

32 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At September 30, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 33

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2019 was as follows:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                              $ 34,716,252
      Long-term capital gain                                        297,600,067
      --------------------------------------------------------------------------
         Total                                                     $332,316,319
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at March 31, 2019:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                              $    4,403,055
      Undistributed long-term capital gain                          116,246,406
      Unrealized appreciation                                     1,948,226,561
      --------------------------------------------------------------------------
         Total                                                   $2,068,876,022
      ==========================================================================

34 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

      The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on common stock.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $75,518 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2019.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 35 risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. recently have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

36 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

G.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      There were no open repurchase agreements at September 30, 2019.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $6.5 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $7.5 billion. Prior to October 1, 2018, management fees were calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the six months ended September 30, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.61% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.09%, 1.40% and 0.83% of the average daily net assets attributable to Class A, Class R and Class Y shares, respectively. Class C and Class K shares do not have an expense limitation. These expense limitations are in effect through August 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended September 30, 2019 are reflected on the Statement of Operations.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 37

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $510,689 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended September 30, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                $ 45,516
Class C                                                                  22,812
Class K                                                                   8,606
Class R                                                                   5,340
Class Y                                                                  23,268
--------------------------------------------------------------------------------
 Total                                                                 $105,542
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services.

38 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $703,016 in distribution fees payable to the Distributor at September 30, 2019.

The Fund also has adopted a separate service plan for Class R shares ("Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended September 30, 2019, CDSCs in the amount of $9,642 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate
("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Fund pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2019, the Fund had no borrowings under the credit facility.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 39

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Fundamental Growth Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

40 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis.

The Trustees discussed the Fund's performance with APAM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted APAM's explanation for the Fund's relative performance and the steps taken by APAM to address the Fund's performance, including enhancing the investment

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 41 process used for the Fund. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and

42 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 43

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

44 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

Trustees, Officers and Service Providers

Trustees                                 Officers
Thomas J. Perna, Chairman                Lisa M. Jones, President and
John E. Baumgardner, Jr.                   Chief Executive Officer
David R. Bock                            Mark E. Bradley, Treasurer and
Diane Durnin                               Chief Financial and
Benjamin M. Friedman                       Accounting Officer
Margaret B.W. Graham                     Christopher J. Kelley, Secretary and
Lisa M. Jones                              Chief Legal Officer
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 45

                          This page is for your notes.

46 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

                          This page is for your notes.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 47

                          This page is for your notes.

48 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

                          This page is for your notes.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 49

                          This page is for your notes.

50 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

                          This page is for your notes.

                Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19 51

                          This page is for your notes.

52 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427
Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19434-13-1119

                              Pioneer Multi-Asset
                              Ultrashort Income Fund

--------------------------------------------------------------------------------
                              Semiannual Report | September 30, 2019
--------------------------------------------------------------------------------

                              Ticker Symbols:

                              Class A     MAFRX
                              Class C     MCFRX
                              Class C2    MAUCX
                              Class K     MAUKX
                              Class Y     MYFRX

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Financial Statements                                                        104

Notes to Financial Statements                                               113

Approval of Investment Management Agreement                                 124

Trustees, Officers and Service Providers                                    129

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 3

Portfolio Management Discussion | 9/30/19

In the following interview, portfolio managers Seth Roman, Jonathan Sharkey, Noah Funderburk, and Nicolas Pauwels discuss the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the six-month period ended September 30, 2019. Mr. Roman, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer); Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer; Mr. Funderburk, a vice president and a portfolio manager at Amundi Pioneer; and Mr. Pauwels, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended September 30, 2019?

A Pioneer Multi-Asset Ultrashort Income Fund's Class A shares returned 1.55% at net asset value (NAV) during the six-month period ended September 30, 2019, while the Fund's benchmark, the ICE Bank of America Merrill Lynch 3-Month U.S. Dollar LIBOR Index (the ICE BofA ML Index), returned 1.32%. During the same period, the average return of the 206 mutual funds in Morningstar's Ultrashort Bond category was 1.49%.

Q Can you describe the market environment for fixed-income investors over the six-month period ended September 30, 2019?

A Sentiment with respect to the credit markets was generally firm during the period, supported by positive corporate earnings, low unemployment, and an accommodative U.S. Federal Reserve (Fed). Against a backdrop of slowing economic growth and low inflation, the Fed cut short-term interest rates by a quarter point on both July 31 and September 19, 2019, bringing the benchmark federal funds target rate down to a range of 1.75% to 2.00%. Market expectations at the close of the period were for two or three additional interest-rate cuts by the middle of 2020.

      The Treasury yield curve moved lower over the period, due to the Fed's accommodative policy and a "flight to safety" by investors driven by geopolitical headlines, including those pertaining to the U.S.-China trade dispute, the Brexit situation in the United Kingdom, and a September attack on Saudi Arabia's oil facilities. During August and September, the yield curve inverted at times, meaning that along some portion of the curve, yields for securities with longer maturities were lower than yields for securities with shorter maturities. Such inversions have been widely viewed in the past as foreshadowing a recession, and so the inverted curve added to uncertainty in the credit markets in the latter part of the six-month period.

4 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

      Over the six-month period ended September 30, 2019, the yield on the benchmark 10-year Treasury note declined from 2.41% to 1.68%, touching a low of 1.47% in late August and early September, while the two-year Treasury yield declined from 2.27% to 1.63%. On the short end of the yield curve, the one-month Treasury yield declined from 2.42% to 1.91%, the three-month Treasury yield declined from 2.38% to 1.87%, the six-month Treasury yield declined from 2.42% to 1.88%, and the one-year Treasury yield declined from 2.39% to 1.83%.

      Meanwhile, the three-month London Interbank Offered Rate (LIBOR), a commonly used baseline for loans and securities globally, also fell during the period, from 2.60% to 2.09%.

Q Can you review the Fund's principal strategies during the six-month period ended September 30, 2019?

A During the period, we continued to maintain a portfolio of investments that seeks to provide income, while also striving to protect shareholders' principal against a rise in market interest rates. That has entailed investing the portfolio in a wide range of mostly high-quality floating-rate securities as well as fixed-rate instruments with very short remaining maturities.

      Pursuant to the Fund's prospectus, 80% of the Fund's holdings are in floating-rate issues with interest rates tied to a short-term reference rate such as LIBOR, or in fixed-rate issues with less than one-year duration. Unlike many other floating-rate vehicles, the Fund's allocations focus primarily on investment-grade asset classes. At the same time, we do seek to take advantage of credit spreads. In doing so, we seek at all times to maintain broadly diversified* portfolio exposures to a number of different spread sectors. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

      We do not seek to take a stance with respect to overall portfolio duration and corresponding interest-rate sensitivity. At the end of the period, the Fund's duration stood at 0.17 years. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

*     Diversification does not assure a profit nor protect against loss.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 5

Q What factors contributed to, and detracted from, the Fund's benchmark-relative performance during the six-month period ended September 30, 2019?

A Positive contributors to the Fund's benchmark-relative performance during the six-month period included the portfolio's allocation to securitized assets, such as non-agency collateralized mortgage obligations (CMOs), asset backed-securities (ABS), and commercial mortgage-backed securities
      (CMBS).

      Exposure to bank loans also contributed positively to the Fund's relative returns. Following a disappointing technical downturn in the fourth quarter of 2018, the loan sector has fully recovered so far in 2019. We continue to believe the potential incremental income offered by bank loans represents an attractive tradeoff between risk and reward.

      The Fund's benchmark-relative performance also benefited from an allocation to insurance-linked securities (ILS), which are sponsored by property-and-casualty insurers looking to defray some of the cost of having to payout claims in the wake of a natural disaster. We generally expect to maintain a strategic allocation to ILS in the Fund's portfolio, given their income potential and near total lack of correlation to the performance of other securities markets.

      The Fund saw good performance during the period from holdings of investment-grade corporate bonds. Within investment-grade corporates, the Fund's investments lean toward financial issues, most notably U.S. banks, including diversified holdings across both money center and regional banks. We view those issuers as attractive, in part due to the more stringent regulations pertaining to the use of leverage that have been applied to the domestic banking sector since the financial crisis of a decade ago. The Fund's holdings of industrial issues within the investment-grade corporate sector also aided relative returns.

      On the negative side, the Fund's allocation to U.S. Treasury securities as well as its cash position were slight drags on benchmark-relative performance during the six-month period.

Q Can you discuss the factors that affected the Fund's distributions** to shareholders, either positively or negatively, during the six-month period ended September 30, 2019?

A Throughout the six-month period, we invested the Fund in floating-rate issues with interest rates tied to LIBOR or other short-term reference rates. The Fund's income-generation and distributions remained quite steady over the period, despite the decline in short-term LIBOR rates. Historically, changes to the Fund's yield have tended to lag changes in LIBOR rates.

**    Distributions are not guaranteed.

6 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

Q Did you utilize derivatives in managing the Fund over the six-month period ended September 30, 2019?

A     No, the Fund did not utilize derivatives during the period.

Q     What is your assessment of the current investment climate for the Fund?

A We believe credit-sensitive sectors continue to offer better value than U.S. Treasuries. Nonetheless, we are maintaining a lower spread duration, or sensitivity to changes in credit spreads, in the Fund's portfolio, given the relative tightness of spreads as well as uncertainties regarding global monetary policies of central banks and current geopolitical risks.

      In general, we view securitized assets as more attractively valued than corporate securities, as overall investment-grade corporate spreads stand at near post-2008 crisis lows, and reflect both lower quality and an overall longer duration relative to their historical levels. Securitized issues offer higher risk-adjusted return potential than corporate credit, a benefit of their amortizing structures, which can lead to deleveraging over time as well as the potential for ratings upgrades. In addition, post-2008 underwriting has improved as rating agencies have tightened credit standards. Since they have less exposure to global risk, securitized issues tend to be more U.S. and U.S.-consumer centric, and U.S. consumers currently enjoy rising incomes, low indebtedness relative to income, and the strong ability to service their debts. Finally, securitized assets generally offer attractive valuations relative to their risk.

      We believe corporate credit, on the other hand, while bolstered by still-strong underlying fundamentals, may face greater downside risk should market volatility increase due to an unexpected change in central-bank monetary policies or a more pronounced slowdown in global economic growth.

      In managing the Fund, a key focus for us continues to be seeking value in sectors supported fundamentally by the resilience of the U.S. domestic economy, particularly securitized assets. While the portfolio's sector allocations will shift around the margins to reflect our view of relative risk and reward, we continue to maintain significant diversification with respect to its exposures across various asset categories.

      In all investment environments, however, we will continue to seek to provide shareholders with higher income than cash vehicles, albeit with additional risk, while striving to provide a hedge against any future rise in market interest rates. (Please note that the Fund is not a money market fund.)

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 7

Please refer to the Schedule of Investments on pages 19-103 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Multi-Asset Ultrashort Income Fund ("The Fund") has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds may utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance-linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

8 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Amundi Pioneer normally seeks to avoid receiving material, non-public information.

Pioneer Multi-Asset Ultrashort Income Fund is not a money market fund.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

      Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 9

Portfolio Summary | 9/30/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Asset Backed Securities                                                   38.8%
Collateralized Mortgage Obligations                                       28.5%
Corporate Bonds                                                           17.3%
Senior Secured Floating Rate Loan Interests                                5.5%
U.S. Government and Agency Obligations                                     5.0%
Insurance-Linked Securities                                                3.9%
Foreign Government Bonds                                                   1.0%
Municipal Bonds                                                            0.0%+

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Floating Rate Notes, 2.029% (3 Month U.S. Treasury Bill
    Money Market Yield + 12 bps), 1/31/21                                                       1.80%
-----------------------------------------------------------------------------------------------------
 2. U.S. Treasury Floating Rate Notes, 2.053% (3 Month U.S. Treasury Bill
    Money Market Yield + 14 bps), 4/30/21                                                       1.08
-----------------------------------------------------------------------------------------------------
 3. U.S. Treasury Floating Rate Notes, 2.134% (3 Month U.S. Treasury Bill
    Money Market Yield + 22 bps), 7/31/21                                                       1.08
-----------------------------------------------------------------------------------------------------
 4. U.S. Treasury Floating Rate Notes, 1.959% (3 Month U.S. Treasury Bill
    Money Market Yield + 5 bps), 10/31/20                                                       0.62
-----------------------------------------------------------------------------------------------------
 5. LSTAR Securities Investment, Ltd., Series 2019-4, Class A1, 3.589%
    (1 Month USD LIBOR + 150 bps), 5/1/24 (144A)                                                0.52
-----------------------------------------------------------------------------------------------------
 6. Ford Credit Floorplan Master Owner Trust A, Series 2019-3, Class A2, 2.65%
    (1 Month USD LIBOR + 60 bps), 9/15/24                                                       0.48
-----------------------------------------------------------------------------------------------------
 7. OBX Trust, Series 2018-EXP2, Class 2A1A, 2.768% (1 Month USD
    LIBOR + 75 bps), 7/25/58 (144A)                                                             0.44
-----------------------------------------------------------------------------------------------------
 8. American Express Credit Account Master Trust, Series 2019-4, Class A, 2.265%
    (1 Month USD LIBOR + 24 bps), 4/15/24                                                       0.39
-----------------------------------------------------------------------------------------------------
 9. Oaktown Re II, Ltd., Series 2018-1A, Class M1, 3.568% (1 Month USD
    LIBOR + 155 bps), 7/25/28 (144A)                                                            0.38
-----------------------------------------------------------------------------------------------------
10. OCP CLO, Ltd., Series 2015-8A, Class A1R, 3.153% (3 Month USD
    LIBOR + 85 bps), 4/17/27 (144A)                                                             0.36
-----------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

Prices and Distributions | 9/30/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                          9/30/19                 3/31/19
--------------------------------------------------------------------------------
       A                              $9.93                   $9.92
--------------------------------------------------------------------------------
       C                              $9.92                   $9.91
--------------------------------------------------------------------------------
       C2                             $9.92                   $9.91
--------------------------------------------------------------------------------
       K                              $9.94                   $9.93
--------------------------------------------------------------------------------
       Y                              $9.94                   $9.92
--------------------------------------------------------------------------------

Distributions per Share: 4/1/19 - 9/30/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Net Investment         Short-Term           Long-Term
      Class          Income             Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A            $0.1418                 $ --                 $ --
--------------------------------------------------------------------------------
       C            $0.1255                 $ --                 $ --
--------------------------------------------------------------------------------
       C2           $0.1259                 $ --                 $ --
--------------------------------------------------------------------------------
       K            $0.1526                 $ --                 $ --
--------------------------------------------------------------------------------
       Y            $0.1493                 $ --                 $ --
--------------------------------------------------------------------------------

The ICE Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 11

Performance Update | 9/30/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2019)
-----------------------------------------------------
                                            ICE BofA
                                            ML U.S.
                     Net       Public       Dollar
                     Asset     Offering     3-Month
                     Value     Price        LIBOR
Period               (NAV)     (POP)*       Index
-----------------------------------------------------
Life-of-Class
(4/29/11)            1.58%     1.28%        0.87%
5 years              1.69      1.18         1.24
1 year               2.64      2.64         2.64
-----------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2019)
-----------------------------------------------------
Gross
-----------------------------------------------------
0.59%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Multi-Asset       ICE BofA ML U.S. Dollar
                 Ultrashort Income Fund    3-Month LIBOR Index
5/11             $10,000                   $10,000
9/11             $10,010                   $10,009
9/12             $10,298                   $10,058
9/13             $10,387                   $10,090
9/14             $10,494                   $10,114
9/15             $10,549                   $10,140
9/16             $10,707                   $10,190
9/17             $10,903                   $10,295
9/18             $11,118                   $10,478
9/19             $11,412                   $10,755

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share.

* POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

Performance Update | 9/30/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2019)
-----------------------------------------------------
                                   ICE BofA
                                   ML U.S.
                         Net       Dollar
                         Asset     3-Month
                         Value     LIBOR
Period                   (NAV)     Index
-----------------------------------------------------
Life-of-Class
(4/29/11)                1.20%     0.87%
5 years                  1.37      1.24
1 year                   2.31      2.64
-----------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2019)
-----------------------------------------------------
Gross
-----------------------------------------------------
0.91%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Multi-Asset       ICE BofA ML U.S. Dollar
                 Ultrashort Income Fund    3-Month LIBOR Index
5/11             $10,000                   $10,000
9/11             $ 9,975                   $10,009
9/12             $10,191                   $10,058
9/13             $10,252                   $10,090
9/14             $10,325                   $10,114
9/15             $10,349                   $10,140
9/16             $10,471                   $10,190
9/17             $10,618                   $10,295
9/18             $10,802                   $10,478
9/19             $11,051                   $10,755

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 13

Performance Update | 9/30/19                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income
Fund during the periods shown, compared to that of the ICE Bank of America
(BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2019)
-----------------------------------------------------
                                            ICE BofA
                                            ML U.S.
                                            Dollar
                                            3-Month
                     If        If           LIBOR
Period               Held      Redeemed     Index
-----------------------------------------------------
Life-of-Class
(4/29/11)            1.19%     1.19%        0.87%
5 years              1.37      1.37         1.24
1 year               2.31      2.31         2.64
-----------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2019)
-----------------------------------------------------
Gross
-----------------------------------------------------
0.91%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Multi-Asset       ICE BofA ML U.S. Dollar
                 Ultrashort Income Fund    3-Month LIBOR Index
5/11             $10,000                   $10,000
9/11             $ 9,975                   $10,009
9/12             $10,191                   $10,058
9/13             $10,250                   $10,090
9/14             $10,324                   $10,114
9/15             $10,336                   $10,140
9/16             $10,468                   $10,190
9/17             $10,615                   $10,295
9/18             $10,799                   $10,478
9/19             $11,048                   $10,755

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percentage change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

Performance Update | 9/30/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2019)
-----------------------------------------------------
                                   ICE BofA
                                   ML U.S.
                         Net       Dollar
                         Asset     3-Month
                         Value     LIBOR
Period                   (NAV)     Index
-----------------------------------------------------
Life-of-Class
(4/29/11)                1.77%     0.87%
5 years                  1.91      1.24
1 year                   2.86      2.64
-----------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2019)
-----------------------------------------------------
Gross
-----------------------------------------------------
0.37%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Multi-Asset       ICE BofA ML U.S. Dollar
                 Ultrashort Income Fund    3-Month LIBOR Index
5/11             $5,000,000                $5,000,000
9/11             $5,004,864                $5,004,688
9/12             $5,148,808                $5,028,875
9/13             $5,208,140                $5,044,884
9/14             $5,273,118                $5,057,058
9/15             $5,312,114                $5,069,924
9/16             $5,403,077                $5,095,017
9/17             $5,513,808                $5,147,253
9/18             $5,634,559                $5,239,233
9/19             $5,795,768                $5,377,296

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 15

Performance Update | 9/30/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2019)
-----------------------------------------------------
                                   ICE BofA
                                   ML U.S.
                         Net       Dollar
                         Asset     3-Month
                         Value     LIBOR
Period                   (NAV)     Index
-----------------------------------------------------
Life-of-Class
(4/29/11)                1.76%     0.87%
5 years                  1.83      1.24
1 year                   2.90      2.64
-----------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2019)
-----------------------------------------------------
Gross
-----------------------------------------------------
0.45%
-----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Multi-Asset       ICE BofA ML U.S. Dollar
                 Ultrashort Income Fund    3-Month LIBOR Index
5/11             $5,000,000                $5,000,000
9/11             $5,008,825                $5,004,688
9/12             $5,169,696                $5,028,875
9/13             $5,224,869                $5,044,884
9/14             $5,286,374                $5,057,058
9/15             $5,316,346                $5,069,924
9/16             $5,408,629                $5,095,017
9/17             $5,508,403                $5,147,253
9/18             $5,625,087                $5,239,233
9/19             $5,788,226                $5,377,296

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by]  $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on actual returns from April 1, 2019 through September 30, 2019.

--------------------------------------------------------------------------------------------------
Share Class                       A             C            C2             K             Y
--------------------------------------------------------------------------------------------------
Beginning Account             $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 4/1/19
--------------------------------------------------------------------------------------------------
Ending Account Value          $1,015.50     $1,013.90     $1,013.90     $1,016.60     $1,017.30
(after expenses)
on 9/30/19
--------------------------------------------------------------------------------------------------
Expenses Paid                     $2.92         $4.48         $4.48         $1.81         $2.22
During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.58%, 0.89%, 0.89%, 0.36% and 0.44% for class A, C, C2, K, and Y respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2019 through September 30, 2019.

--------------------------------------------------------------------------------------------------
Share Class                       A             C            C2             K             Y
--------------------------------------------------------------------------------------------------
Beginning Account             $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 4/1/19
--------------------------------------------------------------------------------------------------
Ending Account Value          $1,022.10     $1,020.55     $1,020.55     $1,023.20     $1,022.80
(after expenses)
on 9/30/19
--------------------------------------------------------------------------------------------------
Expenses Paid                     $2.93         $4.50         $4.50         $1.82         $2.23
During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.58%, 0.89%, 0.89%, 0.36% and 0.44% for class A, C, C2, K, and Y respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

18 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

Schedule of Investments | 9/30/19 (unaudited)

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             UNAFFILIATED ISSUERS -- 99.4%
                             ASSET BACKED SECURITIES -- 35.5%
                             of Net Assets
       273,539(a)            321 Henderson Receivables I LLC, Series 2004-A,
                             Class A1, 2.378% (1 Month USD LIBOR +
                             35 bps), 9/15/45 (144A)                                                  $      267,267
     2,258,722(a)            321 Henderson Receivables I LLC, Series 2005-1A,
                             Class A1, 2.258% (1 Month USD LIBOR +
                             23 bps), 11/15/40 (144A)                                                      2,201,638
       520,233(a)            321 Henderson Receivables I LLC, Series 2006-1A,
                             Class A1, 2.228% (1 Month USD LIBOR +
                             20 bps), 3/15/41 (144A)                                                         512,403
     1,125,938(a)            321 Henderson Receivables I LLC, Series 2006-2A,
                             Class A1, 2.228% (1 Month USD LIBOR +
                             20 bps), 6/15/41 (144A)                                                       1,101,965
     1,774,732(a)            321 Henderson Receivables I LLC, Series 2006-4A,
                             Class A1, 2.228% (1 Month USD LIBOR +
                             20 bps), 12/15/41 (144A)                                                      1,757,098
       404,817(a)            321 Henderson Receivables I LLC, Series 2007-1A,
                             Class A1, 2.228% (1 Month USD LIBOR +
                             20 bps), 3/15/42 (144A)                                                         389,714
     1,417,543(a)            321 Henderson Receivables II LLC, Series 2006-3A,
                             Class A1, 2.228% (1 Month USD LIBOR +
                             20 bps), 9/15/41 (144A)                                                       1,357,424
     2,233,636(a)            ABFC Trust, Series 2004-OPT2, Class M1, 2.843%
                             (1 Month USD LIBOR + 83 bps), 8/25/33                                         2,198,382
       849,662(a)            ABFC Trust, Series 2005-WMC1, Class M2, 2.693%
                             (1 Month USD LIBOR + 68 bps), 6/25/35                                           851,128
       550,913               ACC Trust, Series 2018-1, Class A, 3.7%,
                             12/21/20 (144A)                                                                 551,601
       939,650               Access Point Funding I LLC, Series 2017-A, Class A,
                             3.06%, 4/15/29 (144A)                                                           939,390
     1,395,602(a)            ACE Securities Corp. Home Equity Loan Trust, Series
                             2005-WF1, Class M2, 2.678% (1 Month USD LIBOR +
                             66 bps), 5/25/35                                                              1,405,587
     1,723,189(a)            Aegis Asset Backed Securities Trust Mortgage
                             Pass-Through Ctfs, Series 2004-3, Class M1, 2.918%
                             (1 Month USD LIBOR + 90 bps), 9/25/34                                         1,731,599
         6,474(a)            Aegis Asset Backed Securities Trust Mortgage
                             Pass-Through Ctfs, Series 2004-4, Class A2B, 3.118%
                             (1 Month USD LIBOR + 110 bps), 10/25/34                                           6,475
     2,712,999(a)            Aegis Asset Backed Securities Trust Mortgage
                             Pass-Through Ctfs, Series 2004-4, Class M1, 2.918%
                             (1 Month USD LIBOR + 90 bps), 10/25/34                                        2,714,336
        20,584               American Credit Acceptance Receivables Trust,
                             Series 2017-1, Class C, 2.88%, 3/13/23 (144A)                                    20,594
       106,807               American Credit Acceptance Receivables Trust,
                             Series 2017-2, Class C, 2.86%, 6/12/23 (144A)                                   106,954
     2,796,553               American Credit Acceptance Receivables Trust,
                             Series 2017-3, Class C, 2.72%, 6/10/22 (144A)                                 2,798,489

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
       654,500               American Credit Acceptance Receivables Trust,
                             Series 2018-3, Class A, 2.92%, 8/12/21 (144A)                            $      654,709
     1,700,000               American Credit Acceptance Receivables Trust,
                             Series 2018-3, Class B, 3.49%, 6/13/22 (144A)                                 1,705,459
     7,612,173               American Credit Acceptance Receivables Trust,
                             Series 2019-1, Class A, 3.06%, 7/12/22 (144A)                                 7,635,967
     3,533,699               American Credit Acceptance Receivables Trust,
                             Series 2019-2, Class A, 2.85%, 7/12/22 (144A)                                 3,541,926
     8,050,000(a)            American Express Credit Account Master Trust,
                             Series 2017-8, Class A, 2.148% (1 Month USD
                             LIBOR + 12 bps), 5/16/22                                                      8,049,994
     7,000,000(a)            American Express Credit Account Master Trust,
                             Series 2018-3, Class A, 2.348% (1 Month USD
                             LIBOR + 32 bps), 10/15/25                                                     6,995,311
    22,000,000(a)            American Express Credit Account Master Trust,
                             Series 2019-4, Class A, 2.265% (1 Month USD
                             LIBOR + 24 bps), 4/15/24                                                     22,013,119
        11,504               AmeriCredit Automobile Receivables Trust,
                             Series 2016-4, Class A3, 1.53%, 7/8/21                                           11,502
     2,937,679(a)            Ameriquest Mortgage Securities, Inc. Asset-Backed
                             Pass-Through Ctfs, Series 2005-R3, Class M2,
                             2.723% (1 Month USD LIBOR + 71 bps), 5/25/35                                  2,939,272
       100,577(a)            Ameriquest Mortgage Securities, Inc. Asset Backed
                             Pass-Through Ctfs, Series 2005-R5, Class M2,
                             2.708% (1 Month USD LIBOR + 69 bps), 7/25/35                                    100,645
        60,047(a)            Ameriquest Mortgage Securities, Inc. Asset-Backed
                             Pass-Through Ctfs, Series 2005-R10, Class M1,
                             2.428% (1 Month USD LIBOR + 41 bps), 1/25/36                                     60,046
        76,596(a)            Amortizing Residential Collateral Trust, Series 2002-BC5,
                             Class M1, 3.053% (1 Month USD LIBOR +
                             104 bps), 7/25/32                                                                76,232
     3,098,597               Amur Equipment Finance Receivables V LLC,
                             Series 2018-1A, Class A2, 3.24%, 12/20/23 (144A)                              3,119,213
     4,000,000               Amur Equipment Finance Receivables VII LLC,
                             Series 2019-1A, Class B, 2.8%, 3/20/25 (144A)                                 4,033,477
     1,031,250(a)            Annisa CLO, Ltd., Series 2016-2A, Class X, 2.878%
                             (3 Month USD LIBOR + 60 bps), 7/20/31 (144A)                                  1,031,240
       750,000(a)            Apidos CLO XV, Series 2013-15A, Class XRR, 2.878%
                             (3 Month USD LIBOR + 60 bps), 4/20/31 (144A)                                    749,993
       500,000(a)            Apidos CLO XVI, Series 2013-16A, Class CR, 5.303%
                             (3 Month USD LIBOR + 300 bps), 1/19/25 (144A)                                   500,689
     1,607,143(a)            Apidos CLO XXIX, Series 2018-29A, Class X, 2.826%
                             (3 Month USD LIBOR + 55 bps), 7/25/30 (144A)                                  1,607,125
    13,860,640(a)            Apres Static CLO, Ltd., Series 2019-1A, Class A1, 3.473%
                             (3 Month USD LIBOR + 117 bps), 1/15/27 (144A)                                13,864,397
    11,500,000               Aqua Finance Trust, Series 2019-A, Class A, 3.14%,
                             7/16/40 (144A)                                                               11,514,880
       440,625(a)            Ares XXXVIII CLO, Ltd., Series 2015-38A, Class X, 2.778%
                             (3 Month USD LIBOR + 50 bps), 4/20/30 (144A)                                    440,621

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
       450,000(a)            Ares XXXVR CLO, Ltd., Series 2015-35RA, Class X,
                             2.953% (3 Month USD LIBOR + 65 bps),
                             7/15/30 (144A)                                                           $      449,996
     1,221,665(a)            Argent Securities, Inc. Asset-Backed Pass-Through
                             Certificates, Series 2004-W11, Class M2, 3.068%
                             (1 Month USD LIBOR + 105 bps), 11/25/34                                       1,232,010
       210,487(a)            Argent Securities, Inc. Asset-Backed Pass-Through
                             Certificates, Series 2005-W2, Class A1, 2.278%
                             (1 Month USD LIBOR + 26 bps), 10/25/35                                          210,593
       120,756(a)            Argent Securities, Inc. Asset-Backed Pass-Through
                             Certificates, Series 2005-W3, Class A2D, 2.358%
                             (1 Month USD LIBOR + 34 bps), 11/25/35                                          120,937
       736,869               ARI Fleet Lease Trust, Series 2016-A, Class A3, 2.11%,
                             7/15/24 (144A)                                                                  737,269
       828,588               ARI Fleet Lease Trust, Series 2017-A, Class A2, 1.91%,
                             4/15/26 (144A)                                                                  827,013
     6,275,000               Ascentium Equipment Receivables, Series 2019-1A,
                             Class A2, 2.84%, 6/10/22 (144A)                                               6,318,287
     1,500,000               Ascentium Equipment Receivables Trust, Series 2016-2A,
                             Class D, 4.2%, 9/12/22 (144A)                                                 1,508,721
       445,747               Ascentium Equipment Receivables Trust, Series 2017-2A,
                             Class A2, 2.0%, 5/11/20 (144A)                                                  445,676
     1,400,159               Ascentium Equipment Receivables Trust, Series 2018-1A,
                             Class A2, 2.92%, 12/10/20 (144A)                                              1,402,220
       493,684(a)            Asset Backed Securities Corp. Home Equity Loan Trust,
                             Series 2005-HE4, Class M4, 2.963% (1 Month USD
                             LIBOR + 95 bps), 5/25/35                                                        495,509
       177,788(a)            Asset Backed Securities Corp. Home Equity Loan Trust,
                             Series 2006-HE1, Class A3, 2.218% (1 Month USD
                             LIBOR + 20 bps), 1/25/36                                                        177,256
        28,609(a)            Asset-Backed Pass-Through Certificates, Series 2004-R2,
                             Class A1A, 2.708% (1 Month USD LIBOR +
                             69 bps), 4/25/34                                                                 28,609
       301,215(a)            Asset-Backed Pass-Through Certificates, Series 2004-R2,
                             Class A1B, 2.638% (1 Month USD LIBOR +
                             62 bps), 4/25/34                                                                300,952
     2,764,286(a)            ASSURANT CLO III, Ltd., Series 2018-2A, Class X, 2.978%
                             (3 Month USD LIBOR + 70 bps), 10/20/31 (144A)                                 2,764,255
    15,000,000(a)            Atlas Senior Loan Fund III, Ltd., Series 2013-1A,
                             Class AR, 2.954% (3 Month USD LIBOR + 83 bps),
                             11/17/27 (144A)                                                              14,983,425
     1,168,482(a)            Atlas Senior Loan Fund XII, Ltd., Series 2018-12A,
                             Class X, 3.033% (3 Month USD LIBOR + 75 bps),
                             10/24/31 (144A)                                                               1,168,468
     4,485,866               Avant Loans Funding Trust, Series 2018-B, Class A,
                             3.42%, 1/18/22 (144A)                                                         4,499,527
     9,671,469               Avant Loans Funding Trust, Series 2019-A, Class A,
                             3.48%, 7/15/22 (144A)                                                         9,707,193

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 21

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
    10,000,000               Avant Loans Funding Trust, Series 2019-B, Class A,
                             2.72%, 10/15/26 (144A)                                                   $   10,009,126
     2,052,845               Avid Automobile Receivables Trust, Series 2018-1,
                             Class A, 2.84%, 8/15/23 (144A)                                                2,054,511
       127,276               AXIS Equipment Finance Receivables IV LLC, Series
                             2016-1A, Class A, 2.21%, 11/20/21 (144A)                                        127,250
     1,900,000(a)            Babson CLO, Ltd., Series 2015-IA, Class XR, 2.828%
                             (3 Month USD LIBOR + 55 bps), 1/20/31 (144A)                                  1,899,981
     6,975,000(a)            Barclays Dryrock Issuance Trust, Series 2017-2, Class A,
                             2.328% (1 Month USD LIBOR + 30 bps), 5/15/23                                  6,980,373
     7,798,654(a)            Barings BDC Static CLO, Ltd., Series 2019-1A, Class A1,
                             3.323% (3 Month USD LIBOR + 102 bps),
                             4/15/27 (144A)                                                                7,800,666
       250,000(a)            Barings CLO, Ltd., Series 2018-2A, Class X, 2.903% (3
                             Month USD LIBOR + 60 bps), 4/15/30 (144A)                                       249,998
     1,928,571(a)            Barings CLO, Ltd., Series 2018-3A, Class X, 2.778% (3
                             Month USD LIBOR + 50 bps), 7/20/29 (144A)                                     1,928,554
     2,500,000(a)            Barings CLO, Ltd., Series 2019-1A, Class X, 3.053% (3
                             Month USD LIBOR + 75 bps), 4/15/31 (144A)                                     2,499,977
     1,500,000(a)            Battery Park CLO, Series 2019-1A, Class X, 2.854% (3
                             Month USD LIBOR + 65 bps), 7/15/32 (144A)                                     1,499,940
         4,496(b)            Bayview Financial Acquisition Trust, Series 2007-A,
                             Class 1A2, 6.205%, 5/28/37                                                        4,495
     1,106,034               BCC Funding XIII LLC, Series 2016-1, Class B, 2.73%,
                             4/20/22 (144A)                                                                1,106,314
     1,890,625(a)            Bean Creek CLO, Ltd., Series 2015-1A, Class XR, 2.878%
                             (3 Month USD LIBOR + 60 bps), 4/20/31 (144A)                                  1,890,421
       506,011(a)            Bear Stearns Asset Backed Securities I Trust, Series
                             2005-TC1, Class M1, 2.678% (1 Month USD
                             LIBOR + 66 bps), 5/25/35                                                        506,616
       342,297(a)            Bear Stearns Asset Backed Securities Trust,
                             Series 2001-3, Class A1, 2.918% (1 Month USD
                             LIBOR + 90 bps), 10/27/32                                                       335,941
     1,396,848(a)            Bear Stearns Asset Backed Securities Trust, Series
                             2006-SD1, Class A, 2.388% (1 Month USD LIBOR +
                             37 bps), 4/25/36                                                              1,395,374
       221,885(a)            Bear Stearns Asset Backed Securities Trust, Series
                             2006-SD2, Class A1, 2.398% (1 Month USD LIBOR +
                             38 bps), 6/25/36                                                                221,522
        35,711(a)            Bear Stearns Asset Backed Securities Trust, Series
                             2006-SD2, Class A3, 2.508% (1 Month USD LIBOR +
                             49 bps), 6/25/36                                                                 35,658
         3,645(a)            Bear Stearns Structured Products Trust, Series 2007-EMX1,
                             Class A1, 3.018% (1 Month USD LIBOR + 100 bps),
                             3/25/37 (144A)                                                                    3,646
     1,979,167(a)            BlueMountain CLO, Ltd., Series 2013-2A, Class X, 2.928%
                             (3 Month USD LIBOR + 65 bps), 10/22/30 (144A)                                 1,978,923
     1,285,714(a)            BlueMountain CLO, Ltd., Series 2018-2A, Class X, 2.808%
                             (3 Month USD LIBOR + 65 bps), 8/15/31 (144A)                                  1,285,698

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
       288,408(a)            BMW Vehicle Owner Trust, Series 2018-A, Class A2B,
                             2.088% (1 Month USD LIBOR + 7 bps), 11/25/20                             $      288,379
     5,325,000(a)            Cabela's Credit Card Master Note Trust, Series 2015-2,
                             Class A2, 2.698% (1 Month USD LIBOR +
                             67 bps), 7/17/23                                                              5,344,169
     3,000,000(a)            California Street CLO IX LP, Series 2012-9A, Class XR2,
                             9.281% (3 Month USD LIBOR + 70 bps),
                             7/16/32 (144A)                                                                2,999,970
    11,724,570(a)            Canadian Pacer Auto Receivables Trust, Series 2018-2A,
                             Class A2B, 2.237% (1 Month USD LIBOR + 18 bps),
                             6/21/21 (144A)                                                               11,718,153
    15,000,000(a)            CARDS II Trust, Series 2019-1A, Class A, 2.418%
                             (1 Month USD LIBOR + 39 bps), 5/15/24 (144A)                                 15,004,843
       743,625(a)            Carlyle Global Market Strategies CLO, Ltd., Series
                             2013-2A, Class YR, 2.8% (3 Month USD LIBOR +
                             50 bps), 1/18/29 (144A)                                                         743,634
     1,166,652(a)            CarMax Auto Owner Trust, Series 2018-1, Class A2B,
                             2.178% (1 Month USD LIBOR + 15 bps), 5/17/21                                  1,166,440
       279,743               Carnow Auto Receivables Trust, Series 2017-1A, Class A,
                             2.92%, 9/15/22 (144A)                                                           279,737
     7,987,158               Carnow Auto Receivables Trust, Series 2018-1A, Class A,
                             3.61%, 10/15/21 (144A)                                                        8,009,149
    18,201,980               Carnow Auto Receivables Trust, Series 2019-1A, Class A,
                             2.72%, 11/15/22 (144A)                                                       18,199,669
    15,000,000               Carvana Auto Receivables Trust, Series 2019-2A,
                             Class A2, 2.6%, 1/18/22 (144A)                                               15,009,360
    15,000,000               Carvana Auto Receivables Trust, Series 2019-3A,
                             Class A2, 2.42%, 4/15/22 (144A)                                              15,009,342
     1,402,500(a)            Catamaran CLO, Ltd., Series 2013-1A, Class X, 2.806%
                             (3 Month USD LIBOR + 55 bps), 1/27/28 (144A)                                  1,402,346
        24,795               Cazenovia Creek Funding I LLC, Series 2015-1A, Class A,
                             2.0%, 12/10/23 (144A)                                                            24,774
        15,121               Cazenovia Creek Funding I LLC, Series 2015-1A, Class B,
                             2.773%, 12/10/23 (144A)                                                          15,077
     1,217,917               Cazenovia Creek Funding II LLC, Series 2018-1A, Class B,
                             3.984%, 7/15/30 (144A)                                                        1,222,516
     2,442,857(a)            CBAM, Ltd., Series 2018-5A, Class X, 2.853%
                             (3 Month USD LIBOR + 55 bps), 4/17/31 (144A)                                  2,442,837
     3,437,500(a)            Cent CLO 21, Ltd., Series 2014-21A, Class XR2, 2.906%
                             (3 Month USD LIBOR + 65 bps), 7/27/30 (144A)                                  3,437,459
       113,730(c)            Centex Home Equity Loan Trust, Series 2003-A, Class AF6,
                             3.654%, 3/25/33                                                                 114,545
       468,750(a)            CFIP CLO, Ltd., Series 2018-1A, Class X, 3.05% (3 Month
                             USD LIBOR + 75 bps), 7/18/31 (144A)                                             468,745
    10,645,000(a)            Chase Issuance Trust, Series 2017-A1, Class A, 2.328%
                             (1 Month USD LIBOR + 30 bps), 1/15/22                                        10,650,837
     4,645,000(a)            Chase Issuance Trust, Series 2017-A2, Class A, 2.428%
                             (1 Month USD LIBOR + 40 bps), 3/15/24                                         4,676,619

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 23

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
    13,250,000(a)            Chase Issuance Trust, Series 2018-A1, Class A1, 2.228%
                             (1 Month USD LIBOR + 20 bps), 4/17/23                                    $   13,260,412
       224,790(a)            Chesapeake Funding II LLC, Series 2016-2A, Class A2,
                             3.028% (1 Month USD LIBOR + 100 bps),
                             6/15/28 (144A)                                                                  224,963
     1,261,432               Chesapeake Funding II LLC, Series 2017-2A, Class A1,
                             1.99%, 5/15/29 (144A)                                                         1,259,640
     2,762,536(a)            Chesapeake Funding II LLC, Series 2017-2A, Class A2,
                             2.478% (1 Month USD LIBOR + 45 bps),
                             5/15/29 (144A)                                                                2,760,875
     4,235,487(a)            Chesapeake Funding II LLC, Series 2017-3A, Class A2,
                             2.368% (1 Month USD LIBOR + 34 bps),
                             8/15/29 (144A)                                                                4,234,739
     8,075,561(a)            Chesapeake Funding II LLC, Series 2017-4A, Class A2,
                             2.368% (1 Month USD LIBOR + 34 bps),
                             11/15/29 (144A)                                                               8,069,238
     4,996,763(a)            Chesapeake Funding II LLC, Series 2018-1A, Class A2,
                             2.478% (1 Month USD LIBOR + 45 bps),
                             4/15/30 (144A)                                                                4,992,608
     2,250,000(a)            CIFC Funding, Ltd., Series 2013-4A, Class XRR, 2.806%
                             (3 Month USD LIBOR + 55 bps), 4/27/31 (144A)                                  2,249,975
     5,600,000(a)            CIFC Funding, Ltd., Series 2014-2RA, Class X, 3.133%
                             (3 Month USD LIBOR + 85 bps), 4/24/30 (144A)                                  5,599,927
     3,571,429(a)            CIFC Funding, Ltd., Series 2014-4RA, Class X, 2.853%
                             (3 Month USD LIBOR + 55 bps), 10/17/30 (144A)                                 3,571,400
     1,277,893               CIG Auto Receivables Trust, Series 2017-1A, Class A,
                             2.71%, 5/15/23 (144A)                                                         1,279,218
    11,407,437               CIG Auto Receivables Trust, Series 2019-1A, Class A,
                             3.33%, 8/15/24 (144A)                                                        11,483,809
     4,106,475(a)            CIM Small Business Loan Trust, Series 2018-1A,
                             Class A, 3.444% (1 Month USD LIBOR + 140 bps),
                             3/20/43 (144A)                                                                4,106,475
     4,500,000(a)            Citibank Credit Card Issuance Trust, Series 2017-A4,
                             Class A4, 2.262% (1 Month USD LIBOR +
                             22 bps), 4/7/22                                                               4,501,356
    18,445,000(a)            Citibank Credit Card Issuance Trust, Series 2017-A7,
                             Class A7, 2.412% (1 Month USD LIBOR +
                             37 bps), 8/8/24                                                              18,485,424
         5,815(a)            Citigroup Mortgage Loan Trust, Inc., Series 2004-RES1,
                             Class M2, 3.038% (1 Month USD LIBOR +
                             102 bps), 11/25/34                                                                5,816
     2,634,695(a)            Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH1,
                             Class M3, 2.618% (1 Month USD LIBOR +
                             60 bps), 1/25/36                                                              2,633,738
     3,252,927(a)            Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2,
                             Class A3, 2.238% (1 Month USD LIBOR +
                             22 bps), 8/25/36                                                              3,246,195
       562,500(a)            Clear Creek CLO, Series 2015-1A, Class X, 3.278%
                             (3 Month USD LIBOR + 100 bps), 10/20/30 (144A)                                  562,487

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
     2,625,000(a)            Columbia Cent CLO 28, Ltd., Series 2018-28A,
                             Class X, 2.859% (3 Month USD LIBOR + 65 bps),
                             11/7/30 (144A)                                                           $    2,624,966
     2,307,451               Commonbond Student Loan Trust, Series 2016-B,
                             Class A1, 2.73%, 10/25/40 (144A)                                              2,331,471
       311,065(a)            Commonbond Student Loan Trust, Series 2016-B,
                             Class A2,
                             3.468% (1 Month USD LIBOR + 145 bps), 10/25/40
                             (144A)                                                                          315,978
     2,790,896(a)            Commonbond Student Loan Trust, Series 2017-AGS,
                             Class A2, 2.868% (1 Month USD LIBOR +
                             85 bps), 5/25/41 (144A)                                                       2,779,368
     5,590,548(a)            Commonbond Student Loan Trust, Series 2017-BGS,
                             Class A2, 2.668% (1 Month USD LIBOR +
                             65 bps), 9/25/42 (144A)                                                       5,545,943
     4,734,465(a)            Commonbond Student Loan Trust, Series 2018-AGS,
                             Class A2, 2.518% (1 Month USD LIBOR +
                             50 bps), 2/25/44 (144A)                                                       4,635,476
     9,955,681(a)            Commonbond Student Loan Trust, Series 2018-BGS,
                             Class A2, 2.588% (1 Month USD LIBOR +
                             57 bps), 9/25/45 (144A)                                                       9,818,194
     7,970,879(a)            Commonbond Student Loan Trust, Series 2018-CGS,
                             Class A2, 2.818% (1 Month USD LIBOR +
                             80 bps), 2/25/46 (144A)                                                       7,922,540
       881,331               Conn's Receivables Funding LLC, Series 2017-B, Class B,
                             4.52%, 4/15/21 (144A)                                                           882,152
     1,432,090               Conn's Receivables Funding LLC, Series 2018-A, Class A,
                             3.25%, 1/15/23 (144A)                                                         1,437,228
       971,494               Conn's Receivables Funding LLC, Series 2018-A, Class B,
                             4.65%, 1/15/23 (144A)                                                           977,744
     4,832,918               Conn's Receivables Funding LLC, Series 2019-A, Class A,
                             3.4%, 10/16/23 (144A)                                                         4,863,442
     5,200,000               Conn's Receivables Funding LLC, Series 2019-A, Class B,
                             4.36%, 10/16/23 (144A)                                                        5,251,905
       211,699(a)            Conseco Finance Home Equity Loan Trust, Series 2002-B,
                             Class M2, 4.528% (1 Month USD LIBOR +
                             250 bps), 5/15/33                                                               212,910
       135,055(a)            Conseco Finance Home Equity Loan Trust, Series 2002-C,
                             Class MV1, 3.528% (1 Month USD LIBOR +
                             150 bps), 5/15/32                                                               134,717
     5,933,046               Consumer Lending Receivables Trust, Series 2019-A,
                             Class A, 3.52%, 4/15/26 (144A)                                                5,963,876
     8,665,000               Consumer Loan Underlying Bond CLUB Credit Trust,
                             Series 2019-P2, Class A, 2.47%, 10/15/26 (144A)                               8,655,353
     5,913,220               Consumer Loan Underlying Bond Credit Trust, Series
                             2019-P1, Class A, 2.94%, 7/15/26 (144A)                                       5,932,142
       107,759(a)            Countrywide Asset-Backed Certificates, Series 2004-8,
                             Class M1, 3.068% (1 Month USD LIBOR +
                             105 bps), 1/25/35                                                               107,932

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 25

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
        23,573(a)            Countrywide Asset-Backed Certificates, Series 2004-SD1,
                             Class A1, 2.698% (1 Month USD LIBOR + 68 bps),
                             6/25/33 (144A)                                                           $       23,539
         5,040(a)            Countrywide Asset-Backed Certificates, Series 2004-SD1,
                             Class A2, 2.918% (1 Month USD LIBOR + 90 bps),
                             6/25/33 (144A)                                                                    5,036
       225,846(a)            Countrywide Asset-Backed Certificates, Series 2005-9,
                             Class M1, 2.538% (1 Month USD LIBOR +
                             52 bps), 1/25/36                                                                226,434
       608,663(a)            Countrywide Asset-Backed Certificates, Series 2005-BC1,
                             Class M4, 2.918% (1 Month USD LIBOR +
                             90 bps), 5/25/35                                                                609,066
       386,061(a)            Countrywide Asset-Backed Certificates, Series 2006-3,
                             Class 2A3, 2.308% (1 Month USD LIBOR +
                             29 bps), 6/25/36                                                                385,549
        33,772(a)            Countrywide Asset-Backed Certificates, Series 2006-4,
                             Class 1A1M, 2.278% (1 Month USD LIBOR +
                             26 bps), 7/25/36                                                                 33,764
     4,534,269(a)            Countrywide Asset-Backed Certificates, Series 2006-4,
                             Class 2A3, 2.308% (1 Month USD LIBOR +
                             29 bps), 7/25/36                                                              4,479,827
       973,433               CPS Auto Receivables Trust, Series 2015-A, Class C,
                             4.0%, 2/16/21 (144A)                                                            975,440
        73,291               CPS Auto Receivables Trust, Series 2018-A, Class A,
                             2.16%, 5/17/21 (144A)                                                            73,286
     3,516,729               CPS Auto Receivables Trust, Series 2018-D, Class A,
                             3.06%, 1/18/22 (144A)                                                         3,525,041
       751,102               Credit Suisse ABS Trust, Series 2018-LD1, Class A,
                             3.42%, 7/25/24 (144A)                                                           751,477
     1,479,714(a)            Credit Suisse Seasoned Loan Trust, Series 2006-1,
                             Class A, 2.258% (1 Month USD LIBOR + 24 bps),
                             10/25/34 (144A)                                                               1,479,246
       248,792(a)            Credit-Based Asset Servicing & Securitization LLC, Series
                             2005-CB3, Class M2, 2.948% (1 Month USD LIBOR +
                             93 bps), 5/25/35                                                                248,873
     1,312,302(a)            CSFB Mortgage-Backed Pass-Through Certificates, Series
                             2005-AGE1, Class M3, 2.668% (1 Month USD
                             LIBOR + 65 bps), 2/25/32                                                      1,313,686
     3,491,921(a)            CWABS Asset-Backed Certificates Trust, Series 2004-10,
                             Class MV3, 3.143% (1 Month USD LIBOR +
                             113 bps), 12/25/34                                                            3,515,237
       274,770(a)            CWABS Asset-Backed Certificates Trust, Series 2005-17,
                             Class 3AV2, 2.358% (1 Month USD LIBOR +
                             34 bps), 5/25/36                                                                274,288
     1,184,012(a)            CWABS Asset-Backed Certificates Trust, Series 2005-AB1,
                             Class M1, 2.648% (1 Month USD LIBOR +
                             63 bps), 8/25/35                                                              1,184,377
     3,365,988(a)            CWHEQ Revolving Home Equity Loan Resuritization Trust,
                             Series 2006-RES, Class 4M1A, 2.308% (1 Month
                             USD LIBOR + 28 bps), 2/15/34 (144A)                                           3,319,547

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
     3,945,057(a)            CWHEQ Revolving Home Equity Loan Resuritization Trust,
                             Series 2006-RES, Class 4N1A, 2.308% (1 Month
                             USD LIBOR + 28 bps), 2/15/34 (144A)                                      $    3,878,651
     3,232,620               Dell Equipment Finance Trust, Series 2018-2, Class A2,
                             3.16%, 2/22/21 (144A)                                                         3,248,116
           133               Delta Funding Home Equity Loan Trust, Series 1997-2,
                             Class A6, 7.04%, 6/25/27                                                            123
     9,067,211               DLL LLC, Series 2018-ST2, Class A2, 3.14%,
                             10/20/20 (144A)                                                               9,081,010
    13,000,000               DLL LLC, Series 2018-ST2, Class A3, 3.46%,
                             1/20/22 (144A)                                                               13,155,100
       766,312(a)            DRB Prime Student Loan Trust, Series 2015-D, Class A1,
                             3.84% (1 Month USD LIBOR + 170 bps),
                             1/25/40 (144A)                                                                  773,145
       558,841(a)            DRB Prime Student Loan Trust, Series 2016-B, Class A1,
                             3.818% (1 Month USD LIBOR + 180 bps),
                             6/25/40 (144A)                                                                  571,407
       721,919               DRB Prime Student Loan Trust, Series 2016-B, Class A3,
                             2.23%, 6/25/36 (144A)                                                           719,346
     2,338,826(a)            DRB Prime Student Loan Trust, Series 2017-A, Class A1,
                             2.868% (1 Month USD LIBOR + 85 bps),
                             5/27/42 (144A)                                                                2,346,668
     1,277,352               Drive Auto Receivables Trust, Series 2015-CA, Class D,
                             4.2%, 9/15/21 (144A)                                                          1,278,299
     1,767,094               Drive Auto Receivables Trust, Series 2016-CA, Class C,
                             3.02%, 11/15/21 (144A)                                                        1,768,282
     6,800,000               Drive Auto Receivables Trust, Series 2018-2, Class C,
                             3.63%, 8/15/24                                                                6,847,535
     2,156,709               Drive Auto Receivables Trust, Series 2019-1, Class A2A,
                             3.08%, 9/15/21                                                                2,158,620
     4,851,486(a)            Drive Auto Receivables Trust, Series 2019-2, Class A2B,
                             2.308% (1 Month USD LIBOR + 28 bps), 3/15/22                                  4,850,311
       265,276(a)            Drug Royalty II LP 2, Series 2014-1, Class A1, 5.153%
                             (3 Month USD LIBOR + 285 bps), 7/15/23 (144A)                                   265,806
     3,979,095(a)            Drug Royalty III LP 1, Series 2017-1A, Class A1, 4.803%
                             (3 Month USD LIBOR + 250 bps), 4/15/27 (144A)                                 4,003,832
     2,328,777(a)            Drug Royalty III LP 1, Series 2018-1A, Class A1, 3.903%
                             (3 Month USD LIBOR + 160 bps), 10/15/31 (144A)                                2,325,284
       631,218               DT Auto Owner Trust, Series 2017-4A, Class C, 2.86%,
                             7/17/23 (144A)                                                                  631,751
     4,652,035               DT Auto Owner Trust, Series 2018-3A, Class A, 3.02%,
                             2/15/22 (144A)                                                                4,664,872
    10,406,388               DT Auto Owner Trust, Series 2019-1A, Class A, 3.08%,
                             9/15/22 (144A)                                                               10,444,362
       435,682(a)            Earnest Student Loan Program LLC, Series 2016-C,
                             Class A1, 3.868% (1 Month USD LIBOR +
                             185 bps), 10/27/36 (144A)                                                       440,507

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 27

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
       405,156(a)            Earnest Student Loan Program LLC, Series 2016-D,
                             Class A1, 3.418% (1 Month USD LIBOR +
                             140 bps), 1/25/41 (144A)                                                 $      406,891
     1,356,659(a)            Earnest Student Loan Program LLC, Series 2017-A,
                             Class A1, 3.018% (1 Month USD LIBOR +
                             100 bps), 1/25/41 (144A)                                                      1,359,766
     9,009,450(a)            Elevation CLO, Ltd., Series 2015-4A, Class AR, 3.29%
                             (3 Month USD LIBOR + 99 bps), 4/18/27 (144A)                                  9,009,531
     4,200,000(a)            Elevation CLO, Ltd., Series 2015-4A, Class CR, 4.5%
                             (3 Month USD LIBOR + 220 bps), 4/18/27 (144A)                                 4,197,182
       982,119               Engs Commercial Finance Trust, Series 2016-1A,
                             Class A2, 2.63%, 2/22/22 (144A)                                                 982,502
       431,871(a)            EquiFirst Mortgage Loan Trust, Series 2004-2, Class M1,
                             2.843% (1 Month USD LIBOR + 83 bps), 10/25/34                                   432,096
     4,500,000(a)            Evergreen Credit Card Trust, Series 2017-1, Class A,
                             2.288% (1 Month USD LIBOR + 26 bps),
                             10/15/21 (144A)                                                               4,499,999
    12,000,000(a)            Evergreen Credit Card Trust, Series 2018-2, Class A,
                             2.378% (1 Month USD LIBOR + 35 bps),
                             7/15/22 (144A)                                                               12,008,454
    16,000,000(a)            Evergreen Credit Card Trust, Series 2019-1, Class A,
                             2.508% (1 Month USD LIBOR + 48 bps),
                             1/15/23 (144A)                                                               16,048,658
       326,372               Exeter Automobile Receivables Trust, Series 2015-2A,
                             Class C, 3.9%, 3/15/21 (144A)                                                   326,571
     1,109,363               Exeter Automobile Receivables Trust, Series 2015-3A,
                             Class C, 4.83%, 8/16/21 (144A)                                                1,112,251
     1,211,487               Exeter Automobile Receivables Trust, Series 2017-2A,
                             Class B, 2.82%, 5/16/22 (144A)                                                1,213,488
       573,221               Exeter Automobile Receivables Trust, Series 2017-3A,
                             Class A, 2.05%, 12/15/21 (144A)                                                 573,114
     1,787,709               Exeter Automobile Receivables Trust, Series 2018-1A,
                             Class B, 2.75%, 4/15/22 (144A)                                                1,788,949
     1,455,432               Exeter Automobile Receivables Trust, Series 2018-3A,
                             Class A, 2.9%, 1/18/22 (144A)                                                 1,456,439
     8,218,170               Exeter Automobile Receivables Trust, Series 2019-1A,
                             Class A, 3.2%, 4/15/22 (144A)                                                 8,240,913
     4,875,000               Exeter Automobile Receivables Trust, Series 2019-2A,
                             Class C, 3.3%, 3/15/24 (144A)                                                 4,961,084
       699,256(a)            FBR Securitization Trust, Series 2005-3, Class AV1,
                             2.538% (1 Month USD LIBOR + 52 bps), 10/25/35                                   699,423
     3,246,684               FCI Funding LLC, Series 2019-1A, Class A, 3.63%,
                             2/18/31 (144A)                                                                3,270,196
     3,287,313(c)            Finance of America Structured Securities Trust, Series
                             2018-HB1, Class A, 3.375%, 9/25/28 (144A)                                     3,294,103
    12,220,599(c)            Finance of America Structured Securities Trust, Series
                             2019-HB1, Class A, 3.279%, 4/25/29 (144A)                                    12,278,478

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
     1,331,000+(c)           Finance of America Structured Securities Trust, Series
                             2019-HB1, Class M1, 3.396%, 4/25/29 (144A)                               $    1,330,998
        51,947(a)            First Franklin Mortgage Loan Trust, Series 2004-FF4,
                             Class M1, 2.873% (1 Month USD LIBOR +
                             86 bps), 6/25/34                                                                 52,036
       224,522(a)            First Franklin Mortgage Loan Trust, Series 2004-FFH2,
                             Class M1, 2.768% (1 Month USD LIBOR +
                             75 bps), 6/25/34                                                                229,117
     9,277,456(a)            First Franklin Mortgage Loan Trust, Series 2005-FF12,
                             Class M1, 2.468% (1 Month USD LIBOR +
                             45 bps), 11/25/36                                                             9,301,296
       290,669(a)            First Franklin Mortgage Loan Trust, Series 2005-FFH2,
                             Class M2, 2.828% (1 Month USD LIBOR +
                             81 bps), 4/25/35 (144A)                                                         291,641
     2,255,000               First Investors Auto Owner Trust, Series 2015-1A,
                             Class D, 3.59%, 1/18/22 (144A)                                                2,256,114
     1,931,894               First Investors Auto Owner Trust, Series 2018-2A,
                             Class A1, 3.23%, 12/15/22 (144A)                                              1,940,884
     5,406,830               First Investors Auto Owner Trust, Series 2019-1A,
                             Class A, 2.89%, 3/15/24 (144A)                                                5,450,330
     9,000,000(a)            First National Master Note Trust, Series 2017-2,
                             Class A, 2.468% (1 Month USD LIBOR +
                             44 bps), 10/16/23                                                             9,014,140
     9,250,000(a)            First National Master Note Trust, Series 2018-1,
                             Class A, 2.488% (1 Month USD LIBOR +
                             46 bps), 10/15/24                                                             9,231,345
       150,565               Flagship Credit Auto Trust, Series 2017-2, Class A,
                             1.85%, 7/15/21 (144A)                                                           150,541
       975,914               Flagship Credit Auto Trust, Series 2017-4, Class A,
                             2.07%, 4/15/22 (144A)                                                           974,481
    17,489,000               Ford Credit Auto Owner Trust, Series 2014-2, Class A,
                             2.31%, 4/15/26 (144A)                                                        17,489,121
     4,925,000(a)            Ford Credit Floorplan Master Owner Trust A, Series
                             2016-5, Class A2, 2.488% (1 Month USD LIBOR +
                             46 bps), 11/15/21                                                             4,926,884
     5,910,000(a)            Ford Credit Floorplan Master Owner Trust A, Series
                             2017-2, Class A2, 2.378% (1 Month USD LIBOR +
                             35 bps), 9/15/22                                                              5,914,560
    27,000,000(a)            Ford Credit Floorplan Master Owner Trust A, Series
                             2019-3, Class A2, 2.65% (1 Month USD LIBOR +
                             60 bps), 9/15/24                                                             27,021,017
    16,500,000(a)            Fort CRE LLC, Series 2018-1A, Class A1, 3.396%
                             (1 Month USD LIBOR + 135 bps), 11/16/35 (144A)                               16,515,066
     8,366,602               Foundation Finance Trust, Series 2019-1A, Class A,
                             3.86%, 11/15/34 (144A)                                                        8,393,375
       691,566               Foursight Capital Automobile Receivables Trust, Series
                             2016-1, Class A2, 2.87%, 10/15/21 (144A)                                        692,106
     3,147,219               Foursight Capital Automobile Receivables Trust, Series
                             2017-1, Class A, 2.37%, 4/15/22 (144A)                                        3,145,402

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 29

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
     1,346,703               Foursight Capital Automobile Receivables Trust, Series
                             2018-2, Class A2, 3.32%, 4/15/22 (144A)                                  $    1,352,154
     7,500,000               Foursight Capital Automobile Receivables Trust, Series
                             2019-1, Class A2, 2.58%, 3/15/23 (144A)                                       7,511,833
     4,076,889               FREED ABS Trust, Series 2018-1, Class A, 3.61%,
                             7/18/24 (144A)                                                                4,095,827
    11,164,685               FREED ABS Trust, Series 2018-2, Class A, 3.99%,
                             10/20/25 (144A)                                                              11,246,392
     5,301,919               FREED ABS Trust, Series 2019-1, Class A, 3.42%,
                             6/18/26 (144A)                                                                5,330,196
     3,000,000               FREED ABS Trust, Series 2019-1, Class B, 3.87%,
                             6/18/26 (144A)                                                                3,049,274
        87,335(a)            Fremont Home Loan Trust, Series 2005-2, Class M2,
                             2.738% (1 Month USD LIBOR + 72 bps), 6/25/35                                     87,484
     3,804,008(a)            Fremont Home Loan Trust, Series 2005-E, Class 1A1,
                             2.248% (1 Month USD LIBOR + 23 bps), 1/25/36                                  3,799,685
     7,156,137(a)            Fremont Home Loan Trust, Series 2006-2, Class 1A1,
                             2.178% (1 Month USD LIBOR + 16 bps), 2/25/36                                  7,109,167
       250,000(a)            Galaxy XXI CLO, Ltd., Series 2015-21A, Class X, 2.778%
                             (3 Month USD LIBOR + 50 bps), 4/20/31 (144A)                                    249,989
     1,852,717(a)            GE-WMC Asset-Backed Pass-Through Certificates, Series
                             2005-2, Class A1, 2.243% (1 Month USD LIBOR +
                             23 bps), 12/25/35                                                             1,854,099
     6,033,516               GLS Auto Receivables Issuer Trust, Series 2019-1A,
                             Class A, 3.37%, 1/17/23 (144A)                                                6,080,995
    14,479,665               GLS Auto Receivables Issuer Trust, Series 2019-2A,
                             Class A, 3.06%, 4/17/23 (144A)                                               14,567,982
    12,496,652               GLS Auto Receivables Issuer Trust, Series 2019-3A,
                             Class A, 2.58%, 7/17/23 (144A)                                               12,497,066
     3,099,979               GLS Auto Receivables Trust, Series 2018-1A, Class A,
                             2.82%, 7/15/22 (144A)                                                         3,108,515
       800,000               GLS Auto Receivables Trust, Series 2018-1A, Class B,
                             3.52%, 8/15/23 (144A)                                                           806,244
     2,742,632               GLS Auto Receivables Trust, Series 2018-2A, Class A,
                             3.25%, 4/18/22 (144A)                                                         2,749,912
     4,713,083               GLS Auto Receivables Trust, Series 2018-3A, Class A,
                             3.35%, 8/15/22 (144A)                                                         4,735,288
     8,500,000(a)            GM Financial Automobile Leasing Trust, Series 2019-3,
                             Class A2B, 2.314% (1 Month USD LIBOR +
                             27 bps), 10/20/21                                                             8,502,669
       737,139(a)            GM Financial Consumer Automobile Receivables Trust,
                             Series 2018-1, Class A2B, 2.118% (1 Month USD
                             LIBOR + 9 bps), 1/19/21                                                         737,030
        37,693(b)            GMAT Trust, Series 2013-1A, Class A, 6.967%,
                             11/25/43 (144A)                                                                  37,721
     4,700,000(a)            GMF Floorplan Owner Revolving Trust, Series 2017-1,
                             Class A2, 2.598% (1 Month USD LIBOR +
                             57 bps), 1/18/22 (144A)                                                       4,704,700

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
     6,500,000(a)            GMF Floorplan Owner Revolving Trust, Series 2018-3,
                             Class A, 2.348% (1 Month USD LIBOR +
                             32 bps), 9/15/22 (144A)                                                  $    6,503,163
    15,750,000(a)            GMF Floorplan Owner Revolving Trust, Series 2018-4,
                             Class A2, 2.438% (1 Month USD LIBOR +
                             41 bps), 9/15/23 (144A)                                                      15,754,690
     1,562,500(a)            Goldentree Loan Management US CLO 3, Ltd.,
                             Series 2018-3A, Class X, 2.828% (3 Month USD LIBOR +
                             55 bps), 4/20/30 (144A)                                                       1,562,484
     1,400,000(a)            Goldentree Loan Management US CLO 5 Ltd.,
                             Series 2019-5A, Class X, 2.688% (3 Month USD LIBOR +
                             50 bps), 10/20/32 (144A)                                                      1,399,964
     1,082,152               Golub Capital BDC CLO LLC, Series 2014-1A, Class A1R,
                             3.226%, 4/25/26                                                               1,082,136
    14,900,000(a)            GPMT, Ltd., Series 2019-FL2, Class A, 3.328% (1 Month
                             USD LIBOR + 130 bps), 2/22/36 (144A)                                         14,937,399
     7,879,000               Great American Auto Leasing, Inc., Series 2019-1,
                             Class A2, 2.97%, 6/15/21 (144A)                                               7,913,446
       212,500(a)            Greywolf CLO II, Ltd., Series 2013-1A, Class X, 3.003%
                             (3 Month USD LIBOR + 70 bps), 10/15/29 (144A)                                   212,498
        46,864(a)            GSAA Home Equity Trust, Series 2004-11, Class 2A1,
                             2.678% (1 Month USD LIBOR + 66 bps), 12/25/34                                    46,950
     3,204,209(a)            GSAA Home Equity Trust, Series 2005-6, Class A3,
                             2.388% (1 Month USD LIBOR + 37 bps), 6/25/35                                  3,207,123
       390,208(a)            GSAA Home Equity Trust, Series 2005-9, Class 2A3,
                             2.388% (1 Month USD LIBOR + 37 bps), 8/25/35                                    390,437
     5,490,172(a)            GSAMP Trust, Series 2005-HE4, Class M2, 2.753%
                             (1 Month USD LIBOR + 74 bps), 7/25/45                                         5,495,986
       614,969(a)            GSRPM Mortgage Loan Trust, Series 2006-1, Class A1,
                             2.318% (1 Month USD LIBOR + 30 bps),
                             3/25/35 (144A)                                                                  612,481
        46,135(a)            GSRPM Mortgage Loan Trust, Series 2006-2, Class A2,
                             2.318% (1 Month USD LIBOR + 30 bps),
                             9/25/36 (144A)                                                                   46,132
     5,500,000(a)            HANA SBA LOAN TRUST, Series 2019-1, Class A, 4.39%
                             (1 Month USD LIBOR + 200 bps), 8/25/45 (144A)                                 5,499,991
     1,166,667(a)            Harbor Park CLO, Ltd., Series 2018-1A, Class X, 3.178%
                             (3 Month USD LIBOR + 90 bps), 1/20/31 (144A)                                  1,166,653
     4,470,000               Harley-Davidson Motorcycle Trust, Series 2019-A,
                             Class A2, 2.37%, 5/15/22                                                      4,474,001
       322,853               Hero Residual Funding, Series 2016-1R, Class A1, 4.5%,
                             9/21/42 (144A)                                                                  327,222
     3,600,000(a)            Hertz Fleet Lease Funding LP, Series 2016-1, Class D,
                             5.399% (1 Month USD LIBOR + 335 bps),
                             4/10/30 (144A)                                                                3,611,578
     2,400,000(a)            Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                             5.549% (1 Month USD LIBOR + 350 bps),
                             4/10/30 (144A)                                                                2,403,389

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 31

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
     2,097,174(a)            Hertz Fleet Lease Funding LP, Series 2017-1, Class A1,
                             2.699% (1 Month USD LIBOR + 65 bps),
                             4/10/31 (144A)                                                           $    2,096,591
     6,354,453(a)            Hertz Fleet Lease Funding LP, Series 2018-1, Class A1,
                             2.549% (1 Month USD LIBOR + 50 bps),
                             5/10/32 (144A)                                                                6,358,444
        59,521               Hilton Grand Vacations Trust, Series 2014-AA, Class B,
                             2.07%, 11/25/26 (144A)                                                           59,195
       205,329(a)            Home Equity Asset Trust, Series 2004-8, Class M1,
                             2.888% (1 Month USD LIBOR + 87 bps), 3/25/35                                    205,968
     2,828,735(a)            Home Equity Asset Trust, Series 2005-3, Class M4,
                             2.658% (1 Month USD LIBOR + 64 bps), 8/25/35                                  2,850,175
     2,152,544(a)            Home Equity Asset Trust, Series 2005-6, Class M2,
                             2.508% (1 Month USD LIBOR + 49 bps), 12/25/35                                 2,156,757
       126,322(a)            Home Equity Asset Trust, Series 2005-7, Class M1,
                             2.468% (1 Month USD LIBOR + 45 bps), 1/25/36                                    126,755
     5,589,979(a)            Home Equity Asset Trust, Series 2006-3, Class 2A4,
                             2.328% (1 Month USD LIBOR + 31 bps), 7/25/36                                  5,599,683
    11,000,000               HPEFS Equipment Trust, Series 2019-1A, Class A2,
                             2.19%, 9/20/29 (144A)                                                        10,999,190
     1,717,179(a)            HSI Asset Securitization Corp. Trust, Series 2006-OPT1,
                             Class 2A4, 2.318% (1 Month USD LIBOR +
                             30 bps), 12/25/35                                                             1,718,066
       602,662(a)            HSI Asset Securitization Corp. Trust, Series 2006-OPT2,
                             Class M1, 2.388% (1 Month USD LIBOR +
                             37 bps), 1/25/36                                                                601,958
     2,067,000(a)            Invitation Homes Trust, Series 2017-SFR2, Class C,
                             3.475% (1 Month USD LIBOR + 145 bps),
                             12/17/36 (144A)                                                               2,064,981
    11,789,711(a)            Invitation Homes Trust, Series 2018-SFR1, Class A,
                             2.725% (1 Month USD LIBOR + 70 bps),
                             3/17/37 (144A)                                                               11,643,708
     4,000,000(a)            Invitation Homes Trust, Series 2018-SFR1, Class B,
                             2.975% (1 Month USD LIBOR + 95 bps),
                             3/17/37 (144A)                                                                3,954,876
     5,479,251(a)            Invitation Homes Trust, Series 2018-SFR1, Class E,
                             4.025% (1 Month USD LIBOR + 200 bps),
                             3/17/37 (144A)                                                                5,479,236
     1,750,000(a)            Invitation Homes Trust, Series 2018-SFR2, Class C,
                             3.308% (1 Month USD LIBOR + 128 bps),
                             6/17/37 (144A)                                                                1,743,481
     6,856,743(a)            Invitation Homes Trust, Series 2018-SFR3, Class E,
                             4.025% (1 Month USD LIBOR + 200 bps),
                             7/17/37 (144A)                                                                6,867,722
    13,821,000(a)            Invitation Homes Trust, Series 2018-SFR4, Class E,
                             3.975% (1 Month USD LIBOR + 195 bps),
                             1/17/38 (144A)                                                               13,860,476
       357,143(a)            Jefferson Mill CLO Ltd., Series 2015-1I, Class XR,
                             2.878% (3 Month USD LIBOR + 60 bps), 10/20/31                                   357,139

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
       308,335(a)            JP Morgan Mortgage Acquisition Trust, Series 2006-CH1,
                             Class A5, 2.248% (1 Month USD LIBOR +
                             23 bps), 7/25/36                                                         $      308,262
     1,400,000               Kabbage Funding LLC, Series 2019-1, Class C, 4.611%,
                             3/15/24 (144A)                                                                1,416,253
     1,649,768(a)            Lake Country Mortgage Loan Trust, Series 2006-HE1,
                             Class M2, 2.718% (1 Month USD LIBOR +
                             70 bps), 7/25/34 (144A)                                                       1,679,283
     5,747,870(a)            Laurel Road Prime Student Loan Trust, Series 2017-C,
                             Class A1, 2.568% (1 Month USD LIBOR +
                             55 bps), 11/25/42 (144A)                                                      5,741,695
     1,014,995               Laurel Road Prime Student Loan Trust, Series 2018-B,
                             Class A1FX, 2.68%, 5/26/43 (144A)                                             1,015,221
       450,000(a)            LCM 28, Ltd., Series 28A, Class X, 3.178% (3 Month
                             USD LIBOR + 90 bps), 10/20/30 (144A)                                            449,995
       967,164(a)            Lehman XS Trust, Series 2005-4, Class 1A3, 2.818%
                             (1 Month USD LIBOR + 80 bps), 10/25/35                                          964,254
    17,846,654               Lendingpoint Asset Securitization Trust, Series 2019-1,
                             Class A, 3.154%, 8/15/25 (144A)                                              17,839,778
     2,500,000               Lendingpoint Asset Securitization Trust, Series 2019-1,
                             Class B, 3.613%, 8/15/25 (144A)                                               2,495,075
    13,000,000               Lendmark Funding Trust, Series 2017-2A, Class A, 2.8%,
                             5/20/26 (144A)                                                               12,995,072
    12,000,000(a)            LoanCore Issuer, Ltd., Series 2018-CRE1, Class A, 3.158%
                             (1 Month USD LIBOR + 113 bps), 5/15/28 (144A)                                12,003,900
     7,500,000(a)            LoanCore Issuer, Ltd., Series 2019-CRE2, Class A, 3.158%
                             (1 Month USD LIBOR + 113 bps), 5/15/36 (144A)                                 7,502,363
    12,300,000(a)            M360 LLC, Series 2019-CRE2, Class A, 0.0% (1 Month
                             USD LIBOR + 140 bps), 9/15/34 (144A)                                         12,297,839
       666,668(a)            Magnetite XV, Ltd., Series 2015-15A, Class X, 2.826%
                             (3 Month USD LIBOR + 55 bps), 7/25/31 (144A)                                    666,661
    15,700,000(a)            Marathon CRE, Ltd., Series 2018-FL1, Class A, 3.178%
                             (1 Month USD LIBOR + 115 bps), 6/15/28 (144A)                                15,705,008
       486,241               Marlette Funding Trust, Series 2017-1A, Class B, 4.114%,
                             3/15/24 (144A)                                                                  486,823
     5,400,000               Marlette Funding Trust, Series 2017-1A, Class C, 6.658%,
                             3/15/24 (144A)                                                                5,437,811
     1,603,904               Marlette Funding Trust, Series 2018-1A, Class A, 2.61%,
                             3/15/28 (144A)                                                                1,604,167
     1,494,413               Marlette Funding Trust, Series 2018-2A, Class A, 3.06%,
                             7/17/28 (144A)                                                                1,495,768
     3,723,284               Marlette Funding Trust, Series 2018-3A, Class A, 3.2%,
                             9/15/28 (144A)                                                                3,732,840
     2,500,000               Marlette Funding Trust, Series 2018-3A, Class B, 3.86%,
                             9/15/28 (144A)                                                                2,534,731
     7,145,575               Marlette Funding Trust, Series 2019-1A, Class A, 3.44%,
                             4/16/29 (144A)                                                                7,197,041

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 33

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
    16,356,946               Marlette Funding Trust, Series 2019-2A, Class A, 3.13%,
                             7/16/29 (144A)                                                           $   16,482,752
     9,777,881               Marlette Funding Trust, Series 2019-3A, Class A, 2.69%,
                             9/17/29 (144A)                                                                9,801,833
     2,563,296               Marlin Receivables LLC, Series 2018-1A, Class A2,
                             3.05%, 10/20/20 (144A)                                                        2,567,014
    15,500,000(a)            Master Credit Card Trust, Series 2019-1A, Class A,
                             2.526% (1 Month USD LIBOR + 48 bps),
                             7/21/22 (144A)                                                               15,522,295
     9,300,000(a)            Master Credit Card Trust II, Series 2018-3A, Class A,
                             2.386% (1 Month USD LIBOR + 34 bps),
                             1/21/22 (144A)                                                                9,303,765
    12,000,000(a)            Master Credit Card Trust II, Series 2019-2A, Class A,
                             2.436% (1 Month USD LIBOR + 39 bps),
                             1/23/23 (144A)                                                               12,002,142
       360,628(a)            Merrill Lynch Mortgage Investors Trust, Series 2004-OPT1,
                             Class A1B, 2.878% (1 Month USD LIBOR +
                             86 bps), 6/25/35                                                                359,207
     2,688,457(a)            Merrill Lynch Mortgage Investors Trust, Series 2005-AR1,
                             Class M1, 2.768% (1 Month USD LIBOR +
                             75 bps), 6/25/36                                                              2,698,808
     6,673,815(b)            MFA Trust, Series 2017-NPL1, Class A1, 3.352%,
                             11/25/47 (144A)                                                               6,706,483
     5,750,000               MMAF Equipment Finance LLC, Series 2019-B, Class A2,
                             2.07%, 10/12/22 (144A)                                                        5,751,553
        57,777(a)            Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE6,
                             Class M1, 2.408% (1 Month USD LIBOR +
                             39 bps), 11/25/35                                                                57,781
       244,686(a)            Morgan Stanley ABS Capital I, Inc. Trust, Series
                             2005-WMC1, Class M2, 2.753% (1 Month USD LIBOR +
                             74 bps), 1/25/35                                                                247,643
        33,178(a)            Morgan Stanley ABS Capital I, Inc. Trust, Series
                             2005-WMC5, Class M4, 2.978% (1 Month USD LIBOR +
                             96 bps), 6/25/35                                                                 33,862
     2,027,989(a)            Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2,
                             Class A2D, 2.308% (1 Month USD LIBOR +
                             29 bps), 2/25/36                                                              2,014,991
        39,741(a)            Morgan Stanley Home Equity Loan Trust, Series 2005-1,
                             Class M3, 2.798% (1 Month USD LIBOR +
                             78 bps), 12/25/34                                                                39,786
       654,078(a)            Morgan Stanley Home Equity Loan Trust, Series 2006-2,
                             Class A4, 2.298% (1 Month USD LIBOR +
                             28 bps), 2/25/36                                                                655,540
     1,356,250(a)            Motor Plc, Series 2017-1A, Class A1, 2.548%
                             (1 Month USD LIBOR + 53 bps), 9/25/24 (144A)                                  1,355,530
     3,136,607(a)            National Collegiate Trust, Series 2007-A, Class A,
                             2.313% (1 Month USD LIBOR + 30 bps),
                             5/25/31 (144A)                                                                3,047,355

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
     9,991,341(c)            Nationstar HECM Loan Trust, Series 2018-1A, Class A,
                             2.76%, 2/25/28 (144A)                                                    $    9,991,341
    10,539,559(c)            Nationstar HECM Loan Trust, Series 2019-1A, Class A,
                             2.651%, 6/25/29 (144A)                                                       10,555,803
       443,620(a)            Nationstar Home Equity Loan Trust, Series 2006-B,
                             Class AV4, 2.298% (1 Month USD LIBOR +
                             28 bps), 9/25/36                                                                442,580
     6,500,000(a)            Navistar Financial Dealer Note Master Owner Trust II,
                             Series 2018-1, Class A, 2.648% (1 Month USD LIBOR +
                             63 bps), 9/25/23 (144A)                                                       6,508,007
     1,100,000(a)            Navistar Financial Dealer Note Master Owner Trust II,
                             Series 2018-1, Class C, 3.068% (1 Month USD LIBOR +
                             105 bps), 9/25/23 (144A)                                                      1,101,421
     3,245,638               Navitas Equipment Receivables LLC, Series 2016-1,
                             Class B, 3.22%, 10/15/21 (144A)                                               3,245,127
     3,562,566               Nelnet Private Education Loan Trust, Series 2016-A,
                             Class A1B, 3.6%, 12/26/40 (144A)                                              3,607,172
     9,559,650(a)            Nelnet Student Loan Trust, Series 2005-2, Class A5,
                             2.259% (3 Month USD LIBOR + 10 bps), 3/23/37                                  9,410,497
       237,500(a)            Neuberger Berman CLO XVI-S, Ltd., Series 2017-16SA,
                             Class X, 2.903% (3 Month USD LIBOR +
                             60 bps), 1/15/28 (144A)                                                         237,498
     5,000,000(a)            Neuberger Berman CLO XVIII, Ltd., Series 2014-18A,
                             Class XR2, 3.178% (3 Month USD LIBOR +
                             90 bps), 10/21/30 (144A)                                                      4,999,940
     2,750,000(a)            Neuberger Berman CLO XXII, Ltd., Series 2016-22A,
                             Class XR, 3.203% (3 Month USD LIBOR +
                             90 bps), 10/17/30 (144A)                                                      2,749,970
     6,105,669(a)            New Century Home Equity Loan Trust, Series 2005-1,
                             Class M1, 2.693% (1 Month USD LIBOR +
                             68 bps), 3/25/35                                                              6,119,310
     2,721,544(a)            New Century Home Equity Loan Trust, Series 2005-2,
                             Class M2, 2.693% (1 Month USD LIBOR +
                             68 bps), 6/25/35                                                              2,722,661
       966,201(a)            Newtek Small Business Loan Trust, Series 2016-1A,
                             Class A, 5.018% (1 Month USD LIBOR +
                             300 bps), 2/25/42 (144A)                                                        982,505
     4,697,868(a)            Newtek Small Business Loan Trust, Series 2017-1,
                             Class A, 4.018% (1 Month USD LIBOR +
                             200 bps), 2/15/43 (144A)                                                      4,727,678
     5,623,436(a)            Newtek Small Business Loan Trust, Series 2018-1,
                             Class A, 3.718% (1 Month USD LIBOR +
                             170 bps), 2/25/44 (144A)                                                      5,612,866
     4,325,720(a)            Newtek Small Business Loan Trust, Series 2018-1,
                             Class B, 5.018% (1 Month USD LIBOR +
                             300 bps), 2/25/44 (144A)                                                      4,317,764
    13,500,000               Newtek Small Business Loan Trust, Series 2019-1,
                             Class A, 3.884%, 12/25/44                                                    13,500,000

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 35

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
     2,880,000               Newtek Small Business Loan Trust, Series 2019-1,
                             Class B, 4.734%, 12/25/44                                                $    2,880,000
    14,050,000(a)            NextGear Floorplan Master Owner Trust, Series 2017-1A,
                             Class A1, 2.878% (1 Month USD LIBOR +
                             85 bps), 4/18/22 (144A)                                                      14,083,535
     5,300,000(a)            NextGear Floorplan Master Owner Trust, Series 2017-2A,
                             Class A1, 2.708% (1 Month USD LIBOR +
                             68 bps), 10/17/22 (144A)                                                      5,315,086
    19,015,000(a)            Nissan Master Owner Trust Receivables, Series 2017-C,
                             Class A, 2.348% (1 Month USD LIBOR +
                             32 bps), 10/17/22                                                            19,020,644
       192,519(a)            NovaStar Mortgage Funding Trust, Series 2003-1,
                             Class A2, 2.798% (1 Month USD LIBOR +
                             78 bps), 5/25/33                                                                192,929
     3,260,092(a)            NovaStar Mortgage Funding Trust, Series 2005-1,
                             Class M4, 3.038% (1 Month USD LIBOR +
                             102 bps), 6/25/35                                                             3,263,071
     4,002,717(a)            NovaStar Mortgage Funding Trust, Series 2005-3,
                             Class M1, 2.693% (1 Month USD LIBOR +
                             68 bps), 1/25/36                                                              3,999,518
       465,689               NYCTL Trust, Series 2017-A, Class A, 1.87%,
                             11/10/30 (144A)                                                                 466,370
       993,862(b)            Oak Hill Advisors Residential Loan Trust, Series
                             2017-NPL2, Class A1, 3.0%, 7/25/57 (144A)                                       993,127
       125,000(a)            OCP CLO, Ltd., Series 2014-6A, Class X, 3.003%
                             (3 Month USD LIBOR + 70 bps), 10/17/30 (144A)                                   124,980
    20,398,784(a)            OCP CLO, Ltd., Series 2015-8A, Class A1R, 3.153%
                             (3 Month USD LIBOR + 85 bps), 4/17/27 (144A)                                 20,398,968
     2,500,000(a)            Octagon Investment Partners XVI, Ltd., Series 2013-1A,
                             Class XR, 2.853% (3 Month USD LIBOR +
                             55 bps), 7/17/30 (144A)                                                       2,499,980
     5,600,000(a)            Octagon Investment Partners XVII, Ltd., Series 2013-1A,
                             Class A1R2, 3.276% (3 Month USD LIBOR +
                             100 bps), 1/25/31 (144A)                                                      5,560,290
     4,125,000(a)            Octagon Investment Partners XXI, Ltd., Series 2014-1A,
                             Class XRR, 2.925% (3 Month USD LIBOR +
                             75 bps), 2/14/31 (144A)                                                       4,124,942
     4,468,750(a)            Octagon Investment Partners XXII, Ltd., Series 2014-1A,
                             Class XRR, 2.928% (3 Month USD LIBOR +
                             65 bps), 1/22/30 (144A)                                                       4,468,442
     1,250,000               Ocwen Master Advance Receivables Trust, Series 2019-T1,
                             Class DT1, 3.107%, 8/15/50 (144A)                                             1,253,084
     8,500,000               Ocwen Master Advance Receivables Trust Series 2019-T1,
                             Series 2019-T1, Class AT1, 2.514%, 8/15/50 (144A)                             8,521,029
     2,250,000(a)            OHA Credit Funding 3, Ltd., Series 2019-3A, Class X,
                             3.275% (3 Month USD LIBOR + 65 bps), 7/20/32 (144A)                           2,249,847
    11,799,116               OneMain Financial Issuance Trust, Series 2015-1A,
                             Class C, 5.12%, 3/18/26 (144A)                                               11,834,232

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
     6,650,000(a)            OneMain Financial Issuance Trust, Series 2017-1A,
                             Class A2, 2.828% (1 Month USD LIBOR +
                             80 bps), 9/14/32 (144A)                                                  $    6,654,148
     6,790,176(a)            Option One Mortgage Loan Trust, Series 2005-3, Class M2,
                             2.753% (1 Month USD LIBOR + 74 bps), 8/25/35                                  6,799,469
     2,425,814(a)            Option One Mortgage Loan Trust, Series 2005-4, Class M1,
                             2.458% (1 Month USD LIBOR + 44 bps), 11/25/35                                 2,428,931
     1,372,290(a)            Option One Mortgage Loan Trust, Series 2006-1,
                             Class 2A3, 2.208% (1 Month USD LIBOR +
                             19 bps), 1/25/36                                                              1,372,340
         4,725(b)            Option One Mortgage Loan Trust, Series 2007-FXD2,
                             Class 2A1, 5.9%, 3/25/37                                                          4,729
     4,879,275               Oscar US Funding Trust IX LLC, Series 2018-2A,
                             Class A2A, 3.15%, 8/10/21 (144A)                                              4,891,636
        57,753(a)            Oscar US Funding Trust VII LLC, Series 2017-2A,
                             Class A2B, 2.699% (1 Month USD LIBOR +
                             65 bps), 11/10/20 (144A)                                                         57,756
        60,914               Oscar US Funding Trust VIII LLC, Series 2018-1A,
                             Class A2A, 2.91%, 4/12/21 (144A)                                                 60,973
     1,384,400(a)            Oscar US Funding Trust VIII LLC, Series 2018-1A,
                             Class A2B, 2.539% (1 Month USD LIBOR +
                             49 bps), 4/12/21 (144A)                                                       1,384,781
     8,347,064               Oscar US Funding X LLC, Series 2019-1A, Class A2,
                             3.1%, 4/11/22 (144A)                                                          8,382,373
        72,136               Oxford Finance Funding LLC, Series 2016-1A, Class A,
                             3.968%, 6/17/24 (144A)                                                           72,593
     2,625,000(a)            OZLM VIII, Ltd., Series 2014-8A, Class XRR, 3.003%
                             (3 Month USD LIBOR + 70 bps), 10/17/29 (144A)                                 2,624,976
     1,500,000(a)            OZLM XXII, Ltd., Series 2018-22A, Class X, 2.853%
                             (3 Month USD LIBOR + 55 bps), 1/17/31 (144A)                                  1,499,403
    14,118,311(a)            Palmer Square CLO, Ltd., Series 2018-3A, Class A1,
                             3.008% (3 Month USD LIBOR + 85 bps),
                             8/15/26 (144A)                                                               14,121,163
     3,969,835(a)            Palmer Square Loan Funding, Ltd., Series 2017-1A,
                             Class A1, 3.043% (3 Month USD LIBOR +
                             74 bps), 10/15/25 (144A)                                                      3,969,997
    14,972,209(a)            Palmer Square Loan Funding, Ltd., Series 2018-1A,
                             Class A1, 2.903% (3 Month USD LIBOR +
                             60 bps), 4/15/26 (144A)                                                      14,904,715
     4,250,000(a)            Palmer Square Loan Funding, Ltd., Series 2018-1A,
                             Class A2, 3.353% (3 Month USD LIBOR +
                             105 bps), 4/15/26 (144A)                                                      4,176,437
     4,005,317(a)            Palmer Square Loan Funding, Ltd., Series 2018-2A,
                             Class A1, 2.953% (3 Month USD LIBOR +
                             65 bps), 7/15/26 (144A)                                                       3,989,180
     1,000,000(a)            Palmer Square Loan Funding, Ltd., Series 2018-2A,
                             Class D, 6.253% (3 Month USD LIBOR +
                             395 bps), 7/15/26 (144A)                                                        973,951

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 37

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
     9,172,324(a)            Palmer Square Loan Funding, Ltd., Series 2018-4A,
                             Class A1, 3.058% (3 Month USD LIBOR +
                             90 bps), 11/15/26 (144A)                                                 $    9,174,058
         1,320(a)            People's Choice Home Loan Securities Trust, Series
                             2004-2, Class M1, 2.918% (1 Month USD LIBOR +
                             90 bps), 10/25/34                                                                 1,320
     5,000,000(a)            Pepper Residential Securities Trust, Series 19A,
                             Class A1U2, 2.389% (1 Month USD LIBOR +
                             35 bps), 10/12/19 (144A)                                                      4,998,965
     6,700,000(a)            PFS Financing Corp., Series 2017-BA, Class A1, 2.628%
                             (1 Month USD LIBOR + 60 bps), 7/15/22 (144A)                                  6,703,425
     4,750,000(a)            PFS Financing Corp., Series 2017-C, Class A, 2.498%
                             (1 Month USD LIBOR + 47 bps), 10/15/21 (144A)                                 4,742,874
     5,750,000(a)            PFS Financing Corp., Series 2017-C, Class B, 2.828%
                             (1 Month USD LIBOR + 80 bps), 10/15/21 (144A)                                 5,737,536
    17,500,000(a)            PFS Financing Corp., Series 2018-E, Class A, 2.478%
                             (1 Month USD LIBOR + 45 bps), 10/17/22 (144A)                                17,498,033
       178,104(a)            Popular ABS Mortgage Pass-Through Trust, Series 2005-A,
                             Class M1, 2.448% (1 Month USD LIBOR +
                             43 bps), 6/25/35                                                                178,196
     2,274,711               Prosper Marketplace Issuance Trust, Series 2019-1A,
                             Class A, 3.54%, 4/15/25 (144A)                                                2,283,753
       818,413(b)            PRPM LLC, Series 2017-1A, Class A1, 4.25%,
                             1/25/22 (144A)                                                                  820,191
     2,600,000               Purchasing Power Funding LLC, Series 2018-A, Class B,
                             3.58%, 8/15/22 (144A)                                                         2,605,073
     8,160,822(a)            RAAC Trust, Series 2006-RP1, Class M2, 3.218%
                             (1 Month USD LIBOR + 120 bps), 10/25/45 (144A)                                8,250,529
       862,114(a)            RAMP Trust, Series 2005-EFC6, Class M2, 2.663%
                             (1 Month USD LIBOR + 65 bps), 11/25/35                                          863,155
        99,906(a)            RAMP Trust, Series 2005-RS2, Class M3, 2.568%
                             (1 Month USD LIBOR + 55 bps), 2/25/35                                            99,933
     6,589,849(a)            RAMP Trust, Series 2005-RS7, Class M1, 2.518%
                             (1 Month USD LIBOR + 50 bps), 7/25/35                                         6,605,784
       131,699(a)            RAMP Trust, Series 2006-EFC2, Class A3, 2.178%
                             (1 Month USD LIBOR + 16 bps), 12/25/36                                          131,552
        25,098(a)            RAMP Trust, Series 2006-RZ3, Class A3, 2.308%
                             (1 Month USD LIBOR + 29 bps), 8/25/36                                            25,094
     4,089,097(a)            RAMP Trust, Series 2006-RZ4, Class A3, 2.288%
                             (1 Month USD LIBOR + 27 bps), 10/25/36                                        4,079,405
     1,374,102(a)            RASC Trust, Series 2001-KS3, Class AII, 2.478%
                             (1 Month USD LIBOR + 46 bps), 9/25/31                                         1,360,886
     1,424,049(a)            RASC Trust, Series 2005-EMX3, Class M3, 2.478%
                             (1 Month USD LIBOR + 46 bps), 9/25/35                                         1,424,204
     1,072,964(a)            RASC Trust, Series 2005-EMX4, Class M2, 2.678%
                             (1 Month USD LIBOR + 66 bps), 11/25/35                                        1,074,858
     1,554,898(a)            RASC Trust, Series 2005-KS1, Class M1, 2.693%
                             (1 Month USD LIBOR + 68 bps), 2/25/35                                         1,560,720

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
     1,675,096(a)            RASC Trust, Series 2005-KS2, Class M1, 2.663%
                             (1 Month USD LIBOR + 65 bps), 3/25/35                                    $    1,676,560
     1,021,438(a)            RASC Trust, Series 2005-KS7, Class M4, 2.888%
                             (1 Month USD LIBOR + 87 bps), 8/25/35                                         1,023,737
       949,615(a)            RASC Trust, Series 2005-KS8, Class M3, 2.498%
                             (1 Month USD LIBOR + 48 bps), 8/25/35                                           950,672
       354,434(a)            RASC Trust, Series 2005-KS10, Class M1, 2.428%
                             (1 Month USD LIBOR + 41 bps), 11/25/35                                          354,522
       244,500(a)            RASC Trust, Series 2005-KS11, Class M1, 2.418%
                             (1 Month USD LIBOR + 40 bps), 12/25/35                                          244,803
     3,726,551(a)            RASC Trust, Series 2005-KS12, Class M1, 2.458%
                             (1 Month USD LIBOR + 44 bps), 1/25/36                                         3,731,234
     7,249,278(a)            Ready Capital Mortgage Financing LLC, Series 2018-FL2,
                             Class A, 2.868% (1 Month USD LIBOR +
                             85 bps), 6/25/35 (144A)                                                       7,230,651
     4,374,363(c)            RMF Buyout Issuance Trust, Series 2018-1, Class A,
                             3.436%, 11/25/28 (144A)                                                       4,378,613
     2,000,000(c)            RMF Buyout Issuance Trust, Series 2018-1, Class M1,
                             3.912%, 11/25/28 (144A)                                                       2,013,680
     7,500,000+(a)           Rosy, Series 2018-1, Class A2, 5.278% (1 Month
                             USD LIBOR + 325 bps), 12/15/25 (144A)                                         7,500,000
        45,118(a)            Salomon Mortgage Loan Trust, Series 2001-CB4,
                             Class 1A1, 2.918% (1 Month USD LIBOR +
                             90 bps), 11/25/33                                                                45,075
       415,261               Santander Drive Auto Receivables Trust, Series 2016-1,
                             Class C, 3.09%, 4/15/22                                                         415,661
     5,151,079(a)            Santander Drive Auto Receivables Trust, Series 2019-1,
                             Class A2B, 2.298% (1 Month USD LIBOR +
                             27 bps), 1/18/22                                                              5,151,861
        36,914(a)            SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M1,
                             2.843% (1 Month USD LIBOR + 83 bps), 12/25/34                                    36,903
     3,778,699(a)            Saxon Asset Securities Trust, Series 2006-2, Class A3C,
                             2.168% (1 Month USD LIBOR + 15 bps), 9/25/36                                  3,764,694
       787,201               SCF Equipment Leasing LLC, Series 2017-1A, Class A,
                             3.77%, 1/20/23 (144A)                                                           794,858
     3,530,879               SCF Equipment Leasing LLC, Series 2017-2A, Class A,
                             3.41%, 12/20/23 (144A)                                                        3,569,410
     7,000,426               SCF Equipment Leasing LLC, Series 2019-1A, Class A1,
                             3.04%, 3/20/23 (144A)                                                         7,024,754
        27,955(a)            Securitized Asset Backed Receivables LLC Trust, Series
                             2005-OP2, Class M1, 2.448% (1 Month USD LIBOR
                             + 43 bps), 10/25/35                                                              27,757
     7,065,168               Securitized Term Auto Receivables Trust, Series 2019-1A,
                             Class A2, 2.862%, 5/25/21 (144A)                                              7,081,174
       839,838(a)            Security National Mortgage Loan Trust, Series 2007-1A,
                             Class 2A, 2.368% (1 Month USD LIBOR +
                             35 bps), 4/25/37 (144A)                                                         830,758

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 39

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
     3,369,792(a)            SG Mortgage Securities Trust, Series 2005-OPT1,
                             Class M1, 2.448% (1 Month USD LIBOR +
                             43 bps), 10/25/35                                                        $    3,371,286
       240,928               Sierra Timeshare Receivables Funding LLC, Series
                             2015-2A, Class A, 2.43%, 6/20/32 (144A)                                         240,629
       845,058               Skopos Auto Receivables Trust, Series 2018-1A, Class A,
                             3.19%, 9/15/21 (144A)                                                           845,527
    11,500,000               Skopos Auto Receivables Trust, Series 2019-1A, Class A,
                             2.9%, 12/15/22 (144A)                                                        11,500,348
     9,257,196(a)            SLM Private Credit Student Loan Trust, Series 2007-A,
                             Class A4A, 2.359% (3 Month USD LIBOR +
                             24 bps), 12/16/41                                                             9,020,364
    14,000,000(a)            SLM Student Loan Trust, Series 2006-10, Class A6,
                             2.426% (3 Month USD LIBOR + 15 bps), 3/25/44                                 13,347,246
    11,000,000               Small Business Lending Trust, Series 2019-A, Class A,
                             2.85%, 7/15/26 (144A)                                                        10,985,982
    14,542,856               Sofi Consumer Loan Program LLC, Series 2016-1,
                             Class A, 3.26%, 8/25/25 (144A)                                               14,691,593
     1,095,859               Sofi Consumer Loan Program LLC, Series 2016-2,
                             Class A, 3.09%, 10/27/25 (144A)                                               1,098,688
       539,442               Sofi Consumer Loan Program LLC, Series 2016-3,
                             Class A, 3.05%, 12/26/25 (144A)                                                 541,512
     1,784,569               Sofi Consumer Loan Program LLC, Series 2016-4,
                             Class A, 3.18%, 11/25/25 (144A)                                               1,793,361
     5,131,066               Sofi Consumer Loan Program LLC, Series 2017-1,
                             Class A, 3.28%, 1/26/26 (144A)                                                5,166,823
       194,059               Sofi Consumer Loan Program LLC, Series 2017-3,
                             Class A, 2.77%, 5/25/26 (144A)                                                  194,651
       470,070               Sofi Consumer Loan Program Trust, Series 2018-1,
                             Class A1, 2.55%, 2/25/27 (144A)                                                 470,146
       676,747               Sofi Consumer Loan Program Trust, Series 2018-2,
                             Class A1, 2.93%, 4/26/27 (144A)                                                 677,356
     2,154,667               Sofi Consumer Loan Program Trust, Series 2018-3,
                             Class A1, 3.2%, 8/25/27 (144A)                                                2,161,015
     8,802,465               Sofi Consumer Loan Program Trust, Series 2018-4,
                             Class A, 3.54%, 11/26/27 (144A)                                               8,892,319
     6,781,575               Sofi Consumer Loan Program Trust, Series 2019-1,
                             Class A, 3.24%, 2/25/28 (144A)                                                6,845,135
     5,554,412               Sofi Consumer Loan Program Trust, Series 2019-2,
                             Class A, 3.01%, 4/25/28 (144A)                                                5,595,301
     2,736,428(a)            Sofi Professional Loan Program LLC, Series 2014-B,
                             Class A1, 3.268% (1 Month USD LIBOR +
                             125 bps), 8/25/32 (144A)                                                      2,742,153
       862,635(a)            Sofi Professional Loan Program LLC, Series 2015-B,
                             Class A1, 3.068% (1 Month USD LIBOR +
                             105 bps), 4/25/35 (144A)                                                        868,836
       952,470(a)            Sofi Professional Loan Program LLC, Series 2015-C,
                             Class A1, 3.068% (1 Month USD LIBOR +
                             105 bps), 8/27/35 (144A)                                                        960,952

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
     1,615,414(a)            Sofi Professional Loan Program LLC, Series 2016-A,
                             Class A1, 3.768% (1 Month USD LIBOR +
                             175 bps), 8/25/36 (144A)                                                 $    1,638,515
     1,282,981(a)            Sofi Professional Loan Program LLC, Series 2016-B,
                             Class A1, 3.218% (1 Month USD LIBOR +
                             120 bps), 6/25/33 (144A)                                                      1,295,582
       656,044(a)            Sofi Professional Loan Program LLC, Series 2016-C,
                             Class A1, 3.118% (1 Month USD LIBOR +
                             110 bps), 10/27/36 (144A)                                                       662,208
       887,437(a)            Sofi Professional Loan Program LLC, Series 2016-D,
                             Class A1, 2.968% (1 Month USD LIBOR +
                             95 bps), 1/25/39 (144A)                                                         891,949
     2,537,960(a)            Sofi Professional Loan Program LLC, Series 2016-E,
                             Class A1, 2.868% (1 Month USD LIBOR +
                             85 bps), 7/25/39 (144A)                                                       2,545,996
       631,075(a)            Sofi Professional Loan Program LLC, Series 2017-A,
                             Class A1, 2.718% (1 Month USD LIBOR +
                             70 bps), 3/26/40 (144A)                                                         632,783
       781,758(a)            Sofi Professional Loan Program LLC, Series 2017-C,
                             Class A1, 2.618% (1 Month USD LIBOR +
                             60 bps), 7/25/40 (144A)                                                         782,673
       489,408               Sofi Professional Loan Program LLC, Series 2017-D,
                             Class A1FX, 1.72%, 9/25/40 (144A)                                               489,034
     1,491,612(a)            Sofi Professional Loan Program LLC, Series 2017-E,
                             Class A1, 2.518% (1 Month USD LIBOR +
                             50 bps), 11/26/40 (144A)                                                      1,493,001
       652,107               Sofi Professional Loan Program LLC, Series 2017-F,
                             Class A1FX, 2.05%, 1/25/41 (144A)                                               651,242
     1,990,602(a)            Sofi Professional Loan Program LLC, Series 2018-A,
                             Class A1, 2.368% (1 Month USD LIBOR +
                             35 bps), 2/25/42 (144A)                                                       1,988,523
     1,587,783               Sofi Professional Loan Program LLC, Series 2018-A,
                             Class A2A, 2.39%, 2/25/42 (144A)                                              1,590,307
    11,311,104               Sofi Professional Loan Program LLC, Series 2019-C,
                             Class A1FX, 2.13%, 11/16/48 (144A)                                           11,311,244
     7,426,554               Sofi Professional Loan Program Trust, Series 2018-B,
                             Class A1FX, 2.64%, 8/25/47 (144A)                                             7,444,383
    18,500,000               Springleaf Funding Trust, Series 2015-BA, Class A,
                             3.48%, 5/15/28 (144A)                                                        18,705,794
     4,500,000(a)            Starwood Waypoint Homes Trust, Series 2017-1,
                             Class E, 4.628% (1 Month USD LIBOR + 260 bps),
                             1/17/35 (144A)                                                                4,499,984
     2,062,500(a)            Stewart Park CLO, Ltd., Series 2015-1A, Class X, 2.903%
                             (3 Month USD LIBOR + 60 bps), 1/15/30 (144A)                                  2,062,484
     2,020,911(a)            Structured Asset Investment Loan Trust, Series 2003-BC1,
                             Class A1, 2.778% (1 Month USD LIBOR +
                             76 bps), 1/25/33                                                              2,022,954

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 41

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
       886,286(a)            Structured Asset Investment Loan Trust, Series 2004-10,
                             Class A4, 3.018% (1 Month USD LIBOR +
                             100 bps), 11/25/34                                                       $      887,728
        82,009(a)            Structured Asset Investment Loan Trust, Series 2004-10,
                             Class A7, 3.078% (1 Month USD LIBOR +
                             106 bps), 11/25/34                                                               82,269
       268,442(a)            Structured Asset Investment Loan Trust, Series 2005-HE1,
                             Class M1, 2.488% (1 Month USD LIBOR +
                             47 bps), 7/25/35                                                                268,866
     3,718,456(a)            Structured Asset Investment Loan Trust, Series 2005-HE3,
                             Class M1, 2.738% (1 Month USD LIBOR +
                             72 bps), 9/25/35                                                              3,711,503
       100,000(a)            Structured Asset Securities Corp. Mortgage Loan Trust,
                             Series 2005-NC2, Class M4, 2.488% (1 Month
                             USD LIBOR + 47 bps), 5/25/35                                                    100,393
     4,379,909(a)            Structured Asset Securities Corp. Mortgage Loan Trust,
                             Series 2006-OPT1, Class A1, 2.198% (1 Month
                             USD LIBOR + 18 bps), 4/25/36                                                  4,311,700
     2,045,076(a)            Structured Asset Securities Corp. Mortgage Loan Trust,
                             Series 2007-TC1, Class A, 2.318% (1 Month USD
                             LIBOR + 30 bps), 4/25/31 (144A)                                               2,040,197
       459,002(a)            Structured Asset Securities Corp. Mortgage Pass-Through
                             Ctfs, Series 2003-BC2, Class M1, 3.518% (1
                             Month USD LIBOR + 150 bps), 2/25/33                                             463,717
       924,445(a)            Structured Asset Securities Corp. Trust, Series 2005-AR1,
                             Class M1, 2.448% (1 Month USD LIBOR +
                             43 bps), 9/25/35                                                                925,639
       341,931(a)            Structured Asset Securities Corp. Trust, Series 2005-WF1,
                             Class A3, 2.678% (1 Month USD LIBOR +
                             66 bps), 2/25/35                                                                342,041
     1,000,000(a)            Symphony CLO XIX, Ltd., Series 2018-19A, Class X,
                             2.822% (3 Month USD LIBOR + 50 bps),
                             4/16/31 (144A)                                                                  999,992
       875,000               Synchrony Credit Card Master Note Trust, Series 2015-1,
                             Class A, 2.37%, 3/15/23                                                         875,910
     1,914,655               Tax Ease Funding LLC, Series 2016-1A, Class A, 3.131%,
                             6/15/28 (144A)                                                                1,911,994
     1,028,307               TCF Auto Receivables Owner Trust, Series 2016-PT1A,
                             Class A, 1.93%, 6/15/22 (144A)                                                1,027,030
     1,400,043(a)            Terwin Mortgage Trust, Series 2006-1, Class 1A3, 2.398%
                             (1 Month USD LIBOR + 38 bps), 1/25/37 (144A)                                  1,403,468
     5,691,636(a)            Terwin Mortgage Trust, Series 2006-3, Class 1A2, 2.248%
                             (1 Month USD LIBOR + 23 bps), 4/25/37 (144A)                                  5,690,730
       875,000(a)            THL Credit Wind River CLO, Ltd., Series 2015-1A,
                             Class X, 2.928% (3 Month USD LIBOR +
                             65 bps), 10/20/30 (144A)                                                        868,968
     4,322,768               Tidewater Auto Receivables Trust, Series 2016-AA,
                             Class D, 5.86%, 11/15/21 (144A)                                               4,323,912

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
     1,709,178               Tidewater Auto Receivables Trust, Series 2018-AA,
                             Class A2, 3.12%, 7/15/22 (144A)                                          $    1,712,076
     4,022,661               TLF National Tax Lien Trust, Series 2017-1A, Class A,
                             3.09%, 12/15/29 (144A)                                                        4,022,757
    15,704,975(a)            Towd Point Asset Trust, Series 2018-SL1, Class A, 2.745%
                             (1 Month USD LIBOR + 60 bps), 1/25/46 (144A)                                 15,557,749
    11,000,000(a)            Towd Point Asset Trust, Series 2018-SL1, Class B, 3.195%
                             (1 Month USD LIBOR + 105 bps), 1/25/46 (144A)                                10,508,797
     7,589,035(c)            Towd Point Mortgage Trust, Series 2015-2, Class 1A12,
                             2.75%, 11/25/60 (144A)                                                        7,597,788
       725,858(c)            Towd Point Mortgage Trust, Series 2015-4, Class A1,
                             3.5%, 4/25/55 (144A)                                                            731,038
    16,809,236(c)            Towd Point Mortgage Trust, Series 2015-6, Class A1B,
                             2.75%, 4/25/55 (144A)                                                        16,834,543
     2,048,645(c)            Towd Point Mortgage Trust, Series 2016-1, Class A1,
                             3.5%, 2/25/55 (144A)                                                          2,072,649
    12,307,494(a)            Towd Point Mortgage Trust, Series 2017-5, Class A1,
                             2.618% (1 Month USD LIBOR + 60 bps),
                             2/25/57 (144A)                                                               12,260,163
     2,599,251(c)            Towd Point Mortgage Trust, Series 2017-5, Class XA,
                             3.5%, 2/25/57 (144A)                                                          2,585,724
     9,183,014(c)            Towd Point Mortgage Trust, Series 2018-SJ1, Class XA,
                             5.0%, 10/25/58 (144A)                                                         9,146,094
     9,536,206(a)            Towd Point Mortgage Trust, Series 2019-HY1, Class A1,
                             3.018% (1 Month USD LIBOR + 100 bps),
                             10/25/48 (144A)                                                               9,574,309
     3,366,991(a)            Towd Point Mortgage Trust, Series 2019-HY2, Class A1,
                             3.018% (1 Month USD LIBOR + 100 bps),
                             5/25/58 (144A)                                                                3,387,763
     6,529,153(c)            Towd Point Mortgage Trust, Series 2019-HY2, Class XA,
                             5.0%, 5/25/58 (144A)                                                          6,529,660
     8,000,000(a)            Trafigura Securitisation Finance Plc, Series 2017-1A,
                             Class A1, 2.878% (1 Month USD LIBOR +
                             85 bps), 12/15/20 (144A)                                                      8,000,400
     2,000,000(a)            Trafigura Securitisation Finance Plc, Series 2017-1A,
                             Class B, 3.728% (1 Month USD LIBOR +
                             170 bps), 12/15/20 (144A)                                                     2,002,266
    13,750,000(a)            Trafigura Securitisation Finance Plc, Series 2018-1A,
                             Class A1, 2.758% (1 Month USD LIBOR +
                             73 bps), 3/15/22 (144A)                                                      13,709,245
     2,500,000               Trafigura Securitisation Finance Plc, Series 2018-1A,
                             Class B, 4.29%, 3/15/22 (144A)                                                2,558,840
     2,961,538(a)            Tralee CLO V, Ltd., Series 2018-5A, Class AX, 2.978%
                             (3 Month USD LIBOR + 70 bps), 10/20/28 (144A)                                 2,961,506
    18,500,000(a)            Trillium Credit Card Trust II, Series 2018-2A, Class A,
                             2.396% (1 Month USD LIBOR + 35 bps),
                             9/26/23 (144A)                                                               18,509,244

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 43

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
    20,000,000(a)            Trillium Credit Card Trust II, Series 2019-1A, Class A,
                             2.526% (1 Month USD LIBOR + 48 bps),
                             1/26/24 (144A)                                                           $   20,029,068
     3,320,000               United Auto Credit Securitization Trust, Series 2018-2,
                             Class B, 3.56%, 8/10/22 (144A)                                                3,327,356
     9,342,626               United Auto Credit Securitization Trust, Series 2019-1,
                             Class A, 2.82%, 7/12/21 (144A)                                                9,346,182
     8,680,000               United Auto Credit Securitization Trust, Series 2019-1,
                             Class B, 3.03%, 4/10/24 (144A)                                                8,724,264
     2,127,624               Upstart Securitization Trust, Series 2018-1, Class B,
                             3.887%, 8/20/25 (144A)                                                        2,130,705
       962,325               Upstart Securitization Trust, Series 2018-2, Class A,
                             3.33%, 12/22/25 (144A)                                                          962,998
     3,857,361               Upstart Securitization Trust, Series 2019-1, Class A,
                             3.45%, 4/20/26 (144A)                                                         3,865,319
    16,805,870               Upstart Securitization Trust, Series 2019-2, Class A,
                             2.897%, 9/20/29 (144A)                                                       16,841,643
     6,736,417               US Auto Funding LLC, Series 2019-1A, Class A, 3.61%,
                             4/15/22 (144A)                                                                6,768,836
       210,526(a)            Venture 32 CLO, Ltd., Series 2018-32RR, Class AX,
                             3.053% (3 Month USD LIBOR + 75 bps),
                             7/19/31 (144A)                                                                  210,524
     1,500,000(a)            Venture XXI CLO, Ltd., Series 2015-21A, Class AR,
                             3.183% (3 Month USD LIBOR + 88 bps),
                             7/15/27 (144A)                                                                1,499,993
     4,500,000(a)            Verizon Owner Trust, Series 2017-3A, Class A1B, 2.314%
                             (1 Month USD LIBOR + 27 bps), 4/20/22 (144A)                                  4,500,899
    12,300,000(a)            Verizon Owner Trust, Series 2018-1A, Class A1B, 2.304%
                             (1 Month USD LIBOR + 26 bps), 9/20/22 (144A)                                 12,297,621
    10,000,000(a)            Verizon Owner Trust, Series 2019-A, Class A1B, 2.374%
                             (1 Month USD LIBOR + 33 bps), 9/20/23                                         9,992,280
       237,419               Veros Automobile Receivables Trust, Series 2017-1,
                             Class A, 2.84%, 4/17/23 (144A)                                                  237,400
     7,639,563               Veros Automobile Receivables Trust, Series 2018-1,
                             Class A, 3.63%, 5/15/23 (144A)                                                7,660,155
       850,000(a)            Volvo Financial Equipment Master Owner Trust, Series
                             2017-A, Class A, 2.528% (1 Month USD LIBOR +
                             50 bps), 11/15/22 (144A)                                                        851,612
    11,250,000(a)            Volvo Financial Equipment Master Owner Trust, Series
                             2018-A, Class A, 2.548% (1 Month USD LIBOR +
                             52 bps), 7/17/23 (144A)                                                      11,266,289
       222,912(a)            Wells Fargo Home Equity Asset-Backed Securities Trust,
                             Series 2006-2, Class A4, 2.268% (1 Month USD
                             LIBOR + 25 bps), 7/25/36                                                        222,761
       177,068               Westgate Resorts LLC, Series 2016-1A, Class A, 3.5%,
                             12/20/28 (144A)                                                                 177,727
     4,384,449               Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%,
                             12/20/30 (144A)                                                               4,402,136

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Asset Backed Securities -- (continued)
     2,055,210               Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%,
                             12/20/30 (144A)                                                          $    2,073,308
     4,230,148               Westgate Resorts LLC, Series 2018-1A, Class B, 3.58%,
                             12/20/31 (144A)                                                               4,276,621
       655,837               Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
                             12/20/31 (144A)                                                                 662,695
     6,770,000               Westlake Automobile Receivables Trust, Series 2016-2A,
                             Class E, 6.41%, 5/15/23 (144A)                                                6,801,818
     4,321,353               Westlake Automobile Receivables Trust, Series 2018-1A,
                             Class B, 2.67%, 5/17/21 (144A)                                                4,323,515
     3,018,543(a)            Westlake Automobile Receivables Trust, Series 2018-2A,
                             Class A2B, 2.358% (1 Month USD LIBOR +
                             33 bps), 9/15/21 (144A)                                                       3,019,195
    15,386,894(a)            Westlake Automobile Receivables Trust, Series 2019-1A,
                             Class A2B, 2.428% (1 Month USD LIBOR +
                             40 bps), 5/16/22 (144A)                                                      15,395,028
       486,257               Wheels SPV 2 LLC, Series 2017-1A, Class A2, 1.88%,
                             4/20/26 (144A)                                                                  485,861
        10,807(a)            Wilshire Mortgage Loan Trust, Series 1997-2, Class A6,
                             2.298% (1 Month USD LIBOR + 28 bps), 5/25/28                                     10,733
     1,050,955               World Omni Auto Receivables Trust, Series 2018-A,
                             Class A2, 2.19%, 5/17/21                                                      1,050,919
     2,211,730               World Omni Select Auto Trust, Series 2018-1A, Class A2,
                             3.24%, 4/15/22 (144A)                                                         2,218,096
--------------------------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $2,181,323,574)                                                    $2,183,453,591
--------------------------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE OBLIGATIONS --
                             26.1% of Net Assets
    11,500,000(a)            280 Park Avenue Mortgage Trust, Series 2017-280P,
                             Class C, 3.278% (1 Month USD LIBOR +
                             125 bps), 9/15/34 (144A)                                                 $   11,500,112
     1,576,041(a)            A10 Term Asset Financing LLC, Series 2017-1A,
                             Class A1FL, 2.878% (1 Month USD LIBOR +
                             85 bps), 3/15/36 (144A)                                                       1,576,842
       511,758(c)            Agate Bay Mortgage Trust, Series 2014-3, Class A4, 3.0%,
                             11/25/44 (144A)                                                                 511,442
       283,868(a)            Alternative Loan Trust, Series 2004-6CB, Class A, 2.598%
                             (1 Month USD LIBOR + 58 bps), 5/25/34                                           285,215
    20,000,000               Amur Equipment Finance Receivables VII LLC, Series
                             2019-1A, Class A1, 2.45%, 7/20/20 (144A)                                     19,999,212
     9,890,000(a)            Arbor Realty Commercial Real Estate Notes, Ltd., Series
                             2017-FL1, Class A, 3.328% (1 Month USD LIBOR
                             + 130 bps), 4/15/27 (144A)                                                    9,889,915
       745,226(a)            AREIT Trust, Series 2018-CRE1, Class A, 2.878%
                             (1 Month USD LIBOR + 85 bps), 2/14/35 (144A)                                    744,992
    12,500,000(a)            Austin Fairmont Hotel Trust, Series 2019-FAIR, Class E,
                             4.5% (1 Month USD LIBOR + 225 bps),
                             9/15/32 (144A)                                                               12,502,540

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 45

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
    15,635,000(a)            BAMLL Commercial Mortgage Securities Trust, Series
                             2019-RLJ, Class C, 3.628% (1 Month USD LIBOR +
                             160 bps), 4/15/36 (144A)                                                 $   15,621,610
     1,897,550(a)            Bancorp Commercial Mortgage Trust, Series 2017-CRE2,
                             Class A, 2.878% (1 Month USD LIBOR + 85 bps),
                             8/15/32 (144A)                                                                1,896,713
     4,368,958(a)            Bancorp Commercial Mortgage Trust, Series 2018-CRE4,
                             Class A, 2.928% (1 Month USD LIBOR + 90 bps),
                             9/15/35 (144A)                                                                4,369,115
     9,850,000(a)            Bancorp Commercial Mortgage Trust, Series 2019-CRE6,
                             Class A, 3.316% (1 Month USD LIBOR + 105 bps),
                             9/15/36 (144A)                                                                9,856,289
    13,110,033(a)            BDS, Series 2018-FL2, Class A, 2.975% (1 Month
                             USD LIBOR + 95 bps), 8/15/35 (144A)                                          13,106,023
       892,964(a)            Bear Stearns ALT-A Trust, Series 2004-4, Class A1,
                             2.618% (1 Month USD LIBOR + 60 bps), 6/25/34                                    897,557
     1,584,362(a)            Bear Stearns ALT-A Trust, Series 2004-12, Class 1A1,
                             2.718% (1 Month USD LIBOR + 70 bps), 1/25/35                                  1,584,361
       606,337(a)            Bear Stearns ALT-A Trust, Series 2004-12, Class 1A2,
                             2.858% (1 Month USD LIBOR + 84 bps), 1/25/35                                    606,026
       974,948(a)            Bear Stearns ALT-A Trust, Series 2004-12, Class 1A3,
                             2.718% (1 Month USD LIBOR + 70 bps), 1/25/35                                    974,178
       480,923(a)            Bear Stearns ALT-A Trust, Series 2004-12, Class 1A4,
                             2.858% (1 Month USD LIBOR + 84 bps), 1/25/35                                    480,166
     5,895,176(a)            Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1,
                             2.558% (1 Month USD LIBOR + 54 bps), 8/25/35                                  5,947,469
       110,273(c)            Bear Stearns Mortgage Securities, Inc., Series 1997-6,
                             Class 3B1, 4.214%, 6/25/30                                                      113,296
     3,507,801(a)            Bellemeade Re, Ltd., Series 2017-1, Class M1, 3.718%
                             (1 Month USD LIBOR + 170 bps), 10/25/27 (144A)                                3,519,356
     4,200,000(a)            Bellemeade Re, Ltd., Series 2017-1, Class M2, 5.368%
                             (1 Month USD LIBOR + 335 bps), 10/25/27 (144A)                                4,313,518
    16,454,461(a)            Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 3.618%
                             (1 Month USD LIBOR + 160 bps), 4/25/28 (144A)                                16,472,619
     6,752,473(a)            Bellemeade Re, Ltd., Series 2018-2A, Class M1A, 2.968%
                             (1 Month USD LIBOR + 95 bps), 8/25/28 (144A)                                  6,754,455
    10,947,494(a)            Bellemeade Re, Ltd., Series 2018-3A, Class M1A, 3.218%
                             (1 Month USD LIBOR + 120 bps), 10/25/27 (144A)                               10,953,949
     4,250,000(a)            Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 3.868%
                             (1 Month USD LIBOR + 185 bps), 10/25/27 (144A)                                4,262,571
     6,125,000(a)            Bellemeade Re, Ltd., Series 2018-3A, Class M2, 4.768%
                             (1 Month USD LIBOR + 275 bps), 10/25/28 (144A)                                6,156,759
     5,140,000(a)            Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 3.768%
                             (1 Month USD LIBOR + 175 bps), 3/25/29 (144A)                                 5,150,457
     2,800,000(a)            Bellemeade Re, Ltd., Series 2019-3A, Class B1, 4.518%
                             (1 Month USD LIBOR + 250 bps), 7/25/29 (144A)                                 2,790,203
    10,511,000(a)            Bellemeade Re, Ltd., Series 2019-3A, Class M1B, 3.618%
                             (1 Month USD LIBOR + 160 bps), 7/25/29 (144A)                                10,521,714

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
    13,500,000(a)            BHP Trust, Series 2019-BXHP, Class D, 3.799% (1 Month
                             USD LIBOR + 177 bps), 8/15/36 (144A)                                     $   13,466,281
     8,000,000(a)            Brass NO 8 PLC, Series 8A, Class A1, 0.0% (3 Month
                             USD LIBOR + 70 bps), 11/16/66 (144A)                                          8,005,440
    12,300,000(a)            BTH-3 Mortgage-Backed Securities Trust, Series 2018-3,
                             Class A, 4.6% (1 Month USD LIBOR + 250 bps), 7/6/20                          12,314,134
     7,750,000(a)            BTH-13 Mortgage Backed Securities Trust, Series
                             2018-13, Class A, 4.6% (1 Month USD LIBOR +
                             250 bps), 8/18/21 (144A)                                                      7,759,343
     5,700,000(a)            BTH-16 Mortgage-Backed Securities Trust, Series
                             2018-16, Class A, 4.6% (1 Month USD LIBOR +
                             250 bps), 8/4/21 (144A)                                                       5,700,000
     5,700,000(a)            BTH-20 Mortgage-Backed Securities Trust, Series
                             2018-20, Class A, 4.6% (1 Month USD LIBOR +
                             250 bps), 9/24/20 (144A)                                                      5,706,097
     7,625,000(a)            BTH-21 Mortgage-Backed Securities Trust, Series
                             2018-21, Class A, 4.6% (1 Month USD LIBOR +
                             250 bps), 10/7/21 (144A)                                                      7,634,550
    16,700,000(a)            BTH-24 Mortgage-Backed Securities Trust, Series
                             2018-24, Class A, 4.5% (1 Month USD LIBOR +
                             240 bps), 12/5/20 (144A)                                                     16,786,109
    14,500,000(a)            BTH-25 Mortgage-Backed Securities Trust, Series
                             2019-25, Class A, 4.589% (1 Month USD LIBOR +
                             250 bps), 2/14/20 (144A)                                                     14,528,713
     8,559,538(a)            BX Commercial Mortgage Trust, Series 2018-IND,
                             Class A, 2.778% (1 Month USD LIBOR + 75 bps),
                             11/15/35 (144A)                                                               8,559,526
     6,517,813(a)            BX Commercial Mortgage Trust, Series 2018-IND,
                             Class D, 3.328% (1 Month USD LIBOR + 130 bps),
                             11/15/35 (144A)                                                               6,521,896
     9,350,000(a)            BX Trust, Series 2017-APPL, Class B, 3.178%
                             (1 Month USD LIBOR + 115 bps), 7/15/34 (144A)                                 9,346,972
       340,982(a)            BX Trust, Series 2017-SLCT, Class B, 3.228%
                             (1 Month USD LIBOR + 120 bps), 7/15/34 (144A)                                   340,988
     9,570,000(a)            BXMT, Ltd., Series 2017-FL1, Class A, 2.895%
                             (1 Month USD LIBOR + 87 bps), 6/15/35 (144A)                                  9,570,096
     8,000,000(a)            BXP Trust, Series 2017-CQHP, Class B, 3.128%
                             (1 Month USD LIBOR + 110 bps), 11/15/34 (144A)                                7,969,917
     2,218,798(a)            CG-CCRE Commercial Mortgage Trust, Series 2014-FL1,
                             Class B, 3.178% (1 Month USD LIBOR + 115 bps),
                             6/15/31 (144A)                                                                2,218,897
       722,572(a)            CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
                             Class A, 3.882% (1 Month USD LIBOR + 185 bps),
                             11/15/31 (144A)                                                                 721,243
    10,300,000(a)            CGDBB Commercial Mortgage Trust, Series 2017-BIOC,
                             Class B, 2.998% (1 Month USD LIBOR + 97 bps),
                             7/15/32 (144A)                                                               10,299,983

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 47

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
     5,700,000(a)            CGMS Commercial Mortgage Trust, Series 2017-MDRC,
                             Class C, 3.328% (1 Month USD LIBOR +
                             130 bps), 7/15/30 (144A)                                                 $    5,671,129
    15,000,000(a)            CHC Commercial Mortgage Trust, Series 2019-CHC,
                             Class C, 3.778% (1 Month USD LIBOR + 175 bps),
                             6/15/34 (144A)                                                               15,018,798
        89,237(a)            CHL Mortgage Pass-Through Trust, Series 2003-15,
                             Class 1A1, 2.518% (1 Month USD LIBOR +
                             50 bps), 6/25/18                                                                 89,151
     9,500,000(a)            CHT Mortgage Trust, Series 2017-CSMO, Class C, 3.528%
                             (1 Month USD LIBOR + 150 bps), 11/15/36 (144A)                                9,499,953
     1,276,042(a)            CIFC Funding, Ltd., Series 2013-1A, Class X, 3.172%
                             (3 Month USD LIBOR + 85 bps), 7/16/30 (144A)                                  1,276,126
           806               Citicorp Mortgage Securities REMIC Pass-Through
                             Certificates Trust, Series 2005-4, Class 2A1,
                             5.0%, 7/25/20                                                                       821
     2,300,000(a)            Citigroup Commercial Mortgage Trust, Series 2015-SHP2,
                             Class D, 5.328% (1 Month USD LIBOR +
                             330 bps), 7/15/27 (144A)                                                      2,305,555
     8,750,000(a)            Citigroup Commercial Mortgage Trust, Series 2019-SST2,
                             Class B, 3.128% (1 Month USD LIBOR +
                             110 bps), 12/15/36 (144A)                                                     8,754,597
     5,350,000(a)            Citigroup Commercial Mortgage Trust, Series 2019-SST2,
                             Class C, 3.328% (1 Month USD LIBOR +
                             130 bps), 12/15/36 (144A)                                                     5,352,760
       546,218(a)            Citigroup Mortgage Loan Trust, Series 2014-5, Class 1A2,
                             2.525% (1 Month USD LIBOR + 19 bps),
                             2/25/46 (144A)                                                                  545,874
     6,700,000(a)            CLNS Trust, Series 2017-IKPR, Class C, 3.15% (1 Month
                             USD LIBOR + 110 bps), 6/11/32 (144A)                                          6,689,485
       357,713(a)            COMM Mortgage Trust, Series 2014-FL5, Class B, 3.582%
                             (1 Month USD LIBOR + 215 bps), 10/15/31 (144A)                                  357,898
     7,000,000(c)            COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                             3.807%, 5/10/48 (144A)                                                        7,011,486
     6,358,279(a)            Connecticut Avenue Securities Trust, Series 2018-R07,
                             Class 1M1, 2.768% (1 Month USD LIBOR +
                             75 bps), 4/25/31 (144A)                                                       6,359,207
     9,428,156(a)            Connecticut Avenue Securities Trust, Series 2019-R01,
                             Class 2M1, 2.868% (1 Month USD LIBOR +
                             85 bps), 7/25/31 (144A)                                                       9,436,450
     7,946,098(a)            Connecticut Avenue Securities Trust, Series 2019-R02,
                             Class 1M1, 2.868% (1 Month USD LIBOR +
                             85 bps), 8/25/31 (144A)                                                       7,952,756
     6,750,000(a)            Credit Suisse Commercial Mortgage Securities Corp.,
                             Series 2019-SKLZ, Class B, 3.928% (1 Month USD
                             LIBOR + 190 bps), 1/15/34 (144A)                                              6,771,250
     8,000,000(a)            Credit Suisse Mortgage Capital Certificates, Series
                             2019-ICE4, Class E, 4.178% (1 Month USD
                             LIBOR + 215 bps), 5/15/36 (144A)                                              8,020,008

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
        91,756(a)            CSFB Mortgage-Backed Pass-Through Certificates, Series
                             2004-AR5, Class 11A2, 2.758% (1 Month USD
                             LIBOR + 74 bps), 6/25/34                                                 $       92,075
       538,109(c)            CSMC Trust, Series 2014-SAF1, Class A12, 4.0%,
                             3/25/44 (144A)                                                                  539,782
    10,380,000(a)            CSMC Trust, Series 2017-HD, Class B, 3.378%
                             (1 Month USD LIBOR + 135 bps), 2/15/31 (144A)                                10,365,800
     9,250,000(a)            DBCG Mortgage Trust, Series 2017-BBG, Class A, 2.728%
                             (1 Month USD LIBOR + 70 bps), 6/15/34 (144A)                                  9,226,845
     1,379,998(a)            Deer Creek CLO, Ltd., Series 2017-1A, Class X, 3.278%
                             (3 Month USD LIBOR + 100 bps), 10/20/30 (144A)                                1,379,965
     8,972,595(a)            Eagle Re, Ltd., Series 2018-1, Class M1, 3.718%
                             (1 Month USD LIBOR + 170 bps), 11/25/28 (144A)                                8,994,477
    10,460,000(a)            Eagle Re, Ltd., Series 2019-1, Class M1B, 3.818%
                             (1 Month USD LIBOR + 180 bps), 4/25/29 (144A)                                10,500,026
    13,860,559(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2014-C02, Class 1M2, 4.618% (1 Month USD LIBOR +
                             260 bps), 5/25/24                                                            14,451,850
     3,698,355(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2014-C04, Class 1M2, 6.918% (1 Month USD LIBOR +
                             490 bps), 11/25/24                                                            4,036,680
     9,557,199(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2016-C01, Class 1M2, 8.768% (1 Month USD LIBOR +
                             675 bps), 8/25/28                                                            10,491,209
     7,566,682(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2016-C02, Class 1M2, 8.018% (1 Month USD LIBOR +
                             600 bps), 9/25/28                                                             8,249,684
    12,782,963(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2016-C05, Class 2M2, 6.468% (1 Month USD LIBOR +
                             445 bps), 1/25/29                                                            13,458,172
     1,028,637(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2017-C01, Class 1M1, 3.318% (1 Month USD LIBOR +
                             130 bps), 7/25/29                                                             1,030,740
     1,067,618(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2017-C02, Class 2M1, 3.168% (1 Month USD LIBOR +
                             115 bps), 9/25/29                                                             1,069,282
     5,859,867(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2017-C03, Class 1M1, 2.968% (1 Month USD LIBOR +
                             95 bps), 10/25/29                                                             5,869,240
     1,702,137(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2017-C04, Class 2M1, 2.868% (1 Month USD LIBOR +
                             85 bps), 11/25/29                                                             1,702,985
     1,258,707(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2017-C05, Class 1M1, 2.568% (1 Month USD LIBOR +
                             55 bps), 1/25/30                                                              1,258,438
    10,526,604(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2017-C05, Class 1M2B, 4.218% (1 Month USD LIBOR +
                             220 bps), 1/25/30                                                            10,658,101

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 49

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
       383,216(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2017-C06, Class 1M1, 2.768% (1 Month USD LIBOR +
                             75 bps), 2/25/30                                                         $      383,229
    10,370,000(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2017-C06, Class 2M2, 4.818% (1 Month USD LIBOR +
                             280 bps), 2/25/30                                                            10,572,617
     7,000,000(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2017-C06, Class 2M2A, 4.818% (1 Month USD LIBOR +
                             280 bps), 2/25/30                                                             7,083,725
     9,873,392(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2017-C07, Class 1M2A, 4.418% (1 Month USD LIBOR +
                             240 bps), 5/25/30                                                            10,144,080
     2,996,012(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2018-C01, Class 1M1, 2.618% (1 Month USD LIBOR +
                             60 bps), 7/25/30                                                              2,994,820
     3,974,723(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2018-C02, Class 2M1, 2.668% (1 Month USD LIBOR +
                             65 bps), 8/25/30                                                              3,974,627
     2,980,685(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2018-C03, Class 1M1, 2.698% (1 Month USD LIBOR +
                             68 bps), 10/25/30                                                             2,981,104
     7,862,904(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2018-C04, Class 2M1, 2.768% (1 Month USD LIBOR +
                             75 bps), 12/25/30                                                             7,865,863
     5,848,753(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2018-C05, Class 1M1, 2.738% (1 Month USD LIBOR +
                             72 bps), 1/25/31                                                              5,851,013
     4,167,623(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2018-C06, Class 1M1, 2.568% (1 Month USD LIBOR +
                             55 bps), 3/25/31                                                              4,166,472
    19,905,000(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2018-C06, Class 1M2, 4.018% (1 Month USD LIBOR +
                             200 bps), 3/25/31                                                            19,977,448
     2,900,326(a)            Fannie Mae Connecticut Avenue Securities, Series
                             2018-C06, Class 2M1, 2.568% (1 Month USD LIBOR +
                             55 bps), 3/25/31                                                              2,899,456
       377,094(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             1695, Class EG, 3.245% (1 Month USD LIBOR +
                             105 bps), 3/15/24                                                               383,533
       184,009(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2106, Class F, 2.478% (1 Month USD LIBOR +
                             45 bps), 12/15/28                                                               184,791
       107,714(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2122, Class FD, 2.378% (1 Month USD LIBOR +
                             35 bps), 2/15/29                                                                107,647
        39,723(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2156, Class FQ, 2.378% (1 Month USD LIBOR +
                             35 bps), 5/15/29                                                                 39,966

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
       208,181(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2186, Class FY, 2.628% (1 Month USD LIBOR +
                             60 bps), 4/15/28                                                         $      209,818
        40,630(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2368, Class AF, 2.978% (1 Month USD LIBOR +
                             95 bps), 10/15/31                                                                41,586
        46,195(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2377, Class FE, 2.628% (1 Month USD LIBOR +
                             60 bps), 11/15/31                                                                46,705
     1,625,394(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2396, Class FE, 2.628% (1 Month USD LIBOR +
                             60 bps), 12/15/31                                                             1,643,178
       125,652(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2411, Class FR, 2.628% (1 Month USD LIBOR +
                             60 bps), 6/15/31                                                                123,972
        81,890(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2432, Class FH, 2.728% (1 Month USD LIBOR +
                             70 bps), 3/15/32                                                                 83,164
       272,128(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2439, Class F, 3.028% (1 Month USD LIBOR +
                             100 bps), 3/15/32                                                               279,435
       367,656(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2470, Class AF, 3.028% (1 Month USD LIBOR +
                             100 bps), 3/15/32                                                               377,489
       229,917(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2471, Class FD, 3.028% (1 Month USD LIBOR +
                             100 bps), 3/15/32                                                               236,091
        54,585(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2498, Class FQ, 2.628% (1 Month USD LIBOR +
                             60 bps), 9/15/32                                                                 55,199
        46,762(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2543, Class EF, 2.378% (1 Month USD LIBOR +
                             35 bps), 12/15/32                                                                46,818
       436,311(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2551, Class FD, 2.428% (1 Month USD LIBOR +
                             40 bps), 1/15/33                                                                437,764
       243,692(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2567, Class FJ, 2.428% (1 Month USD LIBOR +
                             40 bps), 2/15/33                                                                242,027
       129,208(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2577, Class FA, 2.578% (1 Month USD LIBOR +
                             55 bps), 2/15/33                                                                130,319
        10,331(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2585, Class FD, 2.528% (1 Month USD LIBOR +
                             50 bps), 12/15/32                                                                10,405
       153,260(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2614, Class FV, 3.6% (1 Month USD LIBOR +
                             150 bps), 5/15/33                                                               157,805

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 51

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
       213,477(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2631, Class FC, 2.428% (1 Month USD LIBOR +
                             40 bps), 6/15/33                                                         $      214,117
           792(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2647, Class XF, 2.278% (1 Month USD LIBOR +
                             25 bps), 7/15/21                                                                    793
       119,701(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2711, Class FA, 3.028% (1 Month USD LIBOR +
                             100 bps), 11/15/33                                                              123,153
       249,622(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2916, Class NF, 2.278% (1 Month USD LIBOR +
                             25 bps), 1/15/35                                                                249,104
       397,624(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             2976, Class LF, 2.368% (1 Month USD LIBOR +
                             34 bps), 5/15/35                                                                397,133
       217,194(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3012, Class FE, 2.278% (1 Month USD LIBOR +
                             25 bps), 8/15/35                                                                217,044
       139,580(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3042, Class PF, 2.278% (1 Month USD LIBOR +
                             25 bps), 8/15/35                                                                139,295
        75,475(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3067, Class FA, 2.378% (1 Month USD LIBOR +
                             35 bps), 11/15/35                                                                75,414
        91,425(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3102, Class FG, 2.328% (1 Month USD LIBOR +
                             30 bps), 1/15/36                                                                 90,655
       112,025(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3117, Class EF, 2.378% (1 Month USD LIBOR +
                             35 bps), 2/15/36                                                                112,011
       350,890(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3117, Class FE, 2.328% (1 Month USD LIBOR +
                             30 bps), 2/15/36                                                                349,383
       267,048(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3122, Class FP, 2.328% (1 Month USD LIBOR +
                             30 bps), 3/15/36                                                                266,904
     3,546,796(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3147, Class FD, 2.378% (1 Month USD LIBOR +
                             35 bps), 4/15/36                                                              3,548,473
       171,882(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3147, Class PF, 2.328% (1 Month USD LIBOR +
                             30 bps), 4/15/36                                                                171,830
     1,557,324(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3173, Class F, 2.728% (1 Month USD LIBOR +
                             70 bps), 8/15/35                                                              1,581,391
       375,047(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3173, Class FC, 2.448% (1 Month USD LIBOR +
                             42 bps), 6/15/36                                                                376,268

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
       737,862(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3175, Class FE, 2.338% (1 Month USD LIBOR +
                             31 bps), 6/15/36                                                         $      743,820
       419,297(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3181, Class HF, 2.528% (1 Month USD LIBOR +
                             50 bps), 7/15/36                                                                421,562
        18,670(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3191, Class FE, 2.428% (1 Month USD LIBOR +
                             40 bps), 7/15/36                                                                 18,710
       158,146(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3221, Class FW, 2.448% (1 Month USD LIBOR +
                             42 bps), 9/15/36                                                                158,492
        82,998(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3222, Class FN, 2.428% (1 Month USD LIBOR +
                             40 bps), 9/15/36                                                                 83,109
       306,660(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3239, Class EF, 2.378% (1 Month USD LIBOR +
                             35 bps), 11/15/36                                                               306,430
       164,760(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3239, Class FB, 2.378% (1 Month USD LIBOR +
                             35 bps), 11/15/36                                                               164,637
        17,270(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3244, Class TF, 2.228% (1 Month USD LIBOR +
                             20 bps), 7/15/36                                                                 17,270
       262,515(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3247, Class FA, 2.278% (1 Month USD LIBOR +
                             25 bps), 8/15/36                                                                260,885
       641,680(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3266, Class F, 2.328% (1 Month USD LIBOR +
                             30 bps), 1/15/37                                                                639,763
       225,405(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3307, Class FT, 2.268% (1 Month USD LIBOR +
                             24 bps), 7/15/34                                                                223,528
        46,824(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3315, Class F, 2.368% (1 Month USD LIBOR +
                             34 bps), 5/15/37                                                                 46,620
       502,401(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3373, Class FB, 2.608% (1 Month USD LIBOR +
                             58 bps), 10/15/37                                                               506,804
        99,081(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3376, Class FM, 2.648% (1 Month USD LIBOR +
                             62 bps), 10/15/37                                                                99,801
        61,894               Federal Home Loan Mortgage Corp. REMICS, Series
                             3455, Class BD, 4.5%, 6/15/23                                                    62,005
        30,993(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3560, Class FA, 3.278% (1 Month USD LIBOR +
                             125 bps), 5/15/37                                                                31,354
       307,747(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3610, Class FA, 2.728% (1 Month USD LIBOR +
                             70 bps), 12/15/39                                                               312,255

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 53

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
       164,801               Federal Home Loan Mortgage Corp. REMICS, Series
                             3706, Class C, 2.0%, 8/15/20                                             $      164,343
       170,206(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3708, Class PF, 2.378% (1 Month USD LIBOR +
                             35 bps), 7/15/40                                                                170,295
        89,157               Federal Home Loan Mortgage Corp. REMICS, Series
                             3760, Class KH, 2.0%, 11/15/20                                                   88,920
       100,990(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3767, Class JF, 2.328% (1 Month USD LIBOR +
                             30 bps), 2/15/39                                                                101,086
       854,191               Federal Home Loan Mortgage Corp. REMICS, Series
                             3778, Class D, 3.5%, 3/15/25                                                    857,544
         9,642(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3780, Class FE, 2.428% (1 Month USD LIBOR +
                             40 bps), 12/15/20                                                                 9,659
       126,782(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3784, Class F, 2.428% (1 Month USD LIBOR +
                             40 bps), 7/15/23                                                                126,716
        32,318(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3792, Class DF, 2.428% (1 Month USD LIBOR +
                             40 bps), 11/15/40                                                                32,306
        35,313(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3867, Class FD, 2.378% (1 Month USD LIBOR +
                             35 bps), 5/15/41                                                                 35,285
       716,092(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3867, Class PF, 2.428% (1 Month USD LIBOR +
                             40 bps), 3/15/41                                                                718,229
       122,427(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3914, Class LF, 2.228% (1 Month USD LIBOR +
                             20 bps), 8/15/26                                                                122,625
       169,734(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3960, Class FB, 2.328% (1 Month USD LIBOR +
                             30 bps), 2/15/30                                                                169,843
       258,180(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3970, Class GF, 2.328% (1 Month USD LIBOR +
                             30 bps), 9/15/26                                                                258,974
       537,682(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             3982, Class FL, 2.578% (1 Month USD LIBOR +
                             55 bps), 12/15/39                                                               540,667
       201,741(a)            Federal Home Loan Mortgage Corp. REMICS, Series
                             4056, Class QF, 2.378% (1 Month USD LIBOR +
                             35 bps), 12/15/41                                                               201,991
       166,555(a)            Federal Home Loan Mortgage Corp. Strips, Series 237,
                             Class F14, 2.428% (1 Month USD LIBOR +
                             40 bps), 5/15/36                                                                166,868
       145,198(a)            Federal Home Loan Mortgage Corp. Strips, Series 239,
                             Class F29, 2.278% (1 Month USD LIBOR +
                             25 bps), 8/15/36                                                                144,912

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
       627,695(a)            Federal Home Loan Mortgage Corp. Strips, Series 239,
                             Class F30, 2.328% (1 Month USD LIBOR +
                             30 bps), 8/15/36                                                         $      623,667
       187,367(a)            Federal Home Loan Mortgage Corp. Strips, Series 244,
                             Class F22, 2.378% (1 Month USD LIBOR +
                             35 bps), 12/15/36                                                               187,705
        17,185(a)            Federal National Mortgage Association REMICS, Series
                             1991-124, Class FA, 2.918% (1 Month USD LIBOR +
                             90 bps), 9/25/21                                                                 17,284
        31,085(a)            Federal National Mortgage Association REMICS, Series
                             1993-230, Class FA, 2.745% (1 Month USD LIBOR +
                             60 bps), 12/25/23                                                                31,296
        84,781(a)            Federal National Mortgage Association REMICS, Series
                             1993-247, Class FA, 2.555% (11th District
                             Cost of Funds Index + 140 bps), 12/25/23                                         85,150
        84,781(a)            Federal National Mortgage Association REMICS, Series
                             1993-247, Class FE, 3.018% (1 Month USD LIBOR +
                             100 bps), 12/25/23                                                               85,527
       163,324(a)            Federal National Mortgage Association REMICS, Series
                             1994-40, Class FC, 2.518% (1 Month USD LIBOR +
                             50 bps), 3/25/24                                                                164,786
        21,949(a)            Federal National Mortgage Association REMICS, Series
                             1997-46, Class FA, 2.541% (1 Month USD LIBOR +
                             50 bps), 7/18/27                                                                 22,187
        77,678(a)            Federal National Mortgage Association REMICS, Series
                             1998-21, Class F, 2.33% (1 Year T1Y +
                             35 bps), 3/25/28                                                                 77,971
         8,529(a)            Federal National Mortgage Association REMICS, Series
                             1999-49, Class FB, 2.518% (1 Month USD LIBOR +
                             50 bps), 3/25/23                                                                  8,546
        41,271(a)            Federal National Mortgage Association REMICS, Series
                             2000-47, Class FD, 2.568% (1 Month USD LIBOR +
                             55 bps), 12/25/30                                                                41,630
       167,945(a)            Federal National Mortgage Association REMICS, Series
                             2001-35, Class F, 2.618% (1 Month USD LIBOR +
                             60 bps), 7/25/31                                                                169,744
        74,114(a)            Federal National Mortgage Association REMICS, Series
                             2001-37, Class F, 2.518% (1 Month USD LIBOR +
                             50 bps), 8/25/31                                                                 74,560
       347,059(a)            Federal National Mortgage Association REMICS, Series
                             2001-50, Class FQ, 2.618% (1 Month USD LIBOR +
                             60 bps), 11/25/31                                                               350,778
       152,706(a)            Federal National Mortgage Association REMICS, Series
                             2001-65, Class F, 2.618% (1 Month USD LIBOR +
                             60 bps), 11/25/31                                                               154,342
       111,430(a)            Federal National Mortgage Association REMICS, Series
                             2001-69, Class FA, 2.618% (1 Month USD LIBOR +
                             60 bps), 7/25/31                                                                112,620

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 55

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
       320,506(a)            Federal National Mortgage Association REMICS, Series
                             2001-72, Class FB, 2.918% (1 Month USD LIBOR +
                             90 bps), 12/25/31                                                        $      327,573
        86,541(a)            Federal National Mortgage Association REMICS, Series
                             2001-81, Class FL, 2.691% (1 Month USD LIBOR +
                             65 bps), 1/18/32                                                                 87,472
       144,823(a)            Federal National Mortgage Association REMICS, Series
                             2002-1, Class FC, 2.718% (1 Month USD LIBOR +
                             70 bps), 1/25/32                                                                146,998
       449,613(a)            Federal National Mortgage Association REMICS, Series
                             2002-13, Class FD, 2.918% (1 Month USD LIBOR +
                             90 bps), 3/25/32                                                                457,505
     1,201,332(a)            Federal National Mortgage Association REMICS, Series
                             2002-23, Class FA, 2.918% (1 Month USD LIBOR +
                             90 bps), 4/25/32                                                              1,229,135
       153,614(a)            Federal National Mortgage Association REMICS, Series
                             2002-34, Class FA, 2.541% (1 Month USD LIBOR +
                             50 bps), 5/18/32                                                                153,648
        72,651(a)            Federal National Mortgage Association REMICS, Series
                             2002-56, Class FN, 3.018% (1 Month USD LIBOR +
                             100 bps), 7/25/32                                                                74,615
        31,663(a)            Federal National Mortgage Association REMICS, Series
                             2002-58, Class FD, 2.618% (1 Month USD LIBOR +
                             60 bps), 8/25/32                                                                 32,023
       697,867(a)            Federal National Mortgage Association REMICS, Series
                             2002-75, Class FD, 3.041% (1 Month USD LIBOR +
                             100 bps), 11/18/32                                                              716,852
       150,496(a)            Federal National Mortgage Association REMICS, Series
                             2002-77, Class F, 2.618% (1 Month USD LIBOR +
                             60 bps), 12/25/32                                                               152,170
       106,396(a)            Federal National Mortgage Association REMICS, Series
                             2002-82, Class FB, 2.518% (1 Month USD LIBOR +
                             50 bps), 12/25/32                                                               107,142
       134,899(a)            Federal National Mortgage Association REMICS, Series
                             2002-90, Class FH, 2.518% (1 Month USD LIBOR +
                             50 bps), 9/25/32                                                                135,886
        67,430(a)            Federal National Mortgage Association REMICS, Series
                             2002-92, Class FB, 2.668% (1 Month USD LIBOR +
                             65 bps), 4/25/30                                                                 68,222
       151,672(a)            Federal National Mortgage Association REMICS, Series
                             2002-93, Class FH, 2.518% (1 Month USD LIBOR +
                             50 bps), 1/25/33                                                                152,743
       123,806(a)            Federal National Mortgage Association REMICS, Series
                             2003-7, Class FA, 2.768% (1 Month USD LIBOR +
                             75 bps), 2/25/33                                                                125,070
       285,457(a)            Federal National Mortgage Association REMICS, Series
                             2003-8, Class FJ, 2.368% (1 Month USD LIBOR +
                             35 bps), 2/25/33                                                                285,747

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
       376,087(a)            Federal National Mortgage Association REMICS, Series
                             2003-31, Class FM, 2.518% (1 Month USD LIBOR +
                             50 bps), 4/25/33                                                         $      378,799
       165,071(a)            Federal National Mortgage Association REMICS, Series
                             2003-42, Class JF, 2.518% (1 Month USD LIBOR +
                             50 bps), 5/25/33                                                                166,203
       128,391(a)            Federal National Mortgage Association REMICS, Series
                             2003-49, Class FY, 2.418% (1 Month USD LIBOR +
                             40 bps), 6/25/23                                                                128,784
       711,514(a)            Federal National Mortgage Association REMICS, Series
                             2003-91, Class FD, 2.518% (1 Month USD LIBOR +
                             50 bps), 9/25/33                                                                712,890
       267,077(a)            Federal National Mortgage Association REMICS, Series
                             2003-107, Class FD, 2.518% (1 Month USD LIBOR +
                             50 bps), 11/25/33                                                               268,832
     3,038,161(a)            Federal National Mortgage Association REMICS, Series
                             2003-126, Class FC, 2.318% (1 Month USD LIBOR +
                             30 bps), 12/25/33                                                             3,034,737
       681,263(a)            Federal National Mortgage Association REMICS, Series
                             2004-14, Class F, 2.545% (1 Month USD LIBOR +
                             40 bps), 3/25/34                                                                682,835
     1,868,711(a)            Federal National Mortgage Association REMICS, Series
                             2004-25, Class FA, 2.418% (1 Month USD LIBOR +
                             40 bps), 4/25/34                                                              1,872,838
       210,368(a)            Federal National Mortgage Association REMICS, Series
                             2004-52, Class FW, 2.418% (1 Month USD LIBOR +
                             40 bps), 7/25/34                                                                210,964
        63,064(a)            Federal National Mortgage Association REMICS, Series
                             2004-54, Class FN, 2.468% (1 Month USD LIBOR +
                             45 bps), 7/25/34                                                                 62,922
       252,483(a)            Federal National Mortgage Association REMICS, Series
                             2004-79, Class FM, 2.318% (1 Month USD LIBOR +
                             30 bps), 11/25/24                                                               253,288
        88,995(a)            Federal National Mortgage Association REMICS, Series
                             2004-91, Class HF, 2.318% (1 Month USD LIBOR +
                             30 bps), 11/25/34                                                                89,090
       888,659(a)            Federal National Mortgage Association REMICS, Series
                             2005-66, Class FD, 2.318% (1 Month USD LIBOR +
                             30 bps), 7/25/35                                                                883,649
       627,779(a)            Federal National Mortgage Association REMICS, Series
                             2005-66, Class PF, 2.268% (1 Month USD LIBOR +
                             25 bps), 7/25/35                                                                626,539
       232,956(a)            Federal National Mortgage Association REMICS, Series
                             2005-83, Class KT, 2.318% (1 Month USD LIBOR +
                             30 bps), 10/25/35                                                               232,294
       291,829(a)            Federal National Mortgage Association REMICS, Series
                             2005-83, Class LF, 2.328% (1 Month USD LIBOR +
                             31 bps), 2/25/35                                                                291,786

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 57

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
        47,393(a)            Federal National Mortgage Association REMICS, Series
                             2006-11, Class FB, 2.318% (1 Month USD LIBOR +
                             30 bps), 3/25/36                                                         $       46,603
       119,737(a)            Federal National Mortgage Association REMICS, Series
                             2006-33, Class FH, 2.368% (1 Month USD LIBOR +
                             35 bps), 5/25/36                                                                119,640
       410,911(a)            Federal National Mortgage Association REMICS, Series
                             2006-34, Class FA, 2.328% (1 Month USD LIBOR +
                             31 bps), 5/25/36                                                                409,988
       283,859(a)            Federal National Mortgage Association REMICS, Series
                             2006-42, Class CF, 2.468% (1 Month USD LIBOR +
                             45 bps), 6/25/36                                                                284,335
       109,210(a)            Federal National Mortgage Association REMICS, Series
                             2006-56, Class FC, 2.308% (1 Month USD LIBOR +
                             29 bps), 7/25/36                                                                109,051
        47,966(a)            Federal National Mortgage Association REMICS, Series
                             2006-70, Class BF, 2.568% (1 Month USD LIBOR +
                             55 bps), 8/25/36                                                                 48,344
        95,055(a)            Federal National Mortgage Association REMICS, Series
                             2006-82, Class F, 2.588% (1 Month USD LIBOR +
                             57 bps), 9/25/36                                                                 95,858
       757,826(a)            Federal National Mortgage Association REMICS, Series
                             2006-93, Class FN, 2.418% (1 Month USD LIBOR +
                             40 bps), 10/25/36                                                               758,878
       131,360(a)            Federal National Mortgage Association REMICS, Series
                             2006-104, Class GF, 2.338% (1 Month USD LIBOR +
                             32 bps), 11/25/36                                                               131,089
        46,832(a)            Federal National Mortgage Association REMICS, Series
                             2006-115, Class BF, 2.258% (1 Month USD LIBOR +
                             24 bps), 12/25/36                                                                46,619
     2,494,097(a)            Federal National Mortgage Association REMICS, Series
                             2007-1, Class NF, 2.268% (1 Month USD LIBOR +
                             25 bps), 2/25/37                                                              2,494,121
       167,457(a)            Federal National Mortgage Association REMICS, Series
                             2007-2, Class FT, 2.268% (1 Month USD LIBOR +
                             25 bps), 2/25/37                                                                163,675
     2,055,066(a)            Federal National Mortgage Association REMICS, Series
                             2007-4, Class FM, 2.268% (1 Month USD LIBOR +
                             25 bps), 2/25/37                                                              2,046,450
       193,265(a)            Federal National Mortgage Association REMICS, Series
                             2007-7, Class FJ, 2.218% (1 Month USD LIBOR +
                             20 bps), 2/25/37                                                                192,041
        65,819(a)            Federal National Mortgage Association REMICS, Series
                             2007-13, Class FA, 2.268% (1 Month USD LIBOR +
                             25 bps), 3/25/37                                                                 65,471
       160,133(a)            Federal National Mortgage Association REMICS, Series
                             2007-24, Class FD, 2.268% (1 Month USD LIBOR +
                             25 bps), 3/25/37                                                                159,343

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
       207,595(a)            Federal National Mortgage Association REMICS, Series
                             2007-41, Class FA, 2.418% (1 Month USD LIBOR +
                             40 bps), 5/25/37                                                         $      207,865
       335,191(a)            Federal National Mortgage Association REMICS, Series
                             2007-50, Class FN, 2.258% (1 Month USD LIBOR +
                             24 bps), 6/25/37                                                                333,294
        30,216(a)            Federal National Mortgage Association REMICS, Series
                             2007-57, Class FA, 2.248% (1 Month USD LIBOR +
                             23 bps), 6/25/37                                                                 30,009
        89,784(a)            Federal National Mortgage Association REMICS, Series
                             2007-58, Class FA, 2.268% (1 Month USD LIBOR +
                             25 bps), 6/25/37                                                                 89,383
        91,983(a)            Federal National Mortgage Association REMICS, Series
                             2007-66, Class FB, 2.418% (1 Month USD LIBOR +
                             40 bps), 7/25/37                                                                 92,215
       310,948(a)            Federal National Mortgage Association REMICS, Series
                             2007-85, Class FG, 2.518% (1 Month USD LIBOR +
                             50 bps), 9/25/37                                                                307,254
       339,098(a)            Federal National Mortgage Association REMICS, Series
                             2007-91, Class FB, 2.618% (1 Month USD LIBOR +
                             60 bps), 10/25/37                                                               341,603
       139,266(a)            Federal National Mortgage Association REMICS, Series
                             2007-92, Class OF, 2.588% (1 Month USD LIBOR +
                             57 bps), 9/25/37                                                                138,919
        77,354(a)            Federal National Mortgage Association REMICS, Series
                             2007-93, Class FD, 2.568% (1 Month USD LIBOR +
                             55 bps), 9/25/37                                                                 77,101
        32,136(a)            Federal National Mortgage Association REMICS, Series
                             2007-98, Class FD, 2.468% (1 Month USD LIBOR +
                             45 bps), 6/25/37                                                                 32,249
        47,675(a)            Federal National Mortgage Association REMICS, Series
                             2007-100, Class YF, 2.568% (1 Month USD LIBOR +
                             55 bps), 10/25/37                                                                48,048
        56,838(a)            Federal National Mortgage Association REMICS, Series
                             2007-103, Class AF, 3.018% (1 Month USD LIBOR +
                             100 bps), 3/25/37                                                                57,913
        57,238(a)            Federal National Mortgage Association REMICS, Series
                             2007-110, Class FA, 2.638% (1 Month USD LIBOR +
                             62 bps), 12/25/37                                                                57,839
        44,659(a)            Federal National Mortgage Association REMICS, Series
                             2008-6, Class FA, 2.718% (1 Month USD LIBOR +
                             70 bps), 2/25/38                                                                 45,284
     6,185,457(a)            Federal National Mortgage Association REMICS, Series
                             2008-7, Class FA, 2.468% (1 Month USD LIBOR +
                             45 bps), 2/25/38                                                              6,215,095
       213,496(a)            Federal National Mortgage Association REMICS, Series
                             2008-88, Class FA, 3.238% (1 Month USD LIBOR +
                             122 bps), 10/25/38                                                              218,283

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 59

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
        65,329(a)            Federal National Mortgage Association REMICS, Series
                             2009-113, Class FB, 2.568% (1 Month USD LIBOR +
                             55 bps), 1/25/40                                                         $       65,889
         8,912               Federal National Mortgage Association REMICS, Series
                             2010-17, Class DE, 3.5%, 6/25/21                                                  8,884
         5,716(a)            Federal National Mortgage Association REMICS, Series
                             2010-38, Class F, 2.318% (1 Month USD LIBOR +
                             30 bps), 4/25/25                                                                  5,713
        85,574(a)            Federal National Mortgage Association REMICS, Series
                             2010-43, Class FD, 2.618% (1 Month USD LIBOR +
                             60 bps), 5/25/40                                                                 86,396
       161,231(a)            Federal National Mortgage Association REMICS, Series
                             2010-43, Class IF, 2.518% (1 Month USD LIBOR +
                             50 bps), 5/25/40                                                                161,470
        29,391(a)            Federal National Mortgage Association REMICS, Series
                             2010-59, Class FP, 2.468% (1 Month USD LIBOR +
                             45 bps), 9/25/39                                                                 29,397
        45,441               Federal National Mortgage Association REMICS, Series
                             2010-112, Class AE, 2.0%, 10/25/25                                               45,269
       268,376(a)            Federal National Mortgage Association REMICS, Series
                             2011-19, Class FM, 2.568% (1 Month USD LIBOR +
                             55 bps), 5/25/40                                                                269,733
     2,924,107(a)            Federal National Mortgage Association REMICS, Series
                             2011-74, Class FQ, 2.318% (1 Month USD LIBOR +
                             30 bps), 12/25/33                                                             2,917,927
         7,360(a)            Federal National Mortgage Association REMICS, Series
                             2011-111, Class DF, 2.418% (1 Month USD LIBOR +
                             40 bps), 12/25/38                                                                 7,363
     4,227,872(a)            Federal National Mortgage Association REMICS, Series
                             2011-124, Class KF, 2.418% (1 Month USD LIBOR +
                             40 bps), 12/25/40                                                             4,241,846
       214,794(a)            Federal National Mortgage Association REMICS, Series
                             2012-40, Class PF, 2.518% (1 Month USD LIBOR +
                             50 bps), 4/25/42                                                                215,224
     1,681,513(a)            Federal National Mortgage Association Trust, Series
                             2003-W6, Class F, 2.616% (1 Month USD LIBOR +
                             35 bps), 9/25/42                                                              1,665,187
       751,954(a)            Federal National Mortgage Association Trust, Series
                             2005-W3, Class 2AF, 2.365% (1 Month USD LIBOR +
                             22 bps), 3/25/45                                                                749,048
        62,280(c)            Federal National Mortgage Association Trust, Series
                             2005-W3, Class 3A, 4.279%, 4/25/45                                               65,444
       101,651(c)            Federal National Mortgage Association Trust, Series
                             2005-W4, Class 3A, 4.424%, 6/25/45                                              107,741
       735,570(a)            Federal National Mortgage Association Whole Loan,
                             Series 2007-W1, Class 1AF1, 2.405% (1 Month USD
                             LIBOR + 26 bps), 11/25/46                                                       724,793
     1,392,542(c)            FirstKey Mortgage Trust, Series 2014-1, Class A2, 3.0%,
                             11/25/44 (144A)                                                               1,395,825

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
    14,240,464(a)            Freddie Mac Stacr Trust, Series 2018-HQA2, Class M1,
                             2.768% (1 Month USD LIBOR + 75 bps),
                             10/25/48 (144A)                                                          $   14,243,330
     4,152,614(a)            Freddie Mac Stacr Trust, Series 2019-DNA2, Class M1,
                             2.818% (1 Month USD LIBOR + 80 bps),
                             3/25/49 (144A)                                                                4,154,320
     7,829,570(a)            Freddie Mac Stacr Trust, Series 2019-HQA1, Class M1,
                             2.918% (1 Month USD LIBOR + 90 bps),
                             2/25/49 (144A)                                                                7,838,426
    14,300,000(a)            Freddie Mac Stacr Trust, Series 2019-HRP1, Class M2,
                             3.418% (1 Month USD LIBOR + 140 bps),
                             2/25/49 (144A)                                                               14,308,394
     3,123,385(a)            Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Series 2015-HQA2, Class M2, 4.818% (1 Month USD
                             LIBOR + 280 bps), 5/25/28                                                     3,143,694
       114,940(a)            Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Series 2016-DNA1, Class M2, 5.045% (1 Month USD
                             LIBOR + 290 bps), 7/25/28                                                       115,718
        81,423(a)            Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Series 2016-DNA2, Class M2, 4.218% (1 Month USD
                             LIBOR + 220 bps), 10/25/28                                                       81,491
     9,528,000(a)            Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Series 2016-DNA2, Class M3, 6.668% (1 Month USD
                             LIBOR + 465 bps), 10/25/28                                                   10,209,270
    17,418,000(a)            Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Series 2016-DNA3, Class M3, 7.018% (1 Month USD
                             LIBOR + 500 bps), 12/25/28                                                   18,863,300
       467,854(a)            Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Series 2016-DNA4, Class M2, 3.318% (1 Month USD
                             LIBOR + 130 bps), 3/25/29                                                       469,074
       731,427(a)            Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Series 2017-DNA1, Class M1, 3.218% (1 Month USD
                             LIBOR + 120 bps), 7/25/29                                                       733,072
     2,876,157(a)            Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Series 2017-DNA2, Class M1, 3.218% (1 Month USD
                             LIBOR + 120 bps), 10/25/29                                                    2,885,547
     1,400,000(a)            Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Series 2017-DNA2, Class M2, 5.468% (1 Month USD
                             LIBOR + 345 bps), 10/25/29                                                    1,476,955
     1,347,948(a)            Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Series 2017-HQA1, Class M1, 3.218% (1 Month USD
                             LIBOR + 120 bps), 8/25/29                                                     1,349,955
       684,868(a)            Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Series 2017-HQA2, Class M1, 2.818% (1 Month USD
                             LIBOR + 80 bps), 12/25/29                                                       685,040
    11,657,618(a)            Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Series 2017-HRP1, Class M2, 4.468% (1 Month USD
                             LIBOR + 245 bps), 12/25/42                                                   11,788,737

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 61

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
     9,105,481(a)            Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Series 2018-HQA1, Class M1, 2.718% (1 Month USD
                             LIBOR + 70 bps), 9/25/30                                                 $    9,107,522
     7,751,251(c)            Freddie Mac Structured Agency Credit Risk Debt Notes,
                             Series 2018-SPI2, Class M1, 3.817%, 5/25/48 (144A)                            7,770,851
     2,073,484(c)            Freddie Mac Whole Loan Securities Trust, Series
                             2015-SC02, Class M1, 3.671%, 9/25/45                                          2,074,642
     5,000,000(c)            FREMF Mortgage Trust, Series 2010-K6, Class B, 5.539%,
                             12/25/46 (144A)                                                               5,027,951
     9,900,000(c)            FREMF Mortgage Trust, Series 2013-K712, Class B,
                             3.401%, 5/25/45 (144A)                                                        9,889,592
     5,042,070(a)            FREMF Mortgage Trust, Series 2014-KF03, Class B,
                             6.589% (1 Month USD LIBOR + 450 bps),
                             1/25/21 (144A)                                                                5,107,733
       963,380(a)            FREMF Mortgage Trust, Series 2014-KF04, Class B,
                             5.339% (1 Month USD LIBOR + 325 bps),
                             6/25/21 (144A)                                                                  966,754
     1,715,812(a)            FREMF Mortgage Trust, Series 2014-KF05, Class B,
                             6.089% (1 Month USD LIBOR + 400 bps),
                             9/25/22 (144A)                                                                1,743,080
     2,930,828(a)            FREMF Mortgage Trust, Series 2014-KS02, Class B,
                             7.089% (1 Month USD LIBOR + 500 bps),
                             8/25/23 (144A)                                                                2,966,946
     3,907,816(a)            FREMF Mortgage Trust, Series 2018-KI01, Class B,
                             4.539% (1 Month USD LIBOR + 245 bps),
                             9/25/22 (144A)                                                                3,930,575
        94,632(a)            Global Mortgage Securitization, Ltd., Series 2004-A,
                             Class A2, 2.338% (1 Month USD LIBOR +
                             32 bps), 11/25/32 (144A)                                                         89,315
        31,342(a)            Gosforth Funding Plc, Series 2016-1A, Class A1A, 2.858%
                             (3 Month USD LIBOR + 70 bps), 2/15/58 (144A)                                     31,349
     4,776,192(a)            Gosforth Funding Plc, Series 2018-1A, Class A1, 2.582%
                             (3 Month USD LIBOR + 45 bps), 8/25/60 (144A)                                  4,769,276
       159,354(a)            Government National Mortgage Association, Series
                             2003-7, Class FB, 2.228% (1 Month USD LIBOR +
                             20 bps), 1/16/33                                                                159,354
     1,018,471(a)            Government National Mortgage Association, Series
                             2003-11, Class FA, 2.378% (1 Month USD LIBOR +
                             35 bps), 2/16/33                                                              1,019,313
       505,592(a)            Government National Mortgage Association, Series
                             2005-3, Class FC, 2.278% (1 Month USD LIBOR +
                             25 bps), 1/16/35                                                                504,154
     8,622,895(a)            Government National Mortgage Association, Series
                             2005-7, Class AF, 2.258% (1 Month USD LIBOR +
                             23 bps), 2/16/35                                                              8,576,457
       477,479(a)            Government National Mortgage Association, Series
                             2005-16, Class FA, 2.294% (1 Month USD LIBOR +
                             25 bps), 2/20/35                                                                474,343

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
       161,545(a)            Government National Mortgage Association, Series
                             2008-69, Class FA, 2.544% (1 Month USD LIBOR +
                             50 bps), 8/20/38                                                         $      162,835
       160,414(a)            Government National Mortgage Association, Series
                             2009-66, Class UF, 3.028% (1 Month USD LIBOR +
                             100 bps), 8/16/39                                                               164,617
       795,636(a)            Government National Mortgage Association, Series
                             2009-88, Class MF, 2.644% (1 Month USD LIBOR +
                             60 bps), 7/20/39                                                                799,685
       127,729(a)            Government National Mortgage Association, Series
                             2009-92, Class FJ, 2.708% (1 Month USD LIBOR +
                             68 bps), 10/16/39                                                               128,783
        43,445(a)            Government National Mortgage Association, Series
                             2010-17, Class AF, 2.444% (1 Month USD LIBOR +
                             40 bps), 10/20/38                                                                43,482
       243,683               Government National Mortgage Association, Series
                             2010-138, Class PE, 3.0%, 8/20/38                                               244,193
     7,009,931(a)            Government National Mortgage Association, Series
                             2017-4, Class FC, 2.45% (1 Month USD LIBOR +
                             35 bps), 1/20/47                                                              7,028,246
    11,276,403(a)            GPMT, Ltd., Series 2018-FL1, Class A, 2.944%
                             (1 Month USD LIBOR + 90 bps), 11/21/35 (144A)                                11,276,310
     3,250,000(a)            GPMT, Ltd., Series 2018-FL1, Class AS, 3.244%
                             (1 Month USD LIBOR + 120 bps), 11/21/35 (144A)                                3,250,013
     9,750,000(a)            Great Wolf Trust, Series 2017-WOLF, Class C, 3.348%
                             (1 Month USD LIBOR + 132 bps), 9/15/34 (144A)                                 9,746,899
    13,000,000(a)            GS Mortgage Securities Corp. Trust, Series 2017-500K,
                             Class B, 2.928% (1 Month USD LIBOR +
                             90 bps), 7/15/32 (144A)                                                      12,975,634
     3,500,000(a)            GS Mortgage Securities Corp. Trust, Series 2017-STAY,
                             Class B, 3.128% (1 Month USD LIBOR +
                             110 bps), 7/15/32 (144A)                                                      3,448,395
    18,000,000(a)            GS Mortgage Securities Corp. Trust, Series 2018-FBLU,
                             Class C, 3.628% (1 Month USD LIBOR +
                             160 bps), 11/15/35 (144A)                                                    18,011,110
    14,700,000(a)            GS Mortgage Securities Corp. Trust, Series 2018-TWR,
                             Class A, 2.928% (1 Month USD LIBOR +
                             90 bps), 7/15/31 (144A)                                                      14,667,700
     7,400,000(a)            GS Mortgage Securities Corp. Trust, Series 2019-SMP,
                             Class D, 4.09% (1 Month USD LIBOR +
                             195 bps), 8/15/32 (144A)                                                      7,400,009
     4,300,000(a)            GS Mortgage Securities Trust, Series 2018-HART,
                             Class A, 3.118% (1 Month USD LIBOR + 109 bps),
                             10/15/31 (144A)                                                               4,298,728
     9,729,000(a)            GS Mortgage Securities Trust, Series 2018-HART,
                             Class B, 3.328% (1 Month USD LIBOR + 130 bps),
                             10/15/31 (144A)                                                               9,739,072

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 63

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
     4,178,897(a)            Holmes Master Issuer Plc, Series 2018-2A,
                             Class A2, 2.723% (3 Month USD LIBOR + 42 bps),
                             10/15/54 (144A)                                                          $    4,176,933
     1,250,000(a)            Home Partners of America Trust, Series 2016-2,
                             Class C, 4.425% (1 Month USD LIBOR + 240 bps),
                             10/17/33 (144A)                                                               1,249,998
    13,589,344(a)            Home Partners of America Trust, Series 2017-1,
                             Class A, 2.842% (1 Month USD LIBOR + 82 bps),
                             7/17/34 (144A)                                                               13,572,293
     7,200,000(a)            Home Partners of America Trust, Series 2017-1,
                             Class B, 3.375% (1 Month USD LIBOR + 135 bps),
                             7/17/34 (144A)                                                                7,202,598
     7,558,095(a)            Home Re, Ltd., Series 2018-1, Class M1, 3.618%
                             (1 Month USD LIBOR + 160 bps), 10/25/28 (144A)                                7,562,311
    16,183,000(a)            Home Re, Ltd., Series 2019-1, Class M1, 3.668%
                             (1 Month USD LIBOR + 165 bps), 5/25/29 (144A)                                16,201,900
     2,157,037(a)            HomeBanc Mortgage Trust, Series 2005-3, Class A1,
                             2.258% (1 Month USD LIBOR + 24 bps), 7/25/35                                  2,155,944
     9,898,807(a)            HPLY Trust, Series 2019-HIT, Class C, 3.628% (1 Month
                             USD LIBOR + 160 bps), 11/15/36 (144A)                                         9,898,784
     8,300,000(a)            Hudsons Bay Simon JV Trust, Series 2015-HBFL,
                             Class AFL, 4.075% (1 Month USD LIBOR + 183 bps),
                             8/5/34 (144A)                                                                 8,313,417
    10,200,000(a)            Hunt CRE, Ltd., Series 2017-FL1, Class A, 3.028%
                             (1 Month USD LIBOR + 100 bps), 8/15/34 (144A)                                10,156,549
     8,300,000(a)            IMT Trust, Series 2017-APTS, Class BFL, 2.978%
                             (1 Month USD LIBOR + 95 bps), 6/15/34 (144A)                                  8,292,216
     8,665,000(a)            InTown Hotel Portfolio Trust, Series 2018-STAY, Class A,
                             2.728% (1 Month USD LIBOR + 70 bps),
                             1/15/33 (144A)                                                                8,651,383
     4,230,000(a)            InTown Hotel Portfolio Trust, Series 2018-STAY, Class B,
                             3.078% (1 Month USD LIBOR + 105 bps),
                             1/15/33 (144A)                                                                4,225,993
     1,774,570(a)            JP Morgan Chase Commercial Mortgage Securities
                             Corp., Series 2017-FL10, Class B, 3.028% (1 Month
                             USD LIBOR + 100 bps), 6/15/32 (144A)                                          1,767,443
     3,600,000(a)            JP Morgan Chase Commercial Mortgage Securities
                             Corp., Series 2019-BKWD, Class C, 3.65% (1 Month
                             USD LIBOR + 160 bps), 9/15/29 (144A)                                          3,600,129
     1,650,000(a)            JP Morgan Chase Commercial Mortgage Securities
                             Corp., Series 2019-BKWD, Class E, 4.65% (1 Month
                             USD LIBOR + 260 bps), 9/15/29 (144A)                                          1,654,644
     2,078,000(c)            JP Morgan Chase Commercial Mortgage Securities Trust,
                             Series 2015-UES, Class C, 3.742%, 9/5/32 (144A)                               2,088,633
    11,900,000(a)            JP Morgan Chase Commercial Mortgage Securities Trust,
                             Series 2017-FL11, Class B, 3.128% (1 Month USD
                             LIBOR + 110 bps), 10/15/32 (144A)                                            11,889,441
     7,300,000(a)            JP Morgan Chase Commercial Mortgage Securities Trust,
                             Series 2018-PHH, Class B, 3.188% (1 Month USD
                             LIBOR + 116 bps), 6/15/35 (144A)                                              7,287,399

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
     2,800,000(a)            JP Morgan Chase Commercial Mortgage Securities Trust,
                             Series 2018-WPT, Class BFL, 3.317% (1 Month USD
                             LIBOR + 125 bps), 7/5/33 (144A)                                          $    2,801,794
     4,000,000(a)            JP Morgan Chase Commercial Mortgage Securities Trust,
                             Series 2018-WPT, Class CFL, 3.717% (1 Month USD
                             LIBOR + 165 bps), 7/5/33 (144A)                                               4,005,064
    10,300,000(a)            JP Morgan Chase Commercial Mortgage Securities Trust,
                             Series 2019-MFP, Class E, 4.128% (1 Month USD
                             LIBOR + 210 bps), 7/15/36 (144A)                                             10,325,739
     6,966,887(a)            JP Morgan Mortgage Trust, Series 2018-7FRB, Class A2,
                             2.895% (1 Month USD LIBOR + 75 bps),
                             4/25/46 (144A)                                                                6,944,180
     3,165,903(a)            JP Morgan Mortgage Trust, Series 2018-7FRB, Class A3,
                             2.895% (1 Month USD LIBOR + 75 bps),
                             4/25/46 (144A)                                                                3,144,802
     2,301,100(a)            JP Morgan Seasoned Mortgage Trust, Series 2014-1,
                             Class AM, 2.518% (1 Month USD LIBOR +
                             50 bps), 5/25/33 (144A)                                                       2,280,728
     6,698,761(c)            JP Morgan Seasoned Mortgage Trust, Series 2014-1,
                             Class B1, 3.09%, 5/25/33 (144A)                                               6,555,059
       719,250(a)            JP Morgan Trust, Series 2015-1, Class 1A14, 3.692%
                             (1 Month USD LIBOR + 125 bps), 12/25/44 (144A)                                  717,462
       194,615               JPMBB Commercial Mortgage Securities Trust, Series
                             2014-C19, Class A2, 3.046%, 4/15/47                                             196,798
     1,208,191               JPMBB Commercial Mortgage Securities Trust, Series
                             2014-C22, Class A2, 3.037%, 9/15/47                                           1,207,008
     4,600,000(a)            KNDL Mortgage Trust, Series 2019-KNSQ, Class D, 3.378%
                             (1 Month USD LIBOR + 135 bps), 5/15/36 (144A)                                 4,600,718
     3,200,000(a)            Lanark Master Issuer Plc, Series 2018-1A, Class 1A,
                             2.57% (3 Month USD LIBOR + 42 bps),
                             12/22/69 (144A)                                                               3,200,019
     2,401,414(a)            LMREC, Inc., Series 2016-CRE2, Class A, 3.737%
                             (1 Month USD LIBOR + 170 bps), 11/24/31 (144A)                                2,404,215
     6,942,876(a)            LSTAR Securities Investment Trust, Series 2019-2,
                             Class A1, 3.589% (1 Month USD LIBOR +
                             150 bps), 4/1/24 (144A)                                                       6,942,876
    10,948,828(a)            LSTAR Securities Investment, Ltd., Series 2019-3,
                             Class A1, 3.589% (1 Month USD LIBOR +
                             150 bps), 4/1/24 (144A)                                                      10,971,994
    29,178,873(a)            LSTAR Securities Investment, Ltd., Series 2019-4,
                             Class A1, 3.589% (1 Month USD LIBOR +
                             150 bps), 5/1/24 (144A)                                                      29,213,278
        13,798(c)            Merrill Lynch Mortgage Investors Trust, Series 2003-G,
                             Class A3, 4.188%, 1/25/29                                                        14,054
       720,845(a)            Merrill Lynch Mortgage Investors Trust, Series 2003-H,
                             Class A1, 2.658% (1 Month USD LIBOR +
                             64 bps), 1/25/29                                                                724,469

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 65

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
       547,230(a)            Merrill Lynch Mortgage Investors Trust, Series 2004-B,
                             Class A2, 3.1% (6 Month USD LIBOR +
                             54 bps), 5/25/29                                                         $      547,241
        36,262(a)            Merrill Lynch Mortgage Investors Trust, Series 2004-C,
                             Class A2B, 3.22% (6 Month USD LIBOR +
                             100 bps), 7/25/29                                                                35,852
       110,389(c)            Merrill Lynch Mortgage Investors Trust, Series 2004-D,
                             Class A3, 4.262%, 9/25/29                                                       111,379
       153,888(a)            Merrill Lynch Mortgage Investors Trust, Series 2004-G,
                             Class A2, 2.82% (6 Month USD LIBOR +
                             60 bps), 1/25/30                                                                152,235
     3,641,177(c)            Mill City Mortgage Loan Trust, Series 2018-4,
                             Class A1A, 3.5%, 4/25/66 (144A)                                               3,637,628
     1,815,467(c)            Morgan Stanley Capital I Trust, Series 2007-T25,
                             Class AJ, 5.574%, 11/12/49                                                    1,836,145
     8,500,000(a)            Morgan Stanley Capital I Trust, Series 2017-ASHF,
                             Class B, 3.278% (1 Month USD LIBOR +
                             125 bps), 11/15/34 (144A)                                                     8,478,684
     8,250,000(a)            Morgan Stanley Capital I Trust, Series 2017-CLS,
                             Class C, 3.028% (1 Month USD LIBOR +
                             100 bps), 11/15/34 (144A)                                                     8,250,012
     6,675,000(a)            Morgan Stanley Capital I Trust, Series 2018-BOP,
                             Class B, 3.278% (1 Month USD LIBOR +
                             125 bps), 8/15/33 (144A)                                                      6,674,987
     9,280,000(a)            Morgan Stanley Capital I Trust, Series 2019-AGLN,
                             Class C, 3.478% (1 Month USD LIBOR +
                             145 bps), 3/15/34 (144A)                                                      9,279,976
    14,300,000(a)            Morgan Stanley Capital I Trust, Series 2019-PLND,
                             Class C, 3.528% (1 Month USD LIBOR +
                             150 bps), 5/15/36 (144A)                                                     14,299,969
       104,668(a)            Morgan Stanley Mortgage Loan Trust, Series 2005-6AR,
                             Class 1A1, 2.298% (1 Month USD LIBOR +
                             28 bps), 11/25/35                                                               104,633
     1,689,931(a)            Morgan Stanley Mortgage Loan Trust, Series 2005-6AR,
                             Class 1A4, 2.388% (1 Month USD LIBOR +
                             37 bps), 11/25/35                                                             1,689,089
     6,199,276(c)            Morgan Stanley Residential Mortgage Loan Trust,
                             Series 2014-1A, Class A1, 3.067%, 6/25/44 (144A)                              6,210,814
    10,169,635(a)            Motel 6 Trust, Series 2017-MTL6, Class C, 3.428%
                             (1 Month USD LIBOR + 140 bps), 8/15/34 (144A)                                10,169,567
     4,750,000(a)            MTRO Commercial Mortgage Trust, Series 2019-TECH,
                             Class C, 3.328% (1 Month USD LIBOR +
                             130 bps), 12/15/33 (144A)                                                     4,752,972
     3,662,523(a)            Natixis Commercial Mortgage Securities Trust, Series
                             2018-FL1, Class MCR1, 4.545% (1 Month USD
                             LIBOR + 235 bps), 6/15/35 (144A)                                              3,662,324
       366,136(a)            NCUA Guaranteed Notes Trust, Series 2011-C1,
                             Class 2A, 2.587% (1 Month USD LIBOR +
                             53 bps), 3/9/21                                                                 365,835

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
    16,240,618(a)            New Residential Mortgage Loan Trust, Series 2018-4A,
                             Class A1S, 2.768% (1 Month USD LIBOR +
                             75 bps), 1/25/48 (144A)                                                  $   16,192,406
     2,965,097(c)            Oaks Mortgage Trust, Series 2015-1, Class A9, 3.0%,
                             4/25/46 (144A)                                                                2,964,592
    21,497,691(a)            Oaktown Re II, Ltd., Series 2018-1A, Class M1, 3.568%
                             (1 Month USD LIBOR + 155 bps), 7/25/28 (144A)                                21,524,154
     3,620,000(a)            Oaktown Re III, Ltd., Series 2019-1A, Class B1A, 5.518%
                             (1 Month USD LIBOR + 350 bps), 7/25/29 (144A)                                 3,638,542
    13,573,000(a)            Oaktown Re III, Ltd., Series 2019-1A, Class M1B, 3.968%
                             (1 Month USD LIBOR + 195 bps), 7/25/29 (144A)                                13,602,483
       735,000               OBP Depositor LLC Trust, Series 2010-OBP, Class A,
                             4.646%, 7/15/45 (144A)                                                          739,813
    24,630,491(a)            OBX Trust, Series 2018-EXP2, Class 2A1A, 2.768%
                             (1 Month USD LIBOR + 75 bps), 7/25/58 (144A)                                 24,592,624
    11,722,403(a)            OBX Trust, Series 2019-EXP1, Class 2A2, 3.168%
                             (1 Month USD LIBOR + 115 bps), 1/25/59 (144A)                                11,693,179
     1,204,468(a)            Opteum Mortgage Acceptance Corp. Asset Backed
                             Pass-Through Certificates, Series 2005-4, Class 1A2,
                             2.408% (1 Month USD LIBOR + 39 bps), 11/25/35                                 1,210,133
       132,360(a)            Pepper Residential Securities Trust No. 17, Series 17A,
                             Class A1UA, 3.149% (1 Month USD LIBOR +
                             110 bps), 3/10/58 (144A)                                                        132,388
       976,750(a)            Pepper Residential Securities Trust No. 18, Series 18A,
                             Class A1UA, 2.989% (1 Month USD LIBOR +
                             95 bps), 3/12/47 (144A)                                                         976,861
     4,425,997(a)            Pepper Residential Securities Trust No. 21, Series 21A,
                             Class A1U, 2.908% (1 Month USD LIBOR +
                             88 bps), 1/16/60 (144A)                                                       4,427,905
     9,199,675(a)            Pepper Residential Securities Trust No. 22, Series 22A,
                             Class A1U, 3.044% (1 Month USD LIBOR +
                             100 bps), 6/20/60 (144A)                                                      9,205,841
     7,250,000               Permanent Master Issuer Plc, Series 2018-1A,
                             Class 1A1, 2.683% (3 Month USD LIBOR + 38 bps),
                             7/15/58 (144A)                                                                7,252,103
    13,343,824(a)            Radnor Re, Ltd., Series 2018-1, Class M1, 3.418%
                             (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)                                13,361,995
     2,373,000(a)            Radnor Re, Ltd., Series 2019-1, Class M1A, 3.268%
                             (1 Month USD LIBOR + 125 bps), 2/25/29 (144A)                                 2,372,357
     7,780,000(a)            Radnor Re, Ltd., Series 2019-1, Class M1B, 3.968%
                             (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)                                 7,812,893
    17,250,000(a)            Radnor Re, Ltd., Series 2019-2, Class M1B, 3.768%
                             (1 Month USD LIBOR + 175 bps), 6/25/29 (144A)                                17,230,828
       693,240(a)            RAIT Trust, Series 2017-FL7, Class A, 2.978% (1 Month
                             USD LIBOR + 95 bps), 6/15/37 (144A)                                             692,892
           572(a)            RALI Trust, Series 2002-QS16, Class A2, 2.695%
                             (1 Month USD LIBOR + 55 bps), 10/25/17                                              588
       155,451               ReadyCap Mortgage Trust, Series 2016-3, Class A,
                             2.94%, 11/20/38 (144A)                                                          155,433

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 67

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
     2,264,849(a)            RESI Finance LP, Series 2003-CB1, Class B3, 3.499%
                             (1 Month USD LIBOR + 145 bps), 6/10/35 (144A)                            $    2,021,019
     7,097,763(a)            Resimac MBS Trust, Series 2018-2A, Class A1A,
                             2.899% (1 Month USD LIBOR + 85 bps),
                             4/10/50 (144A)                                                                7,106,997
     2,206,099(a)            Resimac Premier, Series 2017-1A, Class A1A, 3.0%
                             (1 Month USD LIBOR + 95 bps), 9/11/48 (144A)                                  2,205,693
     3,477,898(a)            Resimac Premier, Series 2018-1A, Class A1, 2.849%
                             (1 Month USD LIBOR + 80 bps), 11/10/49 (144A)                                 3,470,428
    13,500,000(a)            RESIMAC Premier Series 2019-2, Series 2019-2A,
                             Class A1, 3.078% (1 Month USD LIBOR + 95 bps),
                             2/10/51 (144A)                                                               13,499,973
     6,901,886(a)            RETL, Series 2019-RVP, Class A, 3.178% (1 Month USD
                             LIBOR + 115 bps), 3/15/36 (144A)                                              6,906,172
    14,620,323(c)            RMF Buyout Issuance Trust, Series 2019-1, Class A,
                             2.475%, 7/25/29 (144A)                                                       14,617,500
     4,500,000(c)            RMF Buyout Issuance Trust, Series 2019-1, Class M2,
                             2.872%, 7/25/29 (144A)                                                        4,508,775
     7,546,874(a)            Shelter Growth CRE Issuer, Ltd., Series 2018-FL1,
                             Class A, 3.028% (1 Month USD LIBOR +
                             100 bps), 1/15/35 (144A)                                                      7,544,525
        93,750(a)            Silver Creek CLO, Ltd., Series 2014-1A, Class X, 3.128%
                             (3 Month USD LIBOR + 85 bps), 7/20/30 (144A)                                     93,757
     4,144,000(a)            Silverstone Master Issuer Plc, Series 2018-1A, Class 1A,
                             2.668% (3 Month USD LIBOR + 39 bps),
                             1/21/70 (144A)                                                                4,133,454
     5,000,000(a)            Silverstone Master Issuer Plc, Series 2019-1A, Class 1A,
                             2.848% (3 Month USD LIBOR + 57 bps),
                             1/21/70 (144A)                                                                5,005,310
     7,104,027(a)            SLIDE, Series 2018-FUN, Class B, 3.278% (1 Month USD
                             LIBOR + 125 bps), 6/15/31 (144A)                                              7,101,755
     6,985,226(a)            STACR Trust, Series 2018-DNA3, Class M1, 2.768%
                             (1 Month USD LIBOR + 75 bps), 9/25/48 (144A)                                  6,991,176
     7,618,501(a)            STACR Trust, Series 2018-HRP1, Class M2, 3.668%
                             (1 Month USD LIBOR + 165 bps), 4/25/43 (144A)                                 7,639,752
     1,306,396(a)            STACR Trust, Series 2018-HRP1, Class M2A, 3.668%
                             (1 Month USD LIBOR + 165 bps), 4/25/43 (144A)                                 1,309,468
     3,950,000(a)            STACR Trust, Series 2018-HRP2, Class M2, 3.268%
                             (1 Month USD LIBOR + 125 bps), 2/25/47 (144A)                                 3,961,221
    17,605,000(a)            STACR Trust, Series 2018-HRP2, Class M3, 4.418%
                             (1 Month USD LIBOR + 240 bps), 2/25/47 (144A)                                17,983,537
     7,500,000(a)            Starwood Waypoint Homes Trust, Series 2017-1,
                             Class B, 3.198% (1 Month USD LIBOR + 117 bps),
                             1/17/35 (144A)                                                                7,492,823
     8,020,249(a)            Stonemont Portfolio Trust, Series 2017-MONT,
                             Class B, 3.144% (1 Month USD LIBOR + 110 bps),
                             8/20/30 (144A)                                                                8,015,183
     2,674,905(c)            Sutherland Commercial Mortgage Loans, Series
                             2017-SBC6, Class A, 3.192%, 5/25/37 (144A)                                    2,645,845

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Mortgage Obligations -- (continued)
     5,856,991(c)            Sutherland Commercial Mortgage Loans, Series
                             2018-SBC7, Class A, 4.72%, 5/25/39 (144A)                                $    5,917,304
       612,500(a)            TCI-Symphony CLO, Ltd., Series 2017-1A, Class X, 3.103%
                             (3 Month USD LIBOR + 80 bps), 7/15/30 (144A)                                    612,520
     4,374,433(a)            Tharaldson Hotel Portfolio Trust, Series 2018-THL,
                             Class C, 3.392% (1 Month USD LIBOR +
                             135 bps), 11/11/34 (144A)                                                     4,374,377
    16,818,448(a)            Towd Point HE Trust, Series 2019-HE1, Class A1, 2.918%
                             (1 Month USD LIBOR + 90 bps), 4/25/48 (144A)                                 16,820,282
        38,555(a)            Velocity Commercial Capital Loan Trust, Series 2016-1,
                             Class AFL, 4.468% (1 Month USD LIBOR +
                             245 bps), 4/25/46 (144A)                                                         38,600
     7,400,000(a)            VMC Finance LLC, Series 2018-FL2, Class B, 3.375%
                             (1 Month USD LIBOR + 135 bps), 10/15/35 (144A)                                7,390,877
     3,692,846(c)            WaMu Commercial Mortgage Securities Trust, Series
                             2006-SL1, Class C, 3.978%, 11/23/43 (144A)                                    3,709,441
    12,800,000(a)            Wells Fargo Commercial Mortgage Trust, Series
                             2017-SMP, Class C, 3.228% (1 Month USD LIBOR +
                             120 bps), 12/15/34 (144A)                                                    12,783,183
     5,958,608(c)            WinWater Mortgage Loan Trust, Series 2015-2, Class A5,
                             3.0%, 2/20/45 (144A)                                                          6,044,788
--------------------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $1,610,681,336)                                                    $1,607,658,602
--------------------------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 15.9% of Net Assets
                             Aerospace & Defense -- 0.3%
     7,567,000               Boeing Capital Corp., 4.7%, 10/27/19                                     $    7,578,577
     9,335,000(a)            United Technologies Corp., 2.603% (3 Month USD
                             LIBOR + 35 bps), 11/1/19                                                      9,337,026
       905,000(a)            United Technologies Corp., 2.818% (3 Month USD
                             LIBOR + 65 bps), 8/16/21                                                        905,081
                                                                                                      --------------
                             Total Aerospace & Defense                                                $   17,820,684
--------------------------------------------------------------------------------------------------------------------
                             Agriculture -- 0.3%
    10,970,000(a)            BAT Capital Corp., 2.765% (3 Month USD LIBOR +
                             59 bps), 8/14/20                                                         $   10,991,027
     3,290,000               BAT International Finance PLC, 2.75%, 6/15/20 (144A)                          3,299,768
     1,180,000               Reynolds American, Inc., 3.25%, 6/12/20                                       1,187,463
                                                                                                      --------------
                             Total Agriculture                                                        $   15,478,258
--------------------------------------------------------------------------------------------------------------------
                             Auto Manufacturers -- 1.4%
     8,833,000(a)            American Honda Finance Corp., 2.379% (3 Month
                             USD LIBOR + 26 bps), 6/16/20                                             $    8,844,107
     4,275,000(a)            American Honda Finance Corp., 2.391% (3 Month
                             USD LIBOR + 21 bps), 2/12/21                                                  4,273,933
     2,000,000(a)            American Honda Finance Corp., 2.515% (3 Month
                             USD LIBOR + 34 bps), 2/14/20                                                  2,002,397

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 69

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Auto Manufacturers -- (continued)
     2,850,000(a)            American Honda Finance Corp., 2.64% (3 Month
                             USD LIBOR + 54 bps), 6/27/22                                             $    2,859,757
     7,500,000(a)            BMW US Capital LLC, 2.545% (3 Month USD LIBOR +
                             37 bps), 8/14/20 (144A)                                                       7,513,002
     2,650,000(a)            Daimler Finance North America LLC, 2.886% (3 Month
                             USD LIBOR + 62 bps), 10/30/19 (144A)                                          2,651,601
       780,000(a)            Ford Motor Credit Co. LLC, 3.217% (3 Month USD
                             LIBOR + 93 bps), 11/4/19                                                        780,045
     2,015,000(a)            Ford Motor Credit Co. LLC, 3.22% (3 Month USD
                             LIBOR + 88 bps), 10/12/21                                                     1,980,688
     2,980,000(a)            Ford Motor Credit Co. LLC, 3.311% (3 Month USD
                             LIBOR + 100 bps), 1/9/20                                                      2,980,337
     2,854,000(a)            General Motors Co., 3.009% (3 Month USD LIBOR +
                             80 bps), 8/7/20                                                               2,859,318
     1,970,000(a)            Nissan Motor Acceptance Corp., 2.494% (3 Month
                             USD LIBOR + 39 bps), 9/28/20 (144A)                                           1,969,296
     6,020,000               Nissan Motor Acceptance Corp., 2.55%, 3/8/21 (144A)                           6,024,579
     6,750,000(a)            Nissan Motor Acceptance Corp., 2.639% (3 Month
                             USD LIBOR + 52 bps), 3/15/21 (144A)                                           6,746,627
     3,530,000(a)            Nissan Motor Acceptance Corp., 2.693% (3 Month
                             USD LIBOR + 39 bps), 7/13/20 (144A)                                           3,530,283
     8,889,000(a)            PACCAR Financial Corp., 2.441% (3 Month USD
                             LIBOR + 26 bps), 5/10/21                                                      8,894,138
     5,950,000(a)            Toyota Motor Credit Corp., 2.315% (3 Month USD
                             LIBOR + 17 bps), 9/18/20                                                      5,954,614
     3,000,000(a)            Toyota Motor Credit Corp., 2.502% (3 Month USD
                             LIBOR + 37 bps), 3/12/20                                                      3,004,714
     5,487,000(a)            Toyota Motor Credit Corp., 2.563% (3 Month USD
                             LIBOR + 26 bps), 4/17/20                                                      5,492,369
     3,063,000(a)            Toyota Motor Credit Corp., 2.74% (3 Month USD
                             LIBOR + 44 bps), 10/18/19                                                     3,063,974
     5,550,000(a)            Volkswagen Group of America Finance LLC, 3.121%
                             (3 Month USD LIBOR + 94 bps), 11/12/21 (144A)                                 5,580,723
                                                                                                      --------------
                             Total Auto Manufacturers                                                 $   87,006,502
--------------------------------------------------------------------------------------------------------------------
                             Banks -- 6.8%
    17,388,000               ABN AMRO Bank NV, 2.45%, 6/4/20 (144A)                                   $   17,407,996
    14,585,000(a)            Bank of America Corp., 2.938% (3 Month USD LIBOR +
                             66 bps), 7/21/21                                                             14,625,066
     3,100,000(a)            Bank of America Corp., 3.438% (3 Month USD LIBOR +
                             116 bps), 1/20/23                                                             3,137,169
     2,082,000(a)            Bank of America Corp., 3.723% (3 Month USD LIBOR +
                             142 bps), 4/19/21                                                             2,118,109
     4,214,000(a)            Bank of Montreal, 2.559% (3 Month USD LIBOR +
                             44 bps), 6/15/20                                                              4,223,903
     2,820,000(a)            Bank of Montreal, 2.643% (3 Month USD LIBOR +
                             34 bps), 7/13/20                                                              2,826,153
     1,000,000               Bank of New York Mellon Corp., 2.6%, 8/17/20                                  1,004,729

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Banks -- (continued)
    15,811,000(a)            Bank of Nova Scotia, 2.718% (3 Month USD LIBOR +
                             44 bps), 4/20/21                                                         $   15,870,761
     6,589,000               Banque Federative du Credit Mutuel SA, 2.2%,
                             7/20/20 (144A)                                                                6,597,062
     8,050,000(a)            Banque Federative du Credit Mutuel SA, 2.768%
                             (3 Month USD LIBOR + 49 bps), 7/20/20 (144A)                                  8,072,135
     6,400,000(a)            Barclays Plc, 3.588% (3 Month USD LIBOR +
                             143 bps), 2/15/23                                                             6,396,827
     2,905,000               BB&T Corp., 2.45%, 1/15/20                                                    2,906,870
     3,970,000(a)            BB&T Corp., 2.473% (3 Month USD LIBOR +
                             22 bps), 2/1/21                                                               3,966,438
     3,065,000(a)            BB&T Corp., 3.018% (3 Month USD LIBOR +
                             72 bps), 1/15/20                                                              3,069,137
     9,140,000               BNP Paribas SA, 2.375%, 5/21/20                                               9,167,269
     3,000,000(a)            Branch Banking & Trust Co., 2.753% (3 Month USD
                             LIBOR + 45 bps), 1/15/20                                                      3,002,610
     4,450,000(a)            Citibank NA, 2.573% (3 Month USD LIBOR +
                             32 bps), 5/1/20                                                               4,455,116
     5,765,000(a)            Citibank NA, 2.829% (3 Month USD LIBOR +
                             57 bps), 7/23/21                                                              5,797,812
     2,975,000               Citigroup, Inc., 2.65%, 10/26/20                                              2,993,216
     6,430,000(a)            Citigroup, Inc., 3.128% (3 Month USD LIBOR +
                             79 bps), 1/10/20                                                              6,438,031
    11,345,000(a)            Citizens Bank NA, 2.678% (3 Month USD LIBOR +
                             54 bps), 3/2/20                                                              11,357,700
     4,410,000(a)            Citizens Bank NA, 2.702% (3 Month USD LIBOR +
                             57 bps), 5/26/20                                                              4,420,721
     9,820,000(a)            Cooperatieve Rabobank UA, 2.697% (3 Month USD
                             LIBOR + 43 bps), 4/26/21                                                      9,855,016
    10,490,000               Credit Suisse Group Funding Guernsey, Ltd.,
                             2.75%, 3/26/20                                                               10,518,016
       640,000               Credit Suisse Group Funding Guernsey, Ltd.,
                             3.125%, 12/10/20                                                                646,001
     5,015,000               Discover Bank, 3.1%, 6/4/20                                                   5,042,123
    14,546,000(a)            DNB Bank ASA, 2.455% (3 Month USD LIBOR +
                             37 bps), 10/2/20 (144A)                                                      14,568,400
     6,275,000(a)            Federation des Caisses Desjardins du Quebec,
                             2.596% (3 Month USD LIBOR + 33 bps),
                             10/30/20 (144A)                                                               6,289,529
     4,005,000(a)            Fifth Third Bank, 2.516% (3 Month USD LIBOR +
                             25 bps), 10/30/20                                                             4,008,233
     3,603,000(a)            Goldman Sachs Group, Inc., 3.279% (3 Month USD
                             LIBOR + 102 bps), 10/23/19                                                    3,605,240
     2,995,000(a)            Goldman Sachs Group, Inc., 3.319% (3 Month USD
                             LIBOR + 120 bps), 9/15/20                                                     3,018,088
     8,535,000(a)            Goldman Sachs Group, Inc., 3.636% (3 Month USD
                             LIBOR + 136 bps), 4/23/21                                                     8,650,927

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 71

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Banks -- (continued)
     6,770,000(a)            HSBC Holdings Plc, 2.724% (3 Month USD LIBOR +
                             60 bps), 5/18/21                                                         $    6,776,970
     7,780,000(a)            HSBC Holdings Plc, 2.782% (3 Month USD LIBOR +
                             65 bps), 9/11/21                                                              7,790,627
       700,000(a)            ING Bank NV, 3.094% (3 Month USD LIBOR + 97 bps),
                             8/17/20 (144A)                                                                  705,096
     8,708,000(a)            JPMorgan Chase & Co., 2.652% (3 Month USD LIBOR +
                             55 bps), 3/9/21                                                               8,717,713
     2,750,000(a)            JPMorgan Chase Bank NA, 2.37% (SOFRRATE +
                             55 bps), 10/19/20                                                             2,752,090
     5,885,000(a)            JPMorgan Chase Bank NA, 2.607% (3 Month USD
                             LIBOR + 34 bps), 4/26/21                                                      5,888,137
     5,500,000               KeyBank NA, 2.5%, 12/15/19                                                    5,503,005
     2,905,000(a)            KeyBank NA, 2.913% (3 Month USD LIBOR +
                             66 bps), 2/1/22                                                               2,918,194
    12,892,000(a)            Lloyds Bank Plc, 2.699% (3 Month USD LIBOR +
                             49 bps), 5/7/21                                                              12,890,687
     8,000,000(a)            Macquarie Bank Ltd., 2.618% (3 Month USD LIBOR +
                             45 bps), 8/6/21 (144A)                                                        8,000,617
     5,800,000(a)            Mitsubishi UFJ Financial Group, Inc., 2.802%
                             (3 Month USD LIBOR + 70 bps), 3/7/22                                          5,803,790
     8,820,000(a)            Mitsubishi UFJ Financial Group, Inc., 2.917%
                             (3 Month USD LIBOR + 65 bps), 7/26/21                                         8,849,817
     5,075,000               Mizuho Financial Group, Inc., 2.273%, 9/13/21                                 5,071,871
     5,680,000(a)            Mizuho Financial Group, Inc., 3.084% (3 Month
                             USD LIBOR + 94 bps), 2/28/22                                                  5,718,482
     2,265,000               Nordea Bank Abp, 2.5%, 9/17/20 (144A)                                         2,276,179
     5,242,000(a)            Nordea Bank Abp, 2.587% (3 Month USD LIBOR +
                             47 bps), 5/29/20 (144A)                                                       5,254,532
     9,220,000               PNC Bank NA, 2.3%, 6/1/20                                                     9,233,005
     6,000,000(a)            PNC Bank NA, 2.709% (3 Month USD LIBOR +
                             45 bps), 7/22/22                                                              5,998,138
     3,960,000(a)            Royal Bank of Canada, 2.507% (3 Month USD LIBOR +
                             24 bps), 10/26/20                                                             3,964,926
     3,115,000(a)            Royal Bank of Canada, 2.518% (3 Month USD LIBOR +
                             38 bps), 3/2/20                                                               3,119,860
     3,000,000(a)            Royal Bank of Canada, 2.726% (3 Month USD LIBOR +
                             47 bps), 4/29/22                                                              3,005,977
     5,435,000(a)            Skandinaviska Enskilda Banken AB, 2.554% (3 Month
                             USD LIBOR + 43 bps), 5/17/21 (144A)                                           5,448,642
     3,779,000(a)            State Street Corp., 3.024% (3 Month USD LIBOR +
                             90 bps), 8/18/20                                                              3,805,772
     3,950,000(a)            Sumitomo Mitsui Banking Corp., 2.61% (3 Month
                             USD LIBOR + 31 bps), 10/18/19                                                 3,950,905
     5,020,000(a)            Sumitomo Mitsui Banking Corp., 2.653% (3 Month
                             USD LIBOR + 35 bps), 1/17/20                                                  5,024,651

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Banks -- (continued)
     3,150,000(a)            Sumitomo Mitsui Banking Corp., 2.692% (3 Month
                             USD LIBOR + 37 bps), 10/16/20                                            $    3,156,697
     7,800,000(a)            SunTrust Bank, 2.786% (3 Month USD LIBOR +
                             53 bps), 1/31/20                                                              7,809,043
     5,700,000(a)            Svenska Handelsbanken AB, 2.462% (3 Month USD
                             LIBOR + 36 bps), 9/8/20                                                       5,713,088
    11,387,000(a)            Toronto-Dominion Bank, 2.399% (3 Month USD LIBOR +
                             26 bps), 9/17/20                                                             11,407,918
     1,000,000(a)            Toronto-Dominion Bank, 2.943% (3 Month USD LIBOR +
                             64 bps), 7/19/23                                                              1,005,335
     4,849,000(a)            UBS AG, 2.618% (3 Month USD LIBOR +
                             48 bps), 12/1/20 (144A)                                                       4,861,279
     3,960,000(a)            US Bank NA, 2.399% (3 Month USD LIBOR +
                             14 bps), 10/23/20                                                             3,952,968
     4,450,000(a)            US Bank NA, 2.587% (3 Month USD LIBOR +
                             32 bps), 4/26/21                                                              4,457,150
     9,195,000(a)            US Bank NA, 2.597% (3 Month USD LIBOR +
                             31 bps), 2/4/21                                                               9,216,406
     2,965,000(a)            US Bank NA, 2.603% (3 Month USD LIBOR +
                             32 bps), 1/24/20                                                              2,967,159
     3,795,000(a)            Wells Fargo & Co., 2.946% (3 Month USD LIBOR +
                             68 bps), 1/30/20                                                              3,803,071
     3,125,000(a)            Wells Fargo & Co., 3.393% (3 Month USD LIBOR +
                             111 bps), 1/24/23                                                             3,159,287
     4,450,000(a)            Wells Fargo & Co., 3.473% (3 Month USD LIBOR +
                             134 bps), 3/4/21                                                              4,513,622
     3,224,000(a)            Wells Fargo Bank NA, 2.533% (3 Month USD LIBOR +
                             23 bps), 1/15/20                                                              3,226,383
     6,000,000(a)            Wells Fargo Bank NA, 2.752% (3 Month USD LIBOR +
                             62 bps), 5/27/22                                                              6,014,880
                                                                                                      --------------
                             Total Banks                                                              $  419,790,372
--------------------------------------------------------------------------------------------------------------------
                             Beverages -- 0.1%
     7,750,000               Anheuser-Busch InBev Worldwide, Inc.,
                             6.875%, 11/15/19                                                         $    7,790,674
                                                                                                      --------------
                             Total Beverages                                                          $    7,790,674
--------------------------------------------------------------------------------------------------------------------
                             Biotechnology -- 0.4%
    14,510,000(a)            Amgen, Inc., 2.631% (3 Month USD LIBOR +
                             45 bps), 5/11/20                                                         $   14,533,114
     9,125,000               Celgene Corp., 2.875%, 8/15/20                                                9,175,327
                                                                                                      --------------
                             Total Biotechnology                                                      $   23,708,441
--------------------------------------------------------------------------------------------------------------------
                             Building Materials -- 0.0%+
     2,477,000(a)            Martin Marietta Materials, Inc., 2.656% (3 Month
                             USD LIBOR + 50 bps), 12/20/19                                            $    2,477,421
                                                                                                      --------------
                             Total Building Materials                                                 $    2,477,421
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 73

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Chemicals -- 0.3%
    15,830,000(a)            DuPont de Nemours, Inc., 2.868% (3 Month USD
                             LIBOR + 71 bps), 11/15/20                                                $   15,905,470
                                                                                                      --------------
                             Total Chemicals                                                          $   15,905,470
--------------------------------------------------------------------------------------------------------------------
                             Commercial Services -- 0.0%+
     2,780,000               ERAC USA Finance LLC, 2.35%, 10/15/19 (144A)                             $    2,780,175
                                                                                                      --------------
                             Total Commercial Services                                                $    2,780,175
--------------------------------------------------------------------------------------------------------------------
                             Diversified Financial Services -- 0.8%
     7,510,000(a)            AIG Global Funding, 2.565% (3 Month USD LIBOR +
                             48 bps), 7/2/20 (144A)                                                   $    7,530,931
    10,183,000(a)            American Express Co., 2.596% (3 Month USD LIBOR +
                             33 bps), 10/30/20                                                            10,195,264
     5,880,000(a)            American Express Credit Corp., 2.568% (3 Month USD
                             LIBOR + 43 bps), 3/3/20                                                       5,885,603
     4,005,000(a)            Capital One Financial Corp., 2.716% (3 Month USD
                             LIBOR + 45 bps), 10/30/20                                                     4,011,256
     6,070,000(a)            Capital One Financial Corp., 2.986% (3 Month USD
                             LIBOR + 72 bps), 1/30/23                                                      6,048,658
    12,910,000(a)            Charles Schwab Corp., 2.472% (3 Month USD LIBOR +
                             32 bps), 5/21/21                                                             12,929,539
                                                                                                      --------------
                             Total Diversified Financial Services                                     $   46,601,251
--------------------------------------------------------------------------------------------------------------------
                             Electric -- 0.3%
     6,923,000               Dominion Energy, Inc., 2.579%, 7/1/20                                    $    6,938,480
     4,967,000(a)            Duke Energy Progress LLC, 2.282% (3 Month USD
                             LIBOR + 18 bps), 9/8/20                                                       4,970,084
     5,584,000               Eversource Energy, 4.5%, 11/15/19                                             5,597,902
                                                                                                      --------------
                             Total Electric                                                           $   17,506,466
--------------------------------------------------------------------------------------------------------------------
                             Electronics -- 0.2%
     3,784,000               Amphenol Corp., 2.2%, 4/1/20                                             $    3,785,243
     6,351,000(a)            Honeywell International, Inc., 2.557% (3 Month USD
                             LIBOR + 37 bps), 8/8/22                                                       6,386,134
                                                                                                      --------------
                             Total Electronics                                                        $   10,171,377
--------------------------------------------------------------------------------------------------------------------
                             Food -- 0.0%+
     2,795,000(a)            Conagra Brands, Inc., 3.028% (3 Month USD LIBOR +
                             75 bps), 10/22/20                                                        $    2,795,572
       900,000(a)            Tyson Foods, Inc., 2.682% (3 Month USD LIBOR +
                             55 bps), 6/2/20                                                                 900,592
                                                                                                      --------------
                             Total Food                                                               $    3,696,164
--------------------------------------------------------------------------------------------------------------------
                             Gas -- 0.1%
     5,865,000               Dominion Energy Gas Holdings LLC, 2.5%, 12/15/19                         $    5,864,561
                                                                                                      --------------
                             Total Gas                                                                $    5,864,561
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Healthcare-Products -- 0.3%
     5,800,000               Becton Dickinson & Co., 2.404%, 6/5/20                                   $    5,804,741
       282,000               Becton Dickinson & Co., 2.675%, 12/15/19                                        282,068
     2,990,000(a)            Becton Dickinson & Co., 2.979% (3 Month USD
                             LIBOR + 88 bps), 12/29/20                                                     2,991,000
     6,000,000(a)            Becton Dickinson & Co., 3.142% (3 Month USD
                             LIBOR + 103 bps), 6/6/22                                                      6,024,750
     2,680,000(a)            Medtronic, Inc., 2.919% (3 Month USD LIBOR +
                             80 bps), 3/15/20                                                              2,688,084
                                                                                                      --------------
                             Total Healthcare-Products                                                $   17,790,643
--------------------------------------------------------------------------------------------------------------------
                             Healthcare-Services -- 0.1%
     5,945,000(a)            UnitedHealth Group, Inc., 2.373% (3 Month USD
                             LIBOR + 7 bps), 10/15/20                                                 $    5,937,145
       890,000               UnitedHealth Group, Inc., 2.7%, 7/15/20                                         894,983
                                                                                                      --------------
                             Total Healthcare-Services                                                $    6,832,128
--------------------------------------------------------------------------------------------------------------------
                             Insurance -- 1.0%
     6,440,000(a)            Allstate Corp., 2.534% (3 Month USD LIBOR +
                             43 bps), 3/29/21                                                         $    6,446,379
             1               Ambac Assurance Corp., 5.1%, 6/7/20 (144A)                                            1
             3(a)            Ambac LSNI LLC, 7.104% (3 Month USD LIBOR +
                             500 bps), 2/12/23 (144A)                                                              3
     4,720,000               MassMutual Global Funding II, 1.55%, 10/11/19 (144A)                          4,719,498
     6,040,000               Metropolitan Life Global Funding I, 2.05%,
                             6/12/20 (144A)                                                                6,041,046
     5,090,000(a)            Metropolitan Life Global Funding I, 2.532% (3 Month
                             USD LIBOR + 40 bps), 6/12/20 (144A)                                           5,101,336
     9,215,000(a)            New York Life Global Funding, 2.536% (3 Month USD
                             LIBOR + 28 bps), 1/28/21 (144A)                                               9,230,142
     4,531,000(a)            New York Life Global Funding, 2.559% (3 Month USD
                             LIBOR + 32 bps), 8/6/21 (144A)                                                4,541,659
     2,211,000(a)            New York Life Global Funding, 2.581% (3 Month USD
                             LIBOR + 27 bps), 4/9/20 (144A)                                                2,213,286
     4,204,000(a)            New York Life Global Funding, 2.673% (3 Month USD
                             LIBOR + 39 bps), 10/24/19 (144A)                                              4,204,900
     2,982,000               Principal Life Global Funding II, 2.2%, 4/8/20 (144A)                         2,985,508
     7,738,000               Protective Life Corp., 7.375%, 10/15/19                                       7,752,059
     4,185,000               Protective Life Global Funding, 2.161%,
                             9/25/20 (144A)                                                                4,189,617
     4,765,000(a)            Protective Life Global Funding, 2.624% (3 Month
                             USD LIBOR + 52 bps), 6/28/21 (144A)                                           4,785,412
                                                                                                      --------------
                             Total Insurance                                                          $   62,210,846
--------------------------------------------------------------------------------------------------------------------
                             Machinery-Construction & Mining -- 0.4%
     5,495,000(a)            Caterpillar Financial Services Corp., 2.338%
                             (3 Month USD LIBOR + 18 bps), 5/15/20                                    $    5,498,932
     4,480,000(a)            Caterpillar Financial Services Corp., 2.349%
                             (3 Month USD LIBOR + 23 bps), 3/15/21                                         4,478,586

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 75

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Machinery-Construction & Mining -- (continued)
     2,600,000(a)            Caterpillar Financial Services Corp., 2.382%
                             (3 Month USD LIBOR + 28 bps), 9/7/21                                     $    2,599,540
     4,597,000(a)            Caterpillar Financial Services Corp., 2.514%
                             (3 Month USD LIBOR + 39 bps), 5/17/21                                         4,607,508
     8,620,000               Caterpillar Financial Services Corp., 2.95%, 5/15/20                          8,669,088
                                                                                                      --------------
                             Total Machinery-Construction & Mining                                    $   25,853,654
--------------------------------------------------------------------------------------------------------------------
                             Machinery-Diversified -- 0.3%
     7,295,000(a)            John Deere Capital Corp., 2.394% (3 Month USD
                             LIBOR + 26 bps), 9/10/21                                                 $    7,292,539
     5,512,000(a)            John Deere Capital Corp., 2.482% (3 Month USD
                             LIBOR + 38 bps), 3/7/22                                                       5,504,510
     4,500,000(a)            John Deere Capital Corp., 2.502% (3 Month USD
                             LIBOR + 40 bps), 6/7/21                                                       4,510,351
     3,000,000(a)            John Deere Capital Corp., 2.758% (3 Month USD
                             LIBOR + 42 bps), 7/10/20                                                      3,006,401
                                                                                                      --------------
                             Total Machinery-Diversified                                              $   20,313,801
--------------------------------------------------------------------------------------------------------------------
                             Media -- 0.3%
     8,000,000(a)            Comcast Corp., 2.429% (3 Month USD LIBOR +
                             33 bps), 10/1/20                                                         $    8,013,574
    11,499,000(a)            NBCUniversal Enterprise, Inc., 2.499% (3 Month
                             USD LIBOR + 40 bps), 4/1/21 (144A)                                           11,521,710
                                                                                                      --------------
                             Total Media                                                              $   19,535,284
--------------------------------------------------------------------------------------------------------------------
                             Oil & Gas -- 0.8%
     5,685,000               BP Capital Markets Plc, 2.315%, 2/13/20                                  $    5,691,052
     5,766,000(a)            BP Capital Markets Plc, 2.989% (3 Month USD LIBOR +
                             87 bps), 9/16/21                                                              5,828,539
     3,115,000(a)            Chevron Corp., 2.348% (3 Month USD LIBOR +
                             21 bps), 3/3/20                                                               3,116,934
     2,765,000(a)            Chevron Corp., 2.568% (3 Month USD LIBOR +
                             41 bps), 11/15/19                                                             2,766,726
     3,652,000(a)            Chevron Corp., 3.118% (3 Month USD LIBOR +
                             95 bps), 5/16/21                                                              3,697,637
    10,913,000(a)            Exxon Mobil Corp., 2.498% (3 Month USD LIBOR +
                             33 bps), 8/16/22                                                             10,954,033
     8,710,000(a)            Phillips 66, 2.732% (3 Month USD LIBOR +
                             60 bps), 2/26/21                                                              8,710,389
     5,345,000               Total Capital SA, 4.45%, 6/24/20                                              5,437,946
                                                                                                      --------------
                             Total Oil & Gas                                                          $   46,203,256
--------------------------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 0.7%
    17,275,000               AbbVie, Inc., 2.5%, 5/14/20                                              $   17,314,251
     4,670,000(a)            Bayer US Finance II LLC, 2.736% (3 Month USD LIBOR +
                             63 bps), 6/25/21 (144A)                                                       4,664,634
     6,730,000(a)            Cigna Corp., 2.789% (3 Month USD LIBOR +
                             65 bps), 9/17/21                                                              6,730,236

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- (continued)
     1,555,000(a)            CVS Health Corp., 2.732% (3 Month USD LIBOR +
                             63 bps), 3/9/20                                                          $    1,558,070
    11,060,000(a)            Zoetis, Inc., 2.576% (3 Month USD LIBOR +
                             44 bps), 8/20/21                                                             11,037,624
                                                                                                      --------------
                             Total Pharmaceuticals                                                    $   41,304,815
--------------------------------------------------------------------------------------------------------------------
                             Pipelines -- 0.2%
     3,615,000               Enterprise Products Operating LLC, 2.55%, 10/15/19                       $    3,615,644
     4,750,000               TransCanada PipeLines, Ltd., 2.125%, 11/15/19                                 4,748,260
     1,389,000(a)            TransCanada PipeLines, Ltd., 2.433% (3 Month USD
                             LIBOR + 28 bps), 11/15/19                                                     1,389,327
                                                                                                      --------------
                             Total Pipelines                                                          $    9,753,231
--------------------------------------------------------------------------------------------------------------------
                             Retail -- 0.2%
    10,767,000               Alimentation Couche-Tard, Inc., 2.35%,
                             12/13/19 (144A)                                                          $   10,768,292
     4,517,000(a)            Home Depot, Inc., 2.277% (3 Month USD LIBOR +
                             15 bps), 6/5/20                                                               4,519,369
                                                                                                      --------------
                             Total Retail                                                             $   15,287,661
--------------------------------------------------------------------------------------------------------------------
                             Savings & Loans -- 0.0%+
       962,000               Nationwide Building Society, 2.35%, 1/21/20 (144A)                       $      962,385
                                                                                                      --------------
                             Total Savings & Loans                                                    $      962,385
--------------------------------------------------------------------------------------------------------------------
                             Semiconductors -- 0.0%+
     1,009,000               Broadcom Corp. / Broadcom Cayman Finance Ltd.,
                             2.375%, 1/15/20                                                          $    1,008,936
                                                                                                      --------------
                             Total Semiconductors                                                     $    1,008,936
--------------------------------------------------------------------------------------------------------------------
                             Telecommunications -- 0.3%
     6,249,000(a)            AT&T, Inc., 3.034% (3 Month USD LIBOR +
                             93 bps), 6/30/20                                                         $    6,280,741
     2,885,000               Deutsche Telekom International Finance BV,
                             2.225%, 1/17/20 (144A)                                                        2,884,542
     2,990,000(a)            Deutsche Telekom International Finance BV, 2.883%
                             (3 Month USD LIBOR + 58 bps), 1/17/20 (144A)                                  2,993,554
     5,380,000               Orange SA, 1.625%, 11/3/19                                                    5,376,055
                                                                                                      --------------
                             Total Telecommunications                                                 $   17,534,892
--------------------------------------------------------------------------------------------------------------------
                             Transportation -- 0.1%
     4,524,000               Union Pacific Corp., 1.8%, 2/1/20                                        $    4,516,290
                                                                                                      --------------
                             Total Transportation                                                     $    4,516,290
--------------------------------------------------------------------------------------------------------------------
                             Trucking & Leasing -- 0.2%
     1,400,000(a)            Aviation Capital Group LLC, 2.936% (3 Month USD
                             LIBOR + 67 bps), 7/30/21 (144A)                                          $    1,397,220
     4,854,000               GATX Corp., 2.6%, 3/30/20                                                     4,858,573

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 77

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Trucking & Leasing -- (continued)
     5,010,000(a)            GATX Corp., 3.007% (3 Month USD LIBOR +
                             72 bps), 11/5/21                                                         $    5,023,625
                                                                                                      --------------
                             Total Trucking & Leasing                                                 $   11,279,418
--------------------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $977,285,843)                                                      $  976,985,056
--------------------------------------------------------------------------------------------------------------------
                             FOREIGN GOVERNMENT BONDS -- 1.0%
                             of Net Assets
                             United States -- 1.0%
     1,490,000(a)            Federal Home Loan Banks, 1.86% (SOFRRATE +
                             4 bps), 8/25/20                                                          $    1,489,525
    12,000,000(a)            Federal Home Loan Banks, 1.905% (SOFRRATE +
                             9 bps), 9/10/21                                                              12,000,240
    14,900,000(a)            Federal Home Loan Banks, 2.194% (1 Month USD
                             LIBOR + 15 bps), 9/28/20                                                     14,918,079
    15,175,000(a)            Federal Home Loan Mortgage Corp., 1.85%
                             (SOFRRATE + 3 bps), 6/2/20                                                   15,175,948
    14,455,000(a)            Federal National Mortgage Association, 1.98%
                             (SOFRRATE + 16 bps), 1/30/20                                                 14,462,613
                                                                                                      --------------
                             Total United States                                                      $   58,046,405
--------------------------------------------------------------------------------------------------------------------
                             TOTAL FOREIGN GOVERNMENT BONDS
                             (Cost $58,049,023)                                                       $   58,046,405
--------------------------------------------------------------------------------------------------------------------
                             INSURANCE-LINKED SECURITIES -- 3.6%
                             of Net Assets(d)
                             Catastrophe Linked Bonds -- 1.9%
                             Earthquakes -- California -- 0.1%
     3,750,000(a)            Ursa Re, 5.31% (3 Month U.S. Treasury Bill +
                             350 bps), 5/27/20 (144A)                                                 $    3,717,375
     1,800,000(a)            Ursa Re, 5.81% (3 Month U.S. Treasury Bill +
                             400 bps), 12/10/19 (144A)                                                     1,786,140
     1,600,000(a)            Ursa Re, 5.89% (3 Month U.S. Treasury Bill +
                             408 bps), 12/10/20 (144A)                                                     1,587,200
       750,000(a)            Ursa Re, 6.91% (3 Month U.S. Treasury Bill +
                             510 bps), 9/24/21 (144A)                                                        730,800
                                                                                                      --------------
                                                                                                      $    7,821,515
--------------------------------------------------------------------------------------------------------------------
                             Earthquakes -- Chile -- 0.0%+
     1,800,000(a)            International Bank for Reconstruction & Development,
                             4.458% (3 Month USD LIBOR + 250 bps),
                             2/15/21 (144A)                                                           $    1,786,320
--------------------------------------------------------------------------------------------------------------------
                             Earthquakes -- Colombia -- 0.0%+
     1,300,000(a)            International Bank for Reconstruction & Development,
                             4.958% (3 Month USD LIBOR + 300 bps),
                             2/15/21 (144A)                                                           $    1,287,910
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Earthquakes -- Japan -- 0.1%
       500,000(a)            Kizuna Re II, 3.69% (3 Month U.S. Treasury Bill +
                             188 bps), 4/11/23 (144A)                                                 $      494,250
     2,500,000(a)            Nakama Re, 3.939% (3 Month USD LIBOR +
                             200 bps), 4/13/23 (144A)                                                      2,459,000
     2,500,000(a)            Nakama Re, 4.263% (6 Month USD LIBOR +
                             220 bps), 10/13/21 (144A)                                                     2,484,250
                                                                                                      --------------
                                                                                                      $    5,437,500
--------------------------------------------------------------------------------------------------------------------
                             Earthquakes -- Mexico -- 0.0%+
     1,400,000(a)            International Bank for Reconstruction & Development,
                             4.458% (3 Month USD LIBOR + 250 bps),
                             2/14/20 (144A)                                                           $    1,393,000
--------------------------------------------------------------------------------------------------------------------
                             Earthquakes -- Peru -- 0.0%+
     1,000,000(a)            International Bank for Reconstruction & Development,
                             7.958% (3 Month USD LIBOR + 600 bps),
                             2/15/21 (144A)                                                           $      982,000
--------------------------------------------------------------------------------------------------------------------
                             Earthquakes -- U.S. -- 0.1%
     4,000,000(a)            Acorn Re, 4.872% (3 Month USD LIBOR + 275 bps),
                             11/10/21 (144A)                                                          $    3,972,000
     2,350,000(a)            Kilimanjaro Re, 5.565% (3 Month U.S. Treasury Bill +
                             375 bps), 11/25/19 (144A)                                                     2,342,950
                                                                                                      --------------
                                                                                                      $    6,314,950
--------------------------------------------------------------------------------------------------------------------
                             Earthquakes -- U.S. Regional -- 0.0%+
       500,000(a)            Merna Re, 3.81% (3 Month U.S. Treasury Bill +
                             200 bps), 4/8/21 (144A)                                                  $      497,800
--------------------------------------------------------------------------------------------------------------------
                             Health -- U.S. -- 0.1%
     2,000,000(a)            Vitality Re VII, 3.96% (3 Month U.S. Treasury Bill +
                             215 bps), 1/7/20 (144A)                                                  $    2,003,000
     1,000,000(a)            Vitality Re VII, 4.46% (3 Month U.S. Treasury Bill +
                             265 bps), 1/7/20 (144A)                                                       1,000,300
                                                                                                      --------------
                                                                                                      $    3,003,300
--------------------------------------------------------------------------------------------------------------------
                             Inland Flood -- U.S. -- 0.0%+
       500,000(a)            FloodSmart Re, 13.06% (3 Month U.S. Treasury Bill +
                             1,125 bps), 3/7/22 (144A)                                                $      500,900
--------------------------------------------------------------------------------------------------------------------
                             Multiperil -- Japan -- 0.0%+
       250,000(a)            Akibare Re, 3.989% (3 Month USD LIBOR + 190 bps),
                             4/7/22 (144A)                                                            $      216,625
       500,000(a)            Akibare Re, 3.989% (3 Month USD LIBOR + 190 bps),
                             4/7/22 (144A)                                                                   449,500
                                                                                                      --------------
                                                                                                      $      666,125
--------------------------------------------------------------------------------------------------------------------
                             Multiperil -- U.S. -- 0.7%
     4,500,000(a)            Bowline Re, 6.31% (3 Month U.S. Treasury Bill +
                             450 bps), 5/23/22 (144A)                                                 $    4,430,250
     2,250,000(a)            Caelus Re IV, 7.06% (3 Month U.S. Treasury Bill +
                             525 bps), 3/6/20 (144A)                                                       2,272,725

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 79

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Multiperil -- U.S. -- (continued)
     1,250,000(a)            Caelus Re V, 2.31% (1 Month U.S. Treasury Bill +
                             50 bps), 6/5/20 (144A)                                                   $      500,000
     1,000,000(a)            Caelus Re V, 4.94% (3 Month U.S. Treasury Bill +
                             313 bps), 6/5/20 (144A)                                                         959,300
       500,000(a)            Caelus Re V, 5.74% (3 Month U.S. Treasury Bill +
                             393 bps), 6/7/21 (144A)                                                         483,100
       750,000(a)            Caelus Re V, 6.45% (3 Month U.S. Treasury Bill +
                             464 bps), 6/7/21 (144A)                                                         720,675
       500,000(a)            Fortius Re II, 5.221% (6 Month USD LIBOR +
                             342 bps), 7/7/21 (144A)                                                         501,150
     4,350,000(a)            Kilimanjaro Re, 7.029% (3 Month USD LIBOR +
                             494 bps), 5/6/22 (144A)                                                       4,282,575
     2,750,000(a)            Kilimanjaro Re, 8.565% (3 Month U.S. Treasury Bill +
                             675 bps), 12/6/19 (144A)                                                      2,736,525
     2,000,000(a)            Kilimanjaro Re, 11.065% (3 Month U.S. Treasury Bill +
                             925 bps), 12/6/19 (144A)                                                      1,989,400
     3,000,000(a)            Kilimanjaro II Re, 8.063% (6 Month USD LIBOR +
                             630 bps), 4/20/21 (144A)                                                      3,021,000
     1,700,000(a)            Kilimanjaro II Re, 9.693% (6 Month USD LIBOR +
                             791 bps), 4/21/22 (144A)                                                      1,702,890
     1,000,000(a)            Northshore Re II, 9.34% (3 Month U.S. Treasury Bill +
                             753 bps), 7/6/20 (144A)                                                       1,013,000
     2,000,000+(a)           Panthera Re, 5.31% (3 Month U.S. Treasury Bill +
                             350 bps), 3/9/20 (144A)                                                       2,012,400
     1,000,000(a)            Residential Reinsurance 2015, 8.82% (3 Month U.S.
                             Treasury Bill + 701 bps), 12/6/19 (144A)                                      1,001,400
     2,350,000(a)            Residential Reinsurance 2016, 5.78% (3 Month U.S.
                             Treasury Bill + 397 bps), 12/6/20 (144A)                                      2,333,550
     2,100,000(a)            Residential Reinsurance 2017, 4.98% (3 Month U.S.
                             Treasury Bill + 317 bps), 6/6/21 (144A)                                       2,094,540
     2,900,000(a)            Residential Reinsurance 2017, 7.57% (3 Month U.S.
                             Treasury Bill + 576 bps), 12/6/21 (144A)                                      2,899,130
     1,250,000(a)            Residential Reinsurance 2018, 5.06% (3 Month U.S.
                             Treasury Bill + 325 bps), 6/6/22 (144A)                                       1,235,625
       500,000(a)            Residential Reinsurance 2019, 6.31% (3 Month U.S.
                             Treasury Bill + 450 bps), 6/6/26 (144A)                                         502,350
       300,000(a)            Sanders Re, 4.734% (6 Month USD LIBOR + 299 bps),
                             12/6/21 (144A)                                                                  294,120
     2,500,000(a)            Skyline Re, 4.31% (3 Month U.S. Treasury Bill +
                             250 bps), 1/6/20 (144A)                                                       2,475,000
     3,350,000(a)            Tailwind Re, 8.78% (3 Month U.S. Treasury Bill +
                             697 bps), 1/8/22 (144A)                                                       3,376,800
                                                                                                      --------------
                                                                                                      $   42,837,505
--------------------------------------------------------------------------------------------------------------------
                             Multiperil -- U.S. Regional -- 0.2%
     2,650,000(a)            Bonanza Re, 5.243% (6 Month USD LIBOR +
                             337 bps), 12/31/19 (144A)                                                $    2,626,150

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Multiperil -- U.S. Regional -- (continued)
     4,000,000(a)            Long Point Re III, 4.56% (3 Month U.S. Treasury Bill +
                             275 bps), 6/1/22 (144A)                                                  $    4,000,000
     2,600,000(a)            MetroCat Re, 5.51% (3 Month U.S. Treasury Bill +
                             370 bps), 5/8/20 (144A)                                                       2,641,600
                                                                                                      --------------
                                                                                                      $    9,267,750
--------------------------------------------------------------------------------------------------------------------
                             Multiperil -- Worldwide -- 0.2%
     3,300,000(a)            Galilei Re, 6.651% (6 Month USD LIBOR + 479 bps),
                             1/8/20 (144A)                                                            $    3,308,580
     1,250,000(a)            Galilei Re, 6.671% (6 Month USD LIBOR + 479 bps),
                             1/8/21 (144A)                                                                 1,253,500
     2,800,000(a)            Galilei Re, 7.461% (6 Month USD LIBOR + 560 bps),
                             1/8/20 (144A)                                                                 2,787,120
     2,300,000(a)            Galilei Re, 7.481% (6 Month USD LIBOR + 560 bps),
                             1/8/21 (144A)                                                                 2,284,590
     1,500,000(a)            Galilei Re, 8.641% (6 Month USD LIBOR + 678 bps),
                             1/8/20 (144A)                                                                 1,502,400
     1,550,000(a)            Galilei Re, 8.661% (6 Month USD LIBOR + 678 bps),
                             1/8/21 (144A)                                                                 1,553,875
       250,000(a)            Galileo Re, 9.559% (3 Month USD LIBOR + 750 bps),
                             11/6/20 (144A)                                                                  251,025
     1,250,000(a)            Kendall Re, 7.329% (3 Month USD LIBOR + 525 bps),
                             5/6/21 (144A)                                                                 1,222,625
                                                                                                      --------------
                                                                                                      $   14,163,715
--------------------------------------------------------------------------------------------------------------------
                             Pandemic -- Worldwide -- 0.0%+
     1,250,000(a)            International Bank for Reconstruction & Development,
                             8.713% (6 Month USD LIBOR + 690 bps),
                             7/15/20 (144A)                                                           $    1,253,250
--------------------------------------------------------------------------------------------------------------------
                             Windstorm -- Florida -- 0.1%
     2,500,000(a)            Casablanca Re, 6.127% (6 Month USD LIBOR +
                             402 bps), 6/4/20 (144A)                                                  $    2,525,000
     2,500,000(a)            Integrity Re, 4.914% (6 Month USD LIBOR +
                             328 bps), 6/10/20 (144A)                                                      2,512,000
       500,000(a)            Integrity Re, 5.994% (6 Month USD LIBOR +
                             436 bps), 6/10/20 (144A)                                                        502,800
     1,000,000(a)            Integrity Re, 6.068% (3 Month USD LIBOR +
                             401 bps), 6/10/22 (144A)                                                        991,000
                                                                                                      --------------
                                                                                                      $    6,530,800
--------------------------------------------------------------------------------------------------------------------
                             Windstorm -- Japan -- 0.0%+
       500,000(a)            Aozora Re, 4.193% (6 Month USD LIBOR + 229 bps),
                             4/7/20 (144A)                                                            $      490,500
     1,500,000(a)            Aozora Re, 4.346% (6 Month USD LIBOR + 200 bps),
                             4/7/21 (144A)                                                                 1,251,000
                                                                                                      --------------
                                                                                                      $    1,741,500
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 81

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Windstorm -- Massachusetts -- 0.1%
     3,000,000(a)            Cranberry Re, 3.633% (6 Month USD LIBOR +
                             198 bps), 7/13/20 (144A)                                                 $    3,004,500
--------------------------------------------------------------------------------------------------------------------
                             Windstorm -- Mexico -- 0.0%+
       400,000(a)            International Bank for Reconstruction & Development,
                             7.537% (6 Month USD LIBOR + 590 bps),
                             12/20/19 (144A)                                                          $      394,960
--------------------------------------------------------------------------------------------------------------------
                             Windstorm -- Texas -- 0.1%
     2,300,000(a)            Alamo Re, 5.29% (1 Month U.S. Treasury Bill +
                             348 bps), 6/7/21 (144A)                                                  $    2,309,890
     2,000,000(a)            Alamo Re, 5.62% (3 Month U.S. Treasury Bill +
                             381 bps), 6/8/20 (144A)                                                       2,012,000
                                                                                                      --------------
                                                                                                      $    4,321,890
--------------------------------------------------------------------------------------------------------------------
                             Windstorm -- U.S. -- 0.0%+
       250,000(a)            Bowline Re, 10.31% (3 Month U.S. Treasury Bill +
                             850 bps), 3/20/23 (144A)                                                 $      251,200
--------------------------------------------------------------------------------------------------------------------
                             Windstorm -- U.S. Multistate -- 0.0%+
     3,475,000(a)            Citrus Re, 2.31% (1 Month U.S. Treasury Bill +
                             50 bps), 4/9/20 (144A)                                                   $      868,750
--------------------------------------------------------------------------------------------------------------------
                             Windstorm -- U.S. Regional -- 0.1%
     2,500,000(a)            Cape Lookout Re, 6.06% (1 Month U.S. Treasury Bill +
                             425 bps), 2/25/22 (144A)                                                 $    2,481,250
       500,000               Matterhorn Re, 12/7/22 (144A)                                                   468,600
                                                                                                      --------------
                                                                                                      $    2,949,850
                                                                                                      --------------
                             Total Catastrophe Linked Bonds                                           $  117,276,990
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)
--------------------------------------------------------------------------------------------------------------------
                             Collateralized Reinsurance -- 0.5%
                             Earthquakes -- California -- 0.1%
     2,000,000+(e)(f)        Resilience Re, 10/15/19                                                  $    2,222,000
--------------------------------------------------------------------------------------------------------------------
                             Multiperil -- Massachusetts -- 0.1%
     3,000,000+(e)(f)        Denning Re 2019, 7/31/20                                                 $    2,958,850
--------------------------------------------------------------------------------------------------------------------
                             Multiperil -- U.S. -- 0.1%
       500,000+(e)           Dingle Re 2019, 2/1/20                                                   $      501,150
     1,500,000+(e)(f)        Kingsbarns Re 2017, 5/19/20                                                       1,500
     4,000,000+(e)(f)        Port Royal Re 2019, 0.0%, 5/31/20                                             3,991,263
     2,000,000+(e)(f)        Riviera Re 2019, 5/31/20                                                      1,976,814
                                                                                                      --------------
                                                                                                      $    6,470,727
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Multiperil -- U.S. Regional -- 0.1%
     1,563,421+(e)           Ailsa Re 2018, 6/15/20                                                   $      176,667
     2,750,000+(e)(f)        Ailsa Re 2019, 6/30/20                                                        2,823,477
     2,500,000+(e)(f)        Ocean View Re 2019, 6/30/20                                                   2,445,476
                                                                                                      --------------
                                                                                                      $    5,445,620
--------------------------------------------------------------------------------------------------------------------
                             Multiperil -- Worldwide -- 0.0%+
     1,000,000+(e)(f)        Cypress Re 2017, 1/10/20                                                 $       18,200
     3,688,762+(e)           Kilarney Re 2018, 4/15/20                                                     1,862,087
        24,000+(e)           Limestone Re 2016-1, 8/31/21                                                     29,081
        40,000+(e)           Limestone Re 2016-1, 8/31/21 (144A)                                              48,468
     2,000,000+(e)(f)        Limestone Re 2019-2, 10/1/23 (144A)                                           2,050,400
     1,500,000+(e)(f)        Mid Ocean Re 2019, 7/31/20                                                    1,427,588
     2,500,000+(e)(f)        Resilience Re, 5/1/20                                                             1,750
     2,000,000+(e)(f)        Resilience Re, 4/6/20                                                               200
       500,000+(e)(f)        Wentworth Re 2019-1, 12/31/22                                                   490,222
                                                                                                      --------------
                                                                                                      $    5,927,996
--------------------------------------------------------------------------------------------------------------------
                             Windstorm -- Florida -- 0.0%+
     2,000,000+(e)           Formby Re 2018, 2/28/20                                                  $      633,729
       685,024+(e)           Formby Re 2018-2, 3/31/20                                                         5,617
       800,000+(e)(f)        Portrush Re 2017, 6/15/20                                                       511,493
                                                                                                      --------------
                                                                                                      $    1,150,839
--------------------------------------------------------------------------------------------------------------------
                             Windstorm -- North Carolina -- 0.0%+
     1,998,900+(e)(f)        Lahinch Re 2019, 5/31/20                                                 $    2,000,879
--------------------------------------------------------------------------------------------------------------------
                             Windstorm -- U.S. Regional -- 0.1%
       500,000+(e)(f)        Oakmont Re 2017, 4/15/20                                                 $       14,700
     2,500,000+(e)           Oakmont Re 2019, 4/30/20                                                      2,493,299
     1,500,000+(e)           Resilience Re, 6/15/20                                                          727,500
                                                                                                      --------------
                                                                                                      $    3,235,499
                                                                                                      --------------
                             Total Collateralized Reinsurance                                         $   29,412,410
--------------------------------------------------------------------------------------------------------------------
                             Industry Loss Warranties -- 0.1%
                             Multiperil -- U.S. -- 0.1%
     5,250,000+(e)(f)        Cypress Re 2019, 1/31/20                                                 $    5,195,971
--------------------------------------------------------------------------------------------------------------------
                             Windstorm -- U.S. -- 0.0%+
     2,500,000+              Westport Re 2019, 1/15/20                                                $    2,440,322
                                                                                                      --------------
                             Total Industry Loss Warranties                                           $    7,636,293
--------------------------------------------------------------------------------------------------------------------
                             Reinsurance Sidecars -- 1.1%
                             All Natural Peril -- Worldwide -- 0.1%
     1,765,095+(e)(f)        Versutus Re 2019-A, 12/31/21                                             $    1,964,551
--------------------------------------------------------------------------------------------------------------------
                             Multiperil -- U.S. -- 0.1%
       750,000+(e)(f)        Carnoustie Re 2016, 11/30/20                                             $       20,250
     2,000,000+(e)(f)        Carnoustie Re 2017, 11/30/21                                                    508,400

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 83

--------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Multiperil -- U.S. -- (continued)
     1,500,000+(e)(f)        Carnoustie Re 2018, 12/31/21                                             $      149,700
     1,100,000+(e)(f)        Carnoustie Re 2019, 12/31/22                                                  1,157,670
     1,500,000+(e)(f)        Castle Stuart Re 2018, 12/1/21                                                1,265,100
     2,000,000+(f)(g)        Harambee Re 2018, 12/31/21                                                      230,000
     4,000,000+(f)(g)        Harambee Re 2019, 12/31/22                                                    4,242,000
       625,004+(e)(f)        Sector Re V, Series 7, Class G, 3/1/22 (144A)                                   521,958
                                                                                                      --------------
                                                                                                      $    8,095,078
--------------------------------------------------------------------------------------------------------------------
                             Multiperil -- Worldwide -- 0.9%
       500,000+(e)(f)        Alturas Re 2019-1, 3/10/23                                               $      532,750
     3,000,000+(e)(f)        Alturas Re 2019-2, 3/10/22                                                    3,208,200
       500,000+(e)(f)        Arlington Re 2015, 2/1/20                                                        24,300
     2,500,000+(e)(f)        Bantry Re 2016, 3/30/20                                                         201,500
     2,000,000+(e)(f)        Bantry Re 2017, 3/31/20                                                         634,200
     2,000,000+(e)(f)        Bantry Re 2018, 12/31/21                                                        122,800
     4,000,000+(e)(f)        Bantry Re 2019, 12/31/22                                                      4,168,262
     1,250,000+(e)(f)        Berwick Re 2017-1, 2/1/20                                                        41,375
     5,120,164+(e)           Berwick Re 2018-1, 12/31/21                                                     817,690
     3,658,035+(e)(f)        Berwick Re 2019-1, 12/31/22                                                   3,932,225
     1,500,000+(f)(g)        Blue Lotus Re 2018, 12/31/21                                                  1,618,200
       113,405+(e)(f)        Eden Re II, 3/22/22 (144A)                                                      212,683
       400,000+(e)(f)        Eden Re II, 3/22/23 (144A)                                                      449,080
     3,579,693+(e)(f)        Eden Re II, 3/22/23 (144A)                                                    4,016,774
        75,000+(e)(f)        Eden Re II, 3/22/22 (144A)                                                      169,088
     1,300,000+(e)           Gleneagles Re 2016, 11/30/20                                                     40,560
     2,118,314+(e)           Gullane Re 2018, 12/31/21                                                     2,071,892
        72,000+(e)(f)        Limestone Re 2018, 3/1/22                                                       292,594
       500,000+(f)(g)        Lion Rock Re 2019, 1/31/20                                                      536,150
     4,000,000+(f)(g)        Lorenz Re 2018, 7/1/21                                                          839,600
     2,744,544+(f)(g)        Lorenz Re 2019, 6/30/22                                                       2,920,744
     3,000,000+(e)(f)        Merion Re 2018-2, 12/31/21                                                    3,140,603
       977,820+(f)(g)        NCM Re 2019, 12/31/22                                                         1,025,733
     2,500,000+(e)           Pangaea Re 2015-1, 2/1/20                                                         3,270
     2,800,000+(e)           Pangaea Re 2015-2, 11/30/19                                                       4,175
     2,500,000+(e)           Pangaea Re 2016-1, 11/30/20                                                       6,859
     1,500,000+(e)           Pangaea Re 2016-2, 11/30/20                                                       4,464
     2,000,000+(e)(f)        Pangaea Re 2017-1, 11/30/21                                                      32,200
     1,500,000+(e)           Pangaea Re 2017-3, 5/31/22                                                       76,572
     2,000,000+(e)(f)        Pangaea Re 2018-1, 12/31/21                                                     117,600
     4,000,000+(e)(f)        Pangaea Re 2018-3, 7/1/22                                                       198,400
     2,800,000+(e)(f)        Pangaea Re 2019-1, 2/1/23                                                     2,932,242
     2,941,254+(e)(f)        Pangaea Re 2019-3, 7/1/23                                                     3,064,517
       300,000+(e)(f)        Sector Re V, Series 7, Class C, 12/1/22 (144A)                                   80,627

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Multiperil -- Worldwide -- (continued)
       300,000+(e)(f)        Sector Re V, Series 7, Class C, 12/1/22 (144A)                           $       80,627
     4,000,000+(e)(f)        Sector Re V, Series 8, Class C, 12/1/23 (144A)                                4,319,551
           379+(e)           Sector Re V, Series 8, Class F, 3/1/23 (144A)                                    19,074
         1,331+(e)           Sector Re V, Series 8, Class G, 3/1/23 (144A)                                    48,363
     2,000,000+(e)(f)        Sector Re V, Series 9, Class A, 3/1/24 (144A)                                 2,101,511
       874,996+(e)(f)        Sector Re V, Series 9, Class G, 3/1/24 (144A)                                   951,357
     1,250,000+(e)(f)        St. Andrews Re 2017-1, 2/1/20                                                    84,750
     1,737,984+(e)(f)        St. Andrews Re 2017-4, 6/1/20                                                   171,018
       750,000+(f)(g)        Thopas Re 2018, 12/31/21                                                         78,150
     3,000,000+(f)(g)        Thopas Re 2019, 12/31/22                                                      3,358,800
     2,600,000+(e)           Versutus Re 2017, 11/30/21                                                       33,540
     2,000,000+(e)(f)        Versutus Re 2018, 12/31/21                                                           --
     1,434,906+(e)(f)        Versutus Re 2019-B, 12/31/21                                                  1,597,050
       750,000+(f)(g)        Viribus Re 2018, 12/31/21                                                       144,075
     2,500,000+(f)(g)        Viribus Re 2019, 12/31/22                                                     2,902,750
     1,724,784+(e)           Woburn Re 2018, 12/31/21                                                        733,033
       809,418+(e)(f)        Woburn Re 2019, 12/31/22                                                        865,648
                                                                                                      --------------
                                                                                                      $   55,027,226
                                                                                                      --------------
                             Total Reinsurance Sidecars                                               $   65,086,855
--------------------------------------------------------------------------------------------------------------------
                             TOTAL INSURANCE-LINKED SECURITIES
                             (Cost $222,649,297)                                                      $  219,412,548
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
--------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL BOND -- 0.0%+ of Net Assets(h)
                             Municipal Student Loan -- 0.0%+
       173,917(a)            Louisiana Public Facilities Authority, Student Loan
                             Backed, Series A, 3.176% (3 Month USD LIBOR +
                             90 bps), 4/26/27                                                         $      174,007
                                                                                                      --------------
                             Total Municipal Student Loan                                             $      174,007
--------------------------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL BOND
                             (Cost $174,618)                                                          $      174,007
--------------------------------------------------------------------------------------------------------------------
                             SENIOR SECURED FLOATING RATE LOAN
                             INTERESTS -- 5.1% of Net Assets*(a)
                             Aerospace & Defense -- 0.1%
     2,424,514               American Airlines, Inc., 2018 Replacement Term Loan,
                             3.804% (LIBOR + 175 bps), 6/27/25                                        $    2,401,784
       657,604               MACOM Technology Solutions Holdings, Inc.
                             (fka M/A-COM Technology Solutions Holdings, Inc.),
                             Initial Term Loan, 4.294% (LIBOR + 225 bps), 5/17/24                            600,063
       748,125               MRO Holdings, Inc., Initial Term Loan, 7.104% (LIBOR +
                             500 bps), 6/4/26                                                                739,709

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 85

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Aerospace & Defense -- (continued)
       234,609               United Airlines, Inc., Refinanced Term Loan, 3.794%
                             (LIBOR + 175 bps), 4/1/24                                                $      219,360
     1,000,000(i)            WestJet Airlines, Ltd., Term Loan B, 8/7/26                                   1,008,661
                                                                                                      --------------
                             Total Aerospace & Defense                                                $    4,969,577
--------------------------------------------------------------------------------------------------------------------
                             Automobile -- 0.4%
     1,462,018               American Axle & Manufacturing, Inc., Tranche B Term
                             Loan, 4.322% (LIBOR + 225 bps), 4/6/24                                   $    1,435,645
     2,525,086               Cooper-Standard Automotive, Inc., Additional Term B-1
                             Loan, 4.044% (LIBOR + 200 bps), 11/2/23                                       2,428,287
       752,550               CWGS Group LLC, (aka Camping World, Inc.), Term
                             Loan, 4.85% (LIBOR + 275 bps), 11/8/23                                          644,371
     4,651,667               Dana, Inc., 2018 New Term Loan B Advance, 4.294%
                             (LIBOR + 225 bps), 2/27/26                                                    4,677,832
       266,667               Goodyear Tire & Rubber Co., Second Lien Term Loan,
                             4.06% (LIBOR + 200 bps), 3/3/25                                                 262,905
     1,719,855               KAR Auction Services, Inc., Tranche B-6 Term Loan,
                             4.313% (LIBOR + 225 bps), 9/19/26                                             1,733,291
     2,969,849               Navistar, Inc., Tranche B Term Loan, 5.53% (LIBOR +
                             350 bps), 11/6/24                                                             2,965,189
     3,574,689               Thor Industries, Inc., Initial USD Term Loan, 5.875%
                             (LIBOR + 375 bps), 2/1/26                                                     3,494,258
       605,447               TI Group Automotive Systems LLC, Initial US Term Loan,
                             4.544% (LIBOR + 250 bps), 6/30/22                                               602,700
       291,667               Visteon Corp., New Term Loan, 3.805% (LIBOR +
                             175 bps), 3/25/24                                                               286,927
                                                                                                      --------------
                             Total Automobile                                                         $   18,531,405
--------------------------------------------------------------------------------------------------------------------
                             Beverage, Food & Tobacco -- 0.3%
       902,772               Albertson's LLC, 2019 Term B-8 Loan, 4.794% (LIBOR +
                             275 bps), 8/17/26                                                        $      909,374
     4,824,693               Albertson's LLC, 2019-1 Term B-7 Loan, 4.794%
                             (LIBOR + 275 bps), 11/17/25                                                   4,860,501
     1,317,996               Darling Ingredients, Inc. (fka Darling International, Inc.),
                             Term B Loan, 4.05% (LIBOR + 200 bps), 12/18/24                                1,321,292
     2,883,043               JBS USA Lux SA (fka JBS USA LLC), New Term Loan,
                             4.544% (LIBOR + 250 bps), 5/1/26                                              2,900,762
     1,488,068               Post Holdings, Inc., Series A, Incremental Term Loan,
                             4.04% (LIBOR + 200 bps), 5/24/24                                              1,494,489
     1,000,000               US Foods, Inc. (aka U.S. Foodservice, Inc.), Incremental
                             B-2019 Term Loan, 4.05% (LIBOR +
                             200 bps), 9/13/26                                                             1,005,234
                                                                                                      --------------
                             Total Beverage, Food & Tobacco                                           $   12,491,652
--------------------------------------------------------------------------------------------------------------------
                             Broadcasting & Entertainment -- 0.2%
     2,214,248               Charter Communications Operating LLC (aka CCO
                             Safari LLC), Term B Loan, 4.05% (LIBOR +
                             200 bps), 4/30/25                                                        $    2,229,974

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Broadcasting & Entertainment -- (continued)
       583,605               Creative Artists Agency LLC, Refinancing Term Loan,
                             5.044% (LIBOR + 300 bps), 2/15/24                                        $      586,432
     1,087,297               Gray Television, Inc., Term B-2 Loan, 4.582% (LIBOR +
                             225 bps), 2/7/24                                                              1,090,210
     5,875,600               Gray Television, Inc., Term C Loan, 4.832% (LIBOR +
                             250 bps), 1/2/26                                                              5,906,553
     5,001,279               Sinclair Television Group, Inc., Tranche B Term Loan,
                             4.3% (LIBOR + 225 bps), 1/3/24                                                5,024,660
                                                                                                      --------------
                             Total Broadcasting & Entertainment                                       $   14,837,829
--------------------------------------------------------------------------------------------------------------------
                             Building Materials -- 0.1%
     1,124,455               Circor International, Inc., Initial Term Loan, 5.539%
                             (LIBOR + 350 bps), 12/11/24                                              $    1,128,145
     2,753,977               Summit Materials LLC, New Term Loan, 4.044%
                             (LIBOR + 200 bps), 11/21/24                                                   2,762,583
                                                                                                      --------------
                             Total Building Materials                                                 $    3,890,728
--------------------------------------------------------------------------------------------------------------------
                             Buildings & Real Estate -- 0.1%
     2,442,257               Beacon Roofing Supply, Inc., Initial Term Loan, 4.294%
                             (LIBOR + 225 bps), 1/2/25                                                $    2,439,898
     1,014,750               DTZ U.S. Borrower LLC (aka Cushman & Wakafield),
                             Closing Date Term Loan, 5.294% (LIBOR +
                             325 bps), 8/21/25                                                             1,019,184
     1,283,750               Southwire Co. LLC (f.k.a Southwire Co.), Initial Term Loan,
                             3.794% (LIBOR + 175 bps), 5/19/25                                             1,284,151
       438,975               Uniti Group, Inc., Shortfall Term Loan, 7.044% (LIBOR +
                             500 bps), 10/24/22                                                              428,961
     2,100,000               VICI Properties 1 LLC, Term B Loan, 4.046% (LIBOR +
                             200 bps), 12/20/24                                                            2,108,167
       646,769               WireCo WorldGroup, Inc. (WireCo WorldGroup
                             Finance LP), First Lien Initial Term Loan, 7.044%
                             (LIBOR + 500 bps), 9/29/23                                                      634,642
                                                                                                      --------------
                             Total Buildings & Real Estate                                            $    7,915,003
--------------------------------------------------------------------------------------------------------------------
                             Chemicals -- 0.0%+
     2,246,183               Univar USA, Inc., Term B-4 Loan, 4.544% (LIBOR +
                             250 bps), 7/1/24                                                         $    2,257,414
                                                                                                      --------------
                             Total Chemicals                                                          $    2,257,414
--------------------------------------------------------------------------------------------------------------------
                             Chemicals, Plastics & Rubber -- 0.3%
     2,772,597               Axalta Coating Systems Dutch Holding B BV (Axalta
                             Coating Systems U.S. Holdings, Inc.), Term B-3 Dollar
                             Loan, 3.854% (LIBOR + 175 bps), 6/1/24                                   $    2,778,011
     4,488,750               Berry Global, Inc. (fka Berry Plastics Corp.), Term
                             Loan U, 4.549% (LIBOR + 250 bps), 7/1/26                                      4,515,530
     2,284,451               Chemours Co., Tranche B-2 US Dollar Term Loan, 3.8%
                             (LIBOR + 175 bps), 4/3/25                                                     2,207,351
       544,115               Core & Main LP, Initial Term Loan, 4.863% (LIBOR +
                             275 bps), 8/1/24                                                                541,389

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 87

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Chemicals, Plastics & Rubber -- (continued)
     1,480,916               Entegris, Inc. (FKA Versum Materials, Inc.), Term Loan,
                             4.104% (LIBOR + 200 bps), 9/29/23                                        $    1,484,001
     2,118,117               PQ Corp., Third Amendment Tranche B-1 Term Loan,
                             4.756% (LIBOR + 250 bps), 2/8/25                                              2,124,548
       970,069               Reynolds Group Holdings, Inc., Incremental US Term
                             Loan, 4.794% (LIBOR + 275 bps), 2/5/23                                          972,721
       916,716               Tata Chemicals North America, Term Loan, 4.875%
                             (LIBOR + 275 bps), 8/7/20                                                       917,862
     4,730,459               Tronox Finance LLC, First Lien Initial Dollar Term Loan,
                             4.817% (LIBOR + 275 bps), 9/23/24                                             4,735,780
       294,023               Twist Beauty International Holdings SA, Facility B2,
                             5.524% (LIBOR + 300 bps), 4/22/24                                               287,774
                                                                                                      --------------
                             Total Chemicals, Plastics & Rubber                                       $   20,564,967
--------------------------------------------------------------------------------------------------------------------
                             Computers & Electronics -- 0.2%
       992,500               Celestica, Inc., Incremental Term B-2 Loan, 4.554%
                             (LIBOR + 250 bps), 6/27/25                                               $      978,853
     1,000,000(i)            Edgewell Personal Care Co., Term B Loan, 9/18/26                              1,003,750
     1,833,345               Energizer Holdings, Inc., Term Loan B, 4.375% (LIBOR +
                             225 bps), 12/17/25                                                            1,836,761
     1,699,125               Iron Mountain Information Management LLC, Incremental
                             Term B Loan, 3.794% (LIBOR + 175 bps), 1/2/26                                 1,687,444
       933,333               NCR Corp., Initial Term Loan, 4.55% (LIBOR +
                             250 bps), 8/28/26                                                               935,667
     5,404,803               ON Semiconductor Corp., 2019 New Replacement
                             Term B-4 Loan, 4.044% (LIBOR + 200 bps), 9/19/26                              5,432,578
                                                                                                      --------------
                             Total Computers & Electronics                                            $   11,875,053
--------------------------------------------------------------------------------------------------------------------
                             Construction & Building -- 0.0%+
       593,090               Quikrete Holdings, Inc., First Lien Initial Term Loan,
                             4.794% (LIBOR + 275 bps), 11/15/23                                       $      591,298
                                                                                                      --------------
                             Total Construction & Building                                            $      591,298
--------------------------------------------------------------------------------------------------------------------
                             Consumer Services -- 0.0%+
     1,041,381               Prime Security Services Borrower LLC (aka Protection 1
                             Security Solutions), First Lien 2019 Refinancing
                             Term B-1 Loan, 5.21% (LIBOR + 325 bps), 9/23/26                          $    1,030,781
                                                                                                      --------------
                             Total Consumer Services                                                  $    1,030,781
--------------------------------------------------------------------------------------------------------------------
                             Containers, Packaging & Glass -- 0.0%+
     2,994,444               Plastipak Holdings, Inc., Tranche B Term Loan, 4.55%
                             (LIBOR + 250 bps), 10/14/24                                              $    2,961,506
                                                                                                      --------------
                             Total Containers, Packaging & Glass                                      $    2,961,506
--------------------------------------------------------------------------------------------------------------------
                             Diversified & Conglomerate Manufacturing -- 0.0%+
     1,076,693               Delos Finance S.a r.l., New Term Loan, 3.854%
                             (LIBOR + 175 bps), 10/6/23                                               $    1,081,741
                                                                                                      --------------
                             Total Diversified & Conglomerate Manufacturing                           $    1,081,741
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Diversified & Conglomerate Service -- 0.3%
       357,076               ASGN, Inc. (fka On Assignment, Inc.), Initial Term B-1
                             Loan, 4.044% (LIBOR + 200 bps), 6/3/22                                   $      358,766
       909,550               ASGN, Inc. (fka On Assignment, Inc.), Initial Term B-2
                             Loan, 4.044% (LIBOR + 200 bps), 4/2/25                                          913,435
     2,010,959               Avis Budget Car Rental LLC, Tranche B Term Loan, 4.05%
                             (LIBOR + 200 bps), 2/13/25                                                    2,005,094
       103,400               AVSC Holding Corp. (aka PSAV, Inc.), First Lien Initial Term
                             Loan, 5.32% (LIBOR + 325 bps), 3/3/25                                           100,686
     1,877,528               Bright Horizons Family Solutions LLC (fka Bright Horizons
                             Family Solutions, Inc.), Term B Loan, 3.794%
                             (LIBOR + 175 bps), 11/7/23                                                    1,884,569
     1,088,441               Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                             Closing Date Term Loan, 4.544% (LIBOR +
                             250 bps), 3/1/24                                                              1,084,614
       492,706               DG Investment Intermediate Holdings 2, Inc. (aka
                             Convergint Technologies Holdings LLC), First Lien Initial
                             Term Loan, 5.044% (LIBOR + 300 bps), 2/3/25                                     488,394
       468,526               DTI Holdco, Inc., Replacement B-1 Term Loan, 7.006%
                             (LIBOR + 475 bps), 9/29/23                                                      433,387
     2,000,000               DynCorp International, Inc., Term Loan, 8.028% (LIBOR +
                             600 bps), 8/18/25                                                             1,960,000
       493,687               GHX Ultimate Parent Corp., First Lien Initial Term Loan,
                             5.354% (LIBOR + 325 bps), 6/28/24                                               490,602
     1,960,000               Iqvia, Inc. (Quintiles IMS), Incremental Term B-2 Dollar
                             Loan, 4.104% (LIBOR + 200 bps), 1/17/25                                       1,969,188
       873,719               Jaguar Holding Co. I LLC (fka Jaguar Holding Co. I) (aka
                             Pharmaceutical Product Development LLC), 2018
                             Term Loan, 4.544% (LIBOR + 250 bps), 8/18/22                                    875,575
           100               National Mentor Holdings, Inc. (aka Civitas Solutions,
                             Inc.), First Lien Initial Term C Loan, 6.3%
                             (LIBOR + 425 bps), 3/9/26                                                           100
     1,248,784               National Mentor Holdings, Inc. (aka Civitas Solutions,
                             Inc.), First Lien Initial Term Loan, 6.3% (LIBOR
                             + 425 bps), 3/9/26                                                            1,252,947
       390,088               NVA Holdings, Inc., First Lien Term B-3 Loan, 4.794%
                             (LIBOR + 275 bps), 2/2/25                                                       390,484
     1,596,000               NVA Holdings, Inc., Incremental Term B-4 Loan, 5.544%
                             (LIBOR + 350 bps), 2/2/25                                                     1,597,995
     1,475,298               Outfront Media Capital LLC (Outfront Media Capital Corp.),
                             Term Loan, 4.042% (LIBOR + 200 bps), 3/18/24                                  1,485,441
     1,481,250               Sound Inpatient Physicians, Inc., First Lien Initial Term
                             Loan, 4.794% (LIBOR + 275 bps), 6/27/25                                       1,474,770
       685,965               Tempo Acquisition LLC, Initial Term Loan, 5.044%
                             (LIBOR + 300 bps), 5/1/24                                                       688,880

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 89

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Diversified & Conglomerate Service -- (continued)
       412,904               West Corp., Initial Term B Loan, 6.044% (LIBOR +
                             400 bps), 10/10/24                                                       $      368,861
       483,819               WEX, Inc., Term B-3 Loan, 4.294% (LIBOR +
                             225 bps), 5/15/26                                                               487,084
                                                                                                      --------------
                             Total Diversified & Conglomerate Service                                 $   20,310,872
--------------------------------------------------------------------------------------------------------------------
                             Ecological -- 0.0%+
     1,000,000(i)            US Ecology, Inc., Term B Loan, 8/14/26                                   $    1,007,188
                                                                                                      --------------
                             Total Ecological                                                         $    1,007,188
--------------------------------------------------------------------------------------------------------------------
                             Electric & Electrical -- 0.0%+
     1,604,681               Dell International LLC (EMC Corp.), Refinancing
                             Term B-1 Loan, 4.05% (LIBOR + 200 bps), 9/19/25                          $    1,614,710
       393,885               Rackspace Hosting, Inc., First Lien Term B Loan,
                             5.287% (LIBOR + 300 bps), 11/3/23                                               362,128
                                                                                                      --------------
                             Total Electric & Electrical                                              $    1,976,838
--------------------------------------------------------------------------------------------------------------------
                             Electronics -- 0.2%
     3,819,064               Cabot Microelectronics Corp., Initial Term Loan,
                             4.313% (LIBOR + 225 bps), 11/14/25                                       $    3,839,752
       677,451               Leidos, Inc. (fka Leidos Innovations Corp.), B Term Loan,
                             3.813% (LIBOR + 175 bps), 8/22/25                                               681,323
       420,054               Rovi Solutions Corp./Rovi Guides, Inc., Term B Loan,
                             4.55% (LIBOR + 250 bps), 7/2/21                                                 418,873
     2,376,084               Scientific Games International, Inc., Initial Term B-5
                             Loan, 4.876% (LIBOR + 275 bps), 8/14/24                                       2,359,537
       301,048               Verint Systems, Inc., Refinancing Term Loan, 4.147%
                             (LIBOR + 200 bps), 6/28/24                                                      302,742
     2,030,275               Western Digital Corp., US Term B-4 Loan, 3.862%
                             (LIBOR + 175 bps), 4/29/23                                                    2,029,181
                                                                                                      --------------
                             Total Electronics                                                        $    9,631,408
--------------------------------------------------------------------------------------------------------------------
                             Entertainment & Leisure -- 0.0%+
       877,500               Cedar Fair LP, US Term B Loan, 3.794% (LIBOR +
                             175 bps), 4/13/24                                                        $      882,618
       268,444               Sabre GLBL, Inc. (fka Sabre, Inc.), 2018 Other
                             Term B Loan, 4.044% (LIBOR + 200 bps), 2/22/24                                  269,828
                                                                                                      --------------
                             Total Entertainment & Leisure                                            $    1,152,446
--------------------------------------------------------------------------------------------------------------------
                             Environmental Services -- 0.0%+
     2,622,003               GFL Environmental, Inc., Effective Date Incremental
                             Term Loan, 5.044% (LIBOR + 300 bps), 5/30/25                             $    2,602,338
                                                                                                      --------------
                             Total Environmental Services                                             $    2,602,338
--------------------------------------------------------------------------------------------------------------------
                             Finance -- 0.0%+
       990,000               United Rentals (North America), Inc., Initial Term Loan,
                             3.794% (LIBOR + 175 bps), 10/31/25                                       $      995,879
                                                                                                      --------------
                             Total Finance                                                            $      995,879
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

90 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Financial Services -- 0.0%+
     2,142,474               RPI Finance Trust, Initial Term Loan B-6, 4.044%
                             (LIBOR + 200 bps), 3/27/23                                               $    2,155,698
                                                                                                      --------------
                             Total Financial Services                                                 $    2,155,698
--------------------------------------------------------------------------------------------------------------------
                             Healthcare & Pharmaceuticals -- 0.3%
     1,291,705               Acadia Healthcare Co., Inc., Tranche B-4 Term Loan,
                             4.544% (LIBOR + 250 bps), 2/16/23                                        $    1,295,337
       995,000               Agiliti Health, Inc., Initial Term Loan, 5.125% (LIBOR +
                             300 bps), 1/4/26                                                                995,000
     1,074,691               Alkermes, Inc., 2023 Term Loan, 4.41% (LIBOR +
                             225 bps), 3/27/23                                                             1,076,035
       980,000               Alphabet Holding Co., Inc. (aka Nature's Bounty), First
                             Lien Initial Term Loan, 5.544% (LIBOR +
                             350 bps), 9/26/24                                                               909,869
       609,375               Cidron Healthcare, Ltd. (aka ConvaTec, Inc.), Term B
                             Loan, 4.18% (LIBOR + 225 bps), 10/31/23                                         611,660
     2,000,000(i)            DaVita, Inc. (fka DaVita HealthCare Partners, Inc.),
                             Tranche B Term Loan, 8/12/26                                                  2,013,472
     2,531,873               Endo Luxembourg Finance Co. I S.a r.l., Initial Term
                             Loan, 6.313% (LIBOR + 425 bps), 4/29/24                                       2,309,068
     2,127,494               Gentiva Health Services, Inc., First Lien Closing Date
                             Initial Term Loan, 5.813% (LIBOR +
                             375 bps), 7/2/25                                                              2,142,095
       511,875               Grifols Worldwide Operations, Ltd., Tranche B Term
                             Loan, 4.197% (LIBOR + 225 bps), 1/31/25                                         514,994
     1,592,969               HCA, Inc., Tranche B-11 Term Loan, 3.794%
                             (LIBOR + 175 bps), 3/17/23                                                    1,599,829
       990,000               Kindred Healthcare LLC, Closing Date Term Loan,
                             7.063% (LIBOR + 500 bps), 7/2/25                                                993,712
     1,515,422               NMN Holdings III Corp., First Lien Closing Date Term
                             Loan, 5.794% (LIBOR + 375 bps), 11/13/25                                      1,485,114
     1,845,375               Phoenix Guarantor, Inc. (aka Brightspring), First Lien
                             Initial Term Loan, 6.567% (LIBOR +
                             450 bps), 3/5/26                                                              1,851,719
       320,299               Prestige Brands, Inc., Term B-4 Loan, 4.044% (LIBOR +
                             200 bps), 1/26/24                                                               321,260
     1,450,325               Sterigenics-Nordion Holdings LLC, Incremental Term
                             Loan, 5.044% (LIBOR + 300 bps), 5/15/22                                       1,435,369
                                                                                                      --------------
                             Total Healthcare & Pharmaceuticals                                       $   19,554,533
--------------------------------------------------------------------------------------------------------------------
                             Healthcare, Education & Childcare -- 0.4%
     1,035,509               ATI Holdings Acquisition, Inc., First Lien Initial Term
                             Loan, 5.554% (LIBOR + 350 bps), 5/10/23                                  $    1,026,233
     2,406,250               Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
                             International, Inc.), First Incremental Term
                             Loan, 4.789% (LIBOR + 275 bps), 11/27/25                                      2,413,770

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 91

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Healthcare, Education & Childcare -- (continued)
     2,780,817               Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
                             International, Inc.), Initial Term Loan, 5.039%
                             (LIBOR + 300 bps), 6/2/25                                                $    2,795,219
     1,119,238               Kinetic Concepts, Inc., Dollar Term Loan, 7.25%
                             (PRIME + 225 bps), 2/2/24                                                     1,123,260
     1,975,000               KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
                             Term B-3 Loan, 5.854% (LIBOR + 375 bps), 2/21/25                              1,975,494
     5,480,969               Regionalcare Hospital Partners Holdings, Inc., First Lien
                             Term B Loan, 6.554% (LIBOR + 450 bps), 11/16/25                               5,492,101
     4,241,827               Select Medical Corp., Tranche B Term Loan, 4.58%
                             (LIBOR + 250 bps), 3/6/25                                                     4,248,453
       662,664               Universal Health Services, Inc., Incremental Tranche B
                             Facility, 3.794% (LIBOR + 175 bps), 10/31/25                                    667,220
     1,492,500               Vizient, Inc., Term B-5 Loan, 4.544% (LIBOR +
                             250 bps), 5/6/26                                                              1,501,051
                                                                                                      --------------
                             Total Healthcare, Education & Childcare                                  $   21,242,801
--------------------------------------------------------------------------------------------------------------------
                             Hotel, Gaming & Leisure -- 0.1%
     1,377,214               1011778 BC Unlimited Liability Co. (New Red
                             Finance, Inc.) (aka Burger King/Tim Hortons),
                             Term B-3 Loan, 4.294% (LIBOR + 225 bps), 2/16/24                         $    1,383,377
     2,754,094               Boyd Gaming Corp., Refinancing Term B Loan,
                             4.166% (LIBOR + 225 bps), 9/15/23                                             2,766,333
     1,000,000               Hanjin International Corp. (aka Wilshire Grand Center),
                             Initial Term Loan, 4.554% (LIBOR +
                             250 bps), 10/19/20                                                            1,002,500
     1,013,984               Hilton Worldwide Finance LLC, Refinanced Series B-2
                             Term Loan, 3.768% (LIBOR + 175 bps), 6/22/26                                  1,021,237
     1,095,275               MGM Growth Properties Operating Partnership LP,
                             Term B Loan, 4.044% (LIBOR + 200 bps), 3/21/25                                1,099,211
       997,500               PCI Gaming Authority, Term B Facility Loan, 5.044%
                             (LIBOR + 300 bps), 5/29/26                                                    1,003,984
       422,559               Stars Group Holdings BV, USD Term Loan, 5.604%
                             (LIBOR + 350 bps), 7/10/25                                                      424,770
                                                                                                      --------------
                             Total Hotel, Gaming & Leisure                                            $    8,701,412
--------------------------------------------------------------------------------------------------------------------
                             Insurance -- 0.1%
       997,500               Alliant Holdings Intermediate LLC, 2019 New Term
                             Loan, 5.289% (LIBOR + 325 bps), 5/9/25                                   $      991,577
        69,614               Alliant Holdings Intermediate LLC, Initial Term Loan,
                             5.054% (LIBOR + 300 bps), 5/9/25                                                 68,490
     4,289,518               Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
                             5.044% (LIBOR + 300 bps), 11/3/24                                             4,308,284
       552,946               Confie Seguros Holding II Co., Term B Loan, 6.794%
                             (LIBOR + 475 bps), 4/19/22                                                      527,373
       722,089               Integro Parent, Inc., First Lien Initial Term Loan, 7.844%
                             (LIBOR + 575 bps), 10/31/22                                                     702,231

The accompanying notes are an integral part of these financial statements.

92 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Insurance -- (continued)
       343,000               USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                             Loan, 5.104% (LIBOR + 300 bps), 5/16/24                                  $      337,569
                                                                                                      --------------
                             Total Insurance                                                          $    6,935,524
--------------------------------------------------------------------------------------------------------------------
                             Leasing -- 0.2%
     2,064,593               Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan,
                             3.794% (LIBOR + 175 bps), 1/15/25                                        $    2,074,823
     2,611,584               Fly Funding II S.a.r.l., Term Loan, 4.18% (LIBOR +
                             200 bps), 2/9/23                                                              2,618,656
     2,937,984               Hertz Corp., Tranche Term B-1 Loan, 4.8% (LIBOR +
                             275 bps), 6/30/23                                                             2,941,046
       985,000               IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
                             Tranche B-1 Term Loan, 5.895% (LIBOR +
                             375 bps), 9/11/23                                                               980,486
                                                                                                      --------------
                             Total Leasing                                                            $    8,615,011
--------------------------------------------------------------------------------------------------------------------
                             Leisure & Entertainment -- 0.1%
       987,500               24 Hour Fitness Worldwide, Inc., Term Loan, 5.544%
                             (LIBOR + 350 bps), 5/30/25                                               $      954,995
     2,368,949               AMC Entertainment Holdings, Inc. (fka AMC
                             Entertainment, Inc.) Term B-1 Loan, 5.23% (LIBOR +
                             300 bps), 4/22/26                                                             2,382,274
       733,125               CityCenter Holdings LLC, Term B Loan, 4.294%
                             (LIBOR + 225 bps), 4/18/24                                                      735,743
     2,117,491               Fitness International LLC, Term B Loan, 5.294%
                             (LIBOR + 325 bps), 4/18/25                                                    2,124,108
       956,666               Six Flags Theme Parks, Inc., Tranche B Term Loan,
                             4.05% (LIBOR + 200 bps), 4/17/26                                                959,457
                                                                                                      --------------
                             Total Leisure & Entertainment                                            $    7,156,577
--------------------------------------------------------------------------------------------------------------------
                             Machinery -- 0.1%
       105,781               Clark Equipment Co. (aka Doosan Bobcat, Inc.),
                             Repriced Term Loan, 4.104% (LIBOR + 200
                             bps), 5/18/24                                                            $      106,144
     1,234,571               CTC AcquiCo GmbH, Facility B2, 4.874% (LIBOR +
                             275 bps), 3/7/25                                                              1,206,794
       140,772               Gardner Denver, Inc., Tranche B-1 Dollar Term Loan,
                             4.794% (LIBOR + 275 bps), 7/30/24                                               141,356
       368,805               Milacron LLC, Term B Loan, 4.544% (LIBOR +
                             250 bps), 9/28/23                                                               369,266
       247,473               NN, Inc., Tranche B Term Loan, 5.794% (LIBOR +
                             375 bps), 10/19/22                                                              244,148
     2,119,675               Shape Technologies Group, Inc., Initial Term Loan,
                             5.259% (LIBOR + 300 bps), 4/21/25                                             1,950,101
     1,741,250               Terex Corp., 2019 US Term Loan Commitments,
                             4.794% (LIBOR + 275 bps), 1/31/24                                             1,748,323
       295,026               Terex Corp., Incremental US Term Loan, 4.044%
                             (LIBOR + 200 bps), 1/31/24                                                      295,257
                                                                                                      --------------
                             Total Machinery                                                          $    6,061,389
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 93

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Manufacturing -- 0.0%+
     2,932,899               Aristocrat Leisure, Ltd., Term B-3 Loan, 4.028%
                             (LIBOR + 175 bps), 10/19/24                                              $    2,946,417
                                                                                                      --------------
                             Total Manufacturing                                                      $    2,946,417
--------------------------------------------------------------------------------------------------------------------
                             Media -- 0.2%
     2,493,750               CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                             February 2019 Incremental Term Loan, 5.028%
                             (LIBOR + 300 bps), 4/15/27                                               $    2,501,219
     1,481,250               CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                             January 2018 Incremental Term Loan, 4.528% (LIBOR
                             + 250 bps), 1/25/26                                                           1,485,409
       641,484               CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                             March 2017 Refinancing Term Loan, 4.278% (LIBOR +
                             225 bps), 7/17/25                                                               641,802
     1,359,214               CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                             October 2018 Incremental Term Loan, 4.278%
                             (LIBOR + 225 bps), 1/15/26                                                    1,360,489
     1,461,317               Quincy Media, Inc. (fka Quincy Newspapers, Inc.),
                             Term Loan B, 5.071% (LIBOR + 300 bps/PRIME +
                             200 bps), 11/2/22                                                             1,457,664
     2,450,000               Ziggo Secured Finance Partnership, Term Loan E
                             Facility, 4.528% (LIBOR + 250 bps), 4/15/25                                   2,448,028
                                                                                                      --------------
                             Total Media                                                              $    9,894,611
--------------------------------------------------------------------------------------------------------------------
                             Metals & Mining -- 0.1%
       949,352               Atkore International, Inc., First Lien Initial Incremental
                             Term Loan, 4.86% (LIBOR + 275 bps), 12/22/23                             $      952,717
       989,873               BWay Holding Co., Initial Term Loan, 5.59% (LIBOR +
                             325 bps), 4/3/24                                                                971,107
       228,125               Oxbow Carbon LLC, First Lien Tranche B Term Loan,
                             5.794% (LIBOR + 375 bps), 1/4/23                                                228,125
       121,662               TMS International Corp. (aka Tube City IMS Corp.),
                             Term B-2 Loan, 4.926% (LIBOR + 275 bps), 8/14/24                                117,100
     1,740,446               Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                             Term Loan, 4.304% (LIBOR + 225 bps), 6/14/21                                  1,742,265
                                                                                                      --------------
                             Total Metals & Mining                                                    $    4,011,314
--------------------------------------------------------------------------------------------------------------------
                             Oil & Gas -- 0.1%
       330,542               Apergy Corp., Initial Term Loan, 4.563% (LIBOR +
                             250 bps), 5/9/25                                                         $      331,503
       498,750               BCP Raptor II LLC, Initial Term Loan, 6.794% (LIBOR +
                             475 bps), 11/3/25                                                               451,369
     4,962,500               Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
                             Initial Term Loan, 5.294% (LIBOR +
                             325 bps), 9/29/25                                                             4,974,906
       696,474               Delek US Holdings, Inc., Initial Term Loan, 4.294%
                             (LIBOR + 225 bps), 3/31/25                                                      696,474

The accompanying notes are an integral part of these financial statements.

94 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Oil & Gas -- (continued)
       355,975               Encino Acquisition Partners Holdings LLC, Second Lien
                             Initial Term Loan, 8.794% (LIBOR +
                             675 bps), 10/29/25                                                       $      222,484
       460,928               Gulf Finance LLC, Tranche B Term Loan, 7.36%
                             (LIBOR + 525 bps), 8/25/23                                                      351,458
       566,240               St. Joseph Energy Center LLC, Term B Advance, 5.55%
                             (LIBOR + 350 bps), 4/10/25                                                      562,701
                                                                                                      --------------
                             Total Oil & Gas                                                          $    7,590,895
--------------------------------------------------------------------------------------------------------------------
                             Personal, Food & Miscellaneous Services -- 0.0%+
     1,428,722               Diamond (BC) BV (aka Diversey), Initial USD Term Loan,
                             5.256% (LIBOR + 300 bps), 9/6/24                                         $    1,365,323
     1,225,000               Option Care Health, Inc., Term B Loan, 6.544% (LIBOR +
                             450 bps), 8/6/26                                                              1,226,531
                                                                                                      --------------
                             Total Personal, Food & Miscellaneous Services                            $    2,591,854
--------------------------------------------------------------------------------------------------------------------
                             Printing & Publishing -- 0.0%+
     1,213,987               Red Ventures LLC (New Imagitas, Inc.), First Lien
                             Term B-1 Loan, 5.044% (LIBOR + 300 bps), 11/8/24                         $    1,220,627
                                                                                                      --------------
                             Total Printing & Publishing                                              $    1,220,627
--------------------------------------------------------------------------------------------------------------------
                             Professional & Business Services -- 0.2%
     1,000,000               Clear Channel Outdoor Holdings, Inc., Term B Loan,
                             5.544% (LIBOR + 350 bps), 8/21/26                                        $    1,004,286
     2,948,445               GW Honos Security Corp. (Garda World Security Corp.),
                             Term B Loan, 5.637% (LIBOR + 350 bps/PRIME +
                             250 bps), 5/24/24                                                             2,953,236
       358,343               Horizon Pharma USA, Inc., Sixth Amendment
                             Refinancing Term Loan, 4.625% (LIBOR + 250
                             bps), 5/22/26                                                                   360,135
     3,188,162               Lamar Media Corp., Term B Loan, 3.813% (LIBOR +
                             175 bps), 3/14/25                                                             3,206,095
     1,246,875               MYOB US Borrower LLC, First Lien Initial US Term Loan,
                             6.044% (LIBOR + 400 bps), 5/6/26                                              1,253,109
                                                                                                      --------------
                             Total Professional & Business Services                                   $    8,776,861
--------------------------------------------------------------------------------------------------------------------
                             Retail -- 0.3%
       735,000               Bass Pro Group LLC, Initial Term Loan, 7.044% (LIBOR +
                             500 bps), 9/25/24                                                        $      709,389
     2,500,000               Burlington Coat Factory Warehouse Corp., Term B-5
                             Loan, 4.03% (LIBOR + 200 bps), 11/17/24                                       2,511,327
     1,596,435               CDW LLC (aka AP Exhaust Acquisition LLC) (fka CDW
                             Corp.), Term Loan, 3.8% (LIBOR + 175 bps), 8/17/23                            1,606,081
     2,475,000               HD Supply, Inc., Term B-5 Loan, 3.794% (LIBOR +
                             175 bps), 10/17/23                                                            2,481,806
     2,396,847               KFC Holding Co. (aka Yum! Brands), 2018 Term B
                             Loan, 3.791% (LIBOR + 175 bps), 4/3/25                                        2,401,521
       935,658               Michaels Stores, Inc., 2018 New Replacement Term B
                             Loan, 4.544% (LIBOR + 250 bps), 1/30/23                                         915,775

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 95

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Retail -- (continued)
       992,500               Resideo Funding, Inc., Tranche B Term Loan, 4.11%
                             (LIBOR + 200 bps), 10/24/25                                              $      996,222
       872,813               Staples, Inc., 2019 Refinancing New Term B-2 Loan,
                             6.623% (LIBOR + 450 bps), 9/12/24                                               864,084
                                                                                                      --------------
                             Total Retail                                                             $   12,486,205
--------------------------------------------------------------------------------------------------------------------
                             Securities & Trusts -- 0.0%+
       997,500               KSBR Holding Corp., Initial Term Loan, 6.307% (LIBOR +
                             425 bps), 4/15/26                                                        $    1,002,487
                                                                                                      --------------
                             Total Securities & Trusts                                                $    1,002,487
--------------------------------------------------------------------------------------------------------------------
                             Telecommunications -- 0.5%
     3,243,731               CenturyLink, Inc., Initial Term B Loan, 4.794% (LIBOR +
                             275 bps), 1/31/25                                                        $    3,225,823
     2,506,063               Ciena Corp., Refinancing Term Loan, 4.044% (LIBOR +
                             200 bps), 9/26/25                                                             2,522,507
     2,754,000               Commscope, Inc., Initial Term Loan, 5.294% (LIBOR +
                             325 bps), 4/6/26                                                              2,749,387
     2,465,493               Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
                             Tranche B-1 Term Loan, 4.044% (LIBOR +
                             200 bps), 2/15/24                                                             2,472,512
     2,950,000               Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                             4.294% (LIBOR + 225 bps), 2/22/24                                             2,958,605
       899,461               Plantronics, Inc., Initial Term B Loan, 4.544% (LIBOR +
                             250 bps), 7/2/25                                                                899,180
     1,040,566               SBA Senior Finance II LLC, Initial Term Loan, 4.05%
                             (LIBOR + 200 bps), 4/11/25                                                    1,042,436
     5,558,000               Sprint Communications, Inc., 2019 Incremental Term
                             Loan, 5.063% (LIBOR + 300 bps), 2/2/24                                        5,554,482
     2,561,864               Sprint Communications, Inc., Initial Term Loan, 4.563%
                             (LIBOR + 250 bps), 2/2/24                                                     2,546,493
     1,484,673               Virgin Media Bristol LLC, Facility K, 4.528% (LIBOR +
                             250 bps), 1/15/26                                                             1,486,761
       680,541               Windstream Services LLC (fka Windstream Corp.),
                             Tranche B-7 Term Loan, 9.25% (PRIME + 425
                             bps), 2/17/24                                                                   686,495
                                                                                                      --------------
                             Total Telecommunications                                                 $   26,144,681
--------------------------------------------------------------------------------------------------------------------
                             Transport -- 0.0%+
       189,500(j)            Syncreon Global Finance (US), Inc. (Syncreon Group
                             BV), Term Loan, 6.08% (LIBOR + 425 bps), 10/28/20                        $       89,854
                                                                                                      --------------
                             Total Transport                                                          $       89,854
--------------------------------------------------------------------------------------------------------------------
                             Transportation -- 0.1%
     2,431,625               Envision Healthcare Corp., Initial Term Loan, 5.794%
                             (LIBOR + 375 bps), 10/10/25                                              $    1,989,879
     3,240,000               Travelport Finance (Luxembourg) S.a r.l., First Lien Initial
                             Term Loan, 7.104% (LIBOR + 500 bps), 5/29/26                                  2,941,311
                                                                                                      --------------
                             Total Transportation                                                     $    4,931,190
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

96 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Utilities -- 0.1%
     1,343,574               APLP Holdings, Ltd. Partnership, Term Loan, 4.794%
                             (LIBOR + 275 bps), 4/13/23                                               $    1,347,356
       761,438               Calpine Construction Finance Co., LP, Term B Loan,
                             4.544% (LIBOR + 250 bps), 1/15/25                                               763,104
       500,000               Calpine Corp., Term Loan, 4.544% (LIBOR +
                             250 bps), 8/12/26                                                               501,875
       489,940               Eastern Power LLC (Eastern Covert Midco LLC)
                             (aka TPF II LC LLC), Term Loan, 5.794% (LIBOR +
                             375 bps), 10/2/23                                                               492,218
     2,466,124               TerraForm Power Operating LLC, Specified Refinancing
                             Term Loan, 4.044% (LIBOR + 200 bps), 11/8/22                                  2,473,831
     1,354,732               Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                             Initial Term Loan, 4.044% (LIBOR + 200 bps), 8/4/23                           1,360,659
                                                                                                      --------------
                             Total Utilities                                                          $    6,939,043
--------------------------------------------------------------------------------------------------------------------
                             TOTAL SENIOR SECURED FLOATING RATE LOAN
                             INTERESTS (Cost $310,325,042)                                            $  309,724,907
--------------------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                             4.5% of Net Assets
         8,402(a)            Fannie Mae, 4.308% (1 Year CMT Index + 211
                             bps), 9/1/32                                                             $        8,887
     1,546,125(a)            Fannie Mae, 4.569% (1 Year CMT Index + 213
                             bps), 8/1/37                                                                  1,642,815
         7,269(a)            Fannie Mae, 4.572% (2 Month USD LIBOR + 168
                             bps), 1/1/48                                                                      7,692
           310(a)            Fannie Mae, 4.779% (1 Year CMT Index + 231
                             bps), 11/1/23                                                                       316
         7,426(a)            Fannie Mae, 4.78% (1 Year CMT Index + 219
                             bps), 10/1/32                                                                     7,544
         6,454(a)            Fannie Mae, 4.92% (1 Year CMT Index + 217
                             bps), 2/1/34                                                                      6,442
     1,935,907(a)            Federal Home Loan Mortgage Corp., 4.28% (2 Month
                             USD LIBOR + 177 bps), 9/1/35                                                  2,036,424
         2,267(a)            Federal Home Loan Mortgage Corp., 4.371% (5 Year
                             CMT Index + 212 bps), 6/1/35                                                      2,283
         1,100(a)            Federal Home Loan Mortgage Corp., 4.728% (1 Year
                             CMT Index + 231 bps), 10/1/23                                                     1,116
        10,300(a)            Federal Home Loan Mortgage Corp., 4.875% (2 Month
                             USD LIBOR + 200 bps), 11/1/33                                                    10,750
         2,369(a)            Government National Mortgage Association II, 4.0%
                             (1 Year CMT Index + 150 bps), 1/20/22                                             2,394
    18,840,000(a)            U.S. Treasury Floating Rate Notes, 1.947% (3 Month
                             U.S. Treasury Bill Money Market Yield +
                             3 bps), 4/30/20                                                              18,827,057
    35,000,000(a)            U.S. Treasury Floating Rate Notes, 1.959% (3 Month
                             U.S. Treasury Bill Money Market Yield +
                             5 bps), 10/31/20                                                             34,944,855

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 97

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             U.S. Government and Agency Obligations -- (continued)
   101,395,000(a)            U.S. Treasury Floating Rate Notes, 2.029% (3 Month
                             U.S. Treasury Bill Money Market Yield +
                             12 bps), 1/31/21                                                         $  101,259,601
    60,835,000(a)            U.S. Treasury Floating Rate Notes, 2.053% (3 Month
                             U.S. Treasury Bill Money Market Yield +
                             14 bps), 4/30/21                                                             60,740,226
    60,730,000(a)            U.S. Treasury Floating Rate Notes, 2.134% (3 Month
                             U.S. Treasury Bill Money Market Yield +
                             22 bps), 7/31/21                                                             60,676,877
--------------------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                             (Cost $280,419,321)                                                      $  280,175,279
--------------------------------------------------------------------------------------------------------------------
                             TEMPORARY CASH INVESTMENTS -- 7.7%
                             of Net Assets
                             CERTIFICATES OF DEPOSIT -- 0.2%
     6,000,000(a)            Svenska Handelsbanken AB, 2.257% (1 Month USD
                             LIBOR + 19 bps), 5/5/20                                                  $    5,997,251
     1,135,000(a)            Swedbank AB, 2.452% (3 Month USD LIBOR +
                             32 bps), 8/24/20                                                              1,136,310
     6,000,000(a)            Toronto-Dominion Bank, 2.13% (French CPI Ex
                             Tobacco Daily Reference Index + 30 bps), 2/27/20                              6,000,461
                                                                                                      --------------
                                                                                                      $   13,134,022
--------------------------------------------------------------------------------------------------------------------
                             COMMERCIAL PAPERS -- 5.8%
     4,600,000               American Electric Power Co., Inc., 2.234%, 10/7/19                       $    4,597,898
     9,500,000               American Electric Power Co., Inc., 2.304%, 10/8/19                            9,495,062
     8,500,000               Amphenol Corp., 2.17%, 10/1/19                                                8,499,437
    15,000,000               Bank of Nova Scotia, 2.001%, 10/4/19                                         14,996,493
     4,500,000               Bell Canada, Inc., 2.244%, 10/4/19                                            4,498,741
    10,000,000               Bell Canada, Inc., 2.234%, 10/7/19                                            9,995,178
    15,100,000               Berkshire Hathaway Energy Co., 2.252%, 10/3/19                               15,097,018
    15,300,000               Berkshire Hathaway Energy Co., 2.153%, 10/18/19                              15,283,201
     5,900,000               Boston Scientific Corp., 2.403%, 10/7/19                                      5,897,304
     4,665,000               Boston Scientific Corp., 2.34%, 10/10/19                                      4,661,999
     4,150,000               Boston Scientific Corp., 2.368%, 10/21/19                                     4,144,548
     9,100,000               Broadcom, Inc., 3.507%, 10/8/19                                               9,094,724
    15,200,000               Canadian Natural Resources, Ltd., 2.224%, 10/25/19                           15,173,189
     8,500,000               CenterPoint Energy, Inc., 2.22%, 10/1/19                                      8,499,487
     6,200,000               Cigna Holding Co., 2.234%, 10/3/19                                            6,198,762
     8,900,000               Cigna Holding Co., 2.256%, 10/8/19                                            8,895,374
    15,000,000               Consolidated Edison, Inc., 2.423%, 10/4/19                                   14,995,849
     5,900,000               Dominion Energy, Inc., 2.359%, 10/8/19                                        5,896,933
    10,000,000               Duke Energy Corp., 2.172%, 10/7/19                                            9,995,431
     4,910,000               Enel Finance America LLC, 2.351%, 10/8/19                                     4,907,448

The accompanying notes are an integral part of these financial statements.

98 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Commercial Papers -- (continued)
     6,000,000               Enel Finance America LLC, 2.359%, 11/21/19                               $    5,980,196
     5,900,000               Eni Finance USA, Inc., 2.358%, 10/1/19                                        5,899,635
     3,600,000               Eni Finance USA, Inc., 2.336%, 10/8/19                                        3,598,169
     5,600,000               Eni Finance USA, Inc., 2.29%, 11/21/19                                        5,581,177
     2,400,000               ERAC USA Finance LLC, 2.274%, 10/3/19                                         2,399,521
    10,000,000               ERAC USA Finance LLC, 2.255%, 10/8/19                                         9,994,802
     8,500,000               ETP Legacy LP, 2.55%, 10/1/19                                                 8,499,366
     6,000,000               Eversource Energy, 2.211%, 10/2/19                                            5,999,152
     4,500,000               Ford Motor Credit Co. LLC, 2.338%, 10/7/19                                    4,497,664
     8,500,000               Kinder Morgan, Inc., 2.28%, 10/1/19                                           8,499,366
    12,800,000               Mohawk Industries, Inc., 2.234%, 10/3/19                                     12,797,445
    15,100,000               National Grid Electricity Transmission Plc,
                             2.295%, 10/21/19                                                             15,080,163
     7,000,000               NextEra Energy Capital Holdings, Inc.,
                             2.287%, 10/7/19                                                               6,996,802
     8,300,000               NextEra Energy Capital Holdings, Inc.,
                             2.224%, 10/24/19                                                              8,287,506
     5,500,000               PPL Capital Funding, Inc., 2.318%, 10/4/19                                    5,498,543
     6,000,000               PPL Capital Funding, Inc., 2.274%, 10/21/19                                   5,992,118
     3,100,000               PPL Capital Funding, Inc., 2.4%, 11/12/19                                     3,091,561
     7,650,000               Puget Sound Energy, Inc., 2.134%, 10/28/19                                    7,636,518
    15,100,000               Stanley Black & Decker, Inc., 2.151%, 10/7/19                                15,092,660
    15,100,000               Thermo Fisher Scientific, Inc., 2.255%, 10/23/19                             15,078,236
     6,000,000               TransCanada PipeLines, Ltd., 2.238%, 11/4/19                                  5,986,741
    15,100,000               UDR, Inc., 2.234%, 10/25/19                                                  15,076,302
                                                                                                      --------------
                                                                                                      $  358,387,719
--------------------------------------------------------------------------------------------------------------------
                             REPURCHASE AGREEMENTS -- 1.7%
    29,320,000               $29,320,000 Merrill Lynch, Pierce, Fenner & Smith, Inc.,
                             2.32%, dated 9/30/19 plus accrued interest on
                             10/1/19 collateralized by $29,906,400
                             Government National Mortgage Association,
                             3.0%-4.0%, 5/20/49-8/20/49                                               $   29,320,000
    28,270,000               $28,270,000 TD Securities USA LLC, 2.30%,
                             dated 9/30/19 plus accrued interest on 10/1/19
                             collateralized by $14,417,708 Federal National
                             Mortgage Association, 4.0%, 7/1/48 collateralized by
                             $14,417,708 U.S. Treasury Notes, 0.63% -2.4%,
                             7/31/20-2/29/24                                                              28,270,000
    19,000,000               $19,000,000 RBC Capital Markets LLC, 2.33%,
                             dated 9/30/19 plus accrued interest on 10/1/19
                             collateralized by the following:
                             $6,114,242 Freddie Mac Giant, 3.0%, 3/1/47
                             $13,267,013 Federal National Mortgage Association,
                             4.0%, 9/1/48 - 6/1/49                                                        19,000,000

The accompanying notes are an integral part of these financial statements.

     Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 99

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                             Repurchase Agreements -- (continued)
    29,320,000               $29,320,000 ScotiaBank, 2.35%, dated 9/30/19
                             plus accrued interest on 10/1/19 collateralized by
                             $29,908,448 U.S. Treasury Notes, 2.4%, 2/29/24                           $   29,320,000
                                                                                                      --------------
                                                                                                      $  105,910,000
--------------------------------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $477,461,157)                                                      $  477,431,741
--------------------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS IN UNAFFILIATED
                             ISSUERS -- 99.4%
                             (Cost $6,118,369,211)                                                    $6,113,062,136
--------------------------------------------------------------------------------------------------------------------
                             OTHER ASSETS AND LIABILITIES -- 0.6%                                     $   36,848,084
--------------------------------------------------------------------------------------------------------------------
                             NET ASSETS -- 100.0%                                                     $6,149,910,220
====================================================================================================================

bps         Basis Points.

CMT         Constant Maturity Treasury.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR       London Interbank Offered Rate.

PRIME       U.S. Federal Funds Rate.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

SOFRRATE    Secured Overnight Financing Rate.

Strips      Separate trading of Registered interest and principal of securities.

T1Y         U.S. Treasury Yield Curve Rate T Note Constant Maturity 1 Year.

ZERO        Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2019, the value of these securities amounted to $3,347,874,805, or 54.4% of net assets.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (h) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2019.

+ Security that used significant unobservable inputs to determine its value.

(a) Floating rate note. Coupon rate, reference index and spread shown at September 30, 2019.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2019.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at September 30, 2019.

The accompanying notes are an integral part of these financial statements.

100 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

(d)         Securities are restricted as to resale.

(e)         Issued as participation notes.

(f)         Non-income producing security.

(g)         Issued as preference shares.

(h)         Consists of Revenue Bonds unless otherwise indicated.

(i) This term loan will settle after September 30, 2019, at which time the interest rate will be determined.

(j)         Security is in default.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2019 were as follows:

------------------------------------------------------------------------------------------
                                                    Purchases             Sales
------------------------------------------------------------------------------------------
Long-Term U.S. Government Securities                $  203,796,337        $  147,770,313
Other Long-Term Securities                          $1,501,808,483        $1,636,525,484

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2019, the Fund engaged in purchases of $6,349,102 which resulted in a net realized gain/(loss) of $0. During the six months ended September 30, 2019, the Fund did not engage in sales pursuant to these procedures.

At September 30, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $6,124,344,379 was as follows:

   Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                 $ 17,212,627
   Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                  (28,494,870)
                                                                               ------------
   Net unrealized depreciation                                                 $(11,282,243)
                                                                               ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 101

The following is a summary of the inputs used as of September 30, 2019, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------------
                                          Level 1    Level 2           Level 3         Total
-----------------------------------------------------------------------------------------------------
Asset Backed Securities                   $ --       $2,174,622,593    $  8,830,998    $2,183,453,591
Collateralized Mortgage
 Obligations                                --        1,607,658,602              --     1,607,658,602
Corporate Bonds                             --          976,985,056              --       976,985,056
Foreign Government Bonds                    --           58,046,405              --        58,046,405
Insurance-Linked Securities
 Catastrophe Linked Bonds
   Multiperil - U.S.                        --           40,825,105       2,012,400        42,837,505
 Collateralized Reinsurance
   Earthquakes - California                 --                   --       2,222,000         2,222,000
   Multiperil - Massachusetts               --                   --       2,958,850         2,958,850
   Multiperil - U.S.                        --                   --       6,470,727         6,470,727
   Multiperil - U.S. Regional               --                   --       5,445,620         5,445,620
   Multiperil - Worldwide                   --                   --       5,927,996         5,927,996
   Windstorm - Florida                      --                   --       1,150,839         1,150,839
   Windstorm - North Carolina               --                   --       2,000,879         2,000,879
   Windstorm - U.S. Regional                --                   --       3,235,499         3,235,499
 Industry Loss Warranties
   Multiperil - U.S.                        --                   --       5,195,971         5,195,971
   Windstorm - U.S.                         --                   --       2,440,322         2,440,322
 Reinsurance Sidecars
   All Natural Peril - Worldwide            --                   --       1,964,551         1,964,551
   Multiperil - U.S.                        --                   --       8,095,078         8,095,078
   Multiperil - Worldwide                   --                   --      55,027,226        55,027,226
 All Other Insurance-Linked
   Securities                               --           74,439,485              --        74,439,485
Municipal Bond                              --              174,007              --           174,007
Senior Secured Floating Rate
 Loan Interests                             --          309,724,907              --       309,724,907
U.S. Government and Agency
 Obligations                                --          280,175,279              --       280,175,279
Certificates of Deposit                     --           13,134,022              --        13,134,022
Commercial Papers                           --          358,387,719              --       358,387,719
Repurchase Agreements                       --          105,910,000              --       105,910,000
-----------------------------------------------------------------------------------------------------
Total Investments in Securities           $ --       $6,000,083,180    $112,978,956    $6,113,062,136
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

102 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------------------
                                                               Insurance-
                                               Asset Backed    Linked
                                               Securities      Securities       Total
---------------------------------------------------------------------------------------------
Balance as of 3/31/19                          $       --      $ 90,513,904     $ 90,513,904
Realized gain (loss)1                                  --          (129,295)        (129,295)
Change in unrealized appreciation2                     --         3,565,883        3,565,883
Accrued discounts/premiums                             --                --               --
Purchases                                       1,330,998        40,173,171       41,504,169
Sales                                                  --       (29,975,705)     (29,975,705)
Transfers in to Level 3*                        7,500,000                --        7,500,000
Transfers out of Level 3*                              --                --               --
---------------------------------------------------------------------------------------------
Balance as of 9/30/19                          $8,830,998      $104,147,958     $112,978,956
=============================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. For the six months ended September 30, 2019, an investment having a value of $7,500,000 was transferred from Level 2 to Level 3, due to valuing the security using unobservable inputs. There were no other transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still
      held and considered Level 3 at September 30, 2019:                                   $4,638,687
                                                                                           ----------

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 103

Statement of Assets and Liabilities | 9/30/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $6,118,369,211)          $6,113,062,136
  Receivables --
     Investment securities sold                                                    35,142,444
     Fund shares sold                                                              75,239,243
     Interest                                                                      14,332,687
  Other assets                                                                        229,610
----------------------------------------------------------------------------------------------
       Total assets                                                            $6,238,006,120
==============================================================================================
LIABILITIES:
  Due to custodian                                                             $   23,770,377
  Payables --
     Investment securities purchased                                               43,110,122
     Fund shares repurchased                                                       18,147,834
     Distributions                                                                  1,397,955
  Unrealized depreciation on unfunded loan commitments                                  3,109
  Due to affiliates                                                                   748,345
  Accrued expenses                                                                    918,158
----------------------------------------------------------------------------------------------
       Total liabilities                                                       $   88,095,900
==============================================================================================
NET ASSETS:
  Paid-in capital                                                              $6,194,503,823
  Distributable earnings (loss)                                                   (44,593,603)
----------------------------------------------------------------------------------------------
       Net assets                                                              $6,149,910,220
==============================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
     Class A (based on $1,687,800,738/169,886,345 shares)                      $         9.93
     Class C (based on $381,114,803/38,400,435 shares)                         $         9.92
     Class C2 (based on $9,619,925/969,485 shares)                             $         9.92
     Class K (based on $383,054,692/38,523,620 shares)                         $         9.94
     Class Y (based on $3,688,320,062/371,113,004 shares)                      $         9.94
==============================================================================================

The accompanying notes are an integral part of these financial statements.

104 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

Statement of Operations (unaudited)
For the Six Months Ended 9/30/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                  $97,090,822
  Dividends from unaffiliated issuers                                   1,326,630
------------------------------------------------------------------------------------------------------
     Total investment income                                                              $98,417,452
------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 8,813,659
  Administrative expense                                                  781,213
  Transfer agent fees
     Class A                                                              174,290
     Class C                                                               73,244
     Class C2                                                               1,454
     Class K                                                                  980
     Class Y                                                            1,383,568
  Distribution fees
     Class A                                                            1,529,734
     Class C                                                            1,006,248
     Class C2                                                              22,547
  Shareowner communications expense                                        61,521
  Custodian fees                                                          117,199
  Registration fees                                                       160,837
  Professional fees                                                       137,522
  Printing expense                                                         28,740
  Pricing fees                                                            152,465
  Trustees' fees                                                          151,425
  Miscellaneous                                                            98,871
------------------------------------------------------------------------------------------------------
     Total expenses                                                                       $14,695,517
------------------------------------------------------------------------------------------------------
       Net investment income                                                              $83,721,935
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                                  $  (733,676)
------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                              $12,020,616
     Unfunded loan commitments                                                624
     Other assets and liabilities denominated in
       foreign currencies                                                     217         $12,021,457
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                  $11,287,781
------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                    $95,009,716
======================================================================================================

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 105

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended                  Year
                                                                   9/30/19                Ended
                                                                   (unaudited)            3/31/19
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                       $    83,721,935        $   139,593,455
Net realized gain (loss) on investments                                   (733,676)            (1,981,291)
Change in net unrealized appreciation (depreciation)
  on investments                                                        12,021,457            (15,456,309)
----------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations          $    95,009,716        $   122,155,855
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.14 and $0.26 per share, respectively)             $   (21,781,943)       $   (36,341,184)
     Class C ($0.13 and $0.23 per share, respectively)                  (5,081,735)           (11,382,084)
     Class C2 ($0.13 and $0.23 per share, respectively)                   (114,338)              (189,452)
     Class K ($0.15 and $0.28 per share, respectively)                  (5,660,344)            (5,789,037)
     Class Y ($0.15 and $0.27 per share, respectively)                 (53,048,470)           (88,207,485)
----------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                          $   (85,686,830)       $  (141,909,242)
----------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                  $ 2,208,257,749        $ 5,435,371,909
Reinvestment of distributions                                           77,704,867            123,987,280
Cost of shares repurchased                                          (2,030,889,274)        (4,163,986,271)
----------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
       Fund share transactions                                     $   255,073,342        $ 1,395,372,918
----------------------------------------------------------------------------------------------------------
     Net increase in net assets                                    $   264,396,228        $ 1,375,619,531
NET ASSETS:
Beginning of period                                                $ 5,885,513,992        $ 4,509,894,461
----------------------------------------------------------------------------------------------------------
End of period                                                      $ 6,149,910,220        $ 5,885,513,992
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

106 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

-------------------------------------------------------------------------------------------------------------
                                       Six Months       Six Months
                                       Ended            Ended
                                       9/30/19          9/30/19             Year Ended       Year Ended
                                       Shares           Amounts             3/31/19          3/31/19
                                       (unaudited)      (unaudited)         Shares           Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                              73,658,372     $   731,257,281      150,053,164     $ 1,492,141,016
Reinvestment of distributions             2,116,242          21,014,281        3,447,856          34,237,849
Less shares repurchased                 (57,738,981)       (573,335,611)    (123,191,698)     (1,224,211,031)
-------------------------------------------------------------------------------------------------------------
     Net increase                        18,035,633     $   178,935,951       30,309,322     $   302,167,834
=============================================================================================================
Class C
Shares sold                               5,521,085     $    54,743,305        9,449,781     $    93,876,062
Reinvestment of distributions               513,962           5,081,735        1,139,347          11,304,487
Less shares repurchased                 (10,617,996)       (105,324,460)     (30,337,629)       (301,269,304)
-------------------------------------------------------------------------------------------------------------
     Net decrease                        (4,582,949)    $   (45,499,420)     (19,748,501)    $  (196,088,755)
=============================================================================================================
Class C2
Shares sold                                 185,548     $     1,839,618          304,143     $     3,017,620
Reinvestment of distributions                 4,322              42,875           10,421             103,386
Less shares repurchased                     (88,856)           (881,256)        (344,484)         (3,418,732)
-------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                101,014     $     1,001,237          (29,920)    $      (297,726)
=============================================================================================================
Class K
Shares sold                              13,447,292     $   133,550,872       26,908,751     $   267,357,993
Reinvestment of distributions               566,054           5,626,571          461,075           4,581,504
Less shares repurchased                  (3,154,408)        (31,351,762)     (15,608,370)       (155,221,276)
-------------------------------------------------------------------------------------------------------------
     Net increase                        10,858,938     $   107,825,681       11,761,456     $   116,718,221
=============================================================================================================
Class Y
Shares sold                             129,547,335     $ 1,286,866,673      359,915,914     $ 3,578,979,218
Reinvestment of distributions             4,622,430          45,939,405        7,424,296          73,760,054
Less shares repurchased                (132,858,908)     (1,319,996,185)    (249,523,007)     (2,479,865,928)
-------------------------------------------------------------------------------------------------------------
     Net increase                         1,310,857     $    12,809,893      117,817,203     $ 1,172,873,344
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 107

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended          Year          Year          Year        Year        Year
                                                        9/30/19        Ended         Ended         Ended       Ended       Ended
                                                        (unaudited)    3/31/19       3/31/18       3/31/17*    3/31/16*    3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                    $     9.92     $     9.95    $     9.99    $   9.92    $  10.00    $  10.07
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                          $     0.14(a)  $     0.26(a) $     0.18(a) $   0.16(a) $   0.10(a) $   0.10
  Net realized and unrealized gain (loss) on
  investments                                                 0.01          (0.03)        (0.03)       0.08       (0.06)      (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations      $     0.15     $     0.23    $     0.15    $   0.24    $   0.04    $   0.05
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                 $    (0.14)    $    (0.26)   $    (0.19)   $  (0.17)   $  (0.12)   $  (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $     0.01     $    (0.03)   $    (0.04)   $   0.07    $  (0.08)   $  (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $     9.93     $     9.92    $     9.95    $   9.99    $   9.92    $  10.00
====================================================================================================================================
Total return(b)                                               1.55%(c)       2.32%         1.51%       2.43%       0.41%       0.54%
Ratio of net expenses to average net assets                   0.58%(d)       0.59%         0.60%       0.61%       0.63%       0.63%
Ratio of net investment income (loss) to average net
  assets                                                      2.78%(d)       2.58%         1.81%       1.59%       1.01%       0.95%
Portfolio turnover rate                                         32%(c)         61%           54%         69%         58%         45%
Net assets, end of period (in thousands)                $1,687,801     $1,506,433    $1,209,820    $759,455    $673,352    $694,221
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

108 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                              9/30/19      Ended       Ended       Ended       Ended       Ended
                                                              (unaudited)  3/31/19     3/31/18     3/31/17*    3/31/16*    3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $   9.91     $   9.94    $   9.97    $   9.91    $   9.99    $  10.05
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $   0.12(a)  $   0.22(a) $   0.15(a) $   0.13(a) $   0.07(a) $   0.07
  Net realized and unrealized gain (loss) on investments          0.02        (0.02)      (0.02)       0.07       (0.06)      (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.14     $   0.20    $   0.13    $   0.20    $   0.01    $   0.03
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $  (0.13)    $  (0.23)   $  (0.16)   $  (0.14)   $  (0.09)   $  (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.01     $  (0.03)   $  (0.03)   $   0.06    $  (0.08)   $  (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.92     $   9.91    $   9.94    $   9.97    $   9.91    $   9.99
====================================================================================================================================
Total return(b)                                                   1.39%(c)     1.99%       1.28%       2.00%       0.11%       0.34%
Ratio of net expenses to average net assets                       0.89%(d)     0.91%       0.92%       0.93%       0.94%       0.94%
Ratio of net investment income (loss) to average net assets       2.48%(d)     2.22%       1.48%       1.27%       0.70%       0.66%
Portfolio turnover rate                                             32%(c)       61%         54%         69%         58%         45%
Net assets, end of period (in thousands)                      $381,115     $425,928    $623,642    $568,840    $524,030    $594,283
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 109

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year       Year       Year       Year        Year
                                                                  9/30/19      Ended      Ended      Ended      Ended       Ended
                                                                  (unaudited)  3/31/19    3/31/18    3/31/17*   3/31/16*    3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                              $ 9.91       $ 9.94     $ 9.97     $ 9.91     $  9.99     $ 10.05
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $ 0.12(a)    $ 0.22(a)  $ 0.15(a)  $ 0.13(a)  $  0.07(a)  $  0.06
  Net realized and unrealized gain (loss) on investments            0.02        (0.02)     (0.02)      0.07       (0.06)      (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $ 0.14       $ 0.20     $ 0.13     $ 0.20     $  0.01     $  0.03
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $(0.13)      $(0.23)    $(0.16)    $(0.14)    $ (0.09)    $ (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ 0.01       $(0.03)    $(0.03)    $ 0.06     $ (0.08)    $ (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 9.92       $ 9.91     $ 9.94     $ 9.97     $  9.91     $  9.99
====================================================================================================================================
Total return(b)                                                     1.39%(c)     1.98%      1.29%      2.00%       0.11%       0.33%
Ratio of net expenses to average net assets                         0.89%(d)     0.91%      0.92%      0.93%       0.94%       0.95%
Ratio of net investment income (loss) to average net assets         2.47%(d)     2.25%      1.47%      1.27%       0.69%       0.66%
Portfolio turnover rate                                               32%(c)       61%        54%        69%         58%         45%
Net assets, end of period (in thousands)                          $9,620       $8,604     $8,929     $9,834     $10,292     $11,258
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

110 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended        Year        Year        Year       Year      Year
                                                                  9/30/19      Ended       Ended       Ended      Ended     Ended
                                                                  (unaudited)  3/31/19     3/31/18     3/31/17*   3/31/16*  3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                              $   9.93     $   9.96    $   9.99    $  9.93    $10.01    $10.07
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $   0.15(a)  $   0.28(a) $   0.20(a) $  0.19(a) $ 0.12(a) $ 0.14
  Net realized and unrealized gain (loss) on investments              0.01        (0.03)      (0.02)      0.06     (0.06)    (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.16     $   0.25    $   0.18    $  0.25    $ 0.06    $ 0.08
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $  (0.15)    $  (0.28)   $  (0.21)   $ (0.19)   $(0.14)   $(0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.01     $  (0.03)   $  (0.03)   $  0.06    $(0.08)   $(0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   9.94     $   9.93    $   9.96    $  9.99    $ 9.93    $10.01
====================================================================================================================================
Total return(b)                                                       1.66%(c)     2.54%       1.83%      2.55%     0.64%     0.83%
Ratio of net expenses to average net assets                           0.36%(d)     0.37%       0.38%      0.42%     0.42%     0.41%
Ratio of net investment income (loss) to average net assets           3.01%(d)     2.82%       2.03%      1.92%     1.24%     1.28%
Portfolio turnover rate                                                 32%(c)       61%         54%        69%       58%       45%
Net assets, end of period (in thousands)                          $383,055     $274,682    $158,443    $91,666    $5,026    $5,091
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 111

------------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months
                                                  Ended          Year          Year          Year          Year          Year
                                                  9/30/19        Ended         Ended         Ended         Ended         Ended
                                                  (unaudited)    3/31/19       3/31/18       3/31/17*      3/31/16*      3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period              $     9.92     $     9.96    $     9.99    $     9.93    $    10.01    $    10.07
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                    $     0.15(a)  $     0.27(a) $     0.19(a) $     0.17(a) $     0.11(a) $     0.11
  Net realized and unrealized gain (loss)
  on investments                                        0.02          (0.04)        (0.01)         0.07         (0.06)        (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                      $     0.17     $     0.23    $     0.18    $     0.24    $     0.05    $     0.08
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                           $    (0.15)    $    (0.27)   $    (0.21)   $    (0.18)   $    (0.13)   $    (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $     0.02     $    (0.04)   $    (0.03)   $     0.06    $    (0.08)   $    (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     9.94     $     9.92    $     9.96    $     9.99    $     9.93    $    10.01
====================================================================================================================================
Total return(b)                                         1.73%(c)       2.37%         1.76%         2.46%         0.54%         0.79%
Ratio of net expenses to average net assets             0.44%(d)       0.45%         0.46%         0.50%         0.51%         0.51%
Ratio of net investment income (loss) to average
  net assets                                            2.93%(d)       2.74%         1.94%         1.70%         1.15%         1.08%
Portfolio turnover rate                                   32%(c)         61%           54%           69%           58%           45%
Net assets, end of period (in thousands)          $3,688,320     $3,669,866    $2,509,061    $1,768,502    $1,418,468    $1,188,107
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

112 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

Notes to Financial Statements | 9/30/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 113 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

114 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 115

      At September 30, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

116 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2019 was as follows:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                              $141,909,242
      --------------------------------------------------------------------------
          Total                                                    $141,909,242
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2019:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $  7,329,825
      Capital loss carryforward                                     (35,514,785)
      Current year dividend payable                                  (2,424,937)
      Unrealized depreciation                                       (23,306,592)
      --------------------------------------------------------------------------
          Total                                                    $(53,916,489)
      ==========================================================================

      The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and the tax treatment of premium and amortization.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $8,157 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2019.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 117

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems

118 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 119 as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      Open repurchase agreements as of September 30, 2019 are disclosed in the Fund's Schedule of Investments.

120 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion, 0.30% of the next $4 billion of the Fund's average daily net assets, 0.25% of the next 2.5 billion of the Fund's average daily net assets and 0.20% of the Fund's average daily net assets over 7.5 billion. Prior to October 1, 2018, management fees were calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the six months ended September 30, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.30% (annualized) of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $261,003 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended September 30, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 4,463
Class C                                                                   1,687
Class C2                                                                    113
Class K                                                                     272
Class Y                                                                  54,986
--------------------------------------------------------------------------------
  Total                                                                 $61,521
================================================================================

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 121

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $487,342 in distribution fees payable to the Distributor at September 30, 2019.

In addition, redemptions of Class A and Class C2 shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class C, Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. The Distributor earned no underwriting commissions on the sale of shares during the six months ended September 30, 2019.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or

122 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

(c) 2% plus the overnight Eurodollar rate on the borrowing date. The Fund pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2019, the Fund had no borrowings under the credit facility.

6. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of September 30, 2019, the Fund had the following unfunded loan commitments outstanding:

----------------------------------------------------------------------------------------------
                                                                                Unrealized
                                                                                Appreciation/
Loan                                  Principal     Cost          Value         (Depreciation)
----------------------------------------------------------------------------------------------
NCR Corporation                       $1,066,668    $1,066,668    $1,069,334    $ 2,666
----------------------------------------------------------------------------------------------
United Seating and Mobility              324,000       323,295       317,520     (5,775)
----------------------------------------------------------------------------------------------
 Total Value                          $1,390,668    $1,389,963    $1,386,854    $(3,109)
==============================================================================================

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 123

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Multi-Asset Ultrashort Income Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In

124 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 125

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered additional breakpoints that were added to the Fund's management fee schedule, effective October 1, 2018. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund,

126 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 127

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

128 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

Trustees, Officers and Service Providers

Trustees                                Officers
Thomas J. Perna, Chairman               Lisa M. Jones, President and
John E. Baumgardner, Jr.                  Chief Executive Officer
David R. Bock                           Mark E. Bradley, Treasurer and
Diane Durnin                              Chief Financial and
Benjamin M. Friedman                      Accounting Officer
Margaret B.W. Graham                    Christopher J. Kelley, Secretary and
Lisa M. Jones                             Chief Legal Officer
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 129

                          This page is for your notes.

130 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

                          This page is for your notes.

    Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19 131

                          This page is for your notes.

132 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 25249-08-1119




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
N/A



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 5, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 5, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 5, 2019

* Print the name and title of each signing officer under his or her signature.